PART IX	Free Writing Prospectus Filed Pursuant to Rule 433 Registration Statement No. 333-177923 Dated February 4, 2014

- JPMorgan JPMCCI Ex-Front Month Precious Metals Price Index | Index Family : J.P. Morgan Commodity Curve Index

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Asset Class	Commodity	Region	Multi Region	Strategy Style	Traditional Beta	Strategy Type	Enhanced Beta	Currency	USD
Risk Method	None	Bloomberg ID	JMCXPMP	Reuters ID		Core Index	No		

Description: JPMorgan Commodity Curve Index (JPMCCI) Ex-Front Month Precious Metals Price Index

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods — Export Complete Index History

Select Time Period: 1 Year Start Date: dd-mmm-yyyy End Date: dd-mmm-yyyy OK

Selected Period: 01 February 2013 to 31 January 2014

Export Current Statistics

Index Level Data

	Level	Date
Current	311.09	31-Jan-2014
High	434.59	06-Feb-2013
Low	302.08	19-Dec-2013
Start	304.83	31-Dec-2013
End	311.09	31-Jan-2014

Risk Measures

Volatility	23.60%
Sharpe Ratio	-1.19
Maximum Drawdown	-30.49%
Monthly Maximum Drawdown	-0.15%
Embedded Index Fee	---

Return Statistics

Annualized Return	-28.17%
Number of Positive Months	4
Number of Negative Months	8

Return

Daily Return	-0.21%
Month to Date Return	---
Quarter To Date Return	-0.17%
Year To Date Return	-0.17%
3 Month Return	-6.82%
6 Month Return	-5.21%
1 Year Return	-28.10%
3 Year Return	-14.01%
5 Year Return	44.04%


Index Levels**
100
96
92
88
84
80
76
72
68
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13
Selected Start Date: 02-01-2013 Selected End Date: 01-31-2014

Monthly and Annual Return Statistics

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Year
2014	2.06	-1.15	---	---	---	---	---	---	---	---	---	---	2.06

2013	—	-5.83	0.86	-8.87	-5.51	-12.10	5.20	8.22	-5.33	0.06	-5.90	-3.57	-28.74

(1) Calculation descriptions

The first twelve columns reflect the performance of the index from the first trading day of the month displayed to the last trading day of that month.

The final column reflects the performance of the index for the year displayed.

These returns may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the monthly and annual returns displayed in the future. Past performance is not indicative of future returns.

** - As of the date shown above, the index was calculated based on a level for such index set equal to 100 on the date specified at the "Selected Start Date". The Index levels may reflect hypothetical, historical levels and not actual index levels. There is no guarantee that the Index will achieve the return displayed in the chart above in the future.

Index Level Data
Current: Current refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
High: High refers to the highest closing level of the index during the time period selected, with the date on which such highest closing level occurs indicated under the "Date" column next to the High level. The High Level may be a hypothetical, historical level and not an actual level of the Index. There is no guarantee that the Index will achieve the High Level in the future.
Low: Low refers to the lowest closing level of the index during the time period selected, with the date on which such lowest closing level occurs indicated under the "Date" column next to the Low level. The Low Level may be a hypothetical, historical level and not an actual level of the Index. The level of the Index could, in the future, decline below the Low Level displayed on this website.
Start: Start refers to the closing level of the index on the first trading day of the time period indicated.
End: End refers to the closing level of the index on the last trading day of the time period indicated.

Risk Measures
Volatility: Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Maximum Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical index levels and not actual index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Monthly Maximum Drawdown: Monthly Maximum Drawdown is the highest Maximum Drawdown calculated for each [rolling] monthly period during the specified time period. The Monthly Maximum Drawdown may be based on hypothetical, historical index levels and not the actual index levels. The Monthly Maximum Drawdown could, in the future, be larger than the Monthly Maximum Drawdown displayed on this website.
Embedded Index Fee: The levels of the Index are reduced by a daily adjustment factor of 0.50% per annum which may have a considerable impact on the level of the Index.

Return Statistics
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Average Monthly Return: Average Monthly Return is the arithmetic average of the Monthly Returns for each [full calendar month][full monthly anniversary period] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Average Monthly Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Average Monthly Return in the future. Past performance is not indicative of future returns.
Average Monthly Return (Positive Months): Average Monthly Return (Positive Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are greater than or equal to zero. The Average Monthly Return (Positive Months) may be based on hypothetical, historical levels and not an actual level of the Index. There is no guarantee that the Average Monthly Return (Positive Months) for a financial instrument linked to the performance of the Index will achieve the Average Monthly Return (Positive Months) displayed on this website.
Average Monthly Return (Negative Months): Average Monthly Return (Negative Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are less than zero. The Average Monthly Return (Negative Months) may be based on hypothetical, historical levels and not actual levels of the Index. The Average Monthly Return (Negative Months) could, in the future, decline below the Average Monthly Return (Negative Months) displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Number of Negative Months: The Number of Negative Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that less than zero. The Number of Negative Months may be based on hypothetical, historical levels and not actual levels of the Index. The Number of Negative Months during the term of a financial instrument linked to the performance of the Index may be greater than the Number of Negative Months displayed on this website.

Return
Daily Return: The Daily Return is the return of the index from the trading day that is 2 [trading][business] days immediately preceding the current day to the [trading][business] day immediately preceding the current day. The Daily Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Daily Return in the future. Past performance is not indicative of future returns.
Month to Date Return: The Month to Date Return is the return of the index from the [first [trading][business]] day of the current calendar month to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Month to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Month to Date Return in the future. Past performance is not indicative of future returns.
Quarter to Date Return: The Quarter to Date Return is the return of the index from the first [trading][business] day of the current calendar quarter to the trading day immediately preceding the date[Note: may need to change this to start from the end of the previous calendar quarter]. The Quarter to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Quarter to Date Return in the future. Past performance is not indicative of future returns.
Year to Date Return: The Year to Date Return is the return of the index from the first [trading][business] day of the current calendar year to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Year to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index

change this to start from the end of the previous calendar month]. The Year to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Year to Date Return in the future. Past performance is not indicative of future returns.
3M Return: The 3 Month Return is the trailing return of the index over the past 3 month period ending in the last trading day immediately preceding the date. The 3 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 3 Month Return in the future. Past performance is not indicative of future returns.
6M Return: The 6 Month Return is the trailing return of the index over the past 6 month period ending in the last trading day immediately preceding the date. The 6 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 6 Month Return in the future. Past performance is not indicative of future returns.
1Y Return: The 1 Year Return is the trailing return of the index over the past 1 Year period ending in the last trading day immediately preceding the date. The 1 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 1 Year Return in the future. Past performance is not indicative of future returns.
2Y Return: The 2 Year Return is the trailing return of index over the past 2 Year period ending in the last trading day immediately preceding the date, and is not annualized. The 2 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 2 Year Return in the future. Past performance is not indicative of future returns.
5Y Return: The 5 Year Return is the trailing return of index over the past 5 year period ending in the last trading day immediately preceding the date, and is not annualized. The 5 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 5 Year Return in the future. Past performance is not indicative of future returns.

Analysis & Comparison
Current Level: The Current Level refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
Price Date: The Price Date is the trading day immediately preceding the current day.
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Return for Period: The Return for Period is the trailing return of the over the time period specified. The Return for Period may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Return for Period in the future.
Best Month Return: The Best Month Return is the highest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Best Month Return may be based on a hypothetical, historical performance and not actual performance of the Index. There is no guarantee that the Index will achieve the Best Month Return in the future.
Worst Month Return: The Worst Month Return is the lowest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period over a given period of time. The Worst Month Return may be based on hypothetical, historical performance and not actual performance of the Index. The performance of the Index could, in the future, generate a return that is lower than the Worst Month Return displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Annualized Volatility: The Annualized Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Max Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical index levels and not actual index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Time to Recovery: The Time to Recovery is the [longest sub period during the specified time period from any day on which the index begins to decline to the first day on which the level of the index returns to the level it had at the beginning of the decline.] [This field will be left blank if the level of the index as of the current day is lower than the highest level reached by the index over the specified time period.] The Time to Recovery may be based on hypothetical, historical performance and not actual performance of the Index. The Time to Recovery could, in the future, be significantly longer than the Time to Recovery displayed on this website.

Volatility %: Reflects the volatility of the Index for the time period selected. The actual one month, three month, six month and one year volatility may be much different than the volatility displayed for any such period in the chart above.
Drawdown: Reflects the percentage change in each index during the specified timeframe. Each index has the drawdown set at zero percent at the beginning of the time period set forth in the chart above. The drawdown may be based on hypothetical, historical index levels and not the actual index levels. The applicable drawdown could, in the future, be larger than the drawdown displayed on this website and, accordingly, could be larger than the drawdown for any other index or investment strategy displayed on this chart.

(2) Short Summary of the Risks

- The Index and underlying strategies have limited operating history.
- The reported level of the Index and most of the underlying strategies will include the deduction of an adjustment factor.
- The Index may not be successful, may not outperform any alternative strategy or achieve its 5% target volatility.
- The portfolio of underlying strategies may not be a diversified portfolio.
- The Index involves monthly rebalancing and caps the sum of the weights of all underlying strategies, at rebalance, to 200%. It is possible, although unlikely, for the weight of a single underlying strategy to be close to 200%.
- There are risks associated with momentum, carry, mean reversion or short volatility investment strategies.
- The Index comprises only notional assets and liabilities. Some underlying strategies include notional short positions.
- Correlation of performances among the underlying strategies may reduce the performance of the Index.
- The Index is an excess return index and reflects the performance of unfunded or uncollateralized investments in the assets underlying the Index.
- Commodity futures contracts underlying some of the strategies are subject to uncertain legal and regulatory regimes.
- Our affiliate, J.P. Morgan Securities plc ("JPMS plc"), is the Sponsor and Calculation Agent for the Index and underlying strategies. JPMS plc may adjust the Index or any underlying strategy in a way that affects its level.
- The Index is subject to risks associated with currency exchange, interest rates, non-US securities markets and the use of leverage and futures contracts.

(3) General Disclaimers

JPMorgan Chase & Co. ("J.P. Morgan") has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the "SEC") for any offerings to which these materials relate. Before

- JPMorgan JPMCCI Ex-Front Month Precious Metals Price Index | Index Family : J.P. Morgan Commodity Curve Index

Return to List Page | Indices Home

Asset Class	Commodity	**Region**	Multi Region	**Strategy Style**	Traditional Beta	**Strategy Type**	Enhanced Beta	**Currency**	USD
Risk Method	None	**Bloomberg ID**	JMCXXPMP	**Reuters ID**		**Core Index**	No		

Description: JPMorgan Commodity Curve Index (JPMCCI) Ex-Front Month Precious Metals Price Index

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods

Time Period: 1 Year | Start Date: dd-mm-yyyy | End Date: dd-mm-yyyy | OK

Compare with: (•) None ( ) Reference Indices ( ) Custom

Index Performance

Index Name	Current Level	Price Date	Annualized Return	Return for Period	Number of Positive Months	Annualized Volatility	Sharpe Ratio	Max Drawdown	Time to Recovery
JPMorgan JPMCCI Ex-Front Month Precious Metals Price Index	311.09	31-Jan-2014	-28.17%	-28.10%	4	23.80%	-1.19	-30.49%	–

Index Levels**


100
96
92
88
84
80
76
72
68
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13

Volatility(%)

( ) 1 M ( ) 3 M ( ) 6 M (•) 1 Yr

Drawdown


24%
23%
22%
21%
20%
19%
18%
17%
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13

(1) Calculation descriptions

The first twelve columns reflect the performance of the index from the first trading day of the month displayed to the last trading day of that month.

- JPMorgan JPMCCI Ex-Front Month Precious Metals Total Return Index | Index Family : J.P. Morgan Commodity Curve Index

Return to List Page | Indices Home

Asset Class	Commodity	**Region**	Multi Region	**Strategy Style**	Traditional Beta	**Strategy Type**	Enhanced Beta	**Currency**	USD
Risk Method	None	**Bloomberg ID**	JMCIXPMT	**Reuters ID**		**Core Index**	No		

Description: JPMorgan Commodity Curve Index (JPMCCI) Ex-Front Month Precious Metals Total Return Index

SUMMARY ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods

Select Time Period: 1 Year Start Date: dd-mmm-yyyy End Date: dd-mmm-yyyy OK

Export Complete Index History

Selected Period: 01 February 2013 to 31 January 2014

Export Current Statistics

Index Level Data

	Level	Date
Current	323.29	31-Jan-2014
High	453.78	08-Feb-2013
Low	314.04	19-Dec-2013
Start	316.92	31-Dec-2013
End	323.29	31-Jan-2014

Risk Measures

Volatility	23.60%
Sharpe Ratio	-1.21
Maximum Drawdown	-30.79%
Monthly Maximum Drawdown	-0.15%
Embedded Index Fee	---

Return Statistics

Annualized Return	-28.51%
Number of Positive Months	4
Number of Negative Months	8

Return

Daily Return	-0.21%
Month to Date Return	---
Quarter To Date Return	-0.21%
Year To Date Return	-0.21%
3 Month Return	-6.91%
6 Month Return	-5.45%
1 Year Return	-28.45%
3 Year Return	-15.34%
5 Year Return	39.85%


Index Levels**
100
96
92
88
84
80
76
72
68
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13
Selected Start Date: 02-01-2013 Selected End Date: 01-31-2014

Monthly and Annual Return Statistics

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Year
2014	2.01	-1.15	—	—	—	—	—	—	—	—	—	—	2.01

2013	—	-5.83	0.80	-8.90	-5.57	-12.11	6.14	8.17	-5.40	0.02	-5.98	-3.55	-29.12

(1) Calculation descriptions

The first twelve columns reflect the performance of the index from the first trading day of the month displayed to the last trading day of that month.

The final column reflects the performance of the index for the year displayed.

These returns may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the index will achieve the monthly and annual returns displayed in the future. Past performance is not indicative of future returns.

** - As of the date shown above, the index was calculated based on a level for such index set equal to 100 on the date specified at the "Selected Start Date". The Index levels may reflect hypothetical, historical levels and not actual index levels. There is no guarantee that the index will achieve the return displayed in the chart above in the future.

Index Level Data
Current: Current refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
High: High refers to the highest closing level of the index during the time period selected, with the date on which such highest closing level occurs indicated under the "Date" column next to the High level. The High Level may be a hypothetical, historical level and not an actual level of the Index. There is no guarantee that the Index will achieve the High Level in the future.
Low: Low refers to the lowest closing level of the index during the time period selected, with the date on which such lowest closing level occurs indicated under the "Date" column next to the Low level. The Low Level may be a hypothetical, historical level and not an actual level of the Index. The level of the Index could, in the future, decline below the Low Level displayed on this website.
Start: Start refers to the closing level of the index on the first trading day of the time period indicated.
End: End refers to the closing level of the index on the last trading day of the time period indicated.

Risk Measures
Volatility: Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Maximum Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Monthly Maximum Drawdown: Monthly Maximum Drawdown is the highest Maximum Drawdown calculated for each [rolling] monthly period during the specified time period. The Monthly Maximum Drawdown may be based on hypothetical, historical Index levels and not the actual Index levels. The Monthly Maximum Drawdown could, in the future, be larger than the Monthly Maximum Drawdown displayed on this website.
Embedded Index Fee: The levels of the Index are reduced by a daily adjustment factor of 0.50% per annum which may have a considerable impact on the level of the Index.

Return Statistics
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Average Monthly Return: Average Monthly Return is the arithmetic average of the Monthly Returns for each [full calendar month][full monthly anniversary period] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Average Monthly Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Average Monthly Return in the future. Past performance is not indicative of future returns.
Average Monthly Return (Positive Months): Average Monthly Return (Positive Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are greater than or equal to zero. The Average Monthly Return (Positive Months) may be based on hypothetical, historical levels and not an actual level of the Index. There is no guarantee that the Average Monthly Return (Positive Months) for a financial instrument linked to the performance of the Index will achieve the Average Monthly Return (Positive Months) displayed on this website.
Average Monthly Return (Negative Months): Average Monthly Return (Negative Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are less than zero. The Average Monthly Return (Negative Months) may be based on hypothetical, historical levels and not actual levels of the Index. The Average Monthly Return (Negative Months) could, in the future, decline below the Average Monthly Return (Negative Months) displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Number of Negative Months: The Number of Negative Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that less than zero. The Number of Negative Months may be based on hypothetical, historical levels and not actual levels of the Index. The Number of Negative Months during the term of a financial instrument linked to the performance of the Index may be greater than the Number of Negative Months displayed on this website.

Return
Daily Return: The Daily Return is the return of the index from the trading day that is 2 [trading][business] days immediately preceding the current day to the [trading][business] day immediately preceding the current day. The Daily Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Daily Return in the future. Past performance is not indicative of future returns.
Month to Date Return: The Month to Date Return is the return of the index from the [first [trading][business]] day of the current calendar month to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Month to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Month to Date Return in the future. Past performance is not indicative of future returns.
Quarter to Date Return: The Quarter to Date Return is the return of the index from the first [trading][business] day of the current calendar quarter to the trading day immediately preceding the date[Note: may need to change this to start from the end of the previous calendar quarter]. The Quarter to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Quarter to Date Return in the future. Past performance is not indicative of future returns.
Year to Date Return: The Year to Date Return is the return of the index from the first [trading][business] day of the current calendar year to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Year to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index

change this to start from the end of the previous calendar month]. The Year to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Year to Date Return in the future. Past performance is not indicative of future returns.
3M Return: The 3 Month Return is the trailing return of the index over the past 3 month period ending in the last trading day immediately preceding the date. The 3 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 3 Month Return in the future. Past performance is not indicative of future returns.
6M Return: The 6 Month Return is the trailing return of the index over the past 6 month period ending in the last trading day immediately preceding the date. The 6 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 6 Month Return in the future. Past performance is not indicative of future returns.
1Y Return: The 1 Year Return is the trailing return of the index over the past 1 Year period ending in the last trading day immediately preceding the date. The 1 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 1 Year Return in the future. Past performance is not indicative of future returns.
2Y Return: The 2 Year Return is the trailing return of index over the past 2 Year period ending in the last trading day immediately preceding the date, and is not annualized. The 2 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 2 Year Return in the future. Past performance is not indicative of future returns.
5Y Return: The 5 Year Return is the trailing return of index over the past 5 year period ending in the last trading day immediately preceding the date, and is not annualized. The 5 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 5 Year Return in the future. Past performance is not indicative of future returns.

Analysis & Comparison
Current Level: The Current Level refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
Price Date: The Price Date is the trading day immediately preceding the current day.
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Return for Period: The Return for Period is the trailing return of the over the time period specified. The Return for Period may be based on hypothetical, historical Index levels and not actual index levels. There is no guarantee that the Index will achieve the Return for Period in the future.
Best Month Return: The Best Month Return is the highest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Best Month Return may be based on a hypothetical, historical performance and not actual performance of the Index. There is no guarantee that the Index will achieve the Best Month Return in the future.
Worst Month Return: The Worst Month Return is the lowest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period over a given period of time. The Worst Month Return may be based on hypothetical, historical performance and not actual performance of the Index. The performance of the Index could, in the future, generate a return that is lower than the Worst Month Return displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Annualized Volatility: The Annualized Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Max Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical index levels and not actual index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Time to Recovery: The Time to Recovery is the [longest sub period during the specified time period from any day on which the index begins to decline to the first day on which the level of the index returns to the level it had at the beginning of the decline.] [This field will be left blank if the level of the index as of the current day is lower than the highest level reached by the index over the specified time period.] The Time to Recovery may be based on hypothetical, historical performance and not actual performance of the Index. The Time to Recovery could, in the future, be significantly longer than the Time to Recovery displayed on this website.

Volatility %: Reflects the volatility of the index for the time period selected. The actual one month, three month, six month and one year volatility may be much different than the volatility displayed for any such period in the chart above.
Drawdown: Reflects the percentage change in each index during the specified timeframe. Each index has the drawdown set at zero percent at the beginning of the time period set forth in the chart above. The drawdown may be based on hypothetical, historical index levels and not the actual index levels. The applicable drawdown could, in the future, be larger than the drawdown displayed on this website and, accordingly, could be larger than the drawdown for any other index or investment strategy displayed on this chart

(2) Short Summary of the Risks

- The Index and underlying strategies have limited operating history.
- The reported level of the Index and most of the underlying strategies will include the deduction of an adjustment factor.
- The Index may not be successful, may not outperform any alternative strategy or achieve its 5% target volatility.
- The portfolio of underlying strategies may not be a diversified portfolio.
- The Index involves monthly rebalancing and caps the sum of the weights of all underlying strategies, at rebalance, to 200%. It is possible, although unlikely, for the weight of a single underlying strategy to be close to 200%.
- There are risks associated with momentum, carry, mean reversion or short volatility investment strategies.
- The Index comprises only notional assets and liabilities. Some underlying strategies include notional short positions.
- Correlation of performances among the underlying strategies may reduce the performance of the Index.
- The Index is an excess return index and reflects the performance of unfunded or uncollateralized investments in the assets underlying the Index.
- Commodity futures contracts underlying some of the strategies are subject to uncertain legal and regulatory regimes.
- Our affiliate, J.P. Morgan Securities plc ("JPMS plc"), is the Sponsor and Calculation Agent for the Index and underlying strategies. JPMS plc may adjust the Index or any underlying strategy in a way that affects its level.
- The Index is subject to risks associated with currency exchange, interest rates, non-US securities markets and the use of leverage and futures contracts.

(3) General Disclaimers

JPMorgan Chase & Co. ("J.P. Morgan") has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the "SEC") for any offerings to which these materials relate. Before

+ Expand/Collapse Index Navigation

- JPMorgan JPMCCI Ex-Front Month Precious Metals Total Return Index | Index Family : J.P. Morgan Commodity Curve Index

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Asset Class	Commodity	**Region**	Multi Region	**Strategy Style**	Traditional Beta	**Strategy Type**	Enhanced Beta	**Currency**	USD
Risk Method	None	**Bloomberg ID**	JMCXXPMT	**Reuters ID**		**Core Index**	No		

Description: JPMorgan Commodity Curve Index (JPMCCI) Ex-Front Month Precious Metals Total Return Index

SUMMARY ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods
Time Period 1 Year Start Date dd-mmm-yyyy End Date dd-mmm-yyyy OK

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None Reference Indices Custom

Index Performance

Index Name	Current Level	Price Date	Annualized Return	Return for Period	Number of Positive Months	Annualized Volatility	Sharpe Ratio	Max Drawdown	Time to Recovery
JPMorgan JPMCCI Ex-Front Month Precious Metals Total Return Index	323.29	31-Jan-2014	-28.61%	-28.45%	4	23.60%	-1.21	-30.79%	--

Index Levels**


100
96
92
88
84
80
76
72
68
Feb 13 Apr 13 Jun 13 Aug 13 Oct 13 Dec 13

Volatility(%)

1 M 3 M 6 M 1 Yr

Drawdown


24%
23%
22%
21%
20%
19%
18%
17%
Feb 13 Apr 13 Jun 13 Aug 13 Oct 13 Dec 13

(1) Calculation descriptions

- JPMorgan JPMCCI ICE Brent Crude Excess Return Index | Index Family : J.P. Morgan Commodity Curve Index

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Asset Class	Commodity	**Region**	Multi Region	**Strategy Style**	Traditional Beta	**Strategy Type**	Access Beta	**Currency**	USD
Risk Method	None	**Bloomberg ID**	JMCXCOER	**Reuters ID**		**Core Index**	No		

Description: JPMorgan Commodity Curve Index (JPMCCI) ICE Brent Crude Excess Return Index

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods

Export Complete Index History

Select Time Period 1 Year Start Date dd-mmm-yyyy End Date dd-mmm-yyyy OK

Selected Period: 01 February 2013 to 31 January 2014

Export Current Statistics

Index Level Data

	Level	Date
Current	1226.56	31-Jan-2014
High	1293.24	03-Dec-2013
Low	1099.27	17-Apr-2013
Start	1276.08	31-Dec-2013
End	1226.56	31-Jan-2014

Risk Measures

Volatility	14.66%
Sharpe Ratio	-0.17
Maximum Drawdown	-14.20%
Monthly Maximum Drawdown	-0.10%
Embedded Index Fee	---

Return Statistics

Annualized Return	-2.51%
Number of Positive Months	6
Number of Negative Months	6

Return

Daily Return	-1.29%
Month to Date Return	---
Quarter To Date Return	-1.56%
Year To Date Return	-1.56%
3 Month Return	0.72%
6 Month Return	1.41%
1 Year Return	-2.50%
3 Year Return	16.68%
5 Year Return	101.30%


Index Levels**
100%
80%
60%
40%
20%
0%

Monthly and Annual Return Statistics

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Year
2014	-3.88	-1.10	---	---	---	---	---	---	---	---	---	---	-3.88

2013	—	-2.50	0.55	-8.17	-1.35	1.41	5.10	4.19	-2.60	2.29	1.58	0.54	8.92

(1) Calculation descriptions

The first twelve columns reflect the performance of the index from the first trading day of the month displayed to the last trading day of that month.

The final column reflects the performance of the index for the year displayed.

These returns may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the monthly and annual returns displayed in the future. Past performance is not indicative of future returns.

"" - As of the date shown above, the index was calculated based on a level for such index set equal to 100 on the date specified at the "Selected Start Date". The index levels may reflect hypothetical, historical levels and not actual index levels. There is no guarantee that the Index will achieve the return displayed in the chart above in the future.

Index Level Data
Current: Current refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
High: High refers to the highest closing level of the index during the time period selected, with the date on which such highest closing level occurs indicated under the "Date" column next to the High level. The High Level may be a hypothetical, historical level and not an actual level of the Index. There is no guarantee that the Index will achieve the High Level in the future.
Low: Low refers to the lowest closing level of the index during the time period selected, with the date on which such lowest closing level occurs indicated under the "Date" column next to the Low level. The Low Level may be a hypothetical, historical level and not an actual level of the Index. The level of the Index could, in the future, decline below the Low Level displayed on this website.
Start: Start refers to the closing level of the index on the first trading day of the time period indicated.
End: End refers to the closing level of the index on the last trading day of the time period indicated.

Risk Measures
Volatility: Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Maximum Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Monthly Maximum Drawdown: Monthly Maximum Drawdown is the highest Maximum Drawdown calculated for each [rolling] monthly period during the specified time period. The Monthly Maximum Drawdown may be based on hypothetical, historical Index levels and not the actual Index levels. The Monthly Maximum Drawdown could, in the future, be larger than the Monthly Maximum Drawdown displayed on this website.
Embedded Index Fee: The levels of the Index are reduced by a daily adjustment factor of 0.90% per annum which may have a considerable impact on the level of the Index.

Return Statistics
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Average Monthly Return: Average Monthly Return is the arithmetic average of the Monthly Returns for each [full calendar month][full monthly anniversary period] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Average Monthly Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Average Monthly Return in the future. Past performance is not indicative of future returns.
Average Monthly Return (Positive Months): Average Monthly Return (Positive Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are greater than or equal to zero. The Average Monthly Return (Positive Months) may be based on hypothetical, historical levels and not an actual level of the Index. There is no guarantee that the Average Monthly Return (Positive Months) for a financial instrument linked to the performance of the Index will achieve the Average Monthly Return (Positive Months) displayed on this website.
Average Monthly Return (Negative Months): Average Monthly Return (Negative Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are less than zero. The Average Monthly Return (Negative Months) may be based on hypothetical, historical levels and not actual levels of the Index. The Average Monthly Return (Negative Months) could, in the future, decline below the Average Monthly Return (Negative Months) displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Number of Negative Months: The Number of Negative Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that less than zero. The Number of Negative Months may be based on hypothetical, historical levels and not actual levels of the Index. The Number of Negative Months during the term of a financial instrument linked to the performance of the Index may be greater than the Number of Negative Months displayed on this website.

Return
Daily Return: The Daily Return is the return of the index from the trading day that is 2 [trading][business] days immediately preceding the current day to the [trading][business] day immediately preceding the current day. The Daily Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Daily Return in the future. Past performance is not indicative of future returns.
Month to Date Return: The Month to Date Return is the return of the Index from the [first [trading][business]] day of the current calendar month to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Month to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Month to Date Return in the future. Past performance is not indicative of future returns.
Quarter to Date Return: The Quarter to Date Return is the return of the index from the first [trading][business] day of the current calendar quarter to the trading day immediately preceding the date[Note: may need to change this to start from the end of the previous calendar quarter]. The Quarter to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Quarter to Date Return in the future. Past performance is not indicative of future returns.
Year to Date Return: The Year to Date Return is the return of the index from the first [trading][business] day of the current calendar year to the trading day immediately preceding the date [Note: may need to

change this to start from the end of the previous calendar month]. The Year to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Year to Date Return in the future. Past performance is not indicative of future returns.
3M Return: The 3 Month Return is the trailing return of the index over the past 3 month period ending in the last trading day immediately preceding the date. The 3 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 3 Month Return in the future. Past performance is not indicative of future returns.
6M Return: The 6 Month Return is the trailing return of the index over the past 6 month period ending in the last trading day immediately preceding the date. The 6 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 6 Month Return in the future. Past performance is not indicative of future returns.
1Y Return: The 1 Year Return is the trailing return of the index over the past 1 Year period ending in the last trading day immediately preceding the date. The 1 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 1 Year Return in the future. Past performance is not indicative of future returns.
2Y Return: The 2 Year Return is the trailing return of index over the past 2 Year period ending in the last trading day immediately preceding the date, and is not annualized. The 2 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 2 Year Return in the future. Past performance is not indicative of future returns.
5Y Return: The 5 Year Return is the trailing return of index over the past 5 year period ending in the last trading day immediately preceding the date, and is not annualized. The 5 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 5 Year Return in the future. Past performance is not indicative of future returns.

Analysis & Comparison
Current Level: The Current Level refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
Price Date: The Price Date is the trading day immediately preceding the current day.
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Return for Period: The Return for Period is the trailing return of the over the time period specified. The Return for Period may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Return for Period in the future.
Best Month Return: The Best Month Return is the highest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Best Month Return may be based on a hypothetical, historical performance and not actual performance of the Index. There is no guarantee that the Index will achieve the Best Month Return in the future.
Worst Month Return: The Worst Month Return is the lowest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period over a given period of time. The Worst Month Return may be based on hypothetical, historical performance and not actual performance of the Index. The performance of the Index could, in the future, generate a return that is lower than the Worst Month Return displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the Index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Annualized Volatility: The Annualized Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Max Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Time to Recovery: The Time to Recovery is the [longest sub period during the specified time period from any day on which the index begins to decline to the first day on which the level of the index returns to the level it had at the beginning of the decline.] [This field will be left blank if the level of the index as of the current day is lower than the highest level reached by the index over the specified time period.] The Time to Recovery may be based on hypothetical, historical performance and not actual performance of the Index. The Time to Recovery could, in the future, be significantly longer than the Time to Recovery displayed on this website.

Volatility %: Reflects the volatility of the Index for the time period selected. The actual one month, three month, six month and one year volatility may be much different than the volatility displayed for any such period in the chart above
Drawdown: Reflects the percentage change in each index during the specified timeframe. Each index has the drawdown set at zero percent at the beginning of the time period set forth in the chart above. The drawdown may be based on hypothetical, historical index levels and not the actual index levels. The applicable drawdown could, in the future, be larger than the drawdown displayed on this website and, accordingly, could be larger than the drawdown for any other index or investment strategy displayed on this chart

(2) Short Summary of the Risks

- The Index and underlying strategies have limited operating history.
- The reported level of the Index and most of the underlying strategies will include the deduction of an adjustment factor.
- The Index may not be successful, may not outperform any alternative strategy or achieve its 5% target volatility.
- The portfolio of underlying strategies may not be a diversified portfolio.
- The Index involves monthly rebalancing and caps the sum of the weights of all underlying strategies, at rebalance, to 200%. It is possible, although unlikely, for the weight of a single underlying strategy to be close to 200%.
- There are risks associated with momentum, carry, mean reversion or short volatility investment strategies.
- The Index comprises only notional assets and liabilities. Some underlying strategies include notional short positions.
- Correlation of performances among the underlying strategies may reduce the performance of the Index.
- The Index is an excess return index and reflects the performance of unfunded or uncollateralized investments in the assets underlying the Index.
- Commodity futures contracts underlying some of the strategies are subject to uncertain legal and regulatory regimes.
- Our affiliate, J.P. Morgan Securities plc ("JPMS plc"), is the Sponsor and Calculation Agent for the Index and underlying strategies. JPMS plc may adjust the Index or any underlying strategy in a way that affects its level.
- The Index is subject to risks associated with currency exchange, interest rates, non-US securities markets and the use of leverage and futures contracts.

(3) General Disclaimers

JPMorgan Chase & Co. ("J.P. Morgan") has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the "SEC") for any offerings to which these materials relate. Before you invest in any offering of securities by J.P. Morgan, you should read the prospectus in that registration statement, the prospectus supplement, as well as the particular product supplement, the relevant term

sheet or pricing supplement, and any other documents that J.P. Morgan will file with the SEC relating to such offering for more complete information about J.P. Morgan and the offering of any securities. You may get these documents without cost by visiting EDGAR on the SEC Website at www.sec.gov. Alternatively, J.P. Morgan, any agent, or any dealer participating in the particular offering will arrange to send you the prospectus and the prospectus supplement, as well as any product supplement and term sheet or pricing supplement, if you so request by calling toll-free (800) 576-3529.

Use of Simulated Returns
Back-testing and other statistical analysis material that is provided in connection with the explanations of the potential returns of the securities linked to the Index use simulated analysis and hypothetical circumstances to estimate how it may have performed prior to its actual existence. The results obtained from such "back-testing" information should not be considered indicative of the actual results that might be obtained from an investment or participation in a financial instrument or transaction referencing the Index. J.P. Morgan provides no assurance or guarantee that the securities linked to the Index will operate or would have operated in the past in a manner consistent with these materials. The hypothetical, back-tested, historical levels presented herein have not been verified by an independent third party, and such hypothetical, back-tested, historical levels have inherent limitations. Alternative simulations, techniques, modeling or assumptions might produce significantly different results and prove to be more appropriate. Actual results will vary, perhaps materially, from the simulated returns presented in this website.

IRS Circular 230 Disclosure
We and our affiliates do not provide tax advice. Accordingly, any discussion of U.S. tax matters contained herein is not intended or written to be used, and cannot be used, in connection with the promotion, marketing or recommendation by anyone unaffiliated with J.P. Morgan of any of the matters address herein or for the purpose of avoiding U.S. tax-related penalties. Investment suitability must be determined individually for each investor, and the financial instruments described herein may not be suitable for all investors. This information is not intended to provide and should not be relied upon as providing accounting, legal, regulatory or tax advice. Investors should consult with their own advisors as to these matters.

This material is not a product of J.P. Morgan Research Departments

- JPMorgan JPMCCI ICE Brent Crude Excess Return Index | Index Family : J.P. Morgan Commodity Curve Index

Return to List Page | Indices Home

Asset Class	Commodity	Region	Multi Region	Strategy Style	Traditional Beta	Strategy Type	Access Beta	Currency	USD
Risk Method	None	Bloomberg ID	JMCXCOER	Reuters ID		Core Index	No		

Description: JPMorgan Commodity Curve Index (JPMCCI) ICE Brent Crude Excess Return Index

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods
Time Period: 1 Year | Start Date: dd-mmm-yyyy | End Date: dd-mmm-yyyy | OK

Compare with
◉ None ○ Reference Indices ○ Custom

Index Performance

Index Name	Current Level	Price Date	Annualized Return	Return for Period	Number of Positive Months	Annualized Volatility	Sharpe Ratio	Max Drawdown	Time to Recovery
JPMorgan JPMCCI ICE Brent Crude Excess Return Index	1,226.66	31-Jan-2014	-2.51%	-2.50%	6	14.66%	-0.17	-14.20%	-2 M -4 D

Index Levels**


104
102
100
98
96
94
92
90
88
86
Feb 13 Apr 13 Jun 13 Aug 13 Oct 13 Dec 13

Volatility(%)
○ 1 M ○ 3 M ○ 6 M ◉ 1 Yr

Drawdown


21%
20%
19%
18%
17%
16%
15%
14%
Feb 13 Apr 13 Jun 13 Aug 13 Oct 13 Dec 13

(1) Calculation descriptions

The first twelve columns reflect the performance of the index from the first trading day of the month displayed to the last trading day of that month.

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

- JPMorgan JPMCCI ICE Brent Crude Price Index | Index Family : J.P. Morgan Commodity Curve Index

Return to List Page | Indices Home

Asset Class	Commodity	**Region**	Multi Region	**Strategy Style**	Traditional Beta	**Strategy Type**	Access Beta	**Currency**	USD
Risk Method	None	**Bloomberg ID**	JMCXCOPI	**Reuters ID**		**Core Index**	No		

Description: JPMorgan Commodity Curve Index (JPMCCI) ICE Brent Crude Price Index

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods

Export Complete Index History

Select Time Period: 1 Year | Start Date: dd-mmm-yyyy | End Date: dd-mmm-yyyy | OK

Selected Period: 01 February 2013 to 31 January 2014

Export Current Statistics

Index Level Data

	Level	Date
Current	103.88	31-Jan-2014
High	114.25	14-Feb-2013
Low	96.62	17-Apr-2013
Start	108.32	31-Dec-2013
End	103.88	31-Jan-2014

Risk Measures

Volatility	14.65%
Sharpe Ratio	-0.53
Maximum Drawdown	-15.43%
Monthly Maximum Drawdown	-0.11%
Embedded Index Fee	---

Return Statistics

Annualized Return	-7.75%
Number of Positive Months	6
Number of Negative Months	6

Return

Daily Return	-1.29%
Month to Date Return	---
Quarter To Date Return	-1.77%
Year To Date Return	-1.77%
3 Month Return	0.06%
6 Month Return	-1.22%
1 Year Return	-7.73%
3 Year Return	1.13%
5 Year Return	107.30%


Index Levels**
104
102
100
98
96
94
92
90
88
86
84
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13
Selected Start Date: 02-01-2013 Selected End Date: 01-31-2014

Monthly and Annual Return Statistics

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Year
2014	-4.10	-1.10	---	---	---	---	---	---	---	---	---	---	-4.10

2013	—	-3.29	-0.37	-6.66	-1.57	1.17	4.58	3.64	-3.38	1.55	1.26	0.78	0.88

(1) Calculation descriptions

The first twelve columns reflect the performance of the index from the first trading day of the month displayed to the last trading day of that month.

The final column reflects the performance of the index for the year displayed.

These returns may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the monthly and annual returns displayed in the future. Past performance is not indicative of future returns.

** - As of the date shown above, the index was calculated based on a level for such index set equal to 100 on the date specified at the "Selected Start Date". The Index levels may reflect hypothetical, historical levels and not actual index levels. There is no guarantee that the Index will achieve the return displayed in the chart above in the future.

Index Level Data
Current: Current refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
High: High refers to the highest closing level of the index during the time period selected, with the date on which such highest closing level occurs indicated under the "Date" column next to the High level. The High Level may be a hypothetical, historical level and not an actual level of the Index. There is no guarantee that the Index will achieve the High Level in the future.
Low: Low refers to the lowest closing level of the index during the time period selected, with the date on which such lowest closing level occurs indicated under the "Date" column next to the Low level. The Low Level may be a hypothetical, historical level and not an actual level of the index. The level of the index could, in the future, decline below the Low Level displayed on this website.
Start: Start refers to the closing level of the index on the first trading day of the time period indicated.
End: End refers to the closing level of the index on the last trading day of the time period indicated.

Risk Measures
Volatility: Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Maximum Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Monthly Maximum Drawdown: Monthly Maximum Drawdown is the highest Maximum Drawdown calculated for each [rolling] monthly period during the specified time period. The Monthly Maximum Drawdown may be based on hypothetical, historical Index levels and not the actual Index levels. The Monthly Maximum Drawdown could, in the future, be larger than the Monthly Maximum Drawdown displayed on this website.
Embedded Index Fee: The levels of the index are reduced by a daily adjustment factor of 0.80% per annum which may have a considerable impact on the level of the Index.

Return Statistics
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Average Monthly Return: Average Monthly Return is the arithmetic average of the Monthly Returns for each [full calendar month][full monthly anniversary period] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Average Monthly Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Average Monthly Return in the future. Past performance is not indicative of future returns.
Average Monthly Return (Positive Months): Average Monthly Return (Positive Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are greater than or equal to zero. The Average Monthly Return (Positive Months) may be based on hypothetical, historical levels and not an actual level of the Index. There is no guarantee that the Average Monthly Return (Positive Months) for a financial instrument linked to the performance of the Index will achieve the Average Monthly Return (Positive Months) displayed on this website.
Average Monthly Return (Negative Months): Average Monthly Return (Negative Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are less than zero. The Average Monthly Return (Negative Months) may be based on hypothetical, historical levels and not actual levels of the Index. The Average Monthly Return (Negative Months) could, in the future, decline below the Average Monthly Return (Negative Months) displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Number of Negative Months: The Number of Negative Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that less than zero. The Number of Negative Months may be based on hypothetical, historical levels and not actual levels of the Index. The Number of Negative Months during the term of a financial instrument linked to the performance of the Index may be greater than the Number of Negative Months displayed on this website.

Return
Daily Return: The Daily Return is the return of the index from the trading day that is 2 [trading][business] days immediately preceding the current day to the [trading][business] day immediately preceding the current day. The Daily Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Daily Return in the future. Past performance is not indicative of future returns.
Month to Date Return: The Month to Date Return is the return of the index from the [first [trading][business]] day of the current calendar month to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Month to Date Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Month to Date Return in the future. Past performance is not indicative of future returns.
Quarter to Date Return: The Quarter to Date Return is the return of the index from the first [trading][business] day of the current calendar quarter to the trading day immediately preceding the date[Note: may need to change this to start from the end of the previous calendar quarter]. The Quarter to Date Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Quarter to Date Return in the future. Past performance is not indicative of future returns.
Year to Date Return: The Year to Date Return is the return of the index from the first [trading][business] day of the current calendar year to the trading day immediately preceding the date [Note: may need to

will achieve the Year to Date Return in the future. Past performance is not indicative of future returns.
3M Return: The 3 Month Return is the trailing return of the index over the past 3 month period ending in the last trading day immediately preceding the date. The 3 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 3 Month Return in the future. Past performance is not indicative of future returns.
6M Return: The 6 Month Return is the trailing return of the index over the past 6 month period ending in the last trading day immediately preceding the date. The 6 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 6 Month Return in the future. Past performance is not indicative of future returns.
1Y Return: The 1 Year Return is the trailing return of the index over the past 1 Year period ending in the last trading day immediately preceding the date. The 1 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 1 Year Return in the future. Past performance is not indicative of future returns.
2Y Return: The 2 Year Return is the trailing return of index over the past 2 Year period ending in the last trading day immediately preceding the date, and is not annualized. The 2 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 2 Year Return in the future. Past performance is not indicative of future returns.
5Y Return: The 5 Year Return is the trailing return of index over the past 5 year period ending in the last trading day immediately preceding the date, and is not annualized. The 5 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 5 Year Return in the future. Past performance is not indicative of future returns.

Analysis & Comparison
Current Level: The Current Level refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
Price Date: The Price Date is the trading day immediately preceding the current day.
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Return for Period: The Return for Period is the trailing return of the over the time period specified. The Return for Period may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Return for Period in the future.
Best Month Return: The Best Month Return is the highest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Best Month Return may be based on a hypothetical, historical performance and not actual performance of the Index. There is no guarantee that the Index will achieve the Best Month Return in the future.
Worst Month Return: The Worst Month Return is the lowest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period over a given period of time. The Worst Month Return may be based on hypothetical, historical performance and not actual performance of the Index. The performance of the Index could, in the future, generate a return that is lower than the Worst Month Return displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Annualized Volatility: The Annualized Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Max Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Time to Recovery: The Time to Recovery is the [longest sub period during the specified time period from any day on which the Index begins to decline to the first day on which the level of the index returns to the level it had at the beginning of the decline.] [This field will be left blank if the level of the index as of the current day is lower than the highest level reached by the index over the specified time period.] The Time to Recovery may be based on hypothetical, historical performance and not actual performance of the Index. The Time to Recovery could, in the future, be significantly longer than the Time to Recovery displayed on this website.

Volatility %: Reflects the volatility of the Index for the time period selected. The actual one month, three month, six month and one year volatility may be much different than the volatility displayed for any such period in the chart above
Drawdown: Reflects the percentage change in each index during the specified timeframe. Each index has the drawdown set at zero percent at the beginning of the time period set forth in the chart above. The drawdown may be based on hypothetical, historical index levels and not the actual index levels. The applicable drawdown could, in the future, be larger than the drawdown displayed on this website and, accordingly, could be larger than the drawdown for any other index or investment strategy displayed on this chart

(2) Short Summary of the Risks

- The Index and underlying strategies have limited operating history.
- The reported level of the Index and most of the underlying strategies will include the deduction of an adjustment factor.
- The Index may not be successful, may not outperform any alternative strategy or achieve its 5% target volatility.
- The portfolio of underlying strategies may not be a diversified portfolio.
- The Index involves monthly rebalancing and caps the sum of the weights of all underlying strategies, at rebalance, to 200%. It is possible, although unlikely, for the weight of a single underlying strategy to be close to 200%.
- There are risks associated with momentum, carry, mean reversion or short volatility investment strategies.
- The Index comprises only notional assets and liabilities. Some underlying strategies include notional short positions.
- Correlation of performances among the underlying strategies may reduce the performance of the Index.
- The Index is an excess return index and reflects the performance of unfunded or uncollateralized investments in the assets underlying the Index.
- Commodity futures contracts underlying some of the strategies are subject to uncertain legal and regulatory regimes.
- Our affiliate, J.P. Morgan Securities plc ("JPMS plc"), is the Sponsor and Calculation Agent for the Index and underlying strategies. JPMS plc may adjust the Index or any underlying strategy in a way that affects its level.
- The Index is subject to risks associated with currency exchange, interest rates, non-US securities markets and the use of leverage and futures contracts.

(3) General Disclaimers

JPMorgan Chase & Co. ("J.P. Morgan") has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the "SEC") for any offerings to which these materials relate. Before you invest in any offering of securities by J.P. Morgan, you should read the prospectus in that registration statement, the prospectus supplement, as well as the particular product supplement, the relevant term

- JPMorgan JPMCCI ICE Brent Crude Price Index | Index Family : J.P. Morgan Commodity Curve Index

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Asset Class	Commodity	**Region**	Multi Region	**Strategy Style**	Traditional Beta	**Strategy Type**	Access Beta	**Currency**	USD
Risk Method	None	**Bloomberg ID**	JNCXCOR	**Reuters ID**		**Core Index**	No		

Description: JPMorgan Commodity Curve Index (JPMCCI) ICE Brent Crude Price Index

SUMMARY | ANALYSIS & COMPARISIONS

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Index Performance

Index Name	Current Level	Price Date	Annualized Return	Return for Period	Number of Positive Months	Annualized Volatility	Sharpe Ratio	Max Drawdown	Time to Recovery
JPMorgan JPMCCI ICE Brent Crude Price Index	103.88	31-Jan-2014	-7.75%	-7.73%	6	14.65%	-0.53	-15.43%	--

Index Levels**


104
100
96
92
88
84
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13

Volatility(%)

( ) 1 M ( ) 3 M ( ) 6 M (•) 1 Yr

Drawdown


21%
20%
19%
18%
17%
16%
15%
14%
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13

(1) Calculation descriptions

The first twelve columns reflect the performance of the index from the first trading day of the month displayed to the last trading day of that month.

2013	—	-2.89	0.56	-5.17	-1.34	1.42	5.11	4.20	-2.60	2.29	1.55	0.95	6.98

(1) Calculation descriptions

The first twelve columns reflect the performance of the index from the first trading day of the month displayed to the last trading day of that month.

The final column reflects the performance of the index for the year displayed.

These returns may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the index will achieve the monthly and annual returns displayed in the future. Past performance is not indicative of future returns.

** - As of the date shown above, the index was calculated based on a level for such index set equal to 100 on the date specified at the "Selected Start Date". The index levels may reflect hypothetical, historical levels and not actual index levels. There is no guarantee that the index will achieve the return displayed in the chart above in the future.

Index Level Data
Current: Current refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
High: High refers to the highest closing level of the index during the time period selected, with the date on which such highest closing level occurs indicated under the "Date" column next to the High level. The High Level may be a hypothetical, historical level and not an actual level of the Index. There is no guarantee that the Index will achieve the High Level in the future.
Low: Low refers to the lowest closing level of the index during the time period selected, with the date on which such lowest closing level occurs indicated under the "Date" column next to the Low level. The Low Level may be a hypothetical, historical level and not an actual level of the Index. The level of the Index could, in the future, decline below the Low Level displayed on this website.
Start: Start refers to the closing level of the index on the first trading day of the time period indicated.
End: End refers to the closing level of the index on the last trading day of the time period indicated.

Risk Measures
Volatility: Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given Index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Maximum Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Monthly Maximum Drawdown: Monthly Maximum Drawdown is the highest Maximum Drawdown calculated for each [rolling] monthly period during the specified time period. The Monthly Maximum Drawdown may be based on hypothetical, historical Index levels and not the actual Index levels. The Monthly Maximum Drawdown could, in the future, be larger than the Monthly Maximum Drawdown displayed on this website.
Embedded Index Fee: The levels of the Index are reduced by a daily adjustment factor of 0.80% per annum which may have a considerable impact on the level of the Index.

Return Statistics
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Average Monthly Return: Average Monthly Return is the arithmetic average of the Monthly Returns for each [full calendar month][full monthly anniversary period] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Average Monthly Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Average Monthly Return in the future. Past performance is not indicative of future returns.
Average Monthly Return (Positive Months): Average Monthly Return (Positive Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are greater than or equal to zero. The Average Monthly Return (Positive Months) may be based on hypothetical, historical levels and not an actual level of the Index. There is no guarantee that the Average Monthly Return (Positive Months) for a financial instrument linked to the performance of the Index will achieve the Average Monthly Return (Positive Months) displayed on this website.
Average Monthly Return (Negative Months): Average Monthly Return (Negative Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are less than zero. The Average Monthly Return (Negative Months) may be based on hypothetical, historical levels and not actual levels of the Index. The Average Monthly Return (Negative Months) could, in the future, decline below the Average Monthly Return (Negative Months) displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Number of Negative Months: The Number of Negative Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that less than zero. The Number of Negative Months may be based on hypothetical, historical levels and not actual levels of the Index. The Number of Negative Months during the term of a financial instrument linked to the performance of the Index may be greater than the Number of Negative Months displayed on this website.

Return
Daily Return: The Daily Return is the return of the Index from the trading day that is 2 [trading][business] days immediately preceding the current day to the [trading][business] day immediately preceding the current day. The Daily Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Daily Return in the future. Past performance is not indicative of future returns.
Month to Date Return: The Month to Date Return is the return of the index from the [first [trading][business]] day of the current calendar month to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Month to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Month to Date Return in the future. Past performance is not indicative of future returns.
Quarter to Date Return: The Quarter to Date Return is the return of the index from the first [trading][business] day of the current calendar quarter to the trading day immediately preceding the date[Note: may need to change this to start from the end of the previous calendar quarter]. The Quarter to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Quarter to Date Return in the future. Past performance is not indicative of future returns.
Year to Date Return: The Year to Date Return is the return of the index from the first [trading][business] day of the current calendar year to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Year to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index

will achieve the Year to Date Return in the future. Past performance is not indicative of future returns.
3M Return: The 3 Month Return is the trailing return of the index over the past 3 month period ending in the last trading day immediately preceding the date. The 3 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 3 Month Return in the future. Past performance is not indicative of future returns.
6M Return: The 6 Month Return is the trailing return of the index over the past 6 month period ending in the last trading day immediately preceding the date. The 6 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 6 Month Return in the future. Past performance is not indicative of future returns.
1Y Return: The 1 Year Return is the trailing return of the index over the past 1 Year period ending in the last trading day immediately preceding the date. The 1 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 1 Year Return in the future. Past performance is not indicative of future returns.
2Y Return: The 2 Year Return is the trailing return of index over the past 2 Year period ending in the last trading day immediately preceding the date, and is not annualized. The 2 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 2 Year Return in the future. Past performance is not indicative of future returns.
5Y Return: The 5 Year Return is the trailing return of index over the past 5 year period ending in the last trading day immediately preceding the date, and is not annualized. The 5 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 5 Year Return in the future. Past performance is not indicative of future returns.

Analysis & Comparison
Current Level: The Current Level refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
Price Date: The Price Date is the trading day immediately preceding the current day.
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Return for Period: The Return for Period is the trailing return of the over the time period specified. The Return for Period may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Return for Period in the future.
Best Month Return: The Best Month Return is the highest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Best Month Return may be based on a hypothetical, historical performance and not actual performance of the index. There is no guarantee that the Index will achieve the Best Month Return in the future.
Worst Month Return: The Worst Month Return is the lowest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period over a given period of time. The Worst Month Return may be based on hypothetical, historical performance and not actual performance of the index. The performance of the index could, in the future, generate a return that is lower than the Worst Month Return displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Annualized Volatility: The Annualized Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Max Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical index levels and not actual index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Time to Recovery: The Time to Recovery is the [longest sub period during the specified time period from any day on which the index begins to decline to the first day on which the level of the index returns to the level it had at the beginning of the decline.] [This field will be left blank if the level of the index as of the current day is lower than the highest level reached by the index over the specified time period.] The Time to Recovery may be based on hypothetical, historical performance and not actual performance of the index. The Time to Recovery could, in the future, be significantly longer than the Time to Recovery displayed on this website.

Volatility %: Reflects the volatility of the Index for the time period selected. The actual one month, three month, six month and one year volatility may be much different than the volatility displayed for any such period in the chart above.
Drawdown: Reflects the percentage change in each index during the specified timeframe. Each index has the drawdown set at zero percent at the beginning of the time period set forth in the chart above. The drawdown may be based on hypothetical, historical index levels and not the actual index levels. The applicable drawdown could, in the future, be larger than the drawdown displayed on this website and, accordingly, could be larger than the drawdown for any other index or investment strategy displayed on this chart.

(2) Short Summary of the Risks

- The Index and underlying strategies have limited operating history.
- The reported level of the Index and most of the underlying strategies will include the deduction of an adjustment factor.
- The Index may not be successful, may not outperform any alternative strategy or achieve its 5% target volatility.
- The portfolio of underlying strategies may not be a diversified portfolio.
- The Index involves monthly rebalancing and caps the sum of the weights of all underlying strategies, at rebalance, to 200%. It is possible, although unlikely, for the weight of a single underlying strategy to be close to 200%.
- There are risks associated with momentum, carry, mean reversion or short volatility investment strategies.
- The Index comprises only notional assets and liabilities. Some underlying strategies include notional short positions.
- Correlation of performances among the underlying strategies may reduce the performance of the Index.
- The Index is an excess return index and reflects the performance of unfunded or uncollateralized investments in the assets underlying the Index.
- Commodity futures contracts underlying some of the strategies are subject to uncertain legal and regulatory regimes.
- Our affiliate, J.P. Morgan Securities plc ("JPMS plc"), is the Sponsor and Calculation Agent for the Index and underlying strategies. JPMS plc may adjust the Index or any underlying strategy in a way that affects its level.
- The Index is subject to risks associated with currency exchange, interest rates, non-US securities markets and the use of leverage and futures contracts.

(3) General Disclaimers

JPMorgan Chase & Co. ("J.P. Morgan") has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the "SEC") for any offerings to which these materials relate. Before you invest in any offering of securities by J.P. Morgan, you should read the prospectus in that registration statement, the prospectus supplement, as well as the particular product supplement, the relevant term sheet or pricing supplement, and any other documents that J.P. Morgan will file with the SEC relating to such offering for more complete information about J.P. Morgan and the offering of any securities. You may

- JPMorgan JPMCCI ICE Brent Crude Total Return Index | Index Family : J.P. Morgan Commodity Curve Index

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Asset Class	Commodity	**Region**	Multi Region	**Strategy Style**	Traditional Beta	**Strategy Type**	Access Beta	**Currency**	USD
Risk Method	None	**Bloomberg ID**	JMCXCOTR	**Reuters ID**		**Core Index**	No		

Description: JPMorgan Commodity Curve Index (JPMCCI) ICE Brent Crude Total Return Index

SUMMARY ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods

Time Period 1 Year Start Date dd-mmm-yyyy End Date dd-mmm-yyyy OK

Compare with ◉ None ○ Reference Indices ○ Custom

Index Performance

Index Name	Current Level	Price Date	Annualized Return	Return for Period	Number of Positive Months	Annualized Volatility	Sharpe Ratio	Max Drawdown	Time to Recovery
JPMorgan JPMCCI ICE Brent Crude Total Return Index	2,677.67	31-Jan-2014	-2.46%	-2.46%	6	14.00%	-0.17	-14.19%	-2 M -4 D

Index Levels**


104
102
100
98
96
94
92
90
88
86
Feb 13 Apr 13 Jun 13 Aug 13 Oct 13 Dec 13

Volatility(%)

○ 1 M ○ 3 M ○ 6 M ◉ 1 Yr

Drawdown


21%
20%
19%
18%
17%
16%
15%
14%
Feb 13 Apr 13 Jun 13 Aug 13 Oct 13 Dec 13

(1) Calculation descriptions

The first twelve columns reflect the performance of the index from the first trading day of the month displayed to the last trading day of that month.

J.P.Morgan Welcome to J.P. Morgan Markets, DAP_TEST2-FOR PENETRATION TESTING DAP_TEST2 | Log Out | Contact Us | Help | My Quick Links | Search Research and Analytics

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- JPMorgan JPMCCI ICE Gas Oil Excess Return Index | Index Family : J.P. Morgan Commodity Curve Index

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Asset Class	Commodity	**Region**	Multi Region	**Strategy Style**	Traditional Beta	**Strategy Type**	Access Beta	**Currency**	USD
Risk Method	None	**Bloomberg ID**	JMCXQSER	**Reuters ID**		**Core Index**	No		

Description: JPMorgan Commodity Curve Index (JPMCCI) ICE Gas Oil Excess Return Index

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods

Export Complete Index History

Select Time Period: 1 Year | Start Date: dd-mmm-yyyy | End Date: dd-mmm-yyyy | OK

Selected Period: 01 February 2013 to 31 January 2014

Export Current Statistics

Index Level Data

	Level	Date
Current	586.89	31-Jan-2014
High	633.36	08-Feb-2013
Low	533.72	01-May-2013
Start	605.39	31-Dec-2013
End	586.89	31-Jan-2014

Risk Measures

Volatility	14.62%
Sharpe Ratio	-0.37
Maximum Drawdown	-15.73%
Monthly Maximum Drawdown	-0.10%
Embedded Index Fee	—

Return Statistics

Annualized Return	-5.46%
Number of Positive Months	8
Number of Negative Months	4

Return

Daily Return	-0.73%
Month to Date Return	—
Quarter To Date Return	-1.06%
Year To Date Return	-1.06%
3 Month Return	1.13%
6 Month Return	0.38%
1 Year Return	-5.44%
3 Year Return	9.81%
5 Year Return	68.06%



Index Levels**
104
102
100
98
96
94
92
90
88
86
84
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13
Selected Start Date: 02-01-2013 Selected End Date: 01-31-2014

Monthly and Annual Return Statistics

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Year
2014	-3.06	-0.08	—	—	—	—	—	—	—	—	—	—	-3.06

2013	—	-2.94	-1.15	-6.72	-1.02	2.15	4.22	5.34	-4.78	1.90	2.34	0.18	4.32

1) Calculation descriptions

The first twelve columns reflect the performance of the index from the first trading day of the month displayed to the last trading day of that month.

The final column reflects the performance of the index for the year displayed.

These returns may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the index will achieve the monthly and annual returns displayed in the future. Past performance is not indicative of future returns.

* - As of the date shown above, the index was calculated based on a level for such index set equal to 100 on the date specified at the "Selected Start Date". The Index levels may reflect hypothetical, historical levels and not actual Index levels. There is no guarantee that the Index will achieve the return displayed in the chart above in the future.

Index Level Data
Current: Current refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
High: High refers to the highest closing level of the index during the time period selected, with the date on which such highest closing level occurs indicated under the "Date" column next to the High level. The High Level may be a hypothetical, historical level and not an actual level of the Index. There is no guarantee that the Index will achieve the High Level in the future.
Low: Low refers to the lowest closing level of the Index during the time period selected, with the date on which such lowest closing level occurs indicated under the "Date" column next to the Low level. The Low Level may be a hypothetical, historical level and not an actual level of the Index. The level of the Index could, in the future, decline below the Low Level displayed on this website.
Start: Start refers to the closing level of the index on the first trading day of the time period indicated.
End: End refers to the closing level of the index on the last trading day of the time period indicated.

Risk Measures
Volatility: Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual Annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Maximum Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical index levels and not actual index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Monthly Maximum Drawdown: Monthly Maximum Drawdown is the highest Maximum Drawdown calculated for each [rolling] monthly period during the specified time period. The Monthly Maximum Drawdown may be based on hypothetical, historical Index levels and not the actual Index levels. The Monthly Maximum Drawdown could, in the future, be larger than the Monthly Maximum Drawdown displayed on this website.
Embedded Index Fee: The levels of the Index are reduced by a daily adjustment factor of 0.80% per annum which may have a considerable impact on the level of the Index.

Return Statistics
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Average Monthly Return: Average Monthly Return is the arithmetic average of the Monthly Returns for each [full calendar month][full monthly anniversary period] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Average Monthly Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Average Monthly Return in the future. Past performance is not indicative of future returns.
Average Monthly Return (Positive Months): Average Monthly Return (Positive Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are greater than or equal to zero. The Average Monthly Return (Positive Months) may be based on hypothetical, historical levels and not an actual level of the Index. There is no guarantee that the Average Monthly Return (Positive Months) for a financial instrument linked to the performance of the Index will achieve the Average Monthly Return (Positive Months) displayed on this website.
Average Monthly Return (Negative Months): Average Monthly Return (Negative Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are less than zero. The Average Monthly Return (Negative Months) may be based on hypothetical, historical levels and not actual levels of the Index. The Average Monthly Return (Negative Months) could, in the future, decline below the Average Monthly Return (Negative Months) displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Number of Negative Months: The Number of Negative Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that less than zero. The Number of Negative Months may be based on hypothetical, historical levels and not actual levels of the Index. The Number of Negative Months during the term of a financial instrument linked to the performance of the Index may be greater than the Number of Negative Months displayed on this website.

Return
Daily Return: The Daily Return is the return of the Index from the trading day that is 2 [trading][business] days immediately preceding the current day to the [trading][business] day immediately preceding the current day. The Daily Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Daily Return in the future. Past performance is not indicative of future returns.
Month to Date Return: The Month to Date Return is the return of the index from the [first [trading][business]] day of the current calendar month to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Month to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Month to Date Return in the future. Past performance is not indicative of future returns.
Quarter to Date Return: The Quarter to Date Return is the return of the index from the first [trading][business] day of the current calendar quarter to the trading day immediately preceding the date[Note: may need to change this to start from the end of the previous calendar quarter]. The Quarter to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Quarter to Date Return in the future. Past performance is not indicative of future returns.
Year to Date Return: The Year to Date Return is the return of the index from the first [trading][business] day of the current calendar year to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Year to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index

will achieve the Year to Date Return in the future. Past performance is not indicative of future returns.
3M Return: The 3 Month Return is the trailing return of the index over the past 3 month period ending in the last trading day immediately preceding the date. The 3 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 3 Month Return in the future. Past performance is not indicative of future returns.
6M Return: The 6 Month Return is the trailing return of the index over the past 6 month period ending in the last trading day immediately preceding the date. The 6 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 6 Month Return in the future. Past performance is not indicative of future returns.
1Y Return: The 1 Year Return is the trailing return of the index over the past 1 Year period ending in the last trading day immediately preceding the date. The 1 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 1 Year Return in the future. Past performance is not indicative of future returns.
2Y Return: The 2 Year Return is the trailing return of index over the past 2 Year period ending in the last trading day immediately preceding the date, and is not annualized. The 2 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 2 Year Return in the future. Past performance is not indicative of future returns.
5Y Return: The 5 Year Return is the trailing return of index over the past 5 year period ending in the last trading day immediately preceding the date, and is not annualized. The 5 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 5 Year Return in the future. Past performance is not indicative of future returns.

Analysis & Comparison
Current Level: The Current Level refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
Price Date: The Price Date is the trading day immediately preceding the current day.
Annualized Return: The Annualized Return is the percentage change in the Index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Return for Period: The Return for Period is the trailing return of the over the time period specified. The Return for Period may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Return for Period in the future.
Best Month Return: The Best Month Return is the highest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Best Month Return may be based on a hypothetical, historical performance and not actual performance of the Index. There is no guarantee that the Index will achieve the Best Month Return in the future.
Worst Month Return: The Worst Month Return is the lowest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period over a given period of time. The Worst Month Return may be based on hypothetical, historical performance and not actual performance of the Index. The performance of the Index could, in the future, generate a return that is lower than the Worst Month Return displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Annualized Volatility: The Annualized Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Max Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical index levels and not actual index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Time to Recovery: The Time to Recovery is the [longest sub period during the specified time period from any day on which the index begins to decline to the first day on which the level of the index returns to the level it had at the beginning of the decline.] [This field will be left blank if the level of the index as of the current day is lower than the highest level reached by the index over the specified time period.] The Time to Recovery may be based on hypothetical, historical performance and not actual performance of the Index. The Time to Recovery could, in the future, be significantly longer than the Time to Recovery displayed on this website.

Volatility %: Reflects the volatility of the Index for the time period selected. The actual one month, three month, six month and one year volatility may be much different than the volatility displayed for any such period in the chart above
Drawdown: Reflects the percentage change in each index during the specified timeframe. Each index has the drawdown set at zero percent at the beginning of the time period set forth in the chart above. The drawdown may be based on hypothetical, historical index levels and not the actual index levels. The applicable drawdown could, in the future, be larger than the drawdown displayed on this website and, accordingly, could be larger than the drawdown for any other index or investment strategy displayed on this chart

2) Short Summary of the Risks

- The index and underlying strategies have limited operating history.
- The reported level of the Index and most of the underlying strategies will include the deduction of an adjustment factor
- The index may not be successful, may not outperform any alternative strategy or achieve its 8% target volatility
- The portfolio of underlying strategies may not be a diversified portfolio.
- The index involves monthly rebalancing and caps the sum of the weights of all underlying strategies, at rebalance, to 200%. It is possible, although unlikely, for the weight of a single underlying strategy to be close to 200%.
- There are risks associated with momentum, carry, mean reversion or short volatility investment strategies.
- The index comprises only notional assets and liabilities. Some underlying strategies include notional short positions
- Correlation of performances among the underlying strategies may reduce the performance of the index.
- The Index is an excess return index and reflects the performance of unfunded or uncollateralized investments in the assets underlying the Index.
- Commodity futures contracts underlying some of the strategies are subject to uncertain legal and regulatory regimes.
- Our affiliate, J.P. Morgan Securities plc ("JPMS plc"), is the Sponsor and Calculation Agent for the Index and underlying strategies. JPMS plc may adjust the Index or any underlying strategy in a way that affects its level.
- The Index is subject to risks associated with currency exchange, interest rates, non-US securities markets and the use of leverage and futures contracts.

3) General Disclaimers

JPMorgan Chase & Co. ("J.P. Morgan") has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the "SEC") for any offerings to which these materials relate. Before you invest in any offering of securities by J.P. Morgan, you should read the prospectus in that registration statement, the prospectus supplement, as well as the particular product supplement, the relevant term

sheet or pricing supplement, and any other documents that J.P. Morgan will file with the SEC relating to such offering for more complete information about J.P. Morgan and the offering of any securities. You may get these documents without cost by visiting EDGAR on the SEC Website at www.sec.gov. Alternatively, J.P. Morgan, any agent, or any dealer participating in the particular offering will arrange to send you the prospectus and the prospectus supplement, as well as any product supplement and term sheet or pricing supplement, if you so request by calling toll-free (800) 576-3529.

Use of Simulated Returns

Back-testing and other statistical analysis material that is provided in connection with the explanations of the potential returns of the securities linked to the Index use simulated analysis and hypothetical circumstances to estimate how it may have performed prior to its actual existence. The results obtained from such "back-testing" information should not be considered indicative of the actual results that might be obtained from an investment or participation in a financial instrument or transaction referencing the Index. J.P. Morgan provides no assurance or guarantee that the securities linked to the Index will operate or would have operated in the past in a manner consistent with these materials. The hypothetical, back-tested, historical levels presented herein have not been verified by an independent third party, and such hypothetical, back-tested, historical levels have inherent limitations. Alternative simulations, techniques, modeling or assumptions might produce significantly different results and prove to be more appropriate. Actual results will vary, perhaps materially, from the simulated returns presented in this website.

IRS Circular 230 Disclosure

We and our affiliates do not provide tax advice. Accordingly, any discussion of U.S. tax matters contained herein is not intended or written to be used, and cannot be used, in connection with the promotion, marketing or recommendation by anyone unaffiliated with J.P. Morgan of any of the matters address herein or for the purpose of avoiding U.S. tax-related penalties. Investment suitability must be determined individually for each investor, and the financial instruments described herein may not be suitable for all investors. This information is not intended to provide and should not be relied upon as providing accounting, legal, regulatory or tax advice. Investors should consult with their own advisors as to these matters.

This material is not a product of J.P. Morgan Research Departments

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- JPMorgan JPMCCI ICE Gas Oil Excess Return Index | Index Family : J.P. Morgan Commodity Curve Index

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Asset Class	Commodity	**Region**	Multi Region	**Strategy Style**	Traditional Beta	**Strategy Type**	Access Beta	**Currency**	USD
Risk Method	None	**Bloomberg ID**	JMCXOSER	**Reuters ID**		**Core Index**	No		

Description: JPMorgan Commodity Curve Index (JPMCCI) ICE Gas Oil Excess Return Index

SUMMARY   ANALYSIS & COMPARISONS

View and Filter Report for Various Time Periods

Time Period: 1 Year   Start Date: dd-mmm-yyyy   End Date: dd-mmm-yyyy   OK

Compare with: None   Reference Indices   Custom

Index Performance

Index Name	Current Level	Price Date	Annualized Return	Return for Period	Number of Positive Months	Annualized Volatility	Sharpe Ratio	Max Drawdown	Time to Recovery
JPMorgan JPMCCI ICE Gas Oil Excess Return Index	686.89	31-Jan-2014	-5.46%	-5.44%	8	14.62%	-0.37	-16.73%	--

Index Levels**


104
100
96
92
88
84
Feb 13 Apr 13 Jun 13 Aug 13 Oct 13 Dec 13

Volatility(%)

1M   3M   6M   1Yr

Drawdown


17.4%
17%
16.6%
16.2%
15.8%
15.4%
15%
14.6%
Feb 13 Apr 13 Jun 13 Aug 13 Oct 13 Dec 13

(1) Calculation descriptions

The first twelve columns reflect the performance of the index from the first trading day of the month displayed to the last trading day of that month.

+ Expand/Collapse Index Navigation

- JPMorgan JPMCCI ICE Gas Oil Price Index | Index Family : J.P. Morgan Commodity Curve Index

Return to List Page | Indices Home

Asset Class	Commodity	**Region**	Multi Region	**Strategy Style**	Traditional Beta	**Strategy Type**	Access Beta	**Currency**	USD
Risk Method	None	**Bloomberg ID**	JMCXQSPI	**Reuters ID**		**Core Index**	No		

Description: JPMorgan Commodity Curve Index (JPMCCI) ICE Gas Oil Price Index

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods

Export Complete Index History

Select Time Period: 1 Year Start Date: dd-mmm-yyyy End Date: dd-mmm-yyyy OK

Selected Period: 01 February 2013 to 31 January 2014

Export Current Statistics

Index Level Data

	Level	Date
Current	911.75	31-Jan-2014
High	995.09	08-Feb-2013
Low	834.86	01-May-2013
Start	938.04	31-Dec-2013
End	911.75	31-Jan-2014

Risk Measures

Volatility	14.61%
Sharpe Ratio	-0.46
Maximum Drawdown	-16.09%
Monthly Maximum Drawdown	-0.10%
Embedded Index Fee	---

Return Statistics

Annualized Return	-6.77%
Number of Positive Months	7
Number of Negative Months	5

Return

Daily Return	-0.73%
Month to Date Return	---
Quarter To Date Return	-0.64%
Year To Date Return	-0.64%
3 Month Return	1.37%
6 Month Return	-0.36%
1 Year Return	-6.75%
3 Year Return	4.03%
5 Year Return	102.45%


Index Levels**
104
102
100
98
96
94
92
90
88
86
84
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13
Selected Start Date: 02-01-2013 Selected End Date: 01-31-2014

Monthly and Annual Return Statistics

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Year
2014	-2.59	-0.08	---	---	---	---	---	---	---	---	---	---	-2.59
2013	---	-3.44	-1.39	-8.75	-0.81	2.20	4.07	5.20	-5.29	1.57	2.21	0.04	2.00

2013	—	-3.44	-1.39	-6.75	-0.81	2.20	4.07	5.20	-6.29	1.67	2.21	0.04	2.00

(1) Calculation descriptions

The first twelve columns reflect the performance of the index from the first trading day of the month displayed to the last trading day of that month.

The final column reflects the performance of the index for the year displayed.

These returns may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the monthly and annual returns displayed in the future. Past performance is not indicative of future returns.

** - As of the date shown above, the index was calculated based on a level for such index set equal to 100 on the date specified at the "Selected Start Date". The index levels may reflect hypothetical, historical levels and not actual index levels. There is no guarantee that the Index will achieve the return displayed in the chart above in the future.

Index Level Data
Current: Current refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
High: High refers to the highest closing level of the index during the time period selected, with the date on which such highest closing level occurs indicated under the "Date" column next to the High level. The High Level may be a hypothetical, historical level and not an actual level of the Index. There is no guarantee that the Index will achieve the High Level in the future.
Low: Low refers to the lowest closing level of the index during the time period selected, with the date on which such lowest closing level occurs indicated under the "Date" column next to the Low level. The Low Level may be a hypothetical, historical level and not an actual level of the Index. The level of the Index could, in the future, decline below the Low Level displayed on this website.
Start: Start refers to the closing level of the index on the first trading day of the time period indicated.
End: End refers to the closing level of the index on the last trading day of the time period indicated.

Risk Measures
Volatility: Volatility refers to the standard deviation of the daily logarithmic returns of the Index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Maximum Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical index levels and not actual index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Monthly Maximum Drawdown: Monthly Maximum Drawdown is the highest Maximum Drawdown calculated for each [rolling] monthly period during the specified time period. The Monthly Maximum Drawdown may be based on hypothetical, historical index levels and not the actual index levels. The Monthly Maximum Drawdown could, in the future, be larger than the Monthly Maximum Drawdown displayed on this website.
Embedded Index Fee: The levels of the Index are reduced by a daily adjustment factor of 0.80% per annum which may have a considerable impact on the level of the Index.

Return Statistics
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Average Monthly Return: Average Monthly Return is the arithmetic average of the Monthly Returns for each [full calendar month][full monthly anniversary period] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Average Monthly Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the index will achieve the Average Monthly Return in the future. Past performance is not indicative of future returns.
Average Monthly Return (Positive Months): Average Monthly Return (Positive Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are greater than or equal to zero. The Average Monthly Return (Positive Months) may be based on hypothetical, historical levels and not an actual level of the Index. There is no guarantee that the Average Monthly Return (Positive Months) for a financial instrument linked to the performance of the Index will achieve the Average Monthly Return (Positive Months) displayed on this website.
Average Monthly Return (Negative Months): Average Monthly Return (Negative Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are less than zero. The Average Monthly Return (Negative Months) may be based on hypothetical, historical levels and not actual levels of the Index. The Average Monthly Return (Negative Months) could, in the future, decline below the Average Monthly Return (Negative Months) displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Number of Negative Months: The Number of Negative Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that less than zero. The Number of Negative Months may be based on hypothetical, historical levels and not actual levels of the Index. The Number of Negative Months during the term of a financial instrument linked to the performance of the Index may be greater than the Number of Negative Months displayed on this website.

Return
Daily Return: The Daily Return is the return of the index from the trading day that is 2 [trading][business] days immediately preceding the current day to the [trading][business] day immediately preceding the current day. The Daily Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Daily Return in the future. Past performance is not indicative of future returns.
Month to Date Return: The Month to Date Return is the return of the index from the [first [trading][business]] day of the current calendar month to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Month to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Month to Date Return in the future. Past performance is not indicative of future returns.
Quarter to Date Return: The Quarter to Date Return is the return of the index from the first [trading][business] day of the current calendar quarter to the trading day immediately preceding the date[Note: may need to change this to start from the end of the previous calendar quarter]. The Quarter to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Quarter to Date Return in the future. Past performance is not indicative of future returns.
Year to Date Return: The Year to Date Return is the return of the index from the first [trading][business] day of the current calendar year to the trading day immediately preceding the date [Note: may need to

change this to start from the end of the previous calendar month]. The Year to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Year to Date Return in the future. Past performance is not indicative of future returns.
3M Return: The 3 Month Return is the trailing return of the index over the past 3 month period ending in the last trading day immediately preceding the date. The 3 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 3 Month Return in the future. Past performance is not indicative of future returns.
6M Return: The 6 Month Return is the trailing return of the index over the past 6 month period ending in the last trading day immediately preceding the date. The 6 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 6 Month Return in the future. Past performance is not indicative of future returns.
1Y Return: The 1 Year Return is the trailing return of the index over the past 1 Year period ending in the last trading day immediately preceding the date. The 1 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 1 Year Return in the future. Past performance is not indicative of future returns.
2Y Return: The 2 Year Return is the trailing return of index over the past 2 Year period ending in the last trading day immediately preceding the date, and is not annualized. The 2 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 2 Year Return in the future. Past performance is not indicative of future returns.
5Y Return: The 5 Year Return is the trailing return of index over the past 5 year period ending in the last trading day immediately preceding the date, and is not annualized. The 5 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 5 Year Return in the future. Past performance is not indicative of future returns.

Analysis & Comparison
Current Level: The Current Level refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
Price Date: The Price Date is the trading day immediately preceding the current day.
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Return for Period: The Return for Period is the trailing return of the over the time period specified. The Return for Period may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Return for Period in the future.
Best Month Return: The Best Month Return is the highest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Best Month Return may be based on a hypothetical, historical performance and not actual performance of the Index. There is no guarantee that the Index will achieve the Best Month Return in the future.
Worst Month Return: The Worst Month Return is the lowest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period over a given period of time. The Worst Month Return may be based on hypothetical, historical performance and not actual performance of the Index. The performance of the Index could, in the future, generate a return that is lower than the Worst Month Return displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Annualized Volatility: The Annualized Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Max Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Time to Recovery: The Time to Recovery is the [longest sub period during the specified time period from any day on which the Index begins to decline to the first day on which the level of the Index returns to the level it had at the beginning of the decline.] [This field will be left blank if the level of the index as of the current day is lower than the highest level reached by the index over the specified time period.] The Time to Recovery may be based on hypothetical, historical performance and not actual performance of the Index. The Time to Recovery could, in the future, be significantly longer than the Time to Recovery displayed on this website.

Volatility %: Reflects the volatility of the Index for the time period selected. The actual one month, three month, six month and one year volatility may be much different than the volatility displayed for any such period in the chart above
Drawdown: Reflects the percentage change in each index during the specified timeframe. Each index has the drawdown set at zero percent at the beginning of the time period set forth in the chart above. The drawdown may be based on hypothetical, historical index levels and not the actual index levels. The applicable drawdown could, in the future, be larger than the drawdown displayed on this website and, accordingly, could be larger than the drawdown for any other index or investment strategy displayed on this chart

(2) Short Summary of the Risks

- The Index and underlying strategies have limited operating history.
- The reported level of the Index and most of the underlying strategies will include the deduction of an adjustment factor.
- The Index may not be successful, may not outperform any alternative strategy or achieve its 5% target volatility.
- The portfolio of underlying strategies may not be a diversified portfolio.
- The Index involves monthly rebalancing and caps the sum of the weights of all underlying strategies, at rebalance, to 200%. It is possible, although unlikely, for the weight of a single underlying strategy to be close to 200%.
- There are risks associated with momentum, carry, mean reversion or short volatility investment strategies.
- The Index comprises only notional assets and liabilities. Some underlying strategies include notional short positions.
- Correlation of performances among the underlying strategies may reduce the performance of the Index.
- The Index is an excess return index and reflects the performance of unfunded or uncollateralized investments in the assets underlying the Index.
- Commodity futures contracts underlying some of the strategies are subject to uncertain legal and regulatory regimes.
- Our affiliate, J.P. Morgan Securities plc ("JPMS plc"), is the Sponsor and Calculation Agent for the Index and underlying strategies. JPMS plc may adjust the Index or any underlying strategy in a way that affects its level.
- The Index is subject to risks associated with currency exchange, interest rates, non-US securities markets and the use of leverage and futures contracts.

(3) General Disclaimers

JPMorgan Chase & Co. ("J.P. Morgan") has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the "SEC") for any offerings to which these materials relate. Before you invest in any offering of securities by J.P. Morgan, you should read the prospectus in that registration statement, the prospectus supplement, as well as the particular product supplement, the relevant term

- JPMorgan JPMCCI ICE Gas Oil Price Index | Index Family : J.P. Morgan Commodity Curve Index

Return to List Page | Indices Home

Asset Class	Commodity	**Region**	Multi Region	**Strategy Style**	Traditional Beta	**Strategy Type**	Access Beta	**Currency**	USD
Risk Method	None	**Bloomberg ID**	JMCXOSPI	**Reuters ID**		**Core Index**	No		

Description: JPMorgan Commodity Curve Index (JPMCCI) ICE Gas Oil Price Index

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods

Time Period 1 Year Start Date dd-mmm-yyyy End Date dd-mmm-yyyy OK

Compare with

(•) None ( ) Reference Indices ( ) Custom

Index Performance

Index Name	Current Level	Price Date	Annualized Return	Return for Period	Number of Positive Months	Annualized Volatility	Sharpe Ratio	Max Drawdown	Time to Recovery
JPMorgan JPMCCI ICE Gas Oil Price Index	811.75	31-Jan-2014	-6.77%	-6.75%	7	14.61%	-0.46	-16.09%	--

Index Levels**


104
100
96
92
88
84
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13

Volatility(%)

( ) 1M ( ) 3M ( ) 6M (•) 1Yr

Drawdown


17.2%
16.8%
16.4%
16%
15.6%
15.2%
14.8%
14.4%
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13

(1) Calculation descriptions

The first twelve columns reflect the performance of the index from the first trading day of the month displayed to the last trading day of that month.

The final column reflects the performance of the index for the year displayed.

- JPMorgan JPMCCI ICE Gas Oil Total Return Index | Index Family : J.P. Morgan Commodity Curve Index

Return to List Page | Indices Home

Asset Class	Commodity	**Region**	Multi Region	**Strategy Style**	Traditional Beta	**Strategy Type**	Access Beta	**Currency**	USD
Risk Method	None	**Bloomberg ID**	JMCXGSTR	**Reuters ID**		**Core Index**	No		

Description: JPMorgan Commodity Curve Index (JPMCCI) ICE Gas Oil Total Return Index

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods — Export Complete Index History

Select Time Period: 1 Year | Start Date: dd-mmm-yyyy | End Date: dd-mmm-yyyy | OK

Selected Period: 01 February 2013 to 31 January 2014

Export Current Statistics

Index Level Data

	Level	Date
Current	1281.31	31-Jan-2014
High	1382.01	08-Feb-2013
Low	1164.80	01-May-2013
Start	1321.65	31-Dec-2013
End	1281.31	31-Jan-2014

Risk Measures

Volatility	14.62%
Sharpe Ratio	-0.37
Maximum Drawdown	-15.72%
Monthly Maximum Drawdown	-0.10%
Embedded Index Fee	---

Return Statistics

Annualized Return	-5.40%
Number of Positive Months	8
Number of Negative Months	4

Return

Daily Return	-0.73%
Month to Date Return	---
Quarter To Date Return	-1.06%
Year To Date Return	-1.06%
3 Month Return	1.14%
6 Month Return	0.40%
1 Year Return	-5.39%
3 Year Return	10.02%
5 Year Return	66.88%


Index Levels**
104
102
100
98
96
94
92
90
88
86
84
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13
Selected Start Date: 02-01-2013 Selected End Date: 01-31-2014

Monthly and Annual Return Statistics

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Year
2014	-3.05	-0.08	---	---	---	---	---	---	---	---	---	---	-3.05

2013	—	-2.93	-1.14	-6.72	-1.02	2.18	4.22	5.35	-4.78	1.90	2.35	0.19	4.39

(1) Calculation descriptions

The first twelve columns reflect the performance of the index from the first trading day of the month displayed to the last trading day of that month.

The final column reflects the performance of the index for the year displayed.

These returns may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the monthly and annual returns displayed in the future. Past performance is not indicative of future returns.

** - As of the date shown above, the index was calculated based on a level for such index set equal to 100 on the date specified at the "Selected Start Date". The Index levels may reflect hypothetical, historical levels and not actual index levels. There is no guarantee that the Index will achieve the return displayed in the chart above in the future.

Index Level Data
Current: Current refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
High: High refers to the highest closing level of the index during the time period selected, with the date on which such highest closing level occurs indicated under the "Date" column next to the High level. The High Level may be a hypothetical, historical level and not an actual level of the Index. There is no guarantee that the Index will achieve the High Level in the future.
Low: Low refers to the lowest closing level of the index during the time period selected, with the date on which such lowest closing level occurs indicated under the "Date" column next to the Low level. The Low Level may be a hypothetical, historical level and not an actual level of the Index. The level of the Index could, in the future, decline below the Low Level displayed on this website.
Start: Start refers to the closing level of the index on the first trading day of the time period indicated.
End: End refers to the closing level of the index on the last trading day of the time period indicated.

Risk Measures
Volatility: Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Maximum Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical index levels and not actual index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Monthly Maximum Drawdown: Monthly Maximum Drawdown is the highest Maximum Drawdown calculated for each [rolling] monthly period during the specified time period. The Monthly Maximum Drawdown may be based on hypothetical, historical index levels and not the actual index levels. The Monthly Maximum Drawdown could, in the future, be larger than the Monthly Maximum Drawdown displayed on this website.
Embedded Index Fee: The levels of the Index are reduced by a daily adjustment factor of 0.80% per annum which may have a considerable impact on the level of the Index.

Return Statistics
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Average Monthly Return: Average Monthly Return is the arithmetic average of the Monthly Returns for each [full calendar month][full monthly anniversary period] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Average Monthly Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Average Monthly Return in the future. Past performance is not indicative of future returns.
Average Monthly Return (Positive Months): Average Monthly Return (Positive Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are greater than or equal to zero. The Average Monthly Return (Positive Months) may be based on hypothetical, historical levels and not an actual level of the Index. There is no guarantee that the Average Monthly Return (Positive Months) for a financial instrument linked to the performance of the Index will achieve the Average Monthly Return (Positive Months) displayed on this website.
Average Monthly Return (Negative Months): Average Monthly Return (Negative Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are less than zero. The Average Monthly Return (Negative Months) may be based on hypothetical, historical levels and not actual levels of the Index. The Average Monthly Return (Negative Months) could, in the future, decline below the Average Monthly Return (Negative Months) displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Number of Negative Months: The Number of Negative Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that less than zero. The Number of Negative Months may be based on hypothetical, historical levels and not actual levels of the Index. The Number of Negative Months during the term of a financial instrument linked to the performance of the Index may be greater than the Number of Negative Months displayed on this website.

Return
Daily Return: The Daily Return is the return of the index from the trading day that is 2 [trading][business] days immediately preceding the current day to the [trading][business] day immediately preceding the current day. The Daily Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Daily Return in the future. Past performance is not indicative of future returns.
Month to Date Return: The Month to Date Return is the return of the index from the [first [trading][business]] day of the current calendar month to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Month to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Month to Date Return in the future. Past performance is not indicative of future returns.
Quarter to Date Return: The Quarter to Date Return is the return of the index from the first [trading][business] day of the current calendar quarter to the trading day immediately preceding the date[Note: may need to change this to start from the end of the previous calendar quarter]. The Quarter to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Quarter to Date Return in the future. Past performance is not indicative of future returns.
Year to Date Return: The Year to Date Return is the return of the index from the first [trading][business] day of the current calendar year to the trading day immediately preceding the date [Note: may need to

change this to start from the end of the previous calendar month]. The Year to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Year to Date Return in the future. Past performance is not indicative of future returns.
3M Return: The 3 Month Return is the trailing return of the index over the past 3 month period ending in the last trading day immediately preceding the date. The 3 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 3 Month Return in the future. Past performance is not indicative of future returns.
6M Return: The 6 Month Return is the trailing return of the index over the past 6 month period ending in the last trading day immediately preceding the date. The 6 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 6 Month Return in the future. Past performance is not indicative of future returns.
1Y Return: The 1 Year Return is the trailing return of the index over the past 1 Year period ending in the last trading day immediately preceding the date. The 1 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 1 Year Return in the future. Past performance is not indicative of future returns.
2Y Return: The 2 Year Return is the trailing return of index over the past 2 Year period ending in the last trading day immediately preceding the date, and is not annualized. The 2 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 2 Year Return in the future. Past performance is not indicative of future returns.
5Y Return: The 5 Year Return is the trailing return of index over the past 5 year period ending in the last trading day immediately preceding the date, and is not annualized. The 5 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 5 Year Return in the future. Past performance is not indicative of future returns.

Analysis & Comparison
Current Level: The Current Level refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
Price Date: The Price Date is the trading day immediately preceding the current day.
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Return for Period: The Return for Period is the trailing return of the over the time period specified. The Return for Period may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Return for Period in the future.
Best Month Return: The Best Month Return is the highest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Best Month Return may be based on a hypothetical, historical performance and not actual performance of the Index. There is no guarantee that the Index will achieve the Best Month Return in the future.
Worst Month Return: The Worst Month Return is the lowest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period over a given period of time. The Worst Month Return may be based on hypothetical, historical performance and not actual performance of the Index. The performance of the Index could, in the future, generate a return that is lower than the Worst Month Return displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Annualized Volatility: The Annualized Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Max Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Time to Recovery: The Time to Recovery is the [longest sub period during the specified time period from any day on which the index begins to decline to the first day on which the level of the index returns to the level it had at the beginning of the decline.] [This field will be left blank if the level of the index as of the current day is lower than the highest level reached by the index over the specified time period.] The Time to Recovery may be based on hypothetical, historical performance and not actual performance of the Index. The Time to Recovery could, in the future, be significantly longer than the Time to Recovery displayed on this website.

Volatility %: Reflects the volatility of the Index for the time period selected. The actual one month, three month, six month and one year volatility may be much different than the volatility displayed for any such period in the chart above
Drawdown: Reflects the percentage change in each index during the specified timeframe. Each index has the drawdown set at zero percent at the beginning of the time period set forth in the chart above. The drawdown may be based on hypothetical, historical index levels and not the actual index levels. The applicable drawdown could, in the future, be larger than the drawdown displayed on this website and, accordingly, could be larger than the drawdown for any other index or investment strategy displayed on this chart

(2) Short Summary of the Risks

- The Index and underlying strategies have limited operating history.
- The reported level of the Index and most of the underlying strategies will include the deduction of an adjustment factor.
- The Index may not be successful, may not outperform any alternative strategy or achieve its 5% target volatility.
- The portfolio of underlying strategies may not be a diversified portfolio.
- The Index involves monthly rebalancing and caps the sum of the weights of all underlying strategies, at rebalance, to 200%. It is possible, although unlikely, for the weight of a single underlying strategy to be close to 200%.
- There are risks associated with momentum, carry, mean reversion or short volatility investment strategies.
- The Index comprises only notional assets and liabilities. Some underlying strategies include notional short positions.
- Correlation of performances among the underlying strategies may reduce the performance of the Index.
- The Index is an excess return index and reflects the performance of unfunded or uncollateralized investments in the assets underlying the Index.
- Commodity futures contracts underlying some of the strategies are subject to uncertain legal and regulatory regimes.
- Our affiliate, J.P. Morgan Securities plc ("JPMS plc"), is the Sponsor and Calculation Agent for the Index and underlying strategies. JPMS plc may adjust the Index or any underlying strategy in a way that affects its level.
- The Index is subject to risks associated with currency exchange, interest rates, non-US securities markets and the use of leverage and futures contracts.

(3) General Disclaimers

JPMorgan Chase & Co. ("J.P. Morgan") has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the "SEC") for any offerings to which these materials relate. Before you invest in any offering of securities by J.P. Morgan, you should read the prospectus in that registration statement, the prospectus supplement, as well as the particular product supplement, the relevant term

- JPMorgan JPMCCI ICE Gas Oil Total Return Index | Index Family : J.P. Morgan Commodity Curve Index

Return to List Page | Indices Home

Asset Class	Commodity	**Region**	Multi Region	**Strategy Style**	Traditional Beta	**Strategy Type**	Access Beta	**Currency**	USD
Risk Method	None	**Bloomberg ID**	JMCXOSTR	**Reuters ID**		**Core Index**	No		

Description: JPMorgan Commodity Curve Index (JPMCCI) ICE Gas Oil Total Return Index

SUMMARY | ANALYSIS & COMPARISONS

View and Filter Report for Various Time Periods

Time Period: 1 Year | Start Date: dd-mmm-yyyy | End Date: dd-mmm-yyyy | OK

Compare with

(•) None ( ) Reference Indices ( ) Custom

Index Performance

Index Name	Current Level	Price Date	Annualized Return	Return for Period	Number of Positive Months	Annualized Volatility	Sharpe Ratio	Max Drawdown	Time to Recovery
JPMorgan JPMCCI ICE Gas Oil Total Return Index	1,281.31	31-Jan-2014	-5.40%	-6.38%	8	14.62%	-0.37	-15.72%	--

Index Levels**


104
100
96
92
88
84
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13

Volatility(%)

( ) 1 M ( ) 3 M ( ) 6 M (•) 1 Yr

Drawdown


17.4%
17%
16.6%
16.2%
15.8%
15.4%
15%
14.6%
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13

(1) Calculation descriptions

The first twelve columns reflect the performance of the index from the first trading day of the month displayed to the last trading day of that month.

+ Expand/Collapse Index Navigation

- JPMorgan JPMCCI Industrial Metals Excess Return Index | Index Family : J.P. Morgan Commodity Curve Index

Return to List Page | Indices Home

Asset Class	Commodity	**Region**	Multi Region	**Strategy Style**	Traditional Beta	**Strategy Type**	Access Beta	**Currency**	USD
Risk Method	None	**Bloomberg ID**	JMCXIMER	**Reuters ID**		**Core Index**	No		

Description: JPMorgan Commodity Curve Index (JPMCCI) Industrial Metals Excess Return Index

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods

Export Complete Index History

Select Time Period: 1 Year | Start Date: dd-mmm-yyyy | End Date: dd-mmm-yyyy | OK

Selected Period: 01 February 2013 to 31 January 2014

Export Current Statistics

Index Level Data

	Level	Date
Current	182.58	31-Jan-2014
High	224.99	01-Feb-2013
Low	180.91	24-Jan-2013
Start	190.71	31-Dec-2013
End	182.58	31-Jan-2014

Risk Measures

Volatility	15.87%
Sharpe Ratio	-1.19
Maximum Drawdown	-19.59%
Monthly Maximum Drawdown	-0.10%
Embedded Index Fee	---

Return Statistics

Annualized Return	-18.89%
Number of Positive Months	5
Number of Negative Months	7

Return

Daily Return	-0.56%
Month to Date Return	---
Quarter To Date Return	-4.60%
Year To Date Return	-4.60%
3 Month Return	-4.55%
6 Month Return	-2.35%
1 Year Return	-18.85%
3 Year Return	-31.10%
5 Year Return	-31.10%


Index Levels**
102
100
98
96
94
92
90
88
86
84
82
80
78
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13
Selected Start Date: 02-01-2013 Selected End Date: 01-31-2014

Monthly and Annual Return Statistics

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Year
2014	-4.26	-1.67	---	---	---	---	---	---	---	---	---	---	-4.26

2013	—	-5.01	-4.06	-5.06	2.40	-7.14	1.20	2.07	1.80	0.06	-4.24	3.78	-11.85

(1) Calculation descriptions

The first twelve columns reflect the performance of the index from the first trading day of the month displayed to the last trading day of that month.

The final column reflects the performance of the index for the year displayed.

These returns may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the monthly and annual returns displayed in the future. Past performance is not indicative of future returns.

** - As of the date shown above, the index was calculated based on a level for such index set equal to 100 on the date specified at the "Selected Start Date". The index levels may reflect hypothetical, historical levels and not actual index levels. There is no guarantee that the Index will achieve the return displayed in the chart above in the future.

Index Level Data
Current: Current refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
High: High refers to the highest closing level of the index during the time period selected, with the date on which such highest closing level occurs indicated under the "Date" column next to the High level. The High Level may be a hypothetical, historical level and not an actual level of the Index. There is no guarantee that the Index will achieve the High Level in the future.
Low: Low refers to the lowest closing level of the index during the time period selected, with the date on which such lowest closing level occurs indicated under the "Date" column next to the Low level. The Low Level may be a hypothetical, historical level and not an actual level of the Index. The level of the Index could, in the future, decline below the Low Level displayed on this website.
Start: Start refers to the closing level of the index on the first trading day of the time period indicated.
End: End refers to the closing level of the index on the last trading day of the time period indicated.

Risk Measures
Volatility: Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Maximum Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Monthly Maximum Drawdown: Monthly Maximum Drawdown is the highest Maximum Drawdown calculated for each [rolling] monthly period during the specified time period. The Monthly Maximum Drawdown may be based on hypothetical, historical Index levels and not the actual Index levels. The Monthly Maximum Drawdown could, in the future, be larger than the Monthly Maximum Drawdown displayed on this website.
Embedded Index Fee: The levels of the Index are reduced by a daily adjustment factor of 0.80% per annum which may have a considerable impact on the level of the Index.

Return Statistics
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Average Monthly Return: Average Monthly Return is the arithmetic average of the Monthly Returns for each [full calendar month][full monthly anniversary period] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Average Monthly Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Average Monthly Return in the future. Past performance is not indicative of future returns.
Average Monthly Return (Positive Months): Average Monthly Return (Positive Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are greater than or equal to zero. The Average Monthly Return (Positive Months) may be based on hypothetical, historical levels and not an actual level of the Index. There is no guarantee that the Average Monthly Return (Positive Months) for a financial instrument linked to the performance of the Index will achieve the Average Monthly Return (Positive Months) displayed on this website.
Average Monthly Return (Negative Months): Average Monthly Return (Negative Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are less than zero. The Average Monthly Return (Negative Months) may be based on hypothetical, historical levels and not actual levels of the Index. The Average Monthly Return (Negative Months) could, in the future, decline below the Average Monthly Return (Negative Months) displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Number of Negative Months: The Number of Negative Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that less than zero. The Number of Negative Months may be based on hypothetical, historical levels and not actual levels of the Index. The Number of Negative Months during the term of a financial instrument linked to the performance of the Index may be greater than the Number of Negative Months displayed on this website.

Return
Daily Return: The Daily Return is the return of the index from the trading day that is 2 [trading][business] days immediately preceding the current day to the [trading][business] day immediately preceding the current day. The Daily Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Daily Return in the future. Past performance is not indicative of future returns.
Month to Date Return: The Month to Date Return is the return of the index from the [first [trading][business]] day of the current calendar month to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Month to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Month to Date Return in the future. Past performance is not indicative of future returns.
Quarter to Date Return: The Quarter to Date Return is the return of the index from the first [trading][business] day of the current calendar quarter to the trading day immediately preceding the date[Note: may need to change this to start from the end of the previous calendar quarter]. The Quarter to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Quarter to Date Return in the future. Past performance is not indicative of future returns.
Year to Date Return: The Year to Date Return is the return of the index from the first [trading][business] day of the current calendar year to the trading day immediately preceding the date [Note: may need to

[illegible] change this to start from the end of the previous calendar month]. The Year to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Year to Date Return in the future. Past performance is not indicative of future returns.
3M Return: The 3 Month Return is the trailing return of the index over the past 3 month period ending in the last trading day immediately preceding the date. The 3 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 3 Month Return in the future. Past performance is not indicative of future returns.
6M Return: The 6 Month Return is the trailing return of the index over the past 6 month period ending in the last trading day immediately preceding the date. The 6 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 6 Month Return in the future. Past performance is not indicative of future returns.
1Y Return: The 1 Year Return is the trailing return of the index over the past 1 Year period ending in the last trading day immediately preceding the date. The 1 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 1 Year Return in the future. Past performance is not indicative of future returns.
2Y Return: The 2 Year Return is the trailing return of index over the past 2 Year period ending in the last trading day immediately preceding the date, and is not annualized. The 2 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 2 Year Return in the future. Past performance is not indicative of future returns.
5Y Return: The 5 Year Return is the trailing return of index over the past 5 year period ending in the last trading day immediately preceding the date, and is not annualized. The 5 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 5 Year Return in the future. Past performance is not indicative of future returns.

Analysis & Comparison
Current Level: The Current Level refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
Price Date: The Price Date is the trading day immediately preceding the current day.
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Return for Period: The Return for Period is the trailing return of the over the time period specified. The Return for Period may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Return for Period in the future.
Best Month Return: The Best Month Return is the highest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Best Month Return may be based on a hypothetical, historical performance and not actual performance of the Index. There is no guarantee that the Index will achieve the Best Month Return in the future.
Worst Month Return: The Worst Month Return is the lowest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period over a given period of time. The Worst Month Return may be based on hypothetical, historical performance and not actual performance of the Index. The performance of the Index could, in the future, generate a return that is lower than the Worst Month Return displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Annualized Volatility: The Annualized Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Max Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical index levels and not actual index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Time to Recovery: The Time to Recovery is the [longest sub period during the specified time period from any day on which the index begins to decline to the first day on which the level of the index returns to the level it had at the beginning of the decline.] [This field will be left blank if the level of the index as of the current day is lower than the highest level reached by the index over the specified time period.] The Time to Recovery may be based on hypothetical, historical performance and not actual performance of the Index. The Time to Recovery could, in the future, be significantly longer than the Time to Recovery displayed on this website.

Volatility %: Reflects the volatility of the Index for the time period selected. The actual one month, three month, six month and one year volatility may be much different than the volatility displayed for any such period in the chart above
Drawdown: Reflects the percentage change in each index during the specified timeframe. Each index has the drawdown set at zero percent at the beginning of the time period set forth in the chart above. The drawdown may be based on hypothetical, historical index levels and not the actual index levels. The applicable drawdown could, in the future, be larger than the drawdown displayed on this website and, accordingly, could be larger than the drawdown for any other index or investment strategy displayed on this chart

2) Short Summary of the Risks

- The Index and underlying strategies have limited operating history.
- The reported level of the Index and most of the underlying strategies will include the deduction of an adjustment factor.
- The Index may not be successful, may not outperform any alternative strategy or achieve its 5% target volatility.
- The portfolio of underlying strategies may not be a diversified portfolio.
- The Index involves monthly rebalancing and caps the sum of the weights of all underlying strategies, at rebalance, to 200%. It is possible, although unlikely, for the weight of a single underlying strategy to be close to 200%.
- There are risks associated with momentum, carry, mean reversion or short volatility investment strategies.
- The Index comprises only notional assets and liabilities. Some underlying strategies include notional short positions.
- Correlation of performances among the underlying strategies may reduce the performance of the Index.
- The Index is an excess return index and reflects the performance of unfunded or uncollateralized investments in the assets underlying the Index.
- Commodity futures contracts underlying some of the strategies are subject to uncertain legal and regulatory regimes.
- Our affiliate, J.P. Morgan Securities plc ("JPMS plc"), is the Sponsor and Calculation Agent for the Index and underlying strategies. JPMS plc may adjust the Index or any underlying strategy in a way that affects its level.
- The Index is subject to risks associated with currency exchange, interest rates, non-US securities markets and the use of leverage and futures contracts.

3) General Disclaimers

JPMorgan Chase & Co. ("J.P. Morgan") has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the "SEC") for any offerings to which these materials relate. Before

- JPMorgan JPMCCI Industrial Metals Excess Return Index | Index Family : J.P. Morgan Commodity Curve Index

Return to List Page | Indices Home

Asset Class	Commodity	**Region**	Multi Region	**Strategy Style**	Traditional Beta	**Strategy Type**	Access Beta	**Currency**	USD
Risk Method	None	**Bloomberg ID**	JMCXIMER	**Reuters ID**		**Core Index**	No		

Description: JPMorgan Commodity Curve Index (JPMCCI) Industrial Metals Excess Return Index

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods

Time Period: 1 Year | Start Date: dd-mmm-yyyy | End Date: dd-mmm-yyyy | OK

Compare with: (•) None ( ) Reference Indices ( ) Custom

Index Performance

Index Name	Current Level	Price Date	Annualized Return	Return for Period	Number of Positive Months	Annualized Volatility	Sharpe Ratio	Max Drawdown	Time to Recovery
JPMorgan JPMCCI Industrial Metals Excess Return Index	182.58	31-Jan-2014	-18.89%	-18.85%	5	15.87%	-1.19	-19.59%	–

Index Levels(1)


102
98
94
90
86
82
78
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13

Volatility(%)

( ) 1 M ( ) 3 M ( ) 6 M (•) 1 Yr

Drawdown


19.4%
19%
18.6%
18.2%
17.8%
17.4%
17%
16.6%
16.2%
15.8%
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13

(1) Calculation descriptions

The first twelve columns reflect the performance of the index from the first trading day of the month displayed to the last trading day of that month.

- JPMorgan JPMCCI Industrial Metals Price Index | Index Family : J.P. Morgan Commodity Curve Index

Return to List Page | Indices Home

Asset Class	Commodity	**Region**	Multi Region	**Strategy Style**	Traditional Beta	**Strategy Type**	Access Beta	**Currency**	USD
Risk Method	None	**Bloomberg ID**	JMCXIMPI	**Reuters ID**		**Core Index**	No		

Description: JPMorgan Commodity Curve Index (JPMCCI) Industrial Metals Price Index

SUMMARY ANALYSIS & COMPARISONS

View and Filter Report for Various Time Periods Export Complete Index History

Select Time Period 1 Year Start Date dd-mmm-yyyy End Date dd-mmm-yyyy OK

Selected Period: 01 February 2013 to 31 January 2014 Export Current Statistics

Index Level Data

	Level	Date
Current	191.74	31-Jan-2014
High	229.48	15-Feb-2013
Low	186.80	24-Jun-2013
Start	199.99	31-Dec-2013
End	191.74	31-Jan-2014

Risk Measures

Volatility	15.88%
Sharpe Ratio	-1.03
Maximum Drawdown	-18.60%
Monthly Maximum Drawdown	-0.10%
Embedded Index Fee	---

Return Statistics

Annualized Return	-16.39%
Number of Positive Months	5
Number of Negative Months	7

Return

Daily Return	-0.58%
Month to Date Return	---
Quarter To Date Return	-4.48%
Year To Date Return	-4.48%
3 Month Return	-3.75%
6 Month Return	-0.93%
1 Year Return	-16.35%
3 Year Return	-30.14%
5 Year Return	59.74%


Index Levels**
102
100
98
96
94
92
90
88
86
84
82
80
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13
Selected Start Date: 02-01-2013 Selected End Date: 01-31-2014

Monthly and Annual Return Statistics

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Year
2014	-4.13	-1.67	---	---	---	---	---	---	---	---	---	---	-4.13

2013	—	-4.65	-3.50	-4.81	2.70	-6.89	1.38	2.44	1.59	0.14	-3.77	4.02	-8.19

(1) Calculation descriptions

The first twelve columns reflect the performance of the index from the first trading day of the month displayed to the last trading day of that month.

The final column reflects the performance of the index for the year displayed.

These returns may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the monthly and annual returns displayed in the future. Past performance is not indicative of future returns.

"" - As of the date shown above, the index was calculated based on a level for such index set equal to 100 on the date specified at the "Selected Start Date". The Index levels may reflect hypothetical, historical levels and not actual index levels. There is no guarantee that the Index will achieve the return displayed in the chart above in the future.

Index Level Data
Current: Current refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
High: High refers to the highest closing level of the index during the time period selected, with the date on which such highest closing level occurs indicated under the "Date" column next to the High level. The High Level may be a hypothetical, historical level and not an actual level of the Index. There is no guarantee that the Index will achieve the High Level in the future.
Low: Low refers to the lowest closing level of the index during the time period selected, with the date on which such lowest closing level occurs indicated under the "Date" column next to the Low level. The Low Level may be a hypothetical, historical level and not an actual level of the Index. The level of the Index could, in the future, decline below the Low Level displayed on this website.
Start: Start refers to the closing level of the index on the first trading day of the time period indicated.
End: End refers to the closing level of the index on the last trading day of the time period indicated.

Risk Measures
Volatility: Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Maximum Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical index levels and not actual index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Monthly Maximum Drawdown: Monthly Maximum Drawdown is the highest Maximum Drawdown calculated for each [rolling] monthly period during the specified time period. The Monthly Maximum Drawdown may be based on hypothetical, historical index levels and not the actual index levels. The Monthly Maximum Drawdown could, in the future, be larger than the Monthly Maximum Drawdown displayed on this website.
Embedded Index Fee: The levels of the index are reduced by a daily adjustment factor of 0.80% per annum which may have a considerable impact on the level of the Index.

Return Statistics
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Average Monthly Return: Average Monthly Return is the arithmetic average of the Monthly Returns for each [full calendar month][full monthly anniversary period] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Average Monthly Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Average Monthly Return in the future. Past performance is not indicative of future returns.
Average Monthly Return (Positive Months): Average Monthly Return (Positive Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are greater than or equal to zero. The Average Monthly Return (Positive Months) may be based on hypothetical, historical levels and not an actual level of the index. There is no guarantee that the Average Monthly Return (Positive Months) for a financial instrument linked to the performance of the Index will achieve the Average Monthly Return (Positive Months) displayed on this website.
Average Monthly Return (Negative Months): Average Monthly Return (Negative Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are less than zero. The Average Monthly Return (Negative Months) may be based on hypothetical, historical levels and not actual levels of the Index. The Average Monthly Return (Negative Months) could, in the future, decline below the Average Monthly Return (Negative Months) displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Number of Negative Months: The Number of Negative Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that less than zero. The Number of Negative Months may be based on hypothetical, historical levels and not actual levels of the Index. The Number of Negative Months during the term of a financial instrument linked to the performance of the Index may be greater than the Number of Negative Months displayed on this website.

Return
Daily Return: The Daily Return is the return of the index from the trading day that is 2 [trading][business] days immediately preceding the current day to the [trading][business] day immediately preceding the current day. The Daily Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Daily Return in the future. Past performance is not indicative of future returns.
Month to Date Return: The Month to Date Return is the return of the index from the [first [trading][business]] day of the current calendar month to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Month to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Month to Date Return in the future. Past performance is not indicative of future returns.
Quarter to Date Return: The Quarter to Date Return is the return of the index from the first [trading][business] day of the current calendar quarter to the trading day immediately preceding the date[Note: may need to change this to start from the end of the previous calendar quarter]. The Quarter to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Quarter to Date Return in the future. Past performance is not indicative of future returns.
Year to Date Return: The Year to Date Return is the return of the index from the first [trading][business] day of the current calendar year to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Year to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index

change this to start from the end of the previous calendar month]. The Year to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Year to Date Return in the future. Past performance is not indicative of future returns.
3M Return: The 3 Month Return is the trailing return of the index over the past 3 month period ending in the last trading day immediately preceding the date. The 3 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 3 Month Return in the future. Past performance is not indicative of future returns.
6M Return: The 6 Month Return is the trailing return of the index over the past 6 month period ending in the last trading day immediately preceding the date. The 6 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 6 Month Return in the future. Past performance is not indicative of future returns.
1Y Return: The 1 Year Return is the trailing return of the index over the past 1 Year period ending in the last trading day immediately preceding the date. The 1 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 1 Year Return in the future. Past performance is not indicative of future returns.
2Y Return: The 2 Year Return is the trailing return of index over the past 2 Year period ending in the last trading day immediately preceding the date, and is not annualized. The 2 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 2 Year Return in the future. Past performance is not indicative of future returns.
5Y Return: The 5 Year Return is the trailing return of index over the past 5 year period ending in the last trading day immediately preceding the date, and is not annualized. The 5 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 5 Year Return in the future. Past performance is not indicative of future returns.

Analysis & Comparison
Current Level: The Current Level refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
Price Date: The Price Date is the trading day immediately preceding the current day.
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Return for Period: The Return for Period is the trailing return of the over the time period specified. The Return for Period may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Return for Period in the future.
Best Month Return: The Best Month Return is the highest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Best Month Return may be based on a hypothetical, historical performance and not actual performance of the Index. There is no guarantee that the Index will achieve the Best Month Return in the future.
Worst Month Return: The Worst Month Return is the lowest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period over a given period of time. The Worst Month Return may be based on hypothetical, historical performance and not actual performance of the Index. The performance of the Index could, in the future, generate a return that is lower than the Worst Month Return displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Annualized Volatility: The Annualized Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Max Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical index levels and not actual index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Time to Recovery: The Time to Recovery is the [longest sub period during the specified time period from any day on which the index begins to decline to the first day on which the level of the index returns to the level it had at the beginning of the decline.] [This field will be left blank if the level of the index as of the current day is lower than the highest level reached by the index over the specified time period.] The Time to Recovery may be based on hypothetical, historical performance and not actual performance of the Index. The Time to Recovery could, in the future, be significantly longer than the Time to Recovery displayed on this website.

Volatility %: Reflects the volatility of the Index for the time period selected. The actual one month, three month, six month and one year volatility may be much different than the volatility displayed for any such period in the chart above
Drawdown: Reflects the percentage change in each index during the specified timeframe. Each index has the drawdown set at zero percent at the beginning of the time period set forth in the chart above. The drawdown may be based on hypothetical, historical index levels and not the actual index levels. The applicable drawdown could, in the future, be larger than the drawdown displayed on this website and, accordingly, could be larger than the drawdown for any other index or investment strategy displayed on this chart

(2) Short Summary of the Risks

- The Index and underlying strategies have limited operating history
- The reported level of the Index and most of the underlying strategies will include the deduction of an adjustment factor
- The Index may not be successful, may not outperform any alternative strategy or achieve its 5% target volatility
- The portfolio of underlying strategies may not be a diversified portfolio.
- The Index involves monthly rebalancing and caps the sum of the weights of all underlying strategies, at rebalance, to 200%. It is possible, although unlikely, for the weight of a single underlying strategy to be close to 200%.
- There are risks associated with momentum, carry, mean reversion or short volatility investment strategies.
- The Index comprises only notional assets and liabilities. Some underlying strategies include notional short positions.
- Correlation of performances among the underlying strategies may reduce the performance of the Index.
- The Index is an excess return index and reflects the performance of unfunded or uncollateralized investments in the assets underlying the Index.
- Commodity futures contracts underlying some of the strategies are subject to uncertain legal and regulatory regimes.
- Our affiliate, J.P. Morgan Securities plc ("JPMS plc"), is the Sponsor and Calculation Agent for the Index and underlying strategies. JPMS plc may adjust the Index or any underlying strategy in a way that affects its level.
- The Index is subject to risks associated with currency exchange, interest rates, non-US securities markets and the use of leverage and futures contracts.

(3) General Disclaimers

JPMorgan Chase & Co. ("J.P. Morgan") has filed a registration statement (including a prospectus) with the Securities and Exchange Commision (the "SEC") for any offerings to which these materials relate. Before you invest in any offering of securities by J.P. Morgan, you should read the prospectus in that registration statement, the prospectus supplement, as well as the particular product supplement, the relevant term

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- JPMorgan JPMCCI Industrial Metals Price Index | Index Family : J.P. Morgan Commodity Curve Index

Return to List Page | Indices Home

Asset Class	Commodity	**Region**	Multi Region	**Strategy Style**	Traditional Beta	**Strategy Type**	Access Beta	**Currency**	USD
Risk Method	None	**Bloomberg ID**	JMCXIMPI	**Reuters ID**		**Core Index**	No		

Description: JPMorgan Commodity Curve Index (JPMCCI) Industrial Metals Price Index

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods

Time Period: 1 Year | Start Date: dd-mmm-yyyy | End Date: dd-mmm-yyyy | OK

Compare with: None | Reference Indices | Custom

Index Performance

Index Name	Current Level	Price Date	Annualized Return	Return for Period	Number of Positive Months	Annualized Volatility	Sharpe Ratio	Max Drawdown	Time to Recovery
JPMorgan JPMCCI Industrial Metals Price Index	191.74	31-Jan-2014	-18.39%	-18.35%	5	15.88%	-1.03	-18.80%	--



Index Levels**
100
96
92
88
84
80
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13

Volatility(%)

1 M | 3 M | 6 M | 1 Yr



Drawdown
19.4%
19%
18.6%
18.2%
17.8%
17.4%
17%
16.6%
16.2%
15.8%
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13

(1) Calculation descriptions

The first twelve columns reflect the performance of the index from the first trading day of the month displayed to the last trading day of that month.

https://na-markets.jpmorgan.com/tradableindices/home/HomeAction.html | Feedback

- JPMorgan JPMCCI Industrial Metals Total Return Index | Index Family : J.P. Morgan Commodity Curve Index

Return to List Page | Indices Home

Asset Class	Commodity	**Region**	Multi Region	**Strategy Style**	Traditional Beta	**Strategy Type**	Access Beta	**Currency**	USD
Risk Method	None	**Bloomberg ID**	JMCXMTR	**Reuters ID**		**Core Index**	No		

Description: JPMorgan Commodity Curve Index (JPMCCI) Industrial Metals Total Return Index

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods

Export Complete Index History

Select Time Period: 1 Year | Start Date: dd-mmm-yyyy | End Date: dd-mmm-yyyy | OK

Selected Period: 01 February 2013 to 31 January 2014

Export Current Statistics

Index Level Data

	Level	Date
Current	398.65	31-Jan-2014
High	490.95	01-Feb-2013
Low	394.87	24-Jun-2013
Start	416.38	31-Dec-2013
End	398.65	31-Jan-2014

Risk Measures

Volatility	15.87%
Sharpe Ratio	-1.19
Maximum Drawdown	-19.57%
Monthly Maximum Drawdown	-0.10%
Embedded Index Fee	---

Return Statistics

Annualized Return	-18.85%
Number of Positive Months	5
Number of Negative Months	7

Return

Daily Return	-0.58%
Month to Date Return	---
Quarter To Date Return	-4.60%
Year To Date Return	-4.60%
3 Month Return	-4.53%
6 Month Return	-2.32%
1 Year Return	-18.80%
3 Year Return	-34.16%
5 Year Return	43.76%


Index Levels**
102
100
98
96
94
92
90
88
86
84
82
80
78
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13
Selected Start Date: 02-01-2013 Selected End Date: 01-31-2014

Monthly and Annual Return Statistics

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Year
2014	-4.20	-1.07	—	—	—	—	—	—	—	—	—	—	-4.20

2013	—	-5.00	-4.05	-5.06	2.40	-7.13	1.21	2.08	1.80	0.08	-4.24	3.77	-11.84

) Calculation descriptions

he first twelve columns reflect the performance of the index from the first trading day of the month displayed to the last trading day of that month.

he final column reflects the performance of the index for the year displayed.

hese returns may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the monthly and annual returns displayed in the future. Past erformance is not indicative of future returns.

" - As of the date shown above, the index was calculated based on a level for such index set equal to 100 on the date specified at the "Selected Start Date". The Index levels may reflect hypothetical, historical evels and not actual index levels. There is no guarantee that the Index will achieve the return displayed in the chart above in the future.

ndex Level Data
urrent: Current refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
igh: High refers to the highest closing level of the index during the time period selected, with the date on which such highest closing level occurs indicated under the "Date" column next to the High level. The igh Level may be a hypothetical, historical level and not an actual level of the Index. There is no guarantee that the Index will achieve the High Level in the future.
ow: Low refers to the lowest closing level of the index during the time period selected, with the date on which such lowest closing level occurs indicated under the "Date" column next to the Low level. The Low evel may be a hypothetical, historical level and not an actual level of the Index. The level of the Index could, in the future, decline below the Low Level displayed on this website.
tart: Start refers to the closing level of the index on the first trading day of the time period indicated.
nd: End refers to the closing level of the index on the last trading day of the time period indicated.

isk Measures
olatility: Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial nstrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative eturns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual nnualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
harpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return or the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent imitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from he analysis implied in any hypothetical, historical calculation.
aximum Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The aximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this ebsite.
onthly Maximum Drawdown: Monthly Maximum Drawdown is the highest Maximum Drawdown calculated for each [rolling] monthly period during the specified time period. The Monthly Maximum Drawdown ay be based on hypothetical, historical Index levels and not the actual Index levels. The Monthly Maximum Drawdown could, in the future, be larger than the Monthly Maximum Drawdown displayed on this ebsite.
mbedded Index Fee: The levels of the Index are reduced by a daily adjustment factor of 0.80% per annum which may have a considerable impact on the level of the Index.

eturn Statistics
nnualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized eturn may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative f future returns.
verage Monthly Return: Average Monthly Return is the arithmetic average of the Monthly Returns for each [full calendar month][full monthly anniversary period] during the specified time period. For a given onthly period the Monthly Return is the percentage change in the index during the monthly period. The Average Monthly Return may be based on hypothetical, historical Index levels and not actual Index evels. There is no guarantee that the Index will achieve the Average Monthly Return in the future. Past performance is not indicative of future returns.
verage Monthly Return (Positive Months): Average Monthly Return (Positive Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those onthly returns that are greater than or equal to zero. The Average Monthly Return (Positive Months) may be based on hypothetical, historical levels and not an actual level of the Index. There is no guarantee hat the Average Monthly Return (Positive Months) for a financial instrument linked to the performance of the Index will achieve the Average Monthly Return (Positive Months) displayed on this website.
verage Monthly Return (Negative Months): Average Monthly Return (Negative Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those onthly returns that are less than zero. The Average Monthly Return (Negative Months) may be based on hypothetical, historical levels and not actual levels of the Index. The Average Monthly Return (Negative onths) could, in the future, decline below the Average Monthly Return (Negative Months) displayed on this website.
umber of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are reater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months hat occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
umber of Negative Months: The Number of Negative Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that less han zero. The Number of Negative Months may be based on hypothetical, historical levels and not actual levels of the Index. The Number of Negative Months during the term of a financial instrument linked to he performance of the Index may be greater than the Number of Negative Months displayed on this website.

eturn
aily Return: The Daily Return is the return of the index from the trading day that is 2 [trading][business] days immediately preceding the current day to the [trading][business] day immediately preceding the urrent day. The Daily Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Daily Return in the future. Past performance s not indicative of future returns.
onth to Date Return: The Month to Date Return is the return of the index from the [first [trading][business]] day of the current calendar month to the trading day immediately preceding the date [Note: may need o change this to start from the end of the previous calendar month]. The Month to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the ndex will achieve the Month to Date Return in the future. Past performance is not indicative of future returns.
uarter to Date Return: The Quarter to Date Return is the return of the index from the first [trading][business] day of the current calendar quarter to the trading day immediately preceding the date[Note: may eed to change this to start from the end of the previous calendar quarter]. The Quarter to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee hat the Index will achieve the Quarter to Date Return in the future. Past performance is not indicative of future returns.
ear to Date Return: The Year to Date Return is the return of the index from the first [trading][business] day of the current calendar year to the trading day immediately preceding the date [Note: may need to

Year to Date Return: The Year to Date Return is the return of the index from the first [trading][business] day of the current calendar year to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Year to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Year to Date Return in the future. Past performance is not indicative of future returns.
3M Return: The 3 Month Return is the trailing return of the index over the past 3 month period ending in the last trading day immediately preceding the date. The 3 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 3 Month Return in the future. Past performance is not indicative of future returns.
6M Return: The 6 Month Return is the trailing return of the index over the past 6 month period ending in the last trading day immediately preceding the date. The 6 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 6 Month Return in the future. Past performance is not indicative of future returns.
1Y Return: The 1 Year Return is the trailing return of the index over the past 1 Year period ending in the last trading day immediately preceding the date. The 1 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 1 Year Return in the future. Past performance is not indicative of future returns.
2Y Return: The 2 Year Return is the trailing return of index over the past 2 Year period ending in the last trading day immediately preceding the date, and is not annualized. The 2 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 2 Year Return in the future. Past performance is not indicative of future returns.
5Y Return: The 5 Year Return is the trailing return of index over the past 5 year period ending in the last trading day immediately preceding the date, and is not annualized. The 5 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 5 Year Return in the future. Past performance is not indicative of future returns.

Analysis & Comparison
Current Level: The Current Level refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
Price Date: The Price Date is the trading day immediately preceding the current day.
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Return for Period: The Return for Period is the trailing return of the over the time period specified. The Return for Period may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Return for Period in the future.
Best Month Return: The Best Month Return is the highest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Best Month Return may be based on a hypothetical, historical performance and not actual performance of the Index. There is no guarantee that the Index will achieve the Best Month Return in the future.
Worst Month Return: The Worst Month Return is the lowest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period over a given period of time. The Worst Month Return may be based on hypothetical, historical performance and not actual performance of the Index. The performance of the Index could, in the future, generate a return that is lower than the Worst Month Return displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Annualized Volatility: The Annualized Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Max Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical index levels and not actual index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Time to Recovery: The Time to Recovery is the [longest sub period during the specified time period from any day on which the index begins to decline to the first day on which the level of the index returns to the level it had at the beginning of the decline.] [This field will be left blank if the level of the index as of the current day is lower than the highest level reached by the index over the specified time period.] The Time to Recovery may be based on hypothetical, historical performance and not actual performance of the Index. The Time to Recovery could, in the future, be significantly longer than the Time to Recovery displayed on this website.

Volatility %: Reflects the volatility of the Index for the time period selected. The actual one month, three month, six month and one year volatility may be much different than the volatility displayed for any such period in the chart above
Drawdown: Reflects the percentage change in each index during the specified timeframe. Each index has the drawdown set at zero percent at the beginning of the time period set forth in the chart above. The drawdown may be based on hypothetical, historical index levels and not the actual index levels. The applicable drawdown could, in the future, be larger than the drawdown displayed on this website and, accordingly, could be larger than the drawdown for any other index or investment strategy displayed on this chart

(2) Short Summary of the Risks

- The Index and underlying strategies have limited operating history.
- The reported level of the Index and most of the underlying strategies will include the deduction of an adjustment factor
- The Index may not be successful, may not outperform any alternative strategy or achieve its 5% target volatility
- The portfolio of underlying strategies may not be a diversified portfolio.
- The Index involves monthly rebalancing and caps the sum of the weights of all underlying strategies, at rebalance, to 200%. It is possible, although unlikely, for the weight of a single underlying strategy to be close to 200%.
- There are risks associated with momentum, carry, mean reversion or short volatility investment strategies.
- The Index comprises only notional assets and liabilities. Some underlying strategies include notional short positions.
- Correlation of performances among the underlying strategies may reduce the performance of the Index.
- The Index is an excess return index and reflects the performance of unfunded or uncollateralized investments in the assets underlying the Index.
- Commodity futures contracts underlying some of the strategies are subject to uncertain legal and regulatory regimes.
- Our affiliate, J.P. Morgan Securities plc ("JPMS plc"), is the Sponsor and Calculation Agent for the Index and underlying strategies. JPMS plc may adjust the Index or any underlying strategy in a way that affects its level.
- The Index is subject to risks associated with currency exchange, interest rates, non-US securities markets and the use of leverage and futures contracts.

(3) General Disclaimers

JPMorgan Chase & Co. ("J.P. Morgan") has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the "SEC") for any offerings to which these materials relate. Before

- JPMorgan JPMCCI Industrial Metals Total Return Index | Index Family : J.P. Morgan Commodity Curve Index

Return to List Page | Indices Home

Asset Class	Commodity	**Region**	Multi Region	**Strategy Style**	Traditional Beta	**Strategy Type**	Access Beta	**Currency**	USD
Risk Method	None	**Bloomberg ID**	JMCXIMTR	**Reuters ID**		**Core Index**	No		

Description: JPMorgan Commodity Curve Index (JPMCCI) Industrial Metals Total Return Index

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods

Time Period: 1 Year | Start Date: dd-mmm-yyyy | End Date: dd-mmm-yyyy | OK

Compare with: (•) None ( ) Reference Indices ( ) Custom

Index Performance

Index Name	Current Level	Price Date	Annualized Return	Return for Period	Number of Positive Months	Annualized Volatility	Sharpe Ratio	Max Drawdown	Time to Recovery
JPMorgan JPMCCI Industrial Metals Total Return Index	398.66	31-Jan-2014	-18.86%	-18.80%	5	15.87%	-1.19	-19.67%	--

Index Levels**


102
98
94
90
86
82
78
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13

Volatility(%)

( ) 1 M ( ) 3 M ( ) 6 M (•) 1 Yr

Drawdown


19.4%
19%
18.6%
18.2%
17.8%
17.4%
17%
16.6%
16.2%
15.8%
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13

(1) Calculation descriptions

The first twelve columns reflect the performance of the index from the first trading day of the month displayed to the last trading day of that month.

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- JPMorgan JPMCCI KCBOT Winter Wheat Excess Return Index | Index Family : J.P. Morgan Commodity Curve Index

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Asset Class	Commodity	**Region**	Multi Region	**Strategy Style**	Traditional Beta	**Strategy Type**	Access Beta	**Currency**	USD
Risk Method	None	**Bloomberg ID**	JMCXKWER	**Reuters ID**		**Core Index**	No		

Description: JPMorgan Commodity Curve Index (JPMCCI) KCBOT Winter Wheat Excess Return Index

SUMMARY ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods Export Complete Index History

Select Time Period: 1 Year Start Date: dd-mmm-yyyy End Date: dd-mmm-yyyy OK

Selected Period: 01 February 2013 to 31 January 2014

Export Current Statistics

Index Level Data

	Level	Date
Current	55.17	31-Jan-2014
High	78.72	01-Feb-2013
Low	54.71	29-Jan-2014
Start	58.05	31-Dec-2013
End	55.17	31-Jan-2014

Risk Measures

Volatility	17.85%
Sharpe Ratio	-1.68
Maximum Drawdown	-30.50%
Monthly Maximum Drawdown	-0.11%
Embedded Index Fee	---

Return Statistics

Annualized Return	-29.99%
Number of Positive Months	3
Number of Negative Months	9

Return

Daily Return	0.62%
Month to Date Return	---
Quarter To Date Return	-3.61%
Year To Date Return	-3.61%
3 Month Return	-16.66%
6 Month Return	-14.90%
1 Year Return	-29.92%
3 Year Return	-47.51%
5 Year Return	-31.18%



Index Levels**
100
96
92
88
84
80
76
72
68
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13
Selected Start Date: 02-01-2013 Selected End Date: 01-31-2014

Monthly and Annual Return Statistics

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Year
2014	-4.98	-1.50	---	---	---	---	---	---	---	---	---	---	-4.98

2013	—	-11.20	-3.61	7.87	-4.82	-6.74	0.96	-1.63	4.33	0.26	-4.26	-9.09	-26.88

(1) Calculation descriptions

The first twelve columns reflect the performance of the index from the first trading day of the month displayed to the last trading day of that month.

The final column reflects the performance of the index for the year displayed.

These returns may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the index will achieve the monthly and annual returns displayed in the future. Past performance is not indicative of future returns.

** - As of the date shown above, the index was calculated based on a level for such index set equal to 100 on the date specified at the "Selected Start Date". The Index levels may reflect hypothetical, historical levels and not actual index levels. There is no guarantee that the index will achieve the return displayed in the chart above in the future.

Index Level Data
Current: Current refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
High: High refers to the highest closing level of the index during the time period selected, with the date on which such highest closing level occurs indicated under the "Date" column next to the High level. The High Level may be a hypothetical, historical level and not an actual level of the Index. There is no guarantee that the Index will achieve the High Level in the future.
Low: Low refers to the lowest closing level of the index during the time period selected, with the date on which such lowest closing level occurs indicated under the "Date" column next to the Low level. The Low Level may be a hypothetical, historical level and not an actual level of the Index. The level of the index could, in the future, decline below the Low Level displayed on this website.
Start: Start refers to the closing level of the index on the first trading day of the time period indicated.
End: End refers to the closing level of the index on the last trading day of the time period indicated.

Risk Measures
Volatility: Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Maximum Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Monthly Maximum Drawdown: Monthly Maximum Drawdown is the highest Maximum Drawdown calculated for each [rolling] monthly period during the specified time period. The Monthly Maximum Drawdown may be based on hypothetical, historical Index levels and not the actual Index levels. The Monthly Maximum Drawdown could, in the future, be larger than the Monthly Maximum Drawdown displayed on this website.
Embedded Index Fee: The levels of the Index are reduced by a daily adjustment factor of 0.80% per annum which may have a considerable impact on the level of the Index.

Return Statistics
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Average Monthly Return: Average Monthly Return is the arithmetic average of the Monthly Returns for each [full calendar month][full monthly anniversary period] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Average Monthly Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Average Monthly Return in the future. Past performance is not indicative of future returns.
Average Monthly Return (Positive Months): Average Monthly Return (Positive Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are greater than or equal to zero. The Average Monthly Return (Positive Months) may be based on hypothetical, historical levels and not an actual level of the Index. There is no guarantee that the Average Monthly Return (Positive Months) for a financial instrument linked to the performance of the Index will achieve the Average Monthly Return (Positive Months) displayed on this website.
Average Monthly Return (Negative Months): Average Monthly Return (Negative Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are less than zero. The Average Monthly Return (Negative Months) may be based on hypothetical, historical levels and not actual levels of the Index. The Average Monthly Return (Negative Months) could, in the future, decline below the Average Monthly Return (Negative Months) displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Number of Negative Months: The Number of Negative Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that less than zero. The Number of Negative Months may be based on hypothetical, historical levels and not actual levels of the Index. The Number of Negative Months during the term of a financial instrument linked to the performance of the Index may be greater than the Number of Negative Months displayed on this website.

Return
Daily Return: The Daily Return is the return of the index from the trading day that is 2 [trading][business] days immediately preceding the current day to the [trading][business] day immediately preceding the current day. The Daily Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Daily Return in the future. Past performance is not indicative of future returns.
Month to Date Return: The Month to Date Return is the return of the Index from the [first [trading][business]] day of the current calendar month to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Month to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Month to Date Return in the future. Past performance is not indicative of future returns.
Quarter to Date Return: The Quarter to Date Return is the return of the index from the first [trading][business] day of the current calendar quarter to the trading day immediately preceding the date[Note: may need to change this to start from the end of the previous calendar quarter]. The Quarter to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Quarter to Date Return in the future. Past performance is not indicative of future returns.

Year to Date Return: The Year to Date Return is the return of the index from the first [trading][business] day of the current calendar year to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Year to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Year to Date Return in the future. Past performance is not indicative of future returns.
3M Return: The 3 Month Return is the trailing return of the index over the past 3 month period ending in the last trading day immediately preceding the date. The 3 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 3 Month Return in the future. Past performance is not indicative of future returns.
6M Return: The 6 Month Return is the trailing return of the index over the past 6 month period ending in the last trading day immediately preceding the date. The 6 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 6 Month Return in the future. Past performance is not indicative of future returns.
1Y Return: The 1 Year Return is the trailing return of the index over the past 1 Year period ending in the last trading day immediately preceding the date. The 1 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 1 Year Return in the future. Past performance is not indicative of future returns.
2Y Return: The 2 Year Return is the trailing return of index over the past 2 Year period ending in the last trading day immediately preceding the date, and is not annualized. The 2 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 2 Year Return in the future. Past performance is not indicative of future returns.
5Y Return: The 5 Year Return is the trailing return of index over the past 5 year period ending in the last trading day immediately preceding the date, and is not annualized. The 5 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 5 Year Return in the future. Past performance is not indicative of future returns.

Analysis & Comparison
Current Level: The Current Level refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
Price Date: The Price Date is the trading day immediately preceding the current day.
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Return for Period: The Return for Period is the trailing return of the over the time period specified. The Return for Period may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Return for Period in the future.
Best Month Return: The Best Month Return is the highest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Best Month Return may be based on a hypothetical, historical performance and not actual performance of the Index. There is no guarantee that the Index will achieve the Best Month Return in the future.
Worst Month Return: The Worst Month Return is the lowest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period over a given period of time. The Worst Month Return may be based on hypothetical, historical performance and not actual performance of the Index. The performance of the Index could, in the future, generate a return that is lower than the Worst Month Return displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Annualized Volatility: The Annualized Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Max Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Time to Recovery: The Time to Recovery is the [longest sub period during the specified time period from any day on which the index begins to decline to the first day on which the level of the index returns to the level it had at the beginning of the decline.] [This field will be left blank if the level of the index as of the current day is lower than the highest level reached by the index over the specified time period.] The Time to Recovery may be based on hypothetical, historical performance and not actual performance of the Index. The Time to Recovery could, in the future, be significantly longer than the Time to Recovery displayed on this website.

Volatility %: Reflects the volatility of the index for the time period selected. The actual one month, three month, six month and one year volatility may be much different than the volatility displayed for any such period in the chart above
Drawdown: Reflects the percentage change in each index during the specified timeframe. Each index has the drawdown set at zero percent at the beginning of the time period set forth in the chart above. The drawdown may be based on hypothetical, historical index levels and not the actual index levels. The applicable drawdown could, in the future, be larger than the drawdown displayed on this website and, accordingly, could be larger than the drawdown for any other index or investment strategy displayed on this chart

(2) Short Summary of the Risks

- The Index and underlying strategies have limited operating history
- The reported level of the Index and most of the underlying strategies will include the deduction of an adjustment factor.
- The Index may not be successful, may not outperform any alternative strategy or achieve its 5% target volatility
- The portfolio of underlying strategies may not be a diversified portfolio.
- The Index involves monthly rebalancing and caps the sum of the weights of all underlying strategies, at rebalance, to 200%. It is possible, although unlikely, for the weight of a single underlying strategy to be close to 200%.
- There are risks associated with momentum, carry, mean reversion or short volatility investment strategies.
- The Index comprises only notional assets and liabilities. Some underlying strategies include notional short positions.
- Correlation of performances among the underlying strategies may reduce the performance of the Index.
- The Index is an excess return index and reflects the performance of unfunded or uncollateralized investments in the assets underlying the Index.
- Commodity futures contracts underlying some of the strategies are subject to uncertain legal and regulatory regimes.
- Our affiliate, J.P. Morgan Securities plc ("JPMS plc"), is the Sponsor and Calculation Agent for the Index and underlying strategies. JPMS plc may adjust the Index or any underlying strategy in a way that effects its level.
- The Index is subject to risks associated with currency exchange, interest rates, non-US securities markets and the use of leverage and futures contracts.

(3) General Disclaimers

JPMorgan Chase & Co. ("J.P. Morgan") has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the "SEC") for any offerings to which these materials relate. Before

- JPMorgan JPMCCI KCBOT Winter Wheat Excess Return Index | Index Family : J.P. Morgan Commodity Curve Index

Return to List Page | Indices Home

Asset Class	Commodity	**Region**	Multi Region	**Strategy Style**	Traditional Beta	**Strategy Type**	Access Beta	**Currency**	USD
Risk Method	None	**Bloomberg ID**	JMCXKWER	**Reuters ID**		**Core Index**	No		

Description: JPMorgan Commodity Curve Index (JPMCCI) KCBOT Winter Wheat Excess Return Index

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods

Time Period 1 Year Start Date dd-mmm-yyyy End Date dd-mmm-yyyy OK

Compare with: None | Reference Indices | Custom

Index Performance

Index Name	Current Level	Price Date	Annualized Return	Return for Period	Number of Positive Months	Annualized Volatility	Sharpe Ratio	Max Drawdown	Time to Recovery
JPMorgan JPMCCI KCBOT Winter Wheat Excess Return Index	66.17	31-Jan-2014	-29.99%	-29.92%	3	17.85%	-1.08	-30.60%	--


Index Levels**
100
96
92
88
84
80
76
72
68
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13


Volatility(%)
1 M
3 M
6 M
1 Yr


Drawdown
28%
26%
24%
22%
20%
18%
16%
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13

(1) Calculation descriptions

- JPMorgan JPMCCI KCBOT Winter Wheat Price Index | Index Family : J.P. Morgan Commodity Curve Index

Return to List Page | Indices Home

Asset Class	Commodity	**Region**	Multi Region	**Strategy Style**	Traditional Beta	**Strategy Type**	Access Beta	**Currency**	USD
Risk Method	None	**Bloomberg ID**	JMCXKWPI	**Reuters ID**		**Core Index**	No		

Description: JPMorgan Commodity Curve Index (JPMCCI) KCBOT Winter Wheat Price Index

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods

Export Complete Index History

Select Time Period: 1 Year | Start Date: dd-mmm-yyyy | End Date: dd-mmm-yyyy | OK

Selected Period: 01 February 2013 to 31 January 2014

Export Current Statistics

Index Level Data

	Level	Date
Current	611.95	31-Jan-2014
High	837.31	01-Feb-2013
Low	606.84	29-Jan-2014
Start	643.44	31-Dec-2013
End	611.95	31-Jan-2014

Risk Measures

Volatility	17.81%
Sharpe Ratio	-1.51
Maximum Drawdown	-27.52%
Monthly Maximum Drawdown	-8.10%
Embedded Index Fee	---

Return Statistics

Annualized Return	-26.98%
Number of Positive Months	3
Number of Negative Months	9

Return

Daily Return	0.62%
Month to Date Return	---
Quarter To Date Return	-3.56%
Year To Date Return	-3.56%
3 Month Return	-16.47%
6 Month Return	-14.36%
1 Year Return	-26.92%
3 Year Return	-38.57%
5 Year Return	2.89%


Index Levels
102
98
94
90
86
82
78
74
70
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13
Selected Start Date: 02-01-2013 Selected End Date: 01-31-2014

Monthly and Annual Return Statistics

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Year
2014	-4.85	-1.50	---	---	---	---	---	---	---	---	---	---	-4.85

2013	—	-10.28	-3.06	8.38	-4.29	-7.47	0.93	-0.97	4.35	0.10	-4.24	-8.97	-23.67

(1) Calculation descriptions

The first twelve columns reflect the performance of the index from the first trading day of the month displayed to the last trading day of that month.

The final column reflects the performance of the index for the year displayed.

These returns may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the monthly and annual returns displayed in the future. Past performance is not indicative of future returns.

** - As of the date shown above, the index was calculated based on a level for such index set equal to 100 on the date specified at the "Selected Start Date". The Index levels may reflect hypothetical, historical levels and not actual index levels. There is no guarantee that the Index will achieve the return displayed in the chart above in the future.

Index Level Data
Current: Current refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
High: High refers to the highest closing level of the index during the time period selected, with the date on which such highest closing level occurs indicated under the "Date" column next to the High level. The High Level may be a hypothetical, historical level and not an actual level of the Index. There is no guarantee that the Index will achieve the High Level in the future.
Low: Low refers to the lowest closing level of the index during the time period selected, with the date on which such lowest closing level occurs indicated under the "Date" column next to the Low level. The Low Level may be a hypothetical, historical level and not an actual level of the Index. The level of the Index could, in the future, decline below the Low Level displayed on this website.
Start: Start refers to the closing level of the index on the first trading day of the time period indicated.
End: End refers to the closing level of the index on the last trading day of the time period indicated.

Risk Measures
Volatility: Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Maximum Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Monthly Maximum Drawdown: Monthly Maximum Drawdown is the highest Maximum Drawdown calculated for each [rolling] monthly period during the specified time period. The Monthly Maximum Drawdown may be based on hypothetical, historical Index levels and not the actual Index levels. The Monthly Maximum Drawdown could, in the future, be larger than the Monthly Maximum Drawdown displayed on this website.
Embedded Index Fee: The levels of the Index are reduced by a daily adjustment factor of 0.80% per annum which may have a considerable impact on the level of the Index.

Return Statistics
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Average Monthly Return: Average Monthly Return is the arithmetic average of the Monthly Returns for each [full calendar month][full monthly anniversary period] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Average Monthly Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Average Monthly Return in the future. Past performance is not indicative of future returns.
Average Monthly Return (Positive Months): Average Monthly Return (Positive Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are greater than or equal to zero. The Average Monthly Return (Positive Months) may be based on hypothetical, historical levels and not an actual level of the Index. There is no guarantee that the Average Monthly Return (Positive Months) for a financial instrument linked to the performance of the Index will achieve the Average Monthly Return (Positive Months) displayed on this website.
Average Monthly Return (Negative Months): Average Monthly Return (Negative Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are less than zero. The Average Monthly Return (Negative Months) may be based on hypothetical, historical levels and not actual levels of the Index. The Average Monthly Return (Negative Months) could, in the future, decline below the Average Monthly Return (Negative Months) displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Number of Negative Months: The Number of Negative Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that less than zero. The Number of Negative Months may be based on hypothetical, historical levels and not actual levels of the Index. The Number of Negative Months during the term of a financial instrument linked to the performance of the Index may be greater than the Number of Negative Months displayed on this website.

Return
Daily Return: The Daily Return is the return of the index from the trading day that is 2 [trading][business] days immediately preceding the current day to the [trading][business] day immediately preceding the current day. The Daily Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Daily Return in the future. Past performance is not indicative of future returns.
Month to Date Return: The Month to Date Return is the return of the index from the [first [trading][business]] day of the current calendar month to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Month to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Month to Date Return in the future. Past performance is not indicative of future returns.
Quarter to Date Return: The Quarter to Date Return is the return of the index from the first [trading][business] day of the current calendar quarter to the trading day immediately preceding the date[Note: may need to change this to start from the end of the previous calendar quarter]. The Quarter to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Quarter to Date Return in the future. Past performance is not indicative of future returns.
Year to Date Return: The Year to Date Return is the return of the index from the first [trading][business] day of the current calendar year to the trading day immediately preceding the date [Note: may need to

Year to Date Return: The Year to Date Return is the return of the index from the first [trading][business] day of the current calendar year to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Year to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Year to Date Return in the future. Past performance is not indicative of future returns.
3M Return: The 3 Month Return is the trailing return of the index over the past 3 month period ending in the last trading day immediately preceding the date. The 3 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 3 Month Return in the future. Past performance is not indicative of future returns.
6M Return: The 6 Month Return is the trailing return of the index over the past 6 month period ending in the last trading day immediately preceding the date. The 6 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 6 Month Return in the future. Past performance is not indicative of future returns.
1Y Return: The 1 Year Return is the trailing return of the index over the past 1 Year period ending in the last trading day immediately preceding the date. The 1 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 1 Year Return in the future. Past performance is not indicative of future returns.
2Y Return: The 2 Year Return is the trailing return of index over the past 2 Year period ending in the last trading day immediately preceding the date, and is not annualized. The 2 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 2 Year Return in the future. Past performance is not indicative of future returns.
5Y Return: The 5 Year Return is the trailing return of index over the past 5 year period ending in the last trading day immediately preceding the date, and is not annualized. The 5 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 5 Year Return in the future. Past performance is not indicative of future returns.

Analysis & Comparison
Current Level: The Current Level refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
Price Date: The Price Date is the trading day immediately preceding the current day.
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Return for Period: The Return for Period is the trailing return of the over the time period specified. The Return for Period may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Return for Period in the future.
Best Month Return: The Best Month Return is the highest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Best Month Return may be based on a hypothetical, historical performance and not actual performance of the Index. There is no guarantee that the Index will achieve the Best Month Return in the future.
Worst Month Return: The Worst Month Return is the lowest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period over a given period of time. The Worst Month Return may be based on hypothetical, historical performance and not actual performance of the Index. The performance of the Index could, in the future, generate a return that is lower than the Worst Month Return displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Annualized Volatility: The Annualized Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Max Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Time to Recovery: The Time to Recovery is the [longest sub period during the specified time period from any day on which the index begins to decline to the first day on which the level of the index returns to the level it had at the beginning of the decline.][This field will be left blank if the level of the index as of the current day is lower than the highest level reached by the index over the specified time period.] The Time to Recovery may be based on hypothetical, historical performance and not actual performance of the Index. The Time to Recovery could, in the future, be significantly longer than the Time to Recovery displayed on this website.

Volatility %: Reflects the volatility of the Index for the time period selected. The actual one month, three month, six month and one year volatility may be much different than the volatility displayed for any such period in the chart above.
Drawdown: Reflects the percentage change in each index during the specified timeframe. Each index has the drawdown set at zero percent at the beginning of the time period setforth in the chart above. The drawdown may be based on hypothetical, historical index levels and not the actual index levels. The applicable drawdown could, in the future, be larger than the drawdown displayed on this website and, accordingly, could be larger than the drawdown for any other index or investment strategy displayed on this chart.

2) Short Summary of the Risks

- The Index and underlying strategies have limited operating history.
- The reported level of the index and most of the underlying strategies will include the deduction of an adjustment factor.
- The Index may not be successful, may not outperform any alternative strategy or achieve its 5% target volatility.
- The portfolio of underlying strategies may not be a diversified portfolio.
- The Index involves monthly rebalancing and caps the sum of the weights of all underlying strategies, at rebalance, to 200%. It is possible, although unlikely, for the weight of a single underlying strategy to be close to 200%.
- There are risks associated with momentum, carry, mean reversion or short volatility investment strategies.
- The Index comprises only notional assets and liabilities. Some underlying strategies include notional short positions.
- Correlation of performances among the underlying strategies may reduce the performance of the Index.
- The Index is an excess return index and reflects the performance of unfunded or uncollateralized investments in the assets underlying the Index.
- Commodity futures contracts underlying some of the strategies are subject to uncertain legal and regulatory regimes.
- Our affiliate, J.P. Morgan Securities plc ("JPMS plc"), is the Sponsor and Calculation Agent for the Index and underlying strategies. JPMS plc may adjust the Index or any underlying strategy in a way that affects its level.
- The Index is subject to risks associated with currency exchange, interest rates, non-US securities markets and the use of leverage and futures contracts.

3) General Disclaimers

JPMorgan Chase & Co. ("J.P. Morgan") has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the "SEC") for any offerings to which these materials relate. Before

you invest in any offering of securities by J.P. Morgan, you should read the prospectus in that registration statement, the prospectus supplement, as well as the particular product supplement, the relevant term sheet or pricing supplement, and any other documents that J.P. Morgan will file with the SEC relating to such offering for more complete information about J.P. Morgan and the offering of any securities. You may get these documents without cost by visiting EDGAR on the SEC Website at www.sec.gov. Alternatively, J.P. Morgan, any agent, or any dealer participating in the particular offering will arrange to send you the prospectus and the prospectus supplement, as well as any product supplement and term sheet or pricing supplement, if you so request by calling toll-free (800) 576-3529.

Use of Simulated Returns
Back-testing and other statistical analysis material that is provided in connection with the explanations of the potential returns of the securities linked to the Index use simulated analysis and hypothetical circumstances to estimate how it may have performed prior to its actual existence. The results obtained from such "back-testing" information should not be considered indicative of the actual results that might be obtained from an investment or participation in a financial instrument or transaction referencing the Index. J.P. Morgan provides no assurance or guarantee that the securities linked to the Index will operate or would have operated in the past in a manner consistent with these materials. The hypothetical, back-tested, historical levels presented herein have not been verified by an independent third party, and such hypothetical, back-tested, historical levels have inherent limitations. Alternative simulations, techniques, modeling or assumptions might produce significantly different results and prove to be more appropriate. Actual results will vary, perhaps materially, from the simulated returns presented in this website.

IRS Circular 230 Disclosure
We and our affiliates do not provide tax advice. Accordingly, any discussion of U.S. tax matters contained herein is not intended or written to be used, and cannot be used, in connection with the promotion, marketing or recommendation by anyone unaffiliated with J.P. Morgan of any of the matters address herein or for the purpose of avoiding U.S. tax-related penalties. Investment suitability must be determined individually for each investor, and the financial instruments described herein may not be suitable for all investors. This information is not intended to provide and should not be relied upon as providing accounting, legal, regulatory or tax advice. Investors should consult with their own advisors as to these matters.

This material is not a product of J.P. Morgan Research Departments

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- JPMorgan JPMCCI KCBOT Winter Wheat Price Index | Index Family : J.P. Morgan Commodity Curve Index

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Asset Class	Commodity	**Region**	Multi Region	**Strategy Style**	Traditional Beta	**Strategy Type**	Access Beta	**Currency**	USD
Risk Method	None	**Bloomberg ID**	JMCXKWPI	**Reuters ID**		**Core Index**	No		

Description: JPMorgan Commodity Curve Index (JPMCCI) KCBOT Winter Wheat Price Index

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods

Time Period: 1 Year | Start Date: dd-mmm-yyyy | End Date: dd-mmm-yyyy | OK

Compare with: (•) None ( ) Reference Indices ( ) Custom

Index Performance

Index Name	Current Level	Price Date	Annualized Return	Return for Period	Number of Positive Months	Annualized Volatility	Sharpe Ratio	Max Drawdown	Time to Recovery
JPMorgan JPMCCI KCBOT Winter Wheat Price Index	611.96	31-Jan-2014	-26.98%	-26.92%	3	17.81%	-1.61	-27.52%	--

Index Levels**


102
98
94
90
86
82
78
74
70
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13

Volatility(%)

( ) 1 M ( ) 3 M ( ) 6 M (•) 1 Yr

Drawdown


28%
26%
24%
22%
20%
18%
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13

(1) Calculation descriptions

The first twelve columns reflect the performance of the index from the first trading day of the month displayed to the last trading day of that month.

- JPMorgan JPMCCI KCBOT Winter Wheat Total Return Index | Index Family : J.P. Morgan Commodity Curve Index

Return to List Page | Indices Home

Asset Class	Commodity	**Region**	Multi Region	**Strategy Style**	Traditional Beta	**Strategy Type**	Access Beta	**Currency**	USD
Risk Method	None	**Bloomberg ID**	JMCXKWTR	**Reuters ID**		**Core Index**	No		

Description: JPMorgan Commodity Curve Index (JPMCCI) KCBOT Winter Wheat Total Return Index

SUMMARY | ANALYSIS & COMPARISONS

View and Filter Report for Various Time Periods

Export Complete Index History

Select Time Period: 1 Year | Start Date: dd-mmm-yyyy | End Date: dd-mmm-yyyy | OK

Selected Period: 01 February 2013 to 31 January 2014

Export Current Statistics

Index Level Data

	Level	Date
Current	120.47	31-Jan-2014
High	171.80	01-Feb-2013
Low	119.46	29-Jan-2014
Start	126.75	31-Dec-2013
End	120.47	31-Jan-2014

Risk Measures

Volatility	17.85%
Sharpe Ratio	-1.68
Maximum Drawdown	-30.46%
Monthly Maximum Drawdown	-0.11%
Embedded Index Fee	---

Return Statistics

Annualized Return	-29.95%
Number of Positive Months	3
Number of Negative Months	9

Return

Daily Return	0.62%
Month to Date Return	---
Quarter To Date Return	-3.61%
Year To Date Return	-3.61%
3 Month Return	-16.64%
6 Month Return	-14.88%
1 Year Return	-29.88%
3 Year Return	-47.41%
5 Year Return	-30.84%


Index Levels**
100
96
92
88
84
80
76
72
68
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13
Selected Start Date: 02-01-2013 Selected End Date: 01-31-2014

Monthly and Annual Return Statistics

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Year
2014	-4.95	-1.50	--	--	--	--	--	--	--	--	--	--	-4.95

2013	—	-11.19	-2.80	7.27	-4.81	-8.74	1.00	-1.82	4.33	0.28	-4.28	-9.09	-26.83

(1) Calculation descriptions

The first twelve columns reflect the performance of the index from the first trading day of the month displayed to the last trading day of that month.

The final column reflects the performance of the index for the year displayed.

These returns may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the index will achieve the monthly and annual returns displayed in the future. Past performance is not indicative of future returns.

** - As of the date shown above, the index was calculated based on a level for such index set equal to 100 on the date specified at the "Selected Start Date". The Index levels may reflect hypothetical, historical levels and not actual index levels. There is no guarantee that the Index will achieve the return displayed in the chart above in the future.

Index Level Data
Current: Current refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
High: High refers to the highest closing level of the index during the time period selected, with the date on which such highest closing level occurs indicated under the "Date" column next to the High level. The High Level may be a hypothetical, historical level and not an actual level of the Index. There is no guarantee that the Index will achieve the High Level in the future.
Low: Low refers to the lowest closing level of the index during the time period selected, with the date on which such lowest closing level occurs indicated under the "Date" column next to the Low level. The Low Level may be a hypothetical, historical level and not an actual level of the Index. The level of the Index could, in the future, decline below the Low Level displayed on this website.
Start: Start refers to the closing level of the index on the first trading day of the time period indicated.
End: End refers to the closing level of the index on the last trading day of the time period indicated.

Risk Measures
Volatility: Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Maximum Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical index levels and not actual index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Monthly Maximum Drawdown: Monthly Maximum Drawdown is the highest Maximum Drawdown calculated for each [rolling] monthly period during the specified time period. The Monthly Maximum Drawdown may be based on hypothetical, historical Index levels and not the actual Index levels. The Monthly Maximum Drawdown could, in the future, be larger than the Monthly Maximum Drawdown displayed on this website.
Embedded Index Fee: The levels of the Index are reduced by a daily adjustment factor of 0.80% per annum which may have a considerable impact on the level of the Index.

Return Statistics
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Average Monthly Return: Average Monthly Return is the arithmetic average of the Monthly Returns for each [full calendar month][full monthly anniversary period] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Average Monthly Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Average Monthly Return in the future. Past performance is not indicative of future returns.
Average Monthly Return (Positive Months): Average Monthly Return (Positive Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are greater than or equal to zero. The Average Monthly Return (Positive Months) may be based on hypothetical, historical levels and not an actual level of the Index. There is no guarantee that the Average Monthly Return (Positive Months) for a financial instrument linked to the performance of the Index will achieve the Average Monthly Return (Positive Months) displayed on this website.
Average Monthly Return (Negative Months): Average Monthly Return (Negative Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are less than zero. The Average Monthly Return (Negative Months) may be based on hypothetical, historical levels and not actual levels of the Index. The Average Monthly Return (Negative Months) could, in the future, decline below the Average Monthly Return (Negative Months) displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Number of Negative Months: The Number of Negative Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that less than zero. The Number of Negative Months may be based on hypothetical, historical levels and not actual levels of the Index. The Number of Negative Months during the term of a financial instrument linked to the performance of the Index may be greater than the Number of Negative Months displayed on this website.

Return
Daily Return: The Daily Return is the return of the index from the trading day that is 2 [trading][business] days immediately preceding the current day to the [trading][business] day immediately preceding the current day. The Daily Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the index will achieve the Daily Return in the future. Past performance is not indicative of future returns.
Month to Date Return: The Month to Date Return is the return of the index from the [first [trading][business]] day of the current calendar month to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Month to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Month to Date Return in the future. Past performance is not indicative of future returns.
Quarter to Date Return: The Quarter to Date Return is the return of the index from the first [trading][business] day of the current calendar quarter to the trading day immediately preceding the date[Note: may need to change this to start from the end of the previous calendar quarter]. The Quarter to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Quarter to Date Return in the future. Past performance is not indicative of future returns.
Year to Date Return: The Year to Date Return is the return of the index from the first [trading][business] day of the current calendar year to the trading day immediately preceding the date [Note: may need to

change this to start from the end of the previous calendar month]. The Year to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Year to Date Return in the future. Past performance is not indicative of future returns.
3M Return: The 3 Month Return is the trailing return of the index over the past 3 month period ending in the last trading day immediately preceding the date. The 3 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 3 Month Return in the future. Past performance is not indicative of future returns.
6M Return: The 6 Month Return is the trailing return of the index over the past 6 month period ending in the last trading day immediately preceding the date. The 6 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 6 Month Return in the future. Past performance is not indicative of future returns.
1Y Return: The 1 Year Return is the trailing return of the index over the past 1 Year period ending in the last trading day immediately preceding the date. The 1 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 1 Year Return in the future. Past performance is not indicative of future returns.
2Y Return: The 2 Year Return is the trailing return of index over the past 2 Year period ending in the last trading day immediately preceding the date, and is not annualized. The 2 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 2 Year Return in the future. Past performance is not indicative of future returns.
5Y Return: The 5 Year Return is the trailing return of index over the past 5 year period ending in the last trading day immediately preceding the date, and is not annualized. The 5 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 5 Year Return in the future. Past performance is not indicative of future returns.

Analysis & Comparison
Current Level: The Current Level refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
Price Date: The Price Date is the trading day immediately preceding the current day.
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Return for Period: The Return for Period is the trailing return of the over the time period specified. The Return for Period may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Return for Period in the future.
Best Month Return: The Best Month Return is the highest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Best Month Return may be based on a hypothetical, historical performance and not actual performance of the Index. There is no guarantee that the Index will achieve the Best Month Return in the future.
Worst Month Return: The Worst Month Return is the lowest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period over a given period of time. The Worst Month Return may be based on hypothetical, historical performance and not actual performance of the Index. The performance of the Index could, in the future, generate a return that is lower than the Worst Month Return displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Annualized Volatility: The Annualized Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Max Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Time to Recovery: The Time to Recovery is the [longest sub period during the specified time period from any day on which the index begins to decline to the first day on which the level of the index returns to the level it had at the beginning of the decline.][This field will be left blank if the level of the index as of the current day is lower than the highest level reached by the index over the specified time period.] The Time to Recovery may be based on hypothetical, historical performance and not actual performance of the Index. The Time to Recovery could, in the future, be significantly longer than the Time to Recovery displayed on this website.

Volatility %: Reflects the volatility of the Index for the time period selected. The actual one month, three month, six month and one year volatility may be much different than the volatility displayed for any such period in the chart above.
Drawdown: Reflects the percentage change in each index during the specified timeframe. Each index has the drawdown set at zero percent at the beginning of the time period set forth in the chart above. The drawdown may be based on hypothetical, historical index levels and not the actual index levels. The applicable drawdown could, in the future, be larger than the drawdown displayed on this website and, accordingly, could be larger than the drawdown for any other index or investment strategy displayed on this chart.

(2) **Short Summary of the Risks**

- The Index and underlying strategies have limited operating history.
- The reported level of the Index and most of the underlying strategies will include the deduction of an adjustment factor.
- The Index may not be successful, may not outperform any alternative strategy or achieve its 6% target volatility.
- The portfolio of underlying strategies may not be a diversified portfolio.
- The Index involves monthly rebalancing and caps the sum of the weights of all underlying strategies, at rebalance, to 200%. It is possible, although unlikely, for the weight of a single underlying strategy to be close to 200%.
- There are risks associated with momentum, carry, mean reversion or short volatility investment strategies.
- The Index comprises only notional assets and liabilities. Some underlying strategies include notional short positions.
- Correlation of performances among the underlying strategies may reduce the performance of the Index.
- The Index is an excess return index and reflects the performance of unfunded or uncollateralized investments in the assets underlying the Index.
- Commodity futures contracts underlying some of the strategies are subject to uncertain legal and regulatory regimes.
- Our affiliate, J.P. Morgan Securities plc ("JPMS plc"), is the Sponsor and Calculation Agent for the Index and underlying strategies. JPMS plc may adjust the Index or any underlying strategy in a way that affects its level.
- The Index is subject to risks associated with currency exchange, interest rates, non-US securities markets and the use of leverage and futures contracts.

(3) General Disclaimers

JPMorgan Chase & Co. ("J.P. Morgan") has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the "SEC") for any offerings to which these materials relate. Before you invest in any offering of securities by J.P. Morgan, you should read the prospectus in that registration statement, the prospectus supplement, as well as the particular product supplement, the relevant term

+ Expand/Collapse Index Navigation

- JPMorgan JPMCCI KCBOT Winter Wheat Total Return Index | Index Family : J.P. Morgan Commodity Curve Index

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Asset Class	Commodity	**Region**	Multi Region	**Strategy Style**	Traditional Beta	**Strategy Type**	Access Beta	**Currency**	USD
Risk Method	None	**Bloomberg ID**	JMCXKWTR	**Reuters ID**		**Core Index**	No		

Description: JPMorgan Commodity Curve Index (JPMCCI) KCBOT Winter Wheat Total Return Index

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods
Time Period: 1 Year | Start Date: dd-mmm-yyyy | End Date: dd-mmm-yyyy | OK

Compare with ◉ None ○ Reference Indices ○ Custom

Index Performance

Index Name	Current Level	Price Date	Annualized Return	Return for Period	Number of Positive Months	Annualized Volatility	Sharpe Ratio	Max Drawdown	Time to Recovery

Index Levels**


100
96
92
88
84
80
76
72
68
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13

Volatility(%)

Drawdown


28%
26%
24%
22%
20%
18%
16%
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13

Data not Found

(1) Calculation descriptions

- JPMorgan JPMCCI LIFFE Robusta Coffee Excess Return Index | Index Family : J.P. Morgan Commodity Curve Index

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Asset Class	Commodity	**Region**	Multi Region	**Strategy Style**	Traditional Beta	**Strategy Type**	Access Beta	**Currency**	USD
Risk Method	None	**Bloomberg ID**	JMCXCFER	**Reuters ID**		**Core Index**	No		

Description: JPMorgan Commodity Curve Index (JPMCCI) LIFFE Robusta Coffee Excess Return Index

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods Export Complete Index History

Select Time Period 1 Year Start Date dd-mmm-yyyy End Date dd-mmm-yyyy OK

Selected Period: 01 February 2013 to 31 January 2014

Export Current Statistics

Index Level Data

	Level	Date
Current	145.57	31-Jan-2014
High	177.97	12-Mar-2013
Low	115.33	14-Nov-2013
Start	166.26	01-Feb-2013
End	145.57	31-Jan-2014

Risk Measures

Volatility	20.61%
Sharpe Ratio	-0.61
Maximum Drawdown	-35.20%
Monthly Maximum Drawdown	-0.14%
Embedded Index Fee	---

Return Statistics

Annualized Return	-12.48%
Number of Positive Months	5
Number of Negative Months	7

Return

Daily Return	2.02%
Month to Date Return	---
Quarter To Date Return	11.77%
Year To Date Return	11.77%
3 Month Return	22.78%
6 Month Return	-1.46%
1 Year Return	-12.44%
3 Year Return	-25.21%
5 Year Return	-13.36%


Index Levels**
110
100
90
80
70
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13
Selected Start Date: 02-01-2013 Selected End Date: 01-31-2014

Monthly and Annual Return Statistics

No Data found

(1) Calculation descriptions

The first twelve columns reflect the performance of the index from the first trading day of the month displayed to the last trading day of that month.

The final column reflects the performance of the index for the year displayed.

These returns may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the monthly and annual returns displayed in the future. Past performance is not indicative of future returns.

** - As of the date shown above, the index was calculated based on a level for such index set equal to 100 on the date specified at the "Selected Start Date". The index levels may reflect hypothetical, historical levels and not actual index levels. There is no guarantee that the Index will achieve the return displayed in the chart above in the future.

Index Level Data
Current: Current refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
High: High refers to the highest closing level of the index during the time period selected, with the date on which such highest closing level occurs indicated under the "Date" column next to the High level. The High Level may be a hypothetical, historical level and not an actual level of the Index. There is no guarantee that the Index will achieve the High Level in the future.
Low: Low refers to the lowest closing level of the index during the time period selected, with the date on which such lowest closing level occurs indicated under the "Date" column next to the Low level. The Low Level may be a hypothetical, historical level and not an actual level of the Index. The level of the Index could, in the future, decline below the Low Level displayed on this website.
Start: Start refers to the closing level of the index on the first trading day of the time period indicated.
End: End refers to the closing level of the index on the last trading day of the time period indicated.

Risk Measures
Volatility: Volatility refers to the standard deviation of the daily logarithmicreturns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmeticreturn calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Maximum Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Monthly Maximum Drawdown: Monthly Maximum Drawdown is the highest Maximum Drawdown calculated for each [rolling] monthly period during the specified time period. The Monthly Maximum Drawdown may be based on hypothetical, historical Index levels and not the actual Index levels. The Monthly Maximum Drawdown could, in the future, be larger than the Monthly Maximum Drawdown displayed on this website.
Embedded Index Fee: The levels of the Index are reduced by a daily adjustment factor of 0.80% per annum which may have a considerable impact on the level of the Index.

Return Statistics
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Average Monthly Return: Average Monthly Return is the arithmetic average of the Monthly Returns for each [full calendar month][full monthly anniversary period] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Average Monthly Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Average Monthly Return in the future. Past performance is not indicative of future returns.
Average Monthly Return (Positive Months): Average Monthly Return (Positive Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are greater than or equal to zero. The Average Monthly Return (Positive Months) may be based on hypothetical, historical levels and not an actual level of the Index. There is no guarantee that the Average Monthly Return (Positive Months) for a financial instrument linked to the performance of the Index will achieve the Average Monthly Return (Positive Months) displayed on this website.
Average Monthly Return (Negative Months): Average Monthly Return (Negative Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are less than zero. The Average Monthly Return (Negative Months) may be based on hypothetical, historical levels and not actual levels of the Index. The Average Monthly Return (Negative Months) could, in the future, decline below the Average Monthly Return (Negative Months) displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Number of Negative Months: The Number of Negative Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that less than zero. The Number of Negative Months may be based on hypothetical, historical levels and not actual levels of the Index. The Number of Negative Months during the term of a financial instrument linked to the performance of the Index may be greater than the Number of Negative Months displayed on this website.

Return
Daily Return: The Daily Return is the return of the index from the trading day that is 2 [trading][business] days immediately preceding the current day to the [trading][business] day immediately preceding the current day. The Daily Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Daily Return in the future. Past performance is not indicative of future returns.
Month to Date Return: The Month to Date Return is the return of the index from the [first [trading][business]] day of the current calendar month to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Month to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Month to Date Return in the future. Past performance is not indicative of future returns.
Quarter to Date Return: The Quarter to Date Return is the return of the index from the first [trading][business] day of the current calendar quarter to the trading day immediately preceding the date[Note: may need to change this to start from the end of the previous calendar quarter]. The Quarter to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Quarter to Date Return in the future. Past performance is not indicative of future returns.
Year to Date Return: The Year to Date Return is the return of the index from the first [trading][business] day of the current calendar year to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Year to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Year to Date Return in the future. Past performance is not indicative of future returns.
3M Return: The 3 Month Return is the trailing return of the index over the past 3 month period ending in the last trading day immediately preceding the date. The 3 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 3 Month Return in the future. Past performance is not indicative of future returns.

6M Return: The 6 Month Return is the trailing return of the index over the past 6 month period ending in the last trading day immediately preceding the date. The 6 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the index will achieve the 6 Month Return in the future. Past performance is not indicative of future returns.
1Y Return: The 1 Year Return is the trailing return of the index over the past 1 Year period ending in the last trading day immediately preceding the date. The 1 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the index will achieve the 1 Year Return in the future. Past performance is not indicative of future returns.
2Y Return: The 2 Year Return is the trailing return of index over the past 2 Year period ending in the last trading day immediately preceding the date, and is not annualized. The 2 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the index will achieve the 2 Year Return in the future. Past performance is not indicative of future returns.
5Y Return: The 5 Year Return is the trailing return of index over the past 5 year period ending in the last trading day immediately preceding the date, and is not annualized. The 5 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the index will achieve the 5 Year Return in the future. Past performance is not indicative of future returns.

Analysis & Comparison
Current Level: The Current Level refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
Price Date: The Price Date is the trading day immediately preceding the current day.
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Return for Period: The Return for Period is the trailing return of the over the time period specified. The Return for Period may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the index will achieve the Return for Period in the future.
Best Month Return: The Best Month Return is the highest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Best Month Return may be based on a hypothetical, historical performance and not actual performance of the index. There is no guarantee that the Index will achieve the Best Month Return in the future.
Worst Month Return: The Worst Month Return is the lowest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period over a given period of time. The Worst Month Return may be based on hypothetical, historical performance and not actual performance of the Index. The performance of the Index could, in the future, generate a return that is lower than the Worst Month Return displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Annualized Volatility: The Annualized Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Max Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Time to Recovery: The Time to Recovery is the [longest sub period during the specified time period from any day on which the index begins to decline to the first day on which the level of the index returns to the level it had at the beginning of the decline.] [This field will be left blank if the level of the index as of the current day is lower than the highest level reached by the index over the specified time period.] The Time to Recovery may be based on hypothetical, historical performance and not actual performance of the Index. The Time to Recovery could, in the future, be significantly longer than the Time to Recovery displayed on this website.

Volatility %: Reflects the volatility of the Index for the time period selected. The actual one month, three month, six month and one year volatility may be much different than the volatility displayed for any such period in the chart above
Drawdown: Reflects the percentage change in each index during the specified timeframe. Each index has the drawdown set at zero percent at the beginning of the time period set forth in the chart above. The drawdown may be based on hypothetical, historical index levels and not the actual index levels. The applicable drawdown could, in the future, be larger than the drawdown displayed on this website and, accordingly, could be larger than the drawdown for any other index or investment strategy displayed on this chart

(2) Short Summary of the Risks

- The Index and underlying strategies have limited operating history.
- The reported level of the Index and most of the underlying strategies will include the deduction of an adjustment factor
- The Index may not be successful, may not outperform any alternative strategy or achieve its 5% target volatility.
- The portfolio of underlying strategies may not be a diversified portfolio.
- The Index involves monthly rebalancing and caps the sum of the weights of all underlying strategies, at rebalance, to 200%. It is possible, although unlikely, for the weight of a single underlying strategy to be close to 200%.
- There are risks associated with momentum, carry, mean reversion or short volatility investment strategies.
- The Index comprises only notional assets and liabilities. Some underlying strategies include notional short positions.
- Correlation of performances among the underlying strategies may reduce the performance of the Index.
- The Index is an excess return index and reflects the performance of unfunded or uncollateralized investments in the assets underlying the Index.
- Commodity futures contracts underlying some of the strategies are subject to uncertain legal and regulatory regimes.
- Our affiliate, J.P. Morgan Securities plc ("JPMS plc"), is the Sponsor and Calculation Agent for the Index and underlying strategies. JPMS plc may adjust the Index or any underlying strategy in a way that affects its level.
- The Index is subject to risks associated with currency exchange, interest rates, non-US securities markets and the use of leverage and futures contracts.

(3) General Disclaimers

JPMorgan Chase & Co. ("J.P. Morgan") has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the "SEC") for any offerings to which these materials relate. Before you invest in any offering of securities by J.P. Morgan, you should read the prospectus in that registration statement, the prospectus supplement, as well as the particular product supplement, the relevant term sheet or pricing supplement, and any other documents that J.P. Morgan will file with the SEC relating to such offering for more complete information about J.P. Morgan and the offering of any securities. You may get these documents without cost by visiting EDGAR on the SEC Website at www.sec.gov. Alternatively, J.P. Morgan, any agent, or any dealer participating in the particular offering will arrange to send you the prospectus and the prospectus supplement, as well as any product supplement and term sheet or pricing supplement, if you so request by calling toll-free (800) 576-3529.

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- JPMorgan JPMCCI LIFFE Robusta Coffee Excess Return Index | Index Family : J.P. Morgan Commodity Curve Index

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Asset Class	Commodity	**Region**	Multi Region	**Strategy Style**	Traditional Beta	**Strategy Type**	Access Beta	**Currency**	USD
Risk Method	None	**Bloomberg ID**	JMCXCFER	**Reuters ID**		**Core Index**	No		

Description: JPMorgan Commodity Curve Index (JPMCCI) LIFFE Robusta Coffee Excess Return Index

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods

Time Period: 1 Year | Start Date: dd-mmm-yyyy | End Date: dd-mmm-yyyy | OK

Compare with

(•) None ( ) Reference Indices ( ) Custom

Index Performance

Index Name	Current Level	Price Date	Annualized Return	Return for Period	Number of Positive Months	Annualized Volatility	Sharpe Ratio	Max Drawdown	Time to Recovery
JPMorgan JPMCCI LIFFE Robusta Coffee Excess Return Index	146.87	31-Jan-2014	-12.48%	-12.44%	5	20.61%	-0.81	-35.20%	--

Index Levels**


110
100
90
80
70
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13

Volatility(%)

( ) 1 M ( ) 3 M ( ) 6 M (•) 1 Yr

Drawdown


20.8%
20.4%
20%
19.6%
19.2%
18.8%
18.4%
18%
17.6%
17.2%
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13

1) Calculation descriptions

J.P.Morgan | Welcome to J.P. Morgan Markets. DAP_TEST2-FOR PENETRATION TESTING DAP_TEST2 | Log Out | Contact Us | Help | My Quick Links | Search Research and Analytics

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- JPMorgan JPMCCI LIFFE Robusta Coffee Price Index | Index Family : J.P. Morgan Commodity Curve Index

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Asset Class	Commodity	**Region**	Multi Region	**Strategy Style**	Traditional Beta	**Strategy Type**	Access Beta	**Currency**	USD
Risk Method	None	**Bloomberg ID**	JMCXCFPI	**Reuters ID**		**Core Index**	No		

Description: JPMorgan Commodity Curve Index (JPMCCI) LIFFE Robusta Coffee Price Index

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods — Export Complete Index History

Select Time Period: 1 Year | Start Date: dd-mmm-yyyy | End Date: dd-mmm-yyyy | OK

Selected Period: 01 February 2013 to 31 January 2014

Export Current Statistics

Index Level Data

	Level	Date
Current	1792.73	31-Jan-2014
High	2208.05	12-Mar-2013
Low	1445.57	14-Nov-2013
Start	1673.85	31-Dec-2013
End	1792.73	31-Jan-2014

Risk Measures

Volatility	20.44%
Sharpe Ratio	-0.62
Maximum Drawdown	-34.47%
Monthly Maximum Drawdown	-0.14%
Embedded Index Fee	—

Return Statistics

Annualized Return	-12.72%
Number of Positive Months	5
Number of Negative Months	7

Return

Daily Return	2.02%
Month to Date Return	—
Quarter To Date Return	11.52%
Year To Date Return	11.52%
3 Month Return	20.60%
6 Month Return	-4.19%
1 Year Return	-12.88%
3 Year Return	-20.87%
5 Year Return	7.38%



Index Levels**
110
100
90
80
70
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13
Selected Start Date: 02-01-2013 Selected End Date: 01-31-2014

Monthly and Annual Return Statistics

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Year
2014	7.10	5.08	—	—	—	—	—	—	—	—	—	—	7.10

2013	—	0.10	-2.40	-2.23	-5.39	-7.59	0.05	-4.84	-7.02	-10.08	10.11	2.08	-13.13

1) Calculation descriptions

The first twelve columns reflect the performance of the index from the first trading day of the month displayed to the last trading day of that month.

The final column reflects the performance of the index for the year displayed.

These returns may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the index will achieve the monthly and annual returns displayed in the future. Past performance is not indicative of future returns.

* - As of the date shown above, the index was calculated based on a level for such index set equal to 100 on the date specified at the "Selected Start Date". The Index levels may reflect hypothetical, historical levels and not actual index levels. There is no guarantee that the Index will achieve the return displayed in the chart above in the future.

Index Level Data
Current: Current refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
High: High refers to the highest closing level of the index during the time period selected, with the date on which such highest closing level occurs indicated under the "Date" column next to the High level. The High Level may be a hypothetical, historical level and not an actual level of the Index. There is no guarantee that the Index will achieve the High Level in the future.
Low: Low refers to the lowest closing level of the index during the time period selected, with the date on which such lowest closing level occurs indicated under the "Date" column next to the Low level. The Low Level may be a hypothetical, historical level and not an actual level of the Index. The level of the Index could, in the future, decline below the Low Level displayed on this website.
Start: Start refers to the closing level of the index on the first trading day of the time period indicated.
End: End refers to the closing level of the index on the last trading day of the time period indicated.

Risk Measures
Volatility: Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Maximum Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Monthly Maximum Drawdown: Monthly Maximum Drawdown is the highest Maximum Drawdown calculated for each [rolling] monthly period during the specified time period. The Monthly Maximum Drawdown may be based on hypothetical, historical Index levels and not the actual Index levels. The Monthly Maximum Drawdown could, in the future, be larger than the Monthly Maximum Drawdown displayed on this website.
Embedded Index Fee: The levels of the Index are reduced by a daily adjustment factor of 0.90% per annum which may have a considerable impact on the level of the Index.

Return Statistics
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Average Monthly Return: Average Monthly Return is the arithmetic average of the Monthly Returns for each [full calendar month][full monthly anniversary period] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Average Monthly Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Average Monthly Return in the future. Past performance is not indicative of future returns.
Average Monthly Return (Positive Months): Average Monthly Return (Positive Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are greater than or equal to zero. The Average Monthly Return (Positive Months) may be based on hypothetical, historical levels and not an actual level of the Index. There is no guarantee that the Average Monthly Return (Positive Months) for a financial instrument linked to the performance of the Index will achieve the Average Monthly Return (Positive Months) displayed on this website.
Average Monthly Return (Negative Months): Average Monthly Return (Negative Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are less than zero. The Average Monthly Return (Negative Months) may be based on hypothetical, historical levels and not actual levels of the Index. The Average Monthly Return (Negative Months) could, in the future, decline below the Average Monthly Return (Negative Months) displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Number of Negative Months: The Number of Negative Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that less than zero. The Number of Negative Months may be based on hypothetical, historical levels and not actual levels of the Index. The Number of Negative Months during the term of a financial instrument linked to the performance of the Index may be greater than the Number of Negative Months displayed on this website.

Return
Daily Return: The Daily Return is the return of the index from the trading day that is 2 [trading][business] days immediately preceding the current day to the [trading][business] day immediately preceding the current day. The Daily Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Daily Return in the future. Past performance is not indicative of future returns.
Month to Date Return: The Month to Date Return is the return of the index from the [first [trading][business]] day of the current calendar month to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Month to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the index will achieve the Month to Date Return in the future. Past performance is not indicative of future returns.
Quarter to Date Return: The Quarter to Date Return is the return of the index from the first [trading][business] day of the current calendar quarter to the trading day immediately preceding the date[Note: may need to change this to start from the end of the previous calendar quarter]. The Quarter to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Quarter to Date Return in the future. Past performance is not indicative of future returns.
Year to Date Return: The Year to Date Return is the return of the index from the first [trading][business] day of the current calendar year to the trading day immediately preceding the date [Note: may need to

change this to start from the end of the previous calendar month]. The Year to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Year to Date Return in the future. Past performance is not indicative of future returns.
3M Return: The 3 Month Return is the trailing return of the index over the past 3 month period ending in the last trading day immediately preceding the date. The 3 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 3 Month Return in the future. Past performance is not indicative of future returns.
6M Return: The 6 Month Return is the trailing return of the index over the past 6 month period ending in the last trading day immediately preceding the date. The 6 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 6 Month Return in the future. Past performance is not indicative of future returns.
1Y Return: The 1 Year Return is the trailing return of the index over the past 1 Year period ending in the last trading day immediately preceding the date. The 1 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 1 Year Return in the future. Past performance is not indicative of future returns.
2Y Return: The 2 Year Return is the trailing return of index over the past 2 Year period ending in the last trading day immediately preceding the date, and is not annualized. The 2 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 2 Year Return in the future. Past performance is not indicative of future returns.
5Y Return: The 5 Year Return is the trailing return of index over the past 5 year period ending in the last trading day immediately preceding the date, and is not annualized. The 5 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 5 Year Return in the future. Past performance is not indicative of future returns.

Analysis & Comparison
Current Level: The Current Level refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
Price Date: The Price Date is the trading day immediately preceding the current day.
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Return for Period: The Return for Period is the trailing return of the over the time period specified. The Return for Period may be based on hypothetical, historical index levels and not actual indec levels. There is no guarantee that the Index will achieve the Return for Period in the future.
Best Month Return: The Best Month Return is the highest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Best Month Return may be based on a hypothetical, historical performance and not actual performance of the Index. There is no guarantee that the Index will achieve the Best Month Return in the future.
Worst Month Return: The Worst Month Return is the lowest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period over a given period of time. The Worst Month Return may be based on hypothetical, historical performance and not actual performance of the Index. The performance of the Index could, in the future, generate a return that is lower than the Worst Month Return displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Annualized Volatility: The Annualized Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an Index per unit of risk. For a given Index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Max Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Time to Recovery: The Time to Recovery is the [longest sub period during the specified time period from any day on which the index begins to decline to the first day on which the level of the index returns to the level it had at the beginning of the decline.] [This field will be left blank if the level of the index as of the current day is lower than the highest level reached by the index over the specified time period.] The Time to Recovery may be based on hypothetical, historical performance and not actual performance of the Index. The Time to Recovery could, in the future, be significantly longer than the Time to Recovery displayed on this website.

Volatility %: Reflects the volatility of the Index for the time period selected. The actual one month, three month, six month and one year volatility may be much different than the volatility displayed for any such period in the chart above
Drawdown: Reflects the percentage change in each index during the specified timeframe. Each index has the drawdown set at zero percent at the beginning of the time period set forth in the chart above. The drawdown may be based on hypothetical, historical index levels and not the actual index levels. The applicable drawdown could, in the future, be larger than the drawndown displayed on this website and, accordingly, could be larger than the drawdown for any other index or investment strategy displayed on this chart

(2) Short Summary of the Risks

- The Index and underlying strategies have limited operating history.
- The reported level of the Index and most of the underlying strategies will include the deduction of an adjustment factor
- The Index may not be successful, may not outperform any alternative strategy or achieve its 5% target volatility.
- The portfolio of underlying strategies may not be a diversified portfolio.
- The Index involves monthly rebalancing and caps the sum of the weights of all underlying strategies, at rebalance, to 200%. It is possible, although unlikely, for the weight of a single underlying strategy to be close to 200%.
- There are risks associated with momentum, carry, mean reversion or short volatility investment strategies.
- The Index comprises only notional assets and liabilities. Some underlying strategies include notional short positions.
- Correlation of performances among the underlying strategies may reduce the performance of the Index.
- The Index is an excess return index and reflects the performance of unfunded or uncollateralized investments in the assets underlying the Index.
- Commodity futures contracts underlying some of the strategies are subject to uncertain legal and regulatory regimes.
- Our affiliate, J.P. Morgan Securities plc ("JPMS plc"), is the Sponsor and Calculation Agent for the Index and underlying strategies. JPMS plc may adjust the Index or any underlying strategy in a way that affects its level.
- The Index is subject to risks associated with currency exchange, interest rates, non-US securities markets and the use of leverage and futures contracts.

(3) General Disclaimers

JPMorgan Chase & Co. ("J.P. Morgan") has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the "SEC") for any offerings to which these materials relate. Before you invest in any offering of securities by J.P. Morgan, you should read the prospectus in that registration statement, the prospectus supplement, as well as the particular product supplement, the relevant term

- JPMorgan JPMCCI LIFFE Robusta Coffee Price Index | Index Family : J.P. Morgan Commodity Curve Index

Return to List Page | Indices Home

Asset Class	Commodity	**Region**	Multi Region	**Strategy Style**	Traditional Beta	**Strategy Type**	Access Beta	**Currency**	USD
Risk Method	None	**Bloomberg ID**	JMCXCFPI	**Reuters ID**		**Core Index**	No		

Description: JPMorgan Commodity Curve Index (JPMCCI) LIFFE Robusta Coffee Price Index

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods

Time Period 1 Year Start Date dd-mmm-yyyy End Date dd-mmm-yyyy OK

Compare with ◉ None ○ Reference Indices ○ Custom

Index Performance

Index Name	Current Level	Price Date	Annualized Return	Return for Period	Number of Positive Months	Annualized Volatility	Sharpe Ratio	Max Drawdown	Time to Recovery
JPMorgan JPMCCI LIFFE Robusta Coffee Price Index	1,792.73	31-Jan-2014	-12.72%	-12.68%	5	20.44%	-0.62	-34.47%	--

Index Levels**


110
100
90
80
70
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13

Volatility(%)

○ 1 M ○ 3 M ○ 6 M ◉ 1 Yr

Drawdown


20.6%
20.2%
19.8%
19.4%
19%
18.6%
18.2%
17.8%
17.4%
17%
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13

1) Calculation descriptions

The first twelve columns reflect the performance of the index from the first trading day of the month displayed to the last trading day of that month.

+ Expand/Collapse Index Navigation

- JPMorgan JPMCCI LIFFE Robusta Coffee Total Return Index | Index Family : J.P. Morgan Commodity Curve Index

Return to List Page | Indices Home

Asset Class	Commodity	**Region**	Multi Region	**Strategy Style**	Traditional Beta	**Strategy Type**	Access Beta	**Currency**	USD
Risk Method	None	**Bloomberg ID**	JMCXCFTR	**Reuters ID**		**Core Index**	No		

Description: JPMorgan Commodity Curve Index (JPMCCI) LIFFE Robusta Coffee Total Return Index

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods — Export Complete Index History

Select Time Period: 1 Year | Start Date: dd-mmm-yyyy | End Date: dd-mmm-yyyy | OK

Selected Period: 01 February 2013 to 31 January 2014 — Export Current Statistics

Index Level Data

	Level	Date
Current	282.88	31-Jan-2014
High	345.68	12-Mar-2013
Low	224.08	14-Nov-2013
Start	263.48	31-Dec-2013
End	282.88	31-Jan-2014

Risk Measures

Volatility	20.61%
Sharpe Ratio	-0.60
Maximum Drawdown	-35.18%
Monthly Maximum Drawdown	-0.14%
Embedded Index Fee	---

Return Statistics

Annualized Return	-12.43%
Number of Positive Months	5
Number of Negative Months	7

Return

Daily Return	2.03%
Month to Date Return	---
Quarter To Date Return	11.77%
Year To Date Return	11.77%
3 Month Return	22.00%
6 Month Return	-1.43%
1 Year Return	-12.39%
3 Year Return	-25.06%
5 Year Return	-12.93%


Index Levels**
110
100
90
80
70
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13
Selected Start Date: 02-01-2013 Selected End Date: 01-31-2014

Monthly and Annual Return Statistics

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Year

2014	7.36	5.08	—	—	—	—	—	—	—	—	—	—	7.36
2013	—	4.09	-2.41	-3.35	-5.51	-8.48	6.08	-4.28	-7.51	-9.58	10.15	4.26	-13.17

(1) Calculation descriptions

The first twelve columns reflect the performance of the index from the first trading day of the month displayed to the last trading day of that month.

The final column reflects the performance of the index for the year displayed.

These returns may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the monthly and annual returns displayed in the future. Past performance is not indicative of future returns.

** - As of the date shown above, the index was calculated based on a level for such index set equal to 100 on the date specified at the "Selected Start Date". The index levels may reflect hypothetical, historical levels and not actual index levels. There is no guarantee that the Index will achieve the return displayed in the chart above in the future.

Index Level Data
Current: Current refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
High: High refers to the highest closing level of the index during the time period selected, with the date on which such highest closing level occurs indicated under the "Date" column next to the High level. The High Level may be a hypothetical, historical level and not an actual level of the Index. There is no guarantee that the Index will achieve the High Level in the future.
Low: Low refers to the lowest closing level of the index during the time period selected, with the date on which such lowest closing level occurs indicated under the "Date" column next to the Low level. The Low Level may be a hypothetical, historical level and not an actual level of the Index. The level of the Index could, in the future, decline below the Low Level displayed on this website.
Start: Start refers to the closing level of the index on the first trading day of the time period indicated.
End: End refers to the closing level of the index on the last trading day of the time period indicated.

Risk Measures
Volatility: Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Maximum Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Monthly Maximum Drawdown: Monthly Maximum Drawdown is the highest Maximum Drawdown calculated for each [rolling] monthly period during the specified time period. The Monthly Maximum Drawdown may be based on hypothetical, historical Index levels and not the actual Index levels. The Monthly Maximum Drawdown could, in the future, be larger than the Monthly Maximum Drawdown displayed on this website.
Embedded Index Fee: The levels of the Index are reduced by a daily adjustment factor of 0.80% per annum which may have a considerable impact on the level of the Index.

Return Statistics
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Average Monthly Return: Average Monthly Return is the arithmetic average of the Monthly Returns for each [full calendar month][full monthly anniversary period] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Average Monthly Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Average Monthly Return in the future. Past performance is not indicative of future returns.
Average Monthly Return (Positive Months): Average Monthly Return (Positive Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are greater than or equal to zero. The Average Monthly Return (Positive Months) may be based on hypothetical, historical levels and not an actual level of the Index. There is no guarantee that the Average Monthly Return (Positive Months) for a financial instrument linked to the performance of the Index will achieve the Average Monthly Return (Positive Months) displayed on this website.
Average Monthly Return (Negative Months): Average Monthly Return (Negative Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are less than zero. The Average Monthly Return (Negative Months) may be based on hypothetical, historical levels and not actual levels of the Index. The Average Monthly Return (Negative Months) could, in the future, decline below the Average Monthly Return (Negative Months) displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Number of Negative Months: The Number of Negative Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that less than zero. The Number of Negative Months may be based on hypothetical, historical levels and not actual levels of the Index. The Number of Negative Months during the term of a financial instrument linked to the performance of the Index may be greater than the Number of Negative Months displayed on this website.

Return
Daily Return: The Daily Return is the return of the index from the trading day that is 2 [trading][business] days immediately preceding the current day to the [trading][business] day immediately preceding the current day. The Daily Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Daily Return in the future. Past performance is not indicative of future returns.
Month to Date Return: The Month to Date Return is the return of the index from the [first [trading][business]] day of the current calendar month to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Month to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the

index will achieve the Month to Date Return in the future. Past performance is not indicative of future returns.
Quarter to Date Return: The Quarter to Date Return is the return of the index from the first [trading][business] day of the current calendar quarter to the trading day immediately preceding the date[Note: may need to change this to start from the end of the previous calendar quarter]. The Quarter to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Quarter to Date Return in the future. Past performance is not indicative of future returns.
Year to Date Return: The Year to Date Return is the return of the index from the first [trading][business] day of the current calendar year to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Year to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Year to Date Return in the future. Past performance is not indicative of future returns.
3M Return: The 3 Month Return is the trailing return of the index over the past 3 month period ending in the last trading day immediately preceding the date. The 3 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 3 Month Return in the future. Past performance is not indicative of future returns.
6M Return: The 6 Month Return is the trailing return of the index over the past 6 month period ending in the last trading day immediately preceding the date. The 6 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 6 Month Return in the future. Past performance is not indicative of future returns.
1Y Return: The 1 Year Return is the trailing return of the index over the past 1 Year period ending in the last trading day immediately preceding the date. The 1 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 1 Year Return in the future. Past performance is not indicative of future returns.
2Y Return: The 2 Year Return is the trailing return of index over the past 2 Year period ending in the last trading day immediately preceding the date, and is not annualized. The 2 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 2 Year Return in the future. Past performance is not indicative of future returns.
5Y Return: The 5 Year Return is the trailing return of index over the past 5 year period ending in the last trading day immediately preceding the date, and is not annualized. The 5 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 5 Year Return in the future. Past performance is not indicative of future returns.

Analysis & Comparison
Current Level: The Current Level refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
Price Date: The Price Date is the trading day immediately preceding the current day.
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Return for Period: The Return for Period is the trailing return of the over the time period specified. The Return for Period may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Return for Period in the future.
Best Month Return: The Best Month Return is the highest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Best Month Return may be based on a hypothetical, historical performance and not actual performance of the Index. There is no guarantee that the Index will achieve the Best Month Return in the future.
Worst Month Return: The Worst Month Return is the lowest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period over a given period of time. The Worst Month Return may be based on hypothetical, historical performance and not actual performance of the Index. The performance of the Index could, in the future, generate a return that is lower than the Worst Month Return displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Annualized Volatility: The Annualized Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Max Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Time to Recovery: The Time to Recovery is the [longest sub period during the specified time period from any day on which the index begins to decline to the first day on which the level of the index returns to the level it had at the beginning of the decline.] [This field will be left blank if the level of the index as of the current day is lower than the highest level reached by the index over the specified time period.] The Time to Recovery may be based on hypothetical, historical performance and not actual performance of the Index. The Time to Recovery could, in the future, be significantly longer than the Time to Recovery displayed on this website.

Volatility %: Reflects the volatility of the index for the time period selected. The actual one month, three month, six month and one year volatility may be much different than the volatility displayed for any such period in the chart above
Drawdown: Reflects the percentage change in each index during the specified timeframe. Each index has the drawdown set at zero percent at the beginning of the time period set forth in the chart above. The drawdown may be based on hypothetical, historical index levels and not the actual index levels. The applicable drawdown could, in the future, be larger than the drawndown displayed on this website and, accordingly, could be larger than the drawdown for any other index or investment strategy displayed on this chart

2) Short Summary of the Risks

- The Index and underlying strategies have limited operating history.
- The reported level of the Index and most of the underlying strategies will include the deduction of an adjustment factor.
- The Index may not be successful, may not outperform any alternative strategy or achieve its 5% target volatility.
- The portfolio of underlying strategies may not be a diversified portfolio.
- The Index involves monthly rebalancing and caps the sum of the weights of all underlying strategies, at rebalance, to 200%. It is possible, although unlikely, for the weight of a single underlying strategy to be close to 200%.
- There are risks associated with momentum, carry, mean reversion or short volatility investment strategies.
- The Index comprises only notional assets and liabilities. Some underlying strategies include notional short positions.
- Correlation of performances among the underlying strategies may reduce the performance of the Index.
- The Index is an excess return index and reflects the performance of unfunded or uncollateralized investments in the assets underlying the Index.
- Commodity futures contracts underlying some of the strategies are subject to uncertain legal and regulatory regimes.

- JPMorgan JPMCCI LIFFE Robusta Coffee Total Return Index | Index Family : J.P. Morgan Commodity Curve Index

Return to List Page | Indices Home

Asset Class	Commodity	**Region**	Multi Region	**Strategy Style**	Traditional Beta	**Strategy Type**	Access Beta	**Currency**	USD
Risk Method	None	**Bloomberg ID**	JMCXCFTR	**Reuters ID**		**Core Index**	No		

Description: JPMorgan Commodity Curve Index (JPMCCI) LIFFE Robusta Coffee Total Return Index

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods

Time Period 1 Year Start Date dd-mmm-yyyy End Date dd-mmm-yyyy OK

Compare with

None Reference Indices Custom

Index Performance

Index Name	Current Level	Price Date	Annualized Return	Return for Period	Number of Positive Months	Annualized Volatility	Sharpe Ratio	Max Drawdown	Time to Recovery
JPMorgan JPMCCI LIFFE Robusta Coffee Total Return Index	282.88	31-Jan-2014	-12.43%	-12.39%	5	20.61%	-0.80	-35.18%	--

Index Levels**


110
100
90
80
70
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13

Volatility(%)

1 M 3 M 6 M 1 Yr

Drawdown


20.8%
20.4%
20%
19.6%
19.2%
18.8%
18.4%
18%
17.6%
17.2%
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13

- JPMorgan JPMCCI LIFFE White Sugar Excess Return Index | Index Family : J.P. Morgan Commodity Curve Index

Return to List Page | Indices Home

Asset Class	Commodity	**Region**	Multi Region	**Strategy Style**	Traditional Beta	**Strategy Type**	Access Beta	**Currency**	USD
Risk Method	None	**Bloomberg ID**	JMCXQWER	**Reuters ID**		**Core Index**	No		

Description: JPMorgan Commodity Curve Index (JPMCCI) LIFFE White Sugar Excess Return Index

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods — Export Complete Index History

Select Time Period: 1 Year | Start Date: dd-mmm-yyyy | End Date: dd-mmm-yyyy | OK

Selected Period: 01 February 2013 to 31 January 2014 — Export Current Statistics

Index Level Data

	Level	Date
Current	640.68	31-Jan-2014
High	775.21	18-Oct-2013
Low	615.15	29-Jan-2014
Start	677.75	31-Dec-2013
End	640.68	31-Jan-2014

Risk Measures

Volatility	12.97%
Sharpe Ratio	-1.08
Maximum Drawdown	-20.65%
Monthly Maximum Drawdown	-0.08%
Embedded Index Fee	---

Return Statistics

Annualized Return	-13.77%
Number of Positive Months	5
Number of Negative Months	7

Return

Daily Return	2.89%
Month to Date Return	---
Quarter To Date Return	-4.66%
Year To Date Return	-4.66%
3 Month Return	-12.41%
6 Month Return	-11.16%
1 Year Return	-13.74%
3 Year Return	-24.39%
5 Year Return	98.83%


Index Levels**
106
104
102
100
98
96
94
92
90
88
86
84
82
80
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13
Selected Start Date: 02-01-2013 Selected End Date: 01-31-2014

Monthly and Annual Return Statistics

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Year

2014	-5.47	2.81	—	—	—	—	—	—	—	—	—	—	-5.47
2013	—	0.81	-2.96	2.11	-6.60	3.40	0.44	-1.70	3.48	0.02	-4.94	-2.98	-11.73

(1) Calculation descriptions

The first twelve columns reflect the performance of the index from the first trading day of the month displayed to the last trading day of that month.

The final column reflects the performance of the index for the year displayed.

These returns may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the monthly and annual returns displayed in the future. Past performance is not indicative of future returns.

** - As of the date shown above, the index was calculated based on a level for such index set equal to 100 on the date specified at the "Selected Start Date". The Index levels may reflect hypothetical, historical levels and not actual index levels. There is no guarantee that the Index will achieve the return displayed in the chart above in the future.

Index Level Data

Current: Current refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.

High: High refers to the highest closing level of the index during the time period selected, with the date on which such highest closing level occurs indicated under the "Date" column next to the High level. The High Level may be a hypothetical, historical level and not an actual level of the Index. There is no guarantee that the Index will achieve the High Level in the future.

Low: Low refers to the lowest closing level of the index during the time period selected, with the date on which such lowest closing level occurs indicated under the "Date" column next to the Low level. The Low Level may be a hypothetical, historical level and not an actual level of the Index. The level of the Index could, in the future, decline below the Low Level displayed on this website.

Start: Start refers to the closing level of the index on the first trading day of the time period indicated.

End: End refers to the closing level of the index on the last trading day of the time period indicated.

Risk Measures

Volatility: Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.

Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.

Maximum Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.

Monthly Maximum Drawdown: Monthly Maximum Drawdown is the highest Maximum Drawdown calculated for each [rolling] monthly period during the specified time period. The Monthly Maximum Drawdown may be based on hypothetical, historical Index levels and not the actual Index levels. The Monthly Maximum Drawdown could, in the future, be larger than the Monthly Maximum Drawdown displayed on this website.

Embedded Index Fee: The levels of the Index are reduced by a daily adjustment factor of 0.80% per annum which may have a considerable impact on the level of the Index.

Return Statistics

Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.

Average Monthly Return: Average Monthly Return is the arithmetic average of the Monthly Returns for each [full calendar month][full monthly anniversary period] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Average Monthly Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Average Monthly Return in the future. Past performance is not indicative of future returns.

Average Monthly Return (Positive Months): Average Monthly Return (Positive Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are greater than or equal to zero. The Average Monthly Return (Positive Months) may be based on hypothetical, historical levels and not an actual level of the Index. There is no guarantee that the Average Monthly Return (Positive Months) for a financial instrument linked to the performance of the Index will achieve the Average Monthly Return (Positive Months) displayed on this website.

Average Monthly Return (Negative Months): Average Monthly Return (Negative Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are less than zero. The Average Monthly Return (Negative Months) may be based on hypothetical, historical levels and not actual levels of the Index. The Average Monthly Return (Negative Months) could, in the future, decline below the Average Monthly Return (Negative Months) displayed on this website.

Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.

Number of Negative Months: The Number of Negative Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that less than zero. The Number of Negative Months may be based on hypothetical, historical levels and not actual levels of the Index. The Number of Negative Months during the term of a financial instrument linked to the performance of the Index may be greater than the Number of Negative Months displayed on this website.

Return

Daily Return: The Daily Return is the return of the index from the trading day that is 2 [trading][business] days immediately preceding the current day to the [trading][business] day immediately preceding the current day. The Daily Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Daily Return in the future. Past performance is not indicative of future returns.

Month to Date Return: The Month to Date Return is the return of the index from the [first [trading][business]] day of the current calendar month to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Month to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the

Index will achieve the Month to Date Return in the future. Past performance is not indicative of future returns.
Quarter to Date Return: The Quarter to Date Return is the return of the index from the first [trading][business] day of the current calendar quarter to the trading day immediately preceding the date[Note: may need to change this to start from the end of the previous calendar quarter]. The Quarter to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Quarter to Date Return in the future. Past performance is not indicative of future returns.
Year to Date Return: The Year to Date Return is the return of the index from the first [trading][business] day of the current calendar year to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Year to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Year to Date Return in the future. Past performance is not indicative of future returns.
3M Return: The 3 Month Return is the trailing return of the index over the past 3 month period ending in the last trading day immediately preceding the date. The 3 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 3 Month Return in the future. Past performance is not indicative of future returns.
6M Return: The 6 Month Return is the trailing return of the index over the past 6 month period ending in the last trading day immediately preceding the date. The 6 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 6 Month Return in the future. Past performance is not indicative of future returns.
1Y Return: The 1 Year Return is the trailing return of the index over the past 1 Year period ending in the last trading day immediately preceding the date. The 1 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 1 Year Return in the future. Past performance is not indicative of future returns.
2Y Return: The 2 Year Return is the trailing return of index over the past 2 Year period ending in the last trading day immediately preceding the date, and is not annualized. The 2 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 2 Year Return in the future. Past performance is not indicative of future returns.
5Y Return: The 5 Year Return is the trailing return of index over the past 5 year period ending in the last trading day immediately preceding the date, and is not annualized. The 5 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 5 Year Return in the future. Past performance is not indicative of future returns.

Analysis & Comparison
Current Level: The Current Level refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
Price Date: The Price Date is the trading day immediately preceding the current day.
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Return for Period: The Return for Period is the trailing return of the over the time period specified. The Return for Period may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Return for Period in the future.
Best Month Return: The Best Month Return is the highest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Best Month Return may be based on a hypothetical, historical performance and not actual performance of the Index. There is no guarantee that the Index will achieve the Best Month Return in the future.
Worst Month Return: The Worst Month Return is the lowest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period over a given period of time. The Worst Month Return may be based on hypothetical, historical performance and not actual performance of the Index. The performance of the Index could, in the future, generate a return that is lower than the Worst Month Return displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Annualized Volatility: The Annualized Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Max Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical index levels and not actual index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Time to Recovery: The Time to Recovery is the [longest sub period during the specified time period from any day on which the index begins to decline to the first day on which the level of the index returns to the level it had at the beginning of the decline.] [This field will be left blank if the level of the index as of the current day is lower than the highest level reached by the index over the specified time period.] The Time to Recovery may be based on hypothetical, historical performance and not actual performance of the Index. The Time to Recovery could, in the future, be significantly longer than the Time to Recovery displayed on this website.

Volatility %: Reflects the volatility of the Index for the time period selected. The actual one month, three month, six month and one year volatility may be much different than the volatility displayed for any such period in the chart above
Drawdown: Reflects the percentage change in each index during the specified timeframe. Each index has the drawdown set at zero percent at the beginning of the time period set forth in the chart above. The drawdown may be based on hypothetical, historical index levels and not the actual index levels. The applicable drawdown could, in the future, be larger than the drawndown displayed on this website and, accordingly, could be larger than the drawdown for any other index or investment strategy displayed on this chart

(2) Short Summary of the Risks

- The Index and underlying strategies have limited operating history.
- The reported level of the Index and most of the underlying strategies will include the deduction of an adjustment factor.
- The Index may not be successful, may not outperform any alternative strategy or achieve its 5% target volatility.
- The portfolio of underlying strategies may not be a diversified portfolio.
- The Index involves monthly rebalancing and caps the sum of the weights of all underlying strategies, at rebalance, to 200%. It is possible, although unlikely, for the weight of a single underlying strategy to be close to 200%.
- There are risks associated with momentum, carry, mean reversion or short volatility investment strategies.
- The Index comprises only notional assets and liabilities. Some underlying strategies include notional short positions.
- Correlation of performances among the underlying strategies may reduce the performance of the Index.
- The Index is an excess return index and reflects the performance of unfunded or uncollateralized investments in the assets underlying the Index.
- Commodity futures contracts underlying some of the strategies are subject to uncertain legal and regulatory regimes.

- JPMorgan JPMCCI LIFFE White Sugar Excess Return Index | Index Family : J.P. Morgan Commodity Curve Index

Return to List Page | Indices Home

Asset Class	Commodity	**Region**	Multi Region	**Strategy Style**	Traditional Beta	**Strategy Type**	Access Beta	**Currency**	USD
Risk Method	None	**Bloomberg ID**	JMCXQWER	**Reuters ID**		**Core Index**	No		

Description: JPMorgan Commodity Curve Index (JPMCCI) LIFFE White Sugar Excess Return Index

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods

Time Period 1 Year Start Date dd-mmm-yyyy End Date dd-mmm-yyyy OK

Compare with: None Reference Indices Custom

Index Performance

Index Name	Current Level	Price Date	Annualized Return	Return for Period	Number of Positive Months	Annualized Volatility	Sharpe Ratio	Max Drawdown	Time to Recovery
JPMorgan JPMCCI LIFFE White Sugar Excess Return Index	640.68	31-Jan-2014	-13.77%	-13.74%	5	12.97%	-1.06	-20.65%	--

Index Levels**


104
100
96
92
88
84
80
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13

Volatility(%)

1 M 3 M 6 M 1 Yr

Drawdown


19%
18%
17%
16%
15%
14%
13%
12%
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13

- JPMorgan JPMCCI LIFFE White Sugar Price Index | Index Family : J.P. Morgan Commodity Curve Index

Return to List Page | Indices Home

Asset Class	Commodity	**Region**	Multi Region	**Strategy Style**	Traditional Beta	**Strategy Type**	Access Beta	**Currency**	USD
Risk Method	None	**Bloomberg ID**	JMCXQWR	**Reuters ID**		**Core Index**	No		

Description: JPMorgan Commodity Curve Index (JPMCCI) LIFFE White Sugar Price Index

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods Export Complete Index History

Select Time Period: 1 Year | Start Date: dd-mmm-yyyy | End Date: dd-mmm-yyyy | OK

Selected Period: 01 February 2013 to 31 January 2014

Export Current Statistics

Index Level Data

	Level	Date
Current	435.83	31-Jan-2014
High	529.78	15-Mar-2013
Low	416.45	29-Jan-2014
Start	453.88	31-Dec-2013
End	435.83	31-Jan-2014

Risk Measures

Volatility	12.86%
Sharpe Ratio	-1.19
Maximum Drawdown	-21.01%
Monthly Maximum Drawdown	-0.07%
Embedded Index Fee	---

Return Statistics

Annualized Return	-15.27%
Number of Positive Months	4
Number of Negative Months	8

Return

Daily Return	2.89%
Month to Date Return	---
Quarter To Date Return	-3.28%
Year To Date Return	-3.28%
3 Month Return	-10.25%
6 Month Return	-9.92%
1 Year Return	-15.24%
3 Year Return	-42.82%
5 Year Return	16.46%


Index Levels**
106
104
102
100
98
96
94
92
90
88
86
84
82
80
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13
Selected Start Date: 02-01-2013 Selected End Date: 01-31-2014

Monthly and Annual Return Statistics

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Year

2014	-3.98	2.81	—	—	—	—	—	—	—	—	—	—	-3.98
2013	—	0.71	-3.12	0.89	-5.63	3.32	-1.24	-3.12	3.05	0.00	-4.16	-2.80	-13.78

(1) Calculation descriptions

The first twelve columns reflect the performance of the index from the first trading day of the month displayed to the last trading day of that month.

The final column reflects the performance of the index for the year displayed.

These returns may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the monthly and annual returns displayed in the future. Past performance is not indicative of future returns.

** - As of the date shown above, the index was calculated based on a level for such index set equal to 100 on the date specified at the "Selected Start Date". The index levels may reflect hypothetical, historical levels and not actual index levels. There is no guarantee that the Index will achieve the return displayed in the chart above in the future.

Index Level Data
Current: Current refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
High: High refers to the highest closing level of the index during the time period selected, with the date on which such highest closing level occurs indicated under the "Date" column next to the High level. The High Level may be a hypothetical, historical level and not an actual level of the index. There is no guarantee that the Index will achieve the High Level in the future.
Low: Low refers to the lowest closing level of the index during the time period selected, with the date on which such lowest closing level occurs indicated under the "Date" column next to the Low level. The Low Level may be a hypothetical, historical level and not an actual level of the index. The level of the Index could, in the future, decline below the Low Level displayed on this website.
Start: Start refers to the closing level of the index on the first trading day of the time period indicated.
End: End refers to the closing level of the index on the last trading day of the time period indicated.

Risk Measures
Volatility: Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Maximum Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Monthly Maximum Drawdown: Monthly Maximum Drawdown is the highest Maximum Drawdown calculated for each [rolling] monthly period during the specified time period. The Monthly Maximum Drawdown may be based on hypothetical, historical Index levels and not the actual Index levels. The Monthly Maximum Drawdown could, in the future, be larger than the Monthly Maximum Drawdown displayed on this website.
Embedded Index Fee: The levels of the Index are reduced by a daily adjustment factor of 0.80% per annum which may have a considerable impact on the level of the Index.

Return Statistics
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Average Monthly Return: Average Monthly Return is the arithmetic average of the Monthly Returns for each [full calendar month][full monthly anniversary period] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Average Monthly Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Average Monthly Return in the future. Past performance is not indicative of future returns.
Average Monthly Return (Positive Months): Average Monthly Return (Positive Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are greater than or equal to zero. The Average Monthly Return (Positive Months) may be based on hypothetical, historical levels and not an actual level of the Index. There is no guarantee that the Average Monthly Return (Positive Months) for a financial instrument linked to the performance of the Index will achieve the Average Monthly Return (Positive Months) displayed on this website.
Average Monthly Return (Negative Months): Average Monthly Return (Negative Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are less than zero. The Average Monthly Return (Negative Months) may be based on hypothetical, historical levels and not actual levels of the Index. The Average Monthly Return (Negative Months) could, in the future, decline below the Average Monthly Return (Negative Months) displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Number of Negative Months: The Number of Negative Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that less than zero. The Number of Negative Months may be based on hypothetical, historical levels and not actual levels of the Index. The Number of Negative Months during the term of a financial instrument linked to the performance of the Index may be greater than the Number of Negative Months displayed on this website.

Return
Daily Return: The Daily Return is the return of the index from the trading day that is 2 [trading][business] days immediately preceding the current day to the [trading][business] day immediately preceding the current day. The Daily Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Daily Return in the future. Past performance is not indicative of future returns.
Month to Date Return: The Month to Date Return is the return of the index from the [first [trading][business]] day of the current calendar month to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Month to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the

Index will achieve the Month to Date Return in the future. Past performance is not indicative of future returns.
Quarter to Date Return: The Quarter to Date Return is the return of the index from the first [trading][business] day of the current calendar quarter to the trading day immediately preceding the date[Note: may need to change this to start from the end of the previous calendar quarter]. The Quarter to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Quarter to Date Return in the future. Past performance is not indicative of future returns.
Year to Date Return: The Year to Date Return is the return of the index from the first [trading][business] day of the current calendar year to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Year to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Year to Date Return in the future. Past performance is not indicative of future returns.
3M Return: The 3 Month Return is the trailing return of the index over the past 3 month period ending in the last trading day immediately preceding the date. The 3 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 3 Month Return in the future. Past performance is not indicative of future returns.
6M Return: The 6 Month Return is the trailing return of the index over the past 6 month period ending in the last trading day immediately preceding the date. The 6 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 6 Month Return in the future. Past performance is not indicative of future returns.
1Y Return: The 1 Year Return is the trailing return of the index over the past 1 Year period ending in the last trading day immediately preceding the date. The 1 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 1 Year Return in the future. Past performance is not indicative of future returns.
2Y Return: The 2 Year Return is the trailing return of index over the past 2 Year period ending in the last trading day immediately preceding the date, and is not annualized. The 2 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 2 Year Return in the future. Past performance is not indicative of future returns.
5Y Return: The 5 Year Return is the trailing return of index over the past 5 year period ending in the last trading day immediately preceding the date, and is not annualized. The 5 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 5 Year Return in the future. Past performance is not indicative of future returns.

Analysis & Comparison
Current Level: The Current Level refers to the closing level of the Index as of the trading day immediately preceding the date you have accessed this website.
Price Date: The Price Date is the trading day immediately preceding the current day.
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Return for Period: The Return for Period is the trailing return of the over the time period specified. The Return for Period may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Return for Period in the future.
Best Month Return: The Best Month Return is the highest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Best Month Return may be based on a hypothetical, historical performance and not actual performance of the Index. There is no guarantee that the Index will achieve the Best Month Return in the future.
Worst Month Return: The Worst Month Return is the lowest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period over a given period of time. The Worst Month Return may be based on hypothetical, historical performance and not actual performance of the Index. The performance of the Index could, in the future, generate a return that is lower than the Worst Month Return displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Annualized Volatility: The Annualized Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Max Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Time to Recovery: The Time to Recovery is the [longest sub period during the specified time period from any day on which the index begins to decline to the first day on which the level of the index returns to the level it had at the beginning of the decline.] [This field will be left blank if the level of the index as of the current day is lower than the highest level reached by the index over the specified time period.] The Time to Recovery may be based on hypothetical, historical performance and not actual performance of the Index. The Time to Recovery could, in the future, be significantly longer than the Time to Recovery displayed on this website.

Volatility %: Reflects the volatility of the Index for the time period selected. The actual one month, three month, six month and one year volatility may be much different than the volatility displayed for any such period in the chart above
Drawdown: Reflects the percentage change in each index during the specified timeframe. Each index has the drawdown set at zero percent at the beginning of the time period set forth in the chart above. The drawdown may be based on hypothetical, historical index levels and not the actual index levels. The applicable drawdown could, in the future, be larger than the drawdown displayed on this website and, accordingly, could be larger than the drawdown for any other index or investment strategy displayed on this chart

(2) Short Summary of the Risks

- The Index and underlying strategies have limited operating history.
- The reported level of the Index and most of the underlying strategies will include the deduction of an adjustment factor.
- The Index may not be successful, may not outperform any alternative strategy or achieve its 5% target volatility.
- The portfolio of underlying strategies may not be a diversified portfolio.
- The Index involves monthly rebalancing and caps the sum of the weights of all underlying strategies, at rebalance, to 200%. It is possible, although unlikely, for the weight of a single underlying strategy to be close to 200%.
- There are risks associated with momentum, carry, mean reversion or short volatility investment strategies.
- The Index comprises only notional assets and liabilities. Some underlying strategies include notional short positions.
- Correlation of performances among the underlying strategies may reduce the performance of the Index.
- The Index is an excess return index and reflects the performance of unfunded or uncollateralized investments in the assets underlying the Index.
- Commodity futures contracts underlying some of the strategies are subject to uncertain legal and regulatory regimes.

- JPMorgan JPMCCI LIFFE White Sugar Price Index | Index Family : J.P. Morgan Commodity Curve Index

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Asset Class	Commodity	**Region**	Multi Region	**Strategy Style**	Traditional Beta	**Strategy Type**	Access Beta	**Currency**	USD
Risk Method	None	**Bloomberg ID**	JMCXQWPI	**Reuters ID**		**Core Index**	No		

Description: JPMorgan Commodity Curve Index (JPMCCI) LIFFE White Sugar Price Index

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods

Time Period: 1 Year | Start Date: dd-mmm-yyyy | End Date: dd-mmm-yyyy | OK

Compare with: (•) None ( ) Reference Indices ( ) Custom

Index Performance

Index Name	Current Level	Price Date	Annualized Return	Return for Period	Number of Positive Months	Annualized Volatility	Sharpe Ratio	Max Drawdown	Time to Recovery
JPMorgan JPMCCI LIFFE White Sugar Price Index	436.83	31-Jan-2014	-16.27%	-16.24%	4	12.86%	-1.19	-21.01%	--

Index Levels**


104
100
96
92
88
84
80
Feb 13 Apr 13 Jun 13 Aug 13 Oct 13 Dec 13

Volatility(%)

( ) 1 M ( ) 3 M ( ) 6 M (•) 1 Yr

Drawdown


19%
18%
17%
16%
15%
14%
13%
12%
Feb 13 Apr 13 Jun 13 Aug 13 Oct 13 Dec 13

(1) Calculation descriptions

- JPMorgan JPMCCI LIFFE White Sugar Total Return Index | Index Family : J.P. Morgan Commodity Curve Index

Return to List Page | Indices Home

Asset Class	Commodity	**Region**	Multi Region	**Strategy Style**	Traditional Beta	**Strategy Type**	Access Beta	**Currency**	USD
Risk Method	None	**Bloomberg ID**	JMCXOWTR	**Reuters ID**		**Core Index**	No		

Description: JPMorgan Commodity Curve Index (JPMCCI) LIFFE White Sugar Total Return Index

SUMMARY ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods Export Complete Index History

Select Time Period 1 Year Start Date dd-mmm-yyyy End Date dd-mmm-yyyy OK

Selected Period: 01 February 2013 to 31 January 2014

Export Current Statistics

Index Level Data

	Level	Date
Current	1398.82	31-Jan-2014
High	1692.24	18-Oct-2013
Low	1343.06	29-Jan-2014
Start	1479.68	31-Dec-2013
End	1398.82	31-Jan-2014

Risk Measures

Volatility	12.97%
Sharpe Ratio	-1.06
Maximum Drawdown	-20.63%
Monthly Maximum Drawdown	-0.08%
Embedded Index Fee	---

Return Statistics

Annualized Return	-13.72%
Number of Positive Months	5
Number of Negative Months	7

Return

Daily Return	2.89%
Month to Date Return	---
Quarter To Date Return	-4.65%
Year To Date Return	-4.65%
3 Month Return	-12.39%
6 Month Return	-11.14%
1 Year Return	-13.69%
3 Year Return	-24.24%
5 Year Return	99.82%


Index Levels**
106
104
102
100
98
96
94
92
90
88
86
84
82
80
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13
Selected Start Date: 02-01-2013 Selected End Date: 01-31-2014

Monthly and Annual Return Statistics

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Year
2014	-6.46	2.81	---	---	---	---	---	---	---	---	---	---	-6.46

2013	—	0.52	-2.94	2.12	-0.09	3.41	0.44	-1.70	3.48	0.02	-4.93	-2.97	-11.67

1) Calculation descriptions

The first twelve columns reflect the performance of the index from the first trading day of the month displayed to the last trading day of that month.

The final column reflects the performance of the index for the year displayed.

These returns may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the monthly and annual returns displayed in the future. Past performance is not indicative of future returns.

* - As of the date shown above, the index was calculated based on a level for such index set equal to 100 on the date specified at the "Selected Start Date". The Index levels may reflect hypothetical, historical levels and not actual index levels. There is no guarantee that the Index will achieve the return displayed in the chart above in the future.

ndex Level Data
Current: Current refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
High: High refers to the highest closing level of the index during the time period selected, with the date on which such highest closing level occurs indicated under the "Date" column next to the High level. The High Level may be a hypothetical, historical level and not an actual level of the index. There is no guarantee that the Index will achieve the High Level in the future.
Low: Low refers to the lowest closing level of the index during the time period selected, with the date on which such lowest closing level occurs indicated under the "Date" column next to the Low level. The Low Level may be a hypothetical, historical level and not an actual level of the Index. The level of the Index could, in the future, decline below the Low Level displayed on this website.
Start: Start refers to the closing level of the index on the first trading day of the time period indicated.
End: End refers to the closing level of the index on the last trading day of the time period indicated.

Risk Measures
Volatility: Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Maximum Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Monthly Maximum Drawdown: Monthly Maximum Drawdown is the highest Maximum Drawdown calculated for each [rolling] monthly period during the specified time period. The Monthly Maximum Drawdown may be based on hypothetical, historical Index levels and not the actual Index levels. The Monthly Maximum Drawdown could, in the future, be larger than the Monthly Maximum Drawdown displayed on this website.
Embedded Index Fee: The levels of the Index are reduced by a daily adjustment factor of 0.80% per annum which may have a considerable impact on the level of the Index.

Return Statistics
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Average Monthly Return: Average Monthly Return is the arithmetic average of the Monthly Returns for each [full calendar month][full monthly anniversary period] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Average Monthly Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Average Monthly Return in the future. Past performance is not indicative of future returns.
Average Monthly Return (Positive Months): Average Monthly Return (Positive Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are greater than or equal to zero. The Average Monthly Return (Positive Months) may be based on hypothetical, historical levels and not an actual level of the Index. There is no guarantee that the Average Monthly Return (Positive Months) for a financial instrument linked to the performance of the Index will achieve the Average Monthly Return (Positive Months) displayed on this website.
Average Monthly Return (Negative Months): Average Monthly Return (Negative Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are less than zero. The Average Monthly Return (Negative Months) may be based on hypothetical, historical levels and not actual levels of the Index. The Average Monthly Return (Negative Months) could, in the future, decline below the Average Monthly Return (Negative Months) displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Number of Negative Months: The Number of Negative Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that less than zero. The Number of Negative Months may be based on hypothetical, historical levels and not actual levels of the Index. The Number of Negative Months during the term of a financial instrument linked to the performance of the Index may be greater than the Number of Negative Months displayed on this website.

Return
Daily Return: The Daily Return is the return of the index from the trading day that is 2 [trading][business] days immediately preceding the current day to the [trading][business] day immediately preceding the current day. The Daily Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Daily Return in the future. Past performance is not indicative of future returns.
Month to Date Return: The Month to Date Return is the return of the index from the [first [trading][business]] day of the current calendar month to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Month to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the index will achieve the Month to Date Return in the future. Past performance is not indicative of future returns.
Quarter to Date Return: The Quarter to Date Return is the return of the index from the first [trading][business] day of the current calendar quarter to the trading day immediately preceding the date[Note: may need to change this to start from the end of the previous calendar quarter]. The Quarter to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Quarter to Date Return in the future. Past performance is not indicative of future returns.
Year to Date Return: The Year to Date Return is the return of the index from the first [trading][business] day of the current calendar year to the trading day immediately preceding the date [Note: may need to

change this to start from the end of the previous calendar month]. The Year to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Year to Date Return in the future. Past performance is not indicative of future returns.
3M Return: The 3 Month Return is the trailing return of the index over the past 3 month period ending in the last trading day immediately preceding the date. The 3 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 3 Month Return in the future. Past performance is not indicative of future returns.
6M Return: The 6 Month Return is the trailing return of the index over the past 6 month period ending in the last trading day immediately preceding the date. The 6 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 6 Month Return in the future. Past performance is not indicative of future returns.
1Y Return: The 1 Year Return is the trailing return of the index over the past 1 Year period ending in the last trading day immediately preceding the date. The 1 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 1 Year Return in the future. Past performance is not indicative of future returns.
2Y Return: The 2 Year Return is the trailing return of index over the past 2 Year period ending in the last trading day immediately preceding the date, and is not annualized. The 2 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 2 Year Return in the future. Past performance is not indicative of future returns.
5Y Return: The 5 Year Return is the trailing return of index over the past 5 year period ending in the last trading day immediately preceding the date, and is not annualized. The 5 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 5 Year Return in the future. Past performance is not indicative of future returns.

Analysis & Comparison
Current Level: The Current Level refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
Price Date: The Price Date is the trading day immediately preceding the current day.
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Return for Period: The Return for Period is the trailing return of the over the time period specified. The Return for Period may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Return for Period in the future.
Best Month Return: The Best Month Return is the highest Monthly Return of the index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Best Month Return may be based on a hypothetical, historical performance and not actual performance of the Index. There is no guarantee that the Index will achieve the Best Month Return in the future.
Worst Month Return: The Worst Month Return is the lowest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period over a given period of time. The Worst Month Return may be based on hypothetical, historical performance and not actual performance of the Index. The performance of the Index could, in the future, generate a return that is lower than the Worst Month Return displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Annualized Volatility: The Annualized Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Max Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical index levels and not actual index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Time to Recovery: The Time to Recovery is the [longest sub period during the specified time period from any day on which the index begins to decline to the first day on which the level of the index returns to the level it had at the beginning of the decline.] [This field will be left blank if the level of the index as of the current day is lower than the highest level reached by the index over the specified time period.] The Time to Recovery may be based on hypothetical, historical performance and not actual performance of the Index. The Time to Recovery could, in the future, be significantly longer than the Time to Recovery displayed on this website.

Volatility %: Reflects the volatility of the Index for the time period selected. The actual one month, three month, six month and one year volatility may be much different than the volatility displayed for any such period in the chart above
Drawdown: Reflects the percentage change in each index during the specified timeframe. Each index has the drawdown set at zero percent at the beginning of the time period set forth in the chart above. The drawdown may be based on hypothetical, historical index levels and not the actual index levels. The applicable drawdown could, in the future, be larger than the drawdown displayed on this website and, accordingly, could be larger than the drawdown for any other index or investment strategy displayed on this chart

(2) Short Summary of the Risks

- The Index and underlying strategies have limited operating history.
- The reported level of the Index and most of the underlying strategies will include the deduction of an adjustment factor.
- The Index may not be successful, may not outperform any alternative strategy or achieve its 5% target volatility.
- The portfolio of underlying strategies may not be a diversified portfolio.
- The Index involves monthly rebalancing and caps the sum of the weights of all underlying strategies, at rebalance, to 200%. It is possible, although unlikely, for the weight of a single underlying strategy to be close to 200%.
- There are risks associated with momentum, carry, mean reversion or short volatility investment strategies.
- The Index comprises only notional assets and liabilities. Some underlying strategies include notional short positions.
- Correlation of performances among the underlying strategies may reduce the performance of the Index.
- The Index is an excess return index and reflects the performance of unfunded or uncollateralized investments in the assets underlying the Index.
- Commodity futures contracts underlying some of the strategies are subject to uncertain legal and regulatory regimes.
- Our affiliate, J.P. Morgan Securities plc ("JPMS plc"), is the Sponsor and Calculation Agent for the Index and underlying strategies. JPMS plc may adjust the Index or any underlying strategy in a way that affects its level.
- The Index is subject to risks associated with currency exchange, interest rates, non-US securities markets and the use of leverage and futures contracts.

(3) General Disclaimers

JPMorgan Chase & Co. ("J.P. Morgan") has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the "SEC") for any offerings to which these materials relate. Before

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- JPMorgan JPMCCI LIFFE White Sugar Total Return Index | Index Family : J.P. Morgan Commodity Curve Index

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Asset Class	Commodity	**Region**	Multi Region	**Strategy Style**	Traditional Beta	**Strategy Type**	Access Beta	**Currency**	USD
Risk Method	None	**Bloomberg ID**	JMCXQWTR	**Reuters ID**		**Core Index**	No		

Description: JPMorgan Commodity Curve Index (JPMCCI) LIFFE White Sugar Total Return Index

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods

Time Period 1 Year | Start Date dd-mmm-yyyy | End Date dd-mmm-yyyy | OK

Compare with: None | Reference Indices | Custom

Index Performance

Index Name	Current Level	Price Date	Annualized Return	Return for Period	Number of Positive Months	Annualized Volatility	Sharpe Ratio	Max Drawdown	Time to Recovery
JPMorgan JPMCCI LIFFE White Sugar Total Return Index	1,398.82	31-Jan-2014	-13.72%	-13.69%	5	12.97%	-1.08	-20.63%	--

Index Levels**



104
100
96
92
88
84
80
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13

Volatility(%)

1 M | 3 M | 6 M | 1 Yr

Drawdown



19%
18%
17%
16%
15%
14%
13%
12%
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13

(1) Calculation descriptions

- JPMorgan JPMCCI LME Aluminum Excess Return Index | Index Family : J.P. Morgan Commodity Curve Index

Return to List Page | Indices Home

Asset Class	Commodity	**Region**	Multi Region	**Strategy Style**	Traditional Beta	**Strategy Type**	Access Beta	**Currency**	USD
Risk Method	None	**Bloomberg ID**	JMCXLAER	**Reuters ID**		**Core Index**	No		

Description: JPMorgan Commodity Curve Index (JPMCCI) LME Aluminum Excess Return Index

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods — Export Complete Index History

Select Time Period: 1 Year | Start Date: dd-mmm-yyyy | End Date: dd-mmm-yyyy | OK

Selected Period: 01 February 2013 to 31 January 2014

Export Current Statistics

Index Level Data

	Level	Date
Current	47.58	31-Jan-2014
High	63.78	15-Feb-2013
Low	47.58	31-Jan-2014
Start	50.49	31-Dec-2013
End	47.58	31-Jan-2014

Risk Measures

Volatility	16.37%
Sharpe Ratio	-1.48
Maximum Drawdown	-25.41%
Monthly Maximum Drawdown	-0.10%
Embedded Index Fee	---

Return Statistics

Annualized Return	-24.24%
Number of Positive Months	4
Number of Negative Months	8

Return

Daily Return	-1.33%
Month to Date Return	---
Quarter To Date Return	-5.91%
Year To Date Return	-5.91%
3 Month Return	-9.28%
6 Month Return	-9.29%
1 Year Return	-24.18%
3 Year Return	-41.23%
5 Year Return	-9.91%


Index Levels**
102
98
94
90
86
82
78
74
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13
Selected Start Date: 02-01-2013 Selected End Date: 01-31-2014

Monthly and Annual Return Statistics

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Year
2014	-5.77	-2.80	---	---	---	---	---	---	---	---	---	---	-5.77

2013	—	-4.78	-4.31	-2.16	1.30	-7.11	1.04	0.00	1.07	-0.18	-5.90	1.64	-18.36

(1) Calculation descriptions

The first twelve columns reflect the performance of the index from the first trading day of the month displayed to the last trading day of that month.

The final column reflects the performance of the index for the year displayed.

These returns may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the index will achieve the monthly and annual returns displayed in the future. Past performance is not indicative of future returns.

** - As of the date shown above, the index was calculated based on a level for such index set equal to 100 on the date specified at the "Selected Start Date". The index levels may reflect hypothetical, historical levels and not actual index levels. There is no guarantee that the index will achieve the return displayed in the chart above in the future.

Index Level Data
Current: Current refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
High: High refers to the highest closing level of the index during the time period selected, with the date on which such highest closing level occurs indicated under the "Date" column next to the High level. The High Level may be a hypothetical, historical level and not an actual level of the Index. There is no guarantee that the Index will achieve the High Level in the future.
Low: Low refers to the lowest closing level of the index during the time period selected, with the date on which such lowest closing level occurs indicated under the "Date" column next to the Low level. The Low Level may be a hypothetical, historical level and not an actual level of the Index. The level of the Index could, in the future, decline below the Low Level displayed on this website.
Start: Start refers to the closing level of the index on the first trading day of the time period indicated.
End: End refers to the closing level of the index on the last trading day of the time period indicated.

Risk Measures
Volatility: Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Maximum Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical index levels and not actual index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Monthly Maximum Drawdown: Monthly Maximum Drawdown is the highest Maximum Drawdown calculated for each [rolling] monthly period during the specified time period. The Monthly Maximum Drawdown may be based on hypothetical, historical index levels and not the actual index levels. The Monthly Maximum Drawdown could, in the future, be larger than the Monthly Maximum Drawdown displayed on this website.
Embedded Index Fee: The levels of the Index are reduced by a daily adjustment factor of 0.80% per annum which may have a considerable impact on the level of the Index.

Return Statistics
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Average Monthly Return: Average Monthly Return is the arithmetic average of the Monthly Returns for each [full calendar month][full monthly anniversary period] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Average Monthly Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the index will achieve the Average Monthly Return in the future. Past performance is not indicative of future returns.
Average Monthly Return (Positive Months): Average Monthly Return (Positive Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are greater than or equal to zero. The Average Monthly Return (Positive Months) may be based on hypothetical, historical levels and not an actual level of the Index. There is no guarantee that the Average Monthly Return (Positive Months) for a financial instrument linked to the performance of the Index will achieve the Average Monthly Return (Positive Months) displayed on this website.
Average Monthly Return (Negative Months): Average Monthly Return (Negative Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are less than zero. The Average Monthly Return (Negative Months) may be based on hypothetical, historical levels and not actual levels of the Index. The Average Monthly Return (Negative Months) could, in the future, decline below the Average Monthly Return (Negative Months) displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater then or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Number of Negative Months: The Number of Negative Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that less than zero. The Number of Negative Months may be based on hypothetical, historical levels and not actual levels of the Index. The Number of Negative Months during the term of a financial instrument linked to the performance of the Index may be greater than the Number of Negative Months displayed on this website.

Return
Daily Return: The Daily Return is the return of the index from the trading day that is 2 [trading][business] days immediately preceding the current day to the [trading][business] day immediately preceding the current day. The Daily Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Daily Return in the future. Past performance is not indicative of future returns.
Month to Date Return: The Month to Date Return is the return of the index from the [first [trading][business]] day of the current calendar month to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Month to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Month to Date Return in the future. Past performance is not indicative of future returns.
Quarter to Date Return: The Quarter to Date Return is the return of the index from the first [trading][business] day of the current calendar quarter to the trading day immediately preceding the date[Note: may need to change this to start from the end of the previous calendar quarter]. The Quarter to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Quarter to Date Return in the future. Past performance is not indicative of future returns.
Year to Date Return: The Year to Date Return is the return of the index from the first [trading][business] day of the current calendar year to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Year to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index

will achieve the Year to Date Return in the future. Past performance is not indicative of future returns.
3M Return: The 3 Month Return is the trailing return of the index over the past 3 month period ending in the last trading day immediately preceding the date. The 3 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 3 Month Return in the future. Past performance is not indicative of future returns.
6M Return: The 6 Month Return is the trailing return of the index over the past 6 month period ending in the last trading day immediately preceding the date. The 6 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 6 Month Return in the future. Past performance is not indicative of future returns.
1Y Return: The 1 Year Return is the trailing return of the index over the past 1 Year period ending in the last trading day immediately preceding the date. The 1 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 1 Year Return in the future. Past performance is not indicative of future returns.
2Y Return: The 2 Year Return is the trailing return of index over the past 2 Year period ending in the last trading day immediately preceding the date, and is not annualized. The 2 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 2 Year Return in the future. Past performance is not indicative of future returns.
5Y Return: The 5 Year Return is the trailing return of index over the past 5 year period ending in the last trading day immediately preceding the date, and is not annualized. The 5 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 5 Year Return in the future. Past performance is not indicative of future returns.

Analysis & Comparison
Current Level: The Current Level refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
Price Date: The Price Date is the trading day immediately preceding the current day.
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Return for Period: The Return for Period is the trailing return of the over the time period specified. The Return for Period may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Return for Period in the future.
Best Month Return: The Best Month Return is the highest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Best Month Return may be based on a hypothetical, historical performance and not actual performance of the Index. There is no guarantee that the Index will achieve the Best Month Return in the future.
Worst Month Return: The Worst Month Return is the lowest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period over a given period of time. The Worst Month Return may be based on hypothetical, historical performance and not actual performance of the Index. The performance of the Index could, in the future, generate a return that is lower than the Worst Month Return displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Annualized Volatility: The Annualized Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given Index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Max Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Time to Recovery: The Time to Recovery is the [longest sub period during the specified time period from any day on which the index begins to decline to the first day on which the level of the index returns to the level it had at the beginning of the decline.] [This field will be left blank if the level of the index as of the current day is lower than the highest level reached by the index over the specified time period.] The Time to Recovery may be based on hypothetical, historical performance and not actual performance of the Index. The Time to Recovery could, in the future, be significantly longer than the Time to Recovery displayed on this website.

Volatility %: Reflects the volatility of the Index for the time period selected. The actual one month, three month, six month and one year volatility may be much different than the volatility displayed for any such period in the chart above
Drawdown: Reflects the percentage change in each index during the specified timeframe. Each index has the drawdown set at zero percent at the beginning of the time period set forth in the chart above. The drawdown may be based on hypothetical, historical index levels and not the actual index levels. The applicable drawdown could, in the future, be larger than the drawdown displayed on this website and, accordingly, could be larger than the drawdown for any other index or investment strategy displayed on this chart

(2) Short Summary of the Risks

- The Index and underlying strategies have limited operating history.
- The reported level of the Index and most of the underlying strategies will include the deduction of an adjustment factor.
- The Index may not be successful, may not outperform any alternative strategy or achieve its 5% target volatility.
- The portfolio of underlying strategies may not be a diversified portfolio.
- The Index involves monthly rebalancing and caps the sum of the weights of all underlying strategies, at rebalance, to 200%. It is possible, although unlikely, for the weight of a single underlying strategy to be close to 200%.
- There are risks associated with momentum, carry, mean reversion or short volatility investment strategies.
- The Index comprises only notional assets and liabilities. Some underlying strategies include notional short positions.
- Correlation of performances among the underlying strategies may reduce the performance of the Index.
- The Index is an excess return index and reflects the performance of unfunded or uncollateralized investments in the assets underlying the Index.
- Commodity futures contracts underlying some of the strategies are subject to uncertain legal and regulatory regimes.
- Our affiliate, J.P. Morgan Securities plc("JPMS plc"), is the Sponsor and Calculation Agent for the Index and underlying strategies. JPMS plc may adjust the Index or any underlying strategy in a way that affects its level.
- The Index is subject to risks associated with currency exchange, interest rates, non-US securities markets and the use of leverage and futures contracts.

(3) General Disclaimers

JPMorgan Chase & Co. ("J.P. Morgan") has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the "SEC") for any offerings to which these materials relate. Before you invest in any offering of securities by J.P. Morgan, you should read the prospectus in that registration statement, the prospectus supplement, as well as the particular product supplement, the relevant term

- JPMorgan JPMCCI LME Aluminum Excess Return Index | Index Family : J.P. Morgan Commodity Curve Index

Return to List Page | Indices Home

Asset Class	Commodity	**Region**	Multi Region	**Strategy Style**	Traditional Beta	**Strategy Type**	Access Beta	**Currency**	USD
Risk Method	None	**Bloomberg ID**	JMCXLAER	**Reuters ID**		**Core Index**	No		

Description: JPMorgan Commodity Curve Index (JPMCCI) LME Aluminum Excess Return Index

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods

Time Period 1 Year Start Date dd-mmm-yyyy End Date dd-mmm-yyyy OK

Compare with: None / Reference Indices / Custom

Index Performance

Index Name	Current Level	Price Date	Annualized Return	Return for Period	Number of Positive Months	Annualized Volatility	Sharpe Ratio	Max Drawdown	Time to Recovery
JPMorgan JPMCCI LME Aluminum Excess Return Index	47.58	31-Jan-2014	-24.24%	-24.18%	4	16.37%	-1.48	-25.41%	--


Index Levels**
102
98
94
90
86
82
78
74
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13


Volatility(%)
1 M
3 M
6 M
1 Yr


Drawdown
21%
20%
19%
18%
17%
16%
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13

(1) Calculation descriptions

- JPMorgan JPMCCI LME Aluminum Price Index | Index Family : J.P. Morgan Commodity Curve Index

Return to List Page | Indices Home

Asset Class	Commodity	**Region**	Multi Region	**Strategy Style**	Traditional Beta	**Strategy Type**	Access Beta	**Currency**	USD
Risk Method	None	**Bloomberg ID**	JMCXLAPI	**Reuters ID**		**Core Index**	No		

Description: JPMorgan Commodity Curve Index (JPMCCI) LME Aluminum Price Index

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods Export Complete Index History

Select Time Period: 1 Year | Start Date: dd-mmm-yyyy | End Date: dd-mmm-yyyy | OK

Selected Period: 01 February 2013 to 31 January 2014

Export Current Statistics

Index Level Data

	Level	Date
Current	1729.58	31-Jan-2014
High	2186.11	15-Feb-2013
Low	1729.58	31-Jan-2014
Start	1825.70	31-Dec-2013
End	1729.58	31-Jan-2014

Risk Measures

Volatility	16.40%
Sharpe Ratio	-1.17
Maximum Drawdown	-20.96%
Monthly Maximum Drawdown	-0.10%
Embedded Index Fee	---

Return Statistics

Annualized Return	-19.11%
Number of Positive Months	5
Number of Negative Months	7

Return

Daily Return	-1.33%
Month to Date Return	---
Quarter To Date Return	-5.45%
Year To Date Return	-5.45%
3 Month Return	-7.01%
6 Month Return	-6.07%
1 Year Return	-19.06%
3 Year Return	-32.58%
5 Year Return	14.30%


Index Levels**
104
102
100
98
96
94
92
90
88
86
84
82
80
78
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13
Selected Start Date: 02-01-2013 Selected End Date: 01-31-2014

Monthly and Annual Return Statistics

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Year
2014	-5.26	-2.00	---	---	---	---	---	---	---	---	---	---	-5.26
2013	---	-4.00	-4.06	-1.77	1.93	-8.72	1.51	0.88	1.44	-0.27	-4.72	2.27	-13.04

(1) Calculation descriptions

The first twelve columns reflect the performance of the index from the first trading day of the month displayed to the last trading day of that month.

The final column reflects the performance of the index for the year displayed.

These returns may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the index will achieve the monthly and annual returns displayed in the future. Past performance is not indicative of future returns.

** - As of the date shown above, the index was calculated based on a level for such index set equal to 100 on the date specified at the "Selected Start Date". The Index levels may reflect hypothetical, historical levels and not actual index levels. There is no guarantee that the Index will achieve the return displayed in the chart above in the future.

Index Level Data
Current: Current refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
High: High refers to the highest closing level of the index during the time period selected, with the date on which such highest closing level occurs indicated under the "Date" column next to the High level. The High Level may be a hypothetical, historical level and not an actual level of the Index. There is no guarantee that the Index will achieve the High Level in the future.
Low: Low refers to the lowest closing level of the index during the time period selected, with the date on which such lowest closing level occurs indicated under the "Date" column next to the Low level. The Low Level may be a hypothetical, historical level and not an actual level of the Index. The level of the Index could, in the future, decline below the Low Level displayed on this website.
Start: Start refers to the closing level of the index on the first trading day of the time period indicated.
End: End refers to the closing level of the index on the last trading day of the time period indicated.

Risk Measures
Volatility: Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Maximum Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Monthly Maximum Drawdown: Monthly Maximum Drawdown is the highest Maximum Drawdown calculated for each [rolling] monthly period during the specified time period. The Monthly Maximum Drawdown may be based on hypothetical, historical Index levels and not the actual Index levels. The Monthly Maximum Drawdown could, in the future, be larger than the Monthly Maximum Drawdown displayed on this website.
Embedded Index Fee: The levels of the Index are reduced by a daily adjustment factor of 0.80% per annum which may have a considerable impact on the level of the Index.

Return Statistics
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Average Monthly Return: Average Monthly Return is the arithmetic average of the Monthly Returns for each [full calendar month][full monthly anniversary period] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Average Monthly Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Average Monthly Return in the future. Past performance is not indicative of future returns.
Average Monthly Return (Positive Months): Average Monthly Return (Positive Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are greater than or equal to zero. The Average Monthly Return (Positive Months) may be based on hypothetical, historical levels and not an actual level of the Index. There is no guarantee that the Average Monthly Return (Positive Months) for a financial instrument linked to the performance of the Index will achieve the Average Monthly Return (Positive Months) displayed on this website.
Average Monthly Return (Negative Months): Average Monthly Return (Negative Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are less than zero. The Average Monthly Return (Negative Months) may be based on hypothetical, historical levels and not actual levels of the Index. The Average Monthly Return (Negative Months) could, in the future, decline below the Average Monthly Return (Negative Months) displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Number of Negative Months: The Number of Negative Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that less than zero. The Number of Negative Months may be based on hypothetical, historical levels and not actual levels of the Index. The Number of Negative Months during the term of a financial instrument linked to the performance of the Index may be greater than the Number of Negative Months displayed on this website.

Return
Daily Return: The Daily Return is the return of the index from the trading day that is 2 [trading][business] days immediately preceding the current day to the [trading][business] day immediately preceding the current day. The Daily Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Daily Return in the future. Past performance is not indicative of future returns.
Month to Date Return: The Month to Date Return is the return of the index from the [first [trading][business]] day of the current calendar month to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Month to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Month to Date Return in the future. Past performance is not indicative of future returns.
Quarter to Date Return: The Quarter to Date Return is the return of the index from the first [trading][business] day of the current calendar quarter to the trading day immediately preceding the date[Note: may need to change this to start from the end of the previous calendar quarter]. The Quarter to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Quarter to Date Return in the future. Past performance is not indicative of future returns.
Year to Date Return: The Year to Date Return is the return of the index from the first [trading][business] day of the current calendar year to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Year to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Year to Date Return in the future. Past performance is not indicative of future returns.
3M Return: The 3 Month Return is the trailing return of the index over the past 3 month period ending in the last trading day immediately preceding the date. The 3 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 3 Month Return in the future. Past performance is not indicative of future returns.

historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 3 Month Return in the future. Past performance is not indicative of future returns.
6M Return: The 6 Month Return is the trailing return of the index over the past 6 month period ending in the last trading day immediately preceding the date. The 6 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 6 Month Return in the future. Past performance is not indicative of future returns.
1Y Return: The 1 Year Return is the trailing return of the index over the past 1 Year period ending in the last trading day immediately preceding the date. The 1 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 1 Year Return in the future. Past performance is not indicative of future returns.
2Y Return: The 2 Year Return is the trailing return of index over the past 2 Year period ending in the last trading day immediately preceding the date, and is not annualized. The 2 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 2 Year Return in the future. Past performance is not indicative of future returns.
5Y Return: The 5 Year Return is the trailing return of index over the past 5 year period ending in the last trading day immediately preceding the date, and is not annualized. The 5 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 5 Year Return in the future. Past performance is not indicative of future returns.

Analysis & Comparison
Current Level: The Current Level refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
Price Date: The Price Date is the trading day immediately preceding the current day.
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Return for Period: The Return for Period is the trailing return of the over the time period specified. The Return for Period may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Return for Period in the future.
Best Month Return: The Best Month Return is the highest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Best Month Return may be based on a hypothetical, historical performance and not actual performance of the Index. There is no guarantee that the Index will achieve the Best Month Return in the future.
Worst Month Return: The Worst Month Return is the lowest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period over a given period of time. The Worst Month Return may be based on hypothetical, historical performance and not actual performance of the Index. The performance of the Index could, in the future, generate a return that is lower than the Worst Month Return displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Annualized Volatility: The Annualized Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Max Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Time to Recovery: The Time to Recovery is the [longest sub period during the specified time period from any day on which the index begins to decline to the first day on which the level of the index returns to the level it had at the beginning of the decline.] [This field will be left blank if the level of the index as of the current day is lower than the highest level reached by the index over the specified time period.] The Time to Recovery may be based on hypothetical, historical performance and not actual performance of the Index. The Time to Recovery could, in the future, be significantly longer than the Time to Recovery displayed on this website.

Volatility %: Reflects the volatility of the Index for the time period selected. The actual one month, three month, six month and one year volatility may be much different than the volatility displayed for any such period in the chart above
Drawdown: Reflects the percentage change in each index during the specified timeframe. Each index has the drawdown set at zero percent at the beginning of the time period set forth in the chart above. The drawdown may be based on hypothetical, historical index levels and not the actual index levels. The applicable drawdown could, in the future, be larger than the drawdown displayed on this website and, accordingly, could be larger than the drawdown for any other index or investment strategy displayed on this chart

(2) Short Summary of the Risks

- The Index and underlying strategies have limited operating history.
- The reported level of the Index and most of the underlying strategies will include the deduction of an adjustment factor.
- The Index may not be successful, may not outperform any alternative strategy or achieve its 5% target volatility.
- The portfolio of underlying strategies may not be a diversified portfolio.
- The Index involves monthly rebalancing and caps the sum of the weights of all underlying strategies, at rebalance, to 200%. It is possible, although unlikely, for the weight of a single underlying strategy to be close to 200%.
- There are risks associated with momentum, carry, mean reversion or short volatility investment strategies.
- The Index comprises only notional assets and liabilities. Some underlying strategies include notional short positions.
- Correlation of performances among the underlying strategies may reduce the performance of the Index.
- The Index is an excess return index and reflects the performance of unfunded or uncollateralized investments in the assets underlying the Index.
- Commodity futures contracts underlying some of the strategies are subject to uncertain legal and regulatory regimes.
- Our affiliate, J.P. Morgan Securities plc ("JPMS plc"), is the Sponsor and Calculation Agent for the Index and underlying strategies. JPMS plc may adjust the Index or any underlying strategy in a way that affects its level.
- The Index is subject to risks associated with currency exchange, interest rates, non-US securities markets and the use of leverage and futures contracts.

(3) General Disclaimers

JPMorgan Chase & Co. ("J.P. Morgan") has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the "SEC") for any offerings to which these materials relate. Before you invest in any offering of securities by J.P. Morgan, you should read the prospectus in that registration statement, the prospectus supplement, as well as the particular product supplement, the relevant term sheet or pricing supplement, and any other documents that J.P. Morgan will file with the SEC relating to such offering for more complete information about J.P. Morgan and the offering of any securities. You may get these documents without cost by visiting EDGAR on the SEC Website at www.sec.gov. Alternatively, J.P. Morgan, any agent, or any dealer participating in the particular offering will arrange to send you the prospectus and the prospectus supplement, as well as any product supplement and term sheet or pricing supplement, if you so request by calling toll-free (800) 576-3529.

- JPMorgan JPMCCI LME Aluminum Price Index | Index Family : J.P. Morgan Commodity Curve Index

Return to List Page | Indices Home

Asset Class	Commodity	**Region**	Multi Region	**Strategy Style**	Traditional Beta	**Strategy Type**	Access Beta	**Currency**	USD
Risk Method	None	**Bloomberg ID**	JMCXLAPI	**Reuters ID**		**Core Index**	No		

Description: JPMorgan Commodity Curve Index (JPMCCI) LME Aluminum Price Index

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods

Time Period 1 Year Start Date dd-mmm-yyyy End Date dd-mmm-yyyy OK

Compare with: None Reference Indices Custom

Index Performance

Index Name	Current Level	Price Date	Annualized Return	Return for Period	Number of Positive Months	Annualized Volatility	Sharpe Ratio	Max Drawdown	Time to Recovery
JPMorgan JPMCCI LME Aluminum Price Index	1,729.88	31-Jan-2014	-19.11%	-19.06%	5	16.40%	-1.17	-20.96%	--

Index Levels**


102
98
94
90
86
82
78
Feb 13 Apr 13 Jun 13 Aug 13 Oct 13 Dec 13

Volatility(%)

1 M 3 M 6 M 1 Yr

Drawdown


22%
21%
20%
19%
18%
17%
16%
Feb 13 Apr 13 Jun 13 Aug 13 Oct 13 Dec 13

(1) Calculation descriptions

The first twelve columns reflect the performance of the index from the first trading day of the month displayed to the last trading day of that month.

The final column reflects the performance of the index for the year displayed.

- JPMorgan JPMCCI LME Aluminum Total Return Index | Index Family : J.P. Morgan Commodity Curve Index

Return to List Page | Indices Home

Asset Class	Commodity	**Region**	Multi Region	**Strategy Style**	Traditional Beta	**Strategy Type**	Access Beta	**Currency**	USD
Risk Method	None	**Bloomberg ID**	JMCXLATR	**Reuters ID**		**Core Index**	No		

Description: JPMorgan Commodity Curve Index (JPMCCI) LME Aluminum Total Return Index

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods — Export Complete Index History

Select Time Period: 1 Year | Start Date: dd-mmm-yyyy | End Date: dd-mmm-yyyy | OK

Selected Period: 01 February 2013 to 31 January 2014 — Export Current Statistics

Index Level Data

	Level	Date
Current	103.89	31-Jan-2014
High	139.20	15-Feb-2013
Low	103.89	31-Jan-2014
Start	110.25	31-Dec-2013
End	103.89	31-Jan-2014

Risk Measures

Volatility	16.37%
Sharpe Ratio	-1.48
Maximum Drawdown	-25.37%
Monthly Maximum Drawdown	-0.10%
Embedded Index Fee	—

Return Statistics

Annualized Return	-24.20%
Number of Positive Months	4
Number of Negative Months	8

Return

Daily Return	-1.33%
Month to Date Return	—
Quarter To Date Return	-5.98%
Year To Date Return	-5.98%
3 Month Return	-9.18%
6 Month Return	-9.26%
1 Year Return	-24.14%
3 Year Return	-41.11%
5 Year Return	-9.47%


Index Levels**
102
98
94
90
86
82
78
74
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13
Selected Start Date: 02-01-2013 Selected End Date: 01-31-2014

Monthly and Annual Return Statistics

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Year
2014	-6.76	-2.80	—	—	—	—	—	—	—	—	—	—	-6.76

2013	—	-4.78	-4.30	-2.16	1.31	-7.10	1.04	0.01	1.07	-0.16	-0.89	1.04	-18.31

(1) Calculation descriptions

The first twelve columns reflect the performance of the index from the first trading day of the month displayed to the last trading day of that month.

The final column reflects the performance of the index for the year displayed.

These returns may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the monthly and annual returns displayed in the future. Past performance is not indicative of future returns.

** - As of the date shown above, the index was calculated based on a level for such index set equal to 100 on the date specified at the "Selected Start Date". The Index levels may reflect hypothetical, historical levels and not actual index levels. There is no guarantee that the Index will achieve the return displayed in the chart above in the future.

Index Level Data
Current: Current refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
High: High refers to the highest closing level of the index during the time period selected, with the date on which such highest closing level occurs indicated under the "Date" column next to the High level. The High Level may be a hypothetical, historical level and not an actual level of the Index. There is no guarantee that the Index will achieve the High Level in the future.
Low: Low refers to the lowest closing level of the index during the time period selected, with the date on which such lowest closing level occurs indicated under the "Date" column next to the Low level. The Low Level may be a hypothetical, historical level and not an actual level of the Index. The level of the Index could, in the future, decline below the Low Level displayed on this website.
Start: Start refers to the closing level of the index on the first trading day of the time period indicated.
End: End refers to the closing level of the index on the last trading day of the time period indicated.

Risk Measures
Volatility: Volatility refers to the standard deviation of the daily logarithmic returns of the Index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Maximum Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Monthly Maximum Drawdown: Monthly Maximum Drawdown is the highest Maximum Drawdown calculated for each [rolling] monthly period during the specified time period. The Monthly Maximum Drawdown may be based on hypothetical, historical Index levels and not the actual Index levels. The Monthly Maximum Drawdown could, in the future, be larger than the Monthly Maximum Drawdown displayed on this website.
Embedded Index Fee: The levels of the Index are reduced by a daily adjustment factor of 0.80% per annum which may have a considerable impact on the level of the Index.

Return Statistics
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Average Monthly Return: Average Monthly Return is the arithmetic average of the Monthly Returns for each [full calendar month][full monthly anniversary period] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Average Monthly Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Average Monthly Return in the future. Past performance is not indicative of future returns.
Average Monthly Return (Positive Months): Average Monthly Return (Positive Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are greater than or equal to zero. The Average Monthly Return (Positive Months) may be based on hypothetical, historical levels and not an actual level of the Index. There is no guarantee that the Average Monthly Return (Positive Months) for a financial instrument linked to the performance of the Index will achieve the Average Monthly Return (Positive Months) displayed on this website.
Average Monthly Return (Negative Months): Average Monthly Return (Negative Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are less than zero. The Average Monthly Return (Negative Months) may be based on hypothetical, historical levels and not actual levels of the Index. The Average Monthly Return (Negative Months) could, in the future, decline below the Average Monthly Return (Negative Months) displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Number of Negative Months: The Number of Negative Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that less than zero. The Number of Negative Months may be based on hypothetical, historical levels and not actual levels of the Index. The Number of Negative Months during the term of a financial instrument linked to the performance of the Index may be greater than the Number of Negative Months displayed on this website.

Return
Daily Return: The Daily Return is the return of the index from the trading day that is 2 [trading][business] days immediately preceding the current day to the [trading][business] day immediately preceding the current day. The Daily Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Daily Return in the future. Past performance is not indicative of future returns.
Month to Date Return: The Month to Date Return is the return of the index from the [first [trading][business]] day of the current calendar month to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Month to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Month to Date Return in the future. Past performance is not indicative of future returns.
Quarter to Date Return: The Quarter to Date Return is the return of the index from the first [trading][business] day of the current calendar quarter to the trading day immediately preceding the date[Note: may need to change this to start from the end of the previous calendar quarter]. The Quarter to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Quarter to Date Return in the future. Past performance is not indicative of future returns.
Year to Date Return: The Year to Date Return is the return of the index from the first [trading][business] day of the current calendar year to the trading day immediately preceding the date [Note: may need to

change this to start from the end of the previous calendar month]. The Year to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Year to Date Return in the future. Past performance is not indicative of future returns.
3M Return: The 3 Month Return is the trailing return of the index over the past 3 month period ending in the last trading day immediately preceding the date. The 3 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 3 Month Return in the future. Past performance is not indicative of future returns.
6M Return: The 6 Month Return is the trailing return of the index over the past 6 month period ending in the last trading day immediately preceding the date. The 6 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 6 Month Return in the future. Past performance is not indicative of future returns.
1Y Return: The 1 Year Return is the trailing return of the index over the past 1 Year period ending in the last trading day immediately preceding the date. The 1 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 1 Year Return in the future. Past performance is not indicative of future returns.
2Y Return: The 2 Year Return is the trailing return of index over the past 2 Year period ending in the last trading day immediately preceding the date, and is not annualized. The 2 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 2 Year Return in the future. Past performance is not indicative of future returns.
5Y Return: The 5 Year Return is the trailing return of index over the past 5 year period ending in the last trading day immediately preceding the date, and is not annualized. The 5 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 5 Year Return in the future. Past performance is not indicative of future returns.

Analysis & Comparison
Current Level: The Current Level refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
Price Date: The Price Date is the trading day immediately preceding the current day.
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical Index levels and not actual index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Return for Period: The Return for Period is the trailing return of the over the time period specified. The Return for Period may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Return for Period in the future.
Best Month Return: The Best Month Return is the highest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Best Month Return may be based on a hypothetical, historical performance and not actual performance of the Index. There is no guarantee that the Index will achieve the Best Month Return in the future.
Worst Month Return: The Worst Month Return is the lowest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period over a given period of time. The Worst Month Return may be based on hypothetical, historical performance and not actual performance of the Index. The performance of the Index could, in the future, generate a return that is lower than the Worst Month Return displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Annualized Volatility: The Annualized Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given Index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Max Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical index levels and not actual index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Time to Recovery: The Time to Recovery is the [longest sub period during the specified time period from any day on which the index begins to decline to the first day on which the level of the index returns to the level it had at the beginning of the decline.] [This field will be left blank if the level of the index as of the current day is lower than the highest level reached by the index over the specified time period.] The Time to Recovery may be based on hypothetical, historical performance and not actual performance of the Index. The Time to Recovery could, in the future, be significantly longer than the Time to Recovery displayed on this website.

Volatility %: Reflects the volatility of the Index for the time period selected. The actual one month, three month, six month and one year volatility may be much different than the volatility displayed for any such period in the chart above
Drawdown: Reflects the percentage change in each index during the specified timeframe. Each index has the drawdown set at zero percent at the beginning of the time period set forth in the chart above. The drawdown may be based on hypothetical, historical index levels and not the actual index levels. The applicable drawdown could, in the future, be larger than the drawdown displayed on this website and, accordingly, could be larger than the drawdown for any other index or investment strategy displayed on this chart

(2) Short Summary of the Risks

- The Index and underlying strategies have limited operating history.
- The reported level of the Index and most of the underlying strategies will include the deduction of an adjustment factor.
- The Index may not be successful, may not outperform any alternative strategy or achieve its 5% target volatility.
- The portfolio of underlying strategies may not be a diversified portfolio.
- The Index involves monthly rebalancing and caps the sum of the weights of all underlying strategies, at rebalance, to 200%. It is possible, although unlikely, for the weight of a single underlying strategy to be close to 200%.
- There are risks associated with momentum, carry, mean reversion or short volatility investment strategies.
- The Index comprises only notional assets and liabilities. Some underlying strategies include notional short positions.
- Correlation of performances among the underlying strategies may reduce the performance of the Index.
- The Index is an excess return index and reflects the performance of unfunded or uncollateralized investments in the assets underlying the Index.
- Commodity futures contracts underlying some of the strategies are subject to uncertain legal and regulatory regimes.
- Our affiliate, J.P. Morgan Securities plc ("JPMS plc"), is the Sponsor and Calculation Agent for the Index and underlying strategies. JPMS plc may adjust the Index or any underlying strategy in a way that affects its level.
- The Index is subject to risks associated with currency exchange, interest rates, non-US securities markets and the use of leverage and futures contracts.

(3) General Disclaimers

JPMorgan Chase & Co. ("J.P. Morgan") has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the "SEC") for any offerings to which these materials relate. Before you invest in any offering of securities by J.P. Morgan, you should read the prospectus in that registration statement, the prospectus supplement, as well as the particular product supplement, the relevant term

- JPMorgan JPMCCI LME Aluminum Total Return Index | Index Family : J.P. Morgan Commodity Curve Index

Return to List Page | Indices Home

Asset Class	Commodity	**Region**	Multi Region	**Strategy Style**	Traditional Beta	**Strategy Type**	Access Beta	**Currency**	USD
Risk Method	None	**Bloomberg ID**	JMCXLATR	**Reuters ID**		**Core Index**	No		

Description: JPMorgan Commodity Curve Index (JPMCCI) LME Aluminum Total Return Index

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods

Time Period 1 Year Start Date dd-mmm-yyyy End Date dd-mmm-yyyy OK

Compare with

None Reference Indices Custom

Index Performance

Index Name	Current Level	Price Date	Annualized Return	Return for Period	Number of Positive Months	Annualized Volatility	Sharpe Ratio	Max Drawdown	Time to Recovery
JPMorgan JPMCCI LME Aluminum Total Return Index	103.88	31-Jan-2014	-24.20%	-24.14%	4	16.37%	-1.48	-25.37%	--


Index Levels**
102
98
94
90
86
82
78
74
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13

Volatility(%)

1 M 3 M 6 M 1 Yr


Drawdown
21%
20%
19%
18%
17%
16%
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13

(1) Calculation descriptions

The first twelve columns reflect the performance of the index from the first trading day of the month displayed to the last trading day of that month.

- JPMorgan JPMCCI LME Copper Excess Return Index | Index Family : J.P. Morgan Commodity Curve Index

Return to List Page | Indices Home

Asset Class	Commodity	**Region**	Multi Region	**Strategy Style**	Traditional Beta	**Strategy Type**	Access Beta	**Currency**	USD
Risk Method	None	**Bloomberg ID**	JMCXLPER	**Reuters ID**		**Core Index**	No		

Description: JPMorgan Commodity Curve Index (JPMCCI) LME Copper Excess Return Index

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods Export Complete Index History

Select Time Period: 1 Year Start Date dd-mmm-yyyy End Date dd-mmm-yyyy OK

Selected Period: 01 February 2013 to 31 January 2014 Export Current Statistics

Index Level Data

	Level	Date
Current	526.71	31-Jan-2014
High	626.65	04-Feb-2013
Low	502.03	24-Jun-2013
Start	547.09	31-Dec-2013
End	526.71	31-Jan-2014

Risk Measures

Volatility	18.19%
Sharpe Ratio	-0.87
Maximum Drawdown	-19.89%
Monthly Maximum Drawdown	-0.11%
Embedded Index Fee	---

Return Statistics

Annualized Return	-15.85%
Number of Positive Months	5
Number of Negative Months	7

Return

Daily Return	-0.40%
Month to Date Return	---
Quarter To Date Return	-4.24%
Year To Date Return	-4.24%
3 Month Return	-2.90%
6 Month Return	0.20%
1 Year Return	-15.81%
3 Year Return	-28.40%
5 Year Return	102.69%


Index Levels**
102
100
98
96
94
92
90
88
86
84
82
80
78
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13
Selected Start Date: 02-01-2013 Selected End Date: 01-31-2014

Monthly and Annual Return Statistics

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Year
2014	-3.73	-0.99	---	---	---	---	---	---	---	---	---	---	-3.73

2013	—	-4.31	-3.43	-6.57	3.41	-7.75	1.71	3.28	2.70	-0.84	-2.89	3.80	-8.60

[1] Calculation descriptions

The first twelve columns reflect the performance of the index from the first trading day of the month displayed to the last trading day of that month.

The final column reflects the performance of the index for the year displayed.

These returns may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the monthly and annual returns displayed in the future. Past performance is not indicative of future returns.

** - As of the date shown above, the index was calculated based on a level for such index set equal to 100 on the date specified at the "Selected Start Date". The index levels may reflect hypothetical, historical levels and not actual index levels. There is no guarantee that the index will achieve the return displayed in the chart above in the future.

Index Level Data

Current: Current refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
High: High refers to the highest closing level of the index during the time period selected, with the date on which such highest closing level occurs indicated under the "Date" column next to the High level. The High Level may be a hypothetical, historical level and not an actual level of the Index. There is no guarantee that the Index will achieve the High Level in the future.
Low: Low refers to the lowest closing level of the index during the time period selected, with the date on which such lowest closing level occurs indicated under the "Date" column next to the Low level. The Low Level may be a hypothetical, historical level and not an actual level of the Index. The level of the Index could, in the future, decline below the Low Level displayed on this website.
Start: Start refers to the closing level of the index on the first trading day of the time period indicated.
End: End refers to the closing level of the index on the last trading day of the time period indicated.

Risk Measures

Volatility: Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Maximum Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Monthly Maximum Drawdown: Monthly Maximum Drawdown is the highest Maximum Drawdown calculated for each [rolling] monthly period during the specified time period. The Monthly Maximum Drawdown may be based on hypothetical, historical Index levels and not the actual Index levels. The Monthly Maximum Drawdown could, in the future, be larger than the Monthly Maximum Drawdown displayed on this website.
Embedded Index Fee: The levels of the Index are reduced by a daily adjustment factor of 0.80% per annum which may have a considerable impact on the level of the Index.

Return Statistics

Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Average Monthly Return: Average Monthly Return is the arithmetic average of the Monthly Returns for each [full calendar month][full monthly anniversary period] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Average Monthly Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Average Monthly Return in the future. Past performance is not indicative of future returns.
Average Monthly Return (Positive Months): Average Monthly Return (Positive Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are greater than or equal to zero. The Average Monthly Return (Positive Months) may be based on hypothetical, historical levels and not an actual level of the Index. There is no guarantee that the Average Monthly Return (Positive Months) for a financial instrument linked to the performance of the Index will achieve the Average Monthly Return (Positive Months) displayed on this website.
Average Monthly Return (Negative Months): Average Monthly Return (Negative Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are less than zero. The Average Monthly Return (Negative Months) may be based on hypothetical, historical levels and not actual levels of the Index. The Average Monthly Return (Negative Months) could, in the future, decline below the Average Monthly Return (Negative Months) displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Number of Negative Months: The Number of Negative Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that less than zero. The Number of Negative Months may be based on hypothetical, historical levels and not actual levels of the Index. The Number of Negative Months during the term of a financial instrument linked to the performance of the Index may be greater than the Number of Negative Months displayed on this website.

Return

Daily Return: The Daily Return is the return of the index from the trading day that is 2 [trading][business] days immediately preceding the current day to the [trading][business] day immediately preceding the current day. The Daily Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Daily Return in the future. Past performance is not indicative of future returns.
Month to Date Return: The Month to Date Return is the return of the index from the [first [trading][business]] day of the current calendar month to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Month to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Month to Date Return in the future. Past performance is not indicative of future returns.
Quarter to Date Return: The Quarter to Date Return is the return of the index from the first [trading][business] day of the current calendar quarter to the trading day immediately preceding the date[Note: may need to change this to start from the end of the previous calendar quarter]. The Quarter to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Quarter to Date Return in the future. Past performance is not indicative of future returns.
Year to Date Return: The Year to Date Return is the return of the index from the first [trading][business] day of the current calendar year to the trading day immediately preceding the date [Note: may need to

change this to start from the end of the previous calendar month]. The Year to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Year to Date Return in the future. Past performance is not indicative of future returns.
3M Return: The 3 Month Return is the trailing return of the index over the past 3 month period ending in the last trading day immediately preceding the date. The 3 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 3 Month Return in the future. Past performance is not indicative of future returns.
6M Return: The 6 Month Return is the trailing return of the index over the past 6 month period ending in the last trading day immediately preceding the date. The 6 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 6 Month Return in the future. Past performance is not indicative of future returns.
1Y Return: The 1 Year Return is the trailing return of the index over the past 1 Year period ending in the last trading day immediately preceding the date. The 1 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 1 Year Return in the future. Past performance is not indicative of future returns.
2Y Return: The 2 Year Return is the trailing return of index over the past 2 Year period ending in the last trading day immediately preceding the date, and is not annualized. The 2 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 2 Year Return in the future. Past performance is not indicative of future returns.
5Y Return: The 5 Year Return is the trailing return of index over the past 5 year period ending in the last trading day immediately preceding the date, and is not annualized. The 5 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 5 Year Return in the future. Past performance is not indicative of future returns.

Analysis & Comparison
Current Level: The Current Level refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
Price Date: The Price Date is the trading day immediately preceding the current day.
Annualized Return: The Annualized Return is the percentage change in the Index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Return for Period: The Return for Period is the trailing return of the over the time period specified. The Return for Period may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Return for Period in the future.
Best Month Return: The Best Month Return is the highest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Best Month Return may be based on a hypothetical, historical performance and not actual performance of the Index. There is no guarantee that the Index will achieve the Best Month Return in the future.
Worst Month Return: The Worst Month Return is the lowest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period over a given period of time. The Worst Month Return may be based on hypothetical, historical performance and not actual performance of the Index. The performance of the Index could, in the future, generate a return that is lower than the Worst Month Return displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Annualized Volatility: The Annualized Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Max Drawdown: Maximum Drawdown is the percentage change in the Index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical index levels and not actual index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Time to Recovery: The Time to Recovery is the [longest sub period during the specified time period from any day on which the index begins to decline to the first day on which the level of the index returns to the level it had at the beginning of the decline.] [This field will be left blank if the level of the index as of the current day is lower than the highest level reached by the index over the specified time period.] The Time to Recovery may be based on hypothetical, historical performance and not actual performance of the Index. The Time to Recovery could, in the future, be significantly longer than the Time to Recovery displayed on this website.

Volatility %: Reflects the volatility of the Index for the time period selected. The actual one month, three month, six month and one year volatility may be much different than the volatility displayed for any such period in the chart above
Drawdown: Reflects the percentage change in each index during the specified timeframe. Each Index has the drawdown set at zero percent at the beginning of the time period set forth in the chart above. The drawdown may be based on hypothetical, historical index levels and not the actual index levels. The applicable drawdown could, in the future, be larger than the drawndown displayed on this website and, accordingly, could be larger than the drawdown for any other index or investment strategy displayed on this chart

(2) Short Summary of the Risks

- The Index and underlying strategies have limited operating history.
- The reported level of the Index and most of the underlying strategies will include the deduction of an adjustment factor.
- The Index may not be successful, may not outperform any alternative strategy or achieve its 5% target volatility.
- The portfolio of underlying strategies may not be a diversified portfolio.
- The Index involves monthly rebalancing and caps the sum of the weights of all underlying strategies, at rebalance, to 200%. It is possible, although unlikely, for the weight of a single underlying strategy to be close to 200%.
- There are risks associated with momentum, carry, mean reversion or short volatility investment strategies.
- The Index comprises only notional assets and liabilities. Some underlying strategies include notional short positions.
- Correlation of performances among the underlying strategies may reduce the performance of the Index.
- The Index is an excess return index and reflects the performance of unfunded or uncollateralized investments in the assets underlying the Index.
- Commodity futures contracts underlying some of the strategies are subject to uncertain legal and regulatory regimes.
- Our affiliate, J.P. Morgan Securities plc ("JPMS plc"), is the Sponsor and Calculation Agent for the Index and underlying strategies. JPMS plc may adjust the Index or any underlying strategy in a way that affects its level.
- The Index is subject to risks associated with currency exchange, interest rates, non-US securities markets and the use of leverage and futures contracts.

(3) General Disclaimers

JPMorgan Chase & Co. ("J.P. Morgan") has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the "SEC") for any offerings to which these materials relate. Before you invest in any offering of securities by J.P. Morgan, you should read the prospectus in that registration statement, the prospectus supplement, as well as the particular product supplement, the relevant term

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- JPMorgan JPMCCI LME Copper Excess Return Index | Index Family : J.P. Morgan Commodity Curve Index

Return to List Page | Indices Home

Asset Class	Commodity	**Region**	Multi Region	**Strategy Style**	Traditional Beta	**Strategy Type**	Access Beta	**Currency**	USD
Risk Method	None	**Bloomberg ID**	JMCXLPER	**Reuters ID**		**Core Index**	No		

Description: JPMorgan Commodity Curve Index (JPMCCI) LME Copper Excess Return Index

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods

Time Period: 1 Year | Start Date: dd-mmm-yyyy | End Date: dd-mmm-yyyy | OK

Compare with: None | Reference Indices | Custom

Index Performance

Index Name	Current Level	Price Date	Annualized Return	Return for Period	Number of Positive Months	Annualized Volatility	Sharpe Ratio	Max Drawdown	Time to Recovery
JPMorgan JPMCCI LME Copper Excess Return Index	826.71	31-Jan-2014	-16.88%	-16.81%	6	18.19%	-0.87	-19.89%	-

Index Levels**


102
98
94
90
86
82
78
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13

Volatility(%)

1 M | 3 M | 6 M | 1 Yr

Drawdown


20.4%
20%
19.6%
19.2%
18.8%
18.4%
18%
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13

(1) Calculation descriptions

The first twelve columns reflect the performance of the index from the first trading day of the month displayed to the last trading day of that month.

+ Expand/Collapse Index Navigation

- JPMorgan JPMCCI LME Copper Price Index | Index Family : J.P. Morgan Commodity Curve Index

Return to List Page | Indices Home

Asset Class	Commodity	**Region**	Multi Region	**Strategy Style**	Traditional Beta	**Strategy Type**	Access Beta	**Currency**	USD
Risk Method	None	**Bloomberg ID**	JMCXLPPI	**Reuters ID**		**Core Index**	No		

Description: JPMorgan Commodity Curve Index (JPMCCI) LME Copper Price Index

SUMMARY | ANALYSIS & COMPARISONS

View and Filter Report for Various Time Periods | Export Complete Index History

Select Time Period: 1 Year | Start Date: dd-mmm-yyyy | End Date: dd-mmm-yyyy | OK

Selected Period: 01 February 2013 to 31 January 2014 | Export Current Statistics

Index Level Data

	Level	Date
Current	7056.30	31-Jan-2014
High	8325.70	04-Feb-2013
Low	6709.26	24-Jun-2013
Start	7331.67	31-Dec-2013
End	7056.30	31-Jan-2014

Risk Measures

Volatility	18.19%
Sharpe Ratio	-0.83
Maximum Drawdown	-19.42%
Monthly Maximum Drawdown	-0.10%
Embedded Index Fee	---

Return Statistics

Annualized Return	-15.13%
Number of Positive Months	5
Number of Negative Months	7

Return

Daily Return	-0.40%
Month to Date Return	---
Quarter To Date Return	-4.27%
Year To Date Return	-4.27%
3 Month Return	-2.84%
6 Month Return	0.44%
1 Year Return	-15.09%
3 Year Return	-24.77%
5 Year Return	-24.77%


Index Levels**
102
100
98
96
94
92
90
88
86
84
82
80
78
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13
Selected Start Date: 02-01-2013 Selected End Date: 01-31-2014

Monthly and Annual Return Statistics

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Year
2014	-3.78	-0.99	—	—	—	—	—	—	—	—	—	—	-3.78
2013	—	-4.19	-3.23	-6.50	3.54	-7.68	1.72	3.28	2.75	-0.76	-2.78	3.80	-7.74

1) Calculation descriptions

The first twelve columns reflect the performance of the index from the first trading day of the month displayed to the last trading day of that month.

The final column reflects the performance of the index for the year displayed.

These returns may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the monthly and annual returns displayed in the future. Past performance is not indicative of future returns.

** - As of the date shown above, the index was calculated based on a level for such index set equal to 100 on the date specified at the "Selected Start Date". The Index levels may reflect hypothetical, historical levels and not actual index levels. There is no guarantee that the Index will achieve the return displayed in the chart above in the future.

Index Level Data
Current: Current refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
High: High refers to the highest closing level of the Index during the time period selected, with the date on which such highest closing level occurs indicated under the "Date" column next to the High level. The High Level may be a hypothetical, historical level and not an actual level of the Index. There is no guarantee that the Index will achieve the High Level in the future.
Low: Low refers to the lowest closing level of the index during the time period selected, with the date on which such lowest closing level occurs indicated under the "Date" column next to the Low level. The Low Level may be a hypothetical, historical level and not an actual level of the Index. The level of the Index could, in the future, decline below the Low Level displayed on this website.
Start: Start refers to the closing level of the index on the first trading day of the time period indicated.
End: End refers to the closing level of the index on the last trading day of the time period indicated.

Risk Measures
Volatility: Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given Index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Maximum Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Monthly Maximum Drawdown: Monthly Maximum Drawdown is the highest Maximum Drawdown calculated for each [rolling] monthly period during the specified time period. The Monthly Maximum Drawdown may be based on hypothetical, historical Index levels and not the actual Index levels. The Monthly Maximum Drawdown could, in the future, be larger than the Monthly Maximum Drawdown displayed on this website.
Embedded Index Fee: The levels of the Index are reduced by a daily adjustment factor of 0.80% per annum which may have a considerable impact on the level of the Index.

Return Statistics
Annualized Return: The Annualized Return is the percentage change in the Index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Average Monthly Return: Average Monthly Return is the arithmetic average of the Monthly Returns for each [full calendar month][full monthly anniversary period] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Average Monthly Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Average Monthly Return in the future. Past performance is not indicative of future returns.
Average Monthly Return (Positive Months): Average Monthly Return (Positive Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are greater than or equal to zero. The Average Monthly Return (Positive Months) may be based on hypothetical, historical levels and not an actual level of the Index. There is no guarantee that the Average Monthly Return (Positive Months) for a financial instrument linked to the performance of the Index will achieve the Average Monthly Return (Positive Months) displayed on this website.
Average Monthly Return (Negative Months): Average Monthly Return (Negative Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are less than zero. The Average Monthly Return (Negative Months) may be based on hypothetical, historical levels and not actual levels of the Index. The Average Monthly Return (Negative Months) could, in the future, decline below the Average Monthly Return (Negative Months) displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Number of Negative Months: The Number of Negative Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that less than zero. The Number of Negative Months may be based on hypothetical, historical levels and not actual levels of the Index. The Number of Negative Months during the term of a financial instrument linked to the performance of the Index may be greater than the Number of Negative Months displayed on this website.

Return
Daily Return: The Daily Return is the return of the index from the trading day that is 2 [trading][business] days immediately preceding the current day to the [trading][business] day immediately preceding the current day. The Daily Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Daily Return in the future. Past performance is not indicative of future returns.
Month to Date Return: The Month to Date Return is the return of the index from the [first [trading][business]] day of the current calendar month to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Month to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Month to Date Return in the future. Past performance is not indicative of future returns.
Quarter to Date Return: The Quarter to Date Return is the return of the index from the first [trading][business] day of the current calendar quarter to the trading day immediately preceding the date[Note: may need to change this to start from the end of the previous calendar quarter]. The Quarter to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Quarter to Date Return in the future. Past performance is not indicative of future returns.
Year to Date Return: The Year to Date Return is the return of the index from the first [trading][business] day of the current calendar year to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Year to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Year to Date Return in the future. Past performance is not indicative of future returns.
3M Return: The 3 Month Return is the trailing return of the index over the past 3 month period ending in the last trading day immediately preceding the date. The 3 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 3 Month Return in the future. Past performance is not indicative of future returns.

historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 3 Month Return in the future. Past performance is not indicative of future returns.
6M Return: The 6 Month Return is the trailing return of the index over the past 6 month period ending in the last trading day immediately preceding the date. The 6 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 6 Month Return in the future. Past performance is not indicative of future returns.
1Y Return: The 1 Year Return is the trailing return of the index over the past 1 Year period ending in the last trading day immediately preceding the date. The 1 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 1 Year Return in the future. Past performance is not indicative of future returns.
2Y Return: The 2 Year Return is the trailing return of index over the past 2 Year period ending in the last trading day immediately preceding the date, and is not annualized. The 2 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 2 Year Return in the future. Past performance is not indicative of future returns.
5Y Return: The 5 Year Return is the trailing return of index over the past 5 year period ending in the last trading day immediately preceding the date, and is not annualized. The 5 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 5 Year Return in the future. Past performance is not indicative of future returns.

Analysis & Comparison
Current Level: The Current Level refers to the closing level of the Index as of the trading day immediately preceding the date you have accessed this website.
Price Date: The Price Date is the trading day immediately preceding the current day.
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Return for Period: The Return for Period is the trailing return of the over the time period specified. The Return for Period may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Return for Period in the future.
Best Month Return: The Best Month Return is the highest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Best Month Return may be based on a hypothetical, historical performance and not actual performance of the Index. There is no guarantee that the Index will achieve the Best Month Return in the future.
Worst Month Return: The Worst Month Return is the lowest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period over a given period of time. The Worst Month Return may be based on hypothetical, historical performance and not actual performance of the Index. The performance of the Index could, in the future, generate a return that is lower than the Worst Month Return displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Annualized Volatility: The Annualized Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Max Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Time to Recovery: The Time to Recovery is the [longest sub period during the specified time period from any day on which the index begins to decline to the first day on which the level of the index returns to the level it had at the beginning of the decline.] [This field will be left blank if the level of the index as of the current day is lower than the highest level reached by the index over the specified time period.] The Time to Recovery may be based on hypothetical, historical performance and not actual performance of the Index. The Time to Recovery could, in the future, be significantly longer than the Time to Recovery displayed on this website.

Volatility %: Reflects the volatility of the Index for the time period selected. The actual one month, three month, six month and one year volatility may be much different than the volatility displayed for any such period in the chart above.
Drawdown: Reflects the percentage change in each index during the specified timeframe. Each index has the drawdown set at zero percent at the beginning of the time period set forth in the chart above. The drawdown may be based on hypothetical, historical index levels and not the actual index levels. The applicable drawdown could, in the future, be larger than the drawdown displayed on this website and, accordingly, could be larger than the drawdown for any other index or investment strategy displayed on this chart

(2) Short Summary of the Risks

- The Index and underlying strategies have limited operating history.
- The reported level of the Index and most of the underlying strategies will include the deduction of an adjustment factor.
- The Index may not be successful, may not outperform any alternative strategy or achieve its 5% target volatility.
- The portfolio of underlying strategies may not be a diversified portfolio.
- The Index involves monthly rebalancing and caps the sum of the weights of all underlying strategies, at rebalance, to 200%. It is possible, although unlikely, for the weight of a single underlying strategy to be close to 200%.
- There are risks associated with momentum, carry, mean reversion or short volatility investment strategies.
- The Index comprises only notional assets and liabilities. Some underlying strategies include notional short positions.
- Correlation of performances among the underlying strategies may reduce the performance of the Index.
- The Index is an excess return index and reflects the performance of unfunded or uncollateralized investments in the assets underlying the Index.
- Commodity futures contracts underlying some of the strategies are subject to uncertain legal and regulatory regimes.
- Our affiliate, J.P. Morgan Securities plc ("JPMS plc"), is the Sponsor and Calculation Agent for the Index and underlying strategies. JPMS plc may adjust the Index or any underlying strategy in a way that affects its level.
- The Index is subject to risks associated with currency exchange, interest rates, non-US securities markets and the use of leverage and futures contracts.

(3) General Disclaimers

JPMorgan Chase & Co. ("J.P. Morgan") has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the "SEC") for any offerings to which these materials relate. Before you invest in any offering of securities by J.P. Morgan, you should read the prospectus in that registration statement, the prospectus supplement, as well as the particular product supplement, the relevant term sheet or pricing supplement, and any other documents that J.P. Morgan will file with the SEC relating to such offering for more complete information about J.P. Morgan and the offering of any securities. You may get these documents without cost by visiting EDGAR on the SEC Website at www.sec.gov. Alternatively, J.P. Morgan, any agent, or any dealer participating in the particular offering will arrange to send you the prospectus and the prospectus supplement, as well as any product supplement and term sheet or pricing supplement, if you so request by calling toll-free (800) 576-3529.

- JPMorgan JPMCCI LME Copper Price Index | Index Family : J.P. Morgan Commodity Curve Index

Asset Class	Commodity	**Region**	Multi Region	**Strategy Style**	Traditional Beta	**Strategy Type**	Access Beta	**Currency**	USD
Risk Method	None	**Bloomberg ID**	JMCXLPR	**Reuters ID**		**Core Index**	No		

Description: JPMorgan Commodity Curve Index (JPMCCI) LME Copper Price Index

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods

Time Period: 1 Year | Start Date: dd-mmm-yyyy | End Date: dd-mmm-yyyy | OK

Compare with

(•) None ( ) Reference Indices ( ) Custom

Index Performance

Index Name	Current Level	Price Date	Annualized Return	Return for Period	Number of Positive Months	Annualized Volatility	Sharpe Ratio	Max Drawdown	Time to Recovery
JPMorgan JPMCCI LME Copper Price Index	7,058.30	31-Jan-2014	-15.13%	-15.09%	5	18.19%	-0.83	-19.42%	--

Index Levels**


102
98
94
90
86
82
78
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13

Volatility(%)

( ) 1 M ( ) 3 M ( ) 6 M (•) 1 Yr

Drawdown


20.4%
20%
19.6%
19.2%
18.8%
18.4%
18%
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13

(1) Calculation descriptions

The first twelve columns reflect the performance of the index from the first trading day of the month displayed to the last trading day of that month.

The final column reflects the performance of the index for the year displayed.

- JPMorgan JPMCCI LME Copper Total Return Index | Index Family : J.P. Morgan Commodity Curve Index

Return to List Page | Indices Home

Asset Class	Commodity	Region	Multi Region	Strategy Style	Traditional Beta	Strategy Type	Access Beta	Currency	USD
Risk Method	None	Bloomberg ID	JMCXLPTR	Reuters ID		Core Index	No		

Description: JPMorgan Commodity Curve Index (JPMCCI) LME Copper Total Return Index

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods

Export Complete Index History

Select Time Period 1 Year Start Date dd-mmm-yyyy End Date dd-mmm-yyyy OK

Selected Period: 01 February 2013 to 31 January 2014

Export Current Statistics

Index Level Data

	Level	Date
Current	1149.94	31-Jan-2014
High	1367.38	04-Feb-2013
Low	1095.73	24-Jan-2013
Start	1194.39	31-Dec-2013
End	1149.94	31-Jan-2014

Risk Measures

Volatility	18.19%
Sharpe Ratio	-0.87
Maximum Drawdown	-19.87%
Monthly Maximum Drawdown	-9.11%
Embedded Index Fee	---

Return Statistics

Annualized Return	-15.80%
Number of Positive Months	5
Number of Negative Months	7

Return

Daily Return	-0.40%
Month to Date Return	---
Quarter To Date Return	-4.24%
Year To Date Return	-4.24%
3 Month Return	-2.89%
6 Month Return	0.23%
1 Year Return	-15.76%
3 Year Return	-28.26%
5 Year Return	103.69%


Index Levels
102
100
98
96
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90
88
86
84
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78
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13
Selected Start Date: 02-01-2013 Selected End Date: 01-31-2014

Monthly and Annual Return Statistics

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Year
2014	-3.72	-0.99	---	---	---	---	---	---	---	---	---	---	-3.72

2013	—	-4.30	-3.43	-6.66	3.41	-7.74	1.71	3.26	2.70	-0.84	-2.88	3.80	-8.65

(1) Calculation descriptions

The first twelve columns reflect the performance of the index from the first trading day of the month displayed to the last trading day of that month.

The final column reflects the performance of the index for the year displayed.

These returns may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the monthly and annual returns displayed in the future. Past performance is not indicative of future returns.

** - As of the date shown above, the index was calculated based on a level for such index set equal to 100 on the date specified at the "Selected Start Date". The index levels may reflect hypothetical, historical levels and not actual index levels. There is no guarantee that the index will achieve the return displayed in the chart above in the future.

Index Level Data
Current: Current refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
High: High refers to the highest closing level of the index during the time period selected, with the date on which such highest closing level occurs indicated under the "Date" column next to the High level. The High Level may be a hypothetical, historical level and not an actual level of the Index. There is no guarantee that the Index will achieve the High Level in the future.
Low: Low refers to the lowest closing level of the index during the time period selected, with the date on which such lowest closing level occurs indicated under the "Date" column next to the Low level. The Low Level may be a hypothetical, historical level and not an actual level of the Index. The level of the Index could, in the future, decline below the Low Level displayed on this website.
Start: Start refers to the closing level of the index on the first trading day of the time period indicated.
End: End refers to the closing level of the index on the last trading day of the time period indicated.

Risk Measures
Volatility: Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given Index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Maximum Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Monthly Maximum Drawdown: Monthly Maximum Drawdown is the highest Maximum Drawdown calculated for each [rolling] monthly period during the specified time period. The Monthly Maximum Drawdown may be based on hypothetical, historical index levels and not the actual index levels. The Monthly Maximum Drawdown could, in the future, be larger than the Monthly Maximum Drawdown displayed on this website.
Embedded Index Fee: The levels of the Index are reduced by a daily adjustment factor of 0.40% per annum which may have a considerable impact on the level of the Index.

Return Statistics
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Average Monthly Return: Average Monthly Return is the arithmetic average of the Monthly Returns for each [full calendar month][full monthly anniversary period] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Average Monthly Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Average Monthly Return in the future. Past performance is not indicative of future returns.
Average Monthly Return (Positive Months): Average Monthly Return (Positive Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are greater than or equal to zero. The Average Monthly Return (Positive Months) may be based on hypothetical, historical levels and not an actual level of the Index. There is no guarantee that the Average Monthly Return (Positive Months) for a financial instrument linked to the performance of the Index will achieve the Average Monthly Return (Positive Months) displayed on this website.
Average Monthly Return (Negative Months): Average Monthly Return (Negative Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are less than zero. The Average Monthly Return (Negative Months) may be based on hypothetical, historical levels and not actual levels of the Index. The Average Monthly Return (Negative Months) could, in the future, decline below the Average Monthly Return (Negative Months) displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Number of Negative Months: The Number of Negative Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that less than zero. The Number of Negative Months may be based on hypothetical, historical levels and not actual levels of the Index. The Number of Negative Months during the term of a financial instrument linked to the performance of the Index may be greater than the Number of Negative Months displayed on this website.

Return
Daily Return: The Daily Return is the return of the index from the trading day that is 2 [trading][business] days immediately preceding the current day to the [trading][business] day immediately preceding the current day. The Daily Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Daily Return in the future. Past performance is not indicative of future returns.
Month to Date Return: The Month to Date Return is the return of the index from the [first [trading][business]] day of the current calendar month to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Month to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Month to Date Return in the future. Past performance is not indicative of future returns.
Quarter to Date Return: The Quarter to Date Return is the return of the index from the first [trading][business] day of the current calendar quarter to the trading day immediately preceding the date[Note: may need to change this to start from the end of the previous calendar quarter]. The Quarter to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Quarter to Date Return in the future. Past performance is not indicative of future returns.
Year to Date Return: The Year to Date Return is the return of the index from the first [trading][business] day of the current calendar year to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Year to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index

will achieve the Year to Date Return in the future. Past performance is not indicative of future returns.
3M Return: The 3 Month Return is the trailing return of the index over the past 3 month period ending in the last trading day immediately preceding the date. The 3 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 3 Month Return in the future. Past performance is not indicative of future returns.
6M Return: The 6 Month Return is the trailing return of the index over the past 6 month period ending in the last trading day immediately preceding the date. The 6 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 6 Month Return in the future. Past performance is not indicative of future returns.
1Y Return: The 1 Year Return is the trailing return of the index over the past 1 Year period ending in the last trading day immediately preceding the date. The 1 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 1 Year Return in the future. Past performance is not indicative of future returns.
2Y Return: The 2 Year Return is the trailing return of index over the past 2 Year period ending in the last trading day immediately preceding the date, and is not annualized. The 2 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 2 Year Return in the future. Past performance is not indicative of future returns.
5Y Return: The 5 Year Return is the trailing return of index over the past 5 year period ending in the last trading day immediately preceding the date, and is not annualized. The 5 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 5 Year Return in the future. Past performance is not indicative of future returns.

Analysis & Comparison
Current Level: The Current Level refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
Price Date: The Price Date is the trading day immediately preceding the current day.
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Return for Period: The Return for Period is the trailing return of the over the time period specified. The Return for Period may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the index will achieve the Return for Period in the future.
Best Month Return: The Best Month Return is the highest Monthly Return of the index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Best Month Return may be based on a hypothetical, historical performance and not actual performance of the Index. There is no guarantee that the index will achieve the Best Month Return in the future.
Worst Month Return: The Worst Month Return is the lowest Monthly Return of the index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period over a given period of time. The Worst Month Return may be based on hypothetical, historical performance and not actual performance of the Index. The performance of the Index could, in the future, generate a return that is lower than the Worst Month Return displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Annualized Volatility: The Annualized Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic-return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Max Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Time to Recovery: The Time to Recovery is the [longest sub period during the specified time period from any day on which the index begins to decline to the first day on which the level of the index returns to the level it had at the beginning of the decline.] [This field will be left blank if the level of the index as of the current day is lower than the highest level reached by the index over the specified time period.] The Time to Recovery may be based on hypothetical, historical performance and not actual performance of the Index. The Time to Recovery could, in the future, be significantly longer than the Time to Recovery displayed on this website.

Volatility %: Reflects the volatility of the Index for the time period selected. The actual one month, three month, six month and one year volatility may be much different than the volatility displayed for any such period in the chart above
Drawdown: Reflects the percentage change in each index during the specified timeframe. Each index has the drawdown set at zero percent at the beginning of the time period set forth in the chart above. The drawdown may be based on hypothetical, historical index levels and not the actual index levels. The applicable drawdown could, in the future, be larger than the drawdown displayed on this website and, accordingly, could be larger than the drawdown for any other index or investment strategy displayed on this chart

(2) Short Summary of the Risks

- The Index and underlying strategies have limited operating history
- The reported level of the Index and most of the underlying strategies will include the deduction of an adjustment factor
- The Index may not be successful, may not outperform any alternative strategy or achieve its 5% target volatility.
- The portfolio of underlying strategies may not be a diversified portfolio.
- The Index involves monthly rebalancing and caps the sum of the weights of all underlying strategies, at rebalance, to 200%. It is possible, although unlikely, for the weight of a single underlying strategy to be close to 200%.
- There are risks associated with momentum, carry, mean reversion or short volatility investment strategies.
- The Index comprises only notional assets and liabilities. Some underlying strategies include notional short positions.
- Correlation of performances among the underlying strategies may reduce the performance of the Index.
- The Index is an excess return index and reflects the performance of unfunded or uncollateralized investments in the assets underlying the Index.
- Commodity futures contracts underlying some of the strategies are subject to uncertain legal and regulatory regimes.
- Our affiliate, J.P. Morgan Securities plc ("JPMS plc"), is the Sponsor and Calculation Agent for the Index and underlying strategies. JPMS plc may adjust the Index or any underlying strategy in a way that affects its level.
- The Index is subject to risks associated with currency exchange, interest rates, non-US securities markets and the use of leverage and futures contracts.

(3) General Disclaimers

JPMorgan Chase & Co. ("J.P. Morgan") has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the "SEC") for any offerings to which these materials relate. Before you invest in any offering of securities by J.P. Morgan, you should read the prospectus in that registration statement, the prospectus supplement, as well as the particular product supplement, the relevant term sheet or pricing supplement, and any other documents that J.P. Morgan will file with the SEC relating to such offering for more complete information about J.P. Morgan and the offering of any securities. You may

get these documents without cost by visiting EDGAR on the SEC Website at www.sec.gov. Alternatively, J.P. Morgan, any agent, or any dealer participating in the particular offering will arrange to send you the prospectus and the prospectus supplement, as well as any product supplement and term sheet or pricing supplement, if you so request by calling toll-free (800) 576-3529.

Use of Simulated Returns
Back-testing and other statistical analysis material that is provided in connection with the explanations of the potential returns of the securities linked to the Index use simulated analysis and hypothetical circumstances to estimate how it may have performed prior to its actual existence. The results obtained from such "back-testing" information should not be considered indicative of the actual results that might be obtained from an investment or participation in a financial instrument or transaction referencing the Index. J.P. Morgan provides no assurance or guarantee that the securities linked to the Index will operate or would have operated in the past in a manner consistent with these materials. The hypothetical, back-tested, historical levels presented herein have not been verified by an independent third party, and such hypothetical, back-tested, historical levels have inherent limitations. Alternative simulations, techniques, modeling or assumptions might produce significantly different results and prove to be more appropriate. Actual results will vary, perhaps materially, from the simulated returns presented in this website.

IRS Circular 230 Disclosure
We and our affiliates do not provide tax advice. Accordingly, any discussion of U.S. tax matters contained herein is not intended or written to be used, and cannot be used, in connection with the promotion, marketing or recommendation by anyone unaffiliated with J.P. Morgan of any of the matters address herein or for the purpose of avoiding U.S. tax-related penalties. Investment suitability must be determined individually for each investor, and the financial instruments described herein may not be suitable for all investors. This information is not intended to provide and should not be relied upon as providing accounting, legal, regulatory or tax advice. Investors should consult with their own advisors as to these matters.

This material is not a product of J.P. Morgan Research Departments

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

- JPMorgan JPMCCI LME Copper Total Return Index | Index Family : J.P. Morgan Commodity Curve Index

Return to List Page | Indices Home

Asset Class Commodity **Region** Multi Region **Strategy Style** Traditional Beta **Strategy Type** Access Beta **Currency** USD
Risk Method None **Bloomberg ID** JMCXLPTR **Reuters ID** **Core Index** No

Description: JPMorgan Commodity Curve Index (JPMCCI) LME Copper Total Return Index

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods
Time Period 1 Year Start Date dd-mmm-yyyy End Date dd-mmm-yyyy OK

Compare with: None Reference Indices Custom

Index Performance

Index Name	Current Level	Price Date	Annualized Return	Return for Period	Number of Positive Months	Annualized Volatility	Sharpe Ratio	Max Drawdown	Time to Recovery
JPMorgan JPMCCI LME Copper Total Return Index	1,145.54	31-Jan-2014	-15.80%	-15.76%	5	18.19%	-0.87	-19.87%	--


Index Levels**
102
98
94
90
86
82
78
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13

Volatility(%) 1 M 3 M 6 M 1 Yr


Drawdown
20.4%
20%
19.6%
19.2%
18.8%
18.4%
18%
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13

(1) Calculation descriptions

The first twelve columns reflect the performance of the index from the first trading day of the month displayed to the last trading day of that month.

- JPMorgan JPMCCI LME Lead Excess Return Index | Index Family : J.P. Morgan Commodity Curve Index

Return to List Page | Indices Home

Asset Class	Commodity	**Region**	Multi Region	**Strategy Style**	Traditional Beta	**Strategy Type**	Access Beta	**Currency**	USD
Risk Method	None	**Bloomberg ID**	JMCXLLER	**Reuters ID**		**Core Index**	No		

Description: JPMorgan Commodity Curve Index (JPMCCI) LME Lead Excess Return Index

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods

Export Complete Index History

Select Time Period: 1 Year | Start Date: dd-mmm-yyyy | End Date: dd-mmm-yyyy | OK

Selected Period: 01 February 2013 to 31 January 2014

Export Current Statistics

Index Level Data

	Level	Date
Current	218.72	31-Jan-2014
High	261.49	05-Feb-2013
Low	205.45	02-May-2013
Start	230.17	31-Dec-2013
End	218.72	31-Jan-2014

Risk Measures

Volatility	18.53%
Sharpe Ratio	-0.87
Maximum Drawdown	-21.43%
Monthly Maximum Drawdown	-0.11%
Embedded Index Fee	---

Return Statistics

Annualized Return	-16.13%
Number of Positive Months	4
Number of Negative Months	8

Return

Daily Return	-0.12%
Month to Date Return	---
Quarter To Date Return	-5.07%
Year To Date Return	-5.07%
3 Month Return	-4.22%
6 Month Return	-2.89%
1 Year Return	-16.89%
3 Year Return	-21.36%
5 Year Return	61.77%


Index Levels**
102
100
98
96
94
92
90
88
86
84
82
80
78
76
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13
Selected Start Date: 02-01-2013 Selected End Date: 01-31-2014

Monthly and Annual Return Statistics

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Year
2014	-4.97	-2.02	--	--	--	--	--	--	--	--	--	--	-4.97

2013	—	-6.23	-7.59	-4.20	8.16	-6.81	0.70	3.73	-1.94	2.88	-5.13	6.39	-7.17

(1) Calculation descriptions

The first twelve columns reflect the performance of the index from the first trading day of the month displayed to the last trading day of that month.

The final column reflects the performance of the index for the year displayed.

These returns may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the monthly and annual returns displayed in the future. Past performance is not indicative of future returns.

** - As of the date shown above, the index was calculated based on a level for such index set equal to 100 on the date specified at the "Selected Start Date". The Index levels may reflect hypothetical, historical levels and not actual index levels. There is no guarantee that the Index will achieve the return displayed in the chart above in the future.

Index Level Data
Current: Current refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
High: High refers to the highest closing level of the index during the time period selected, with the date on which such highest closing level occurs indicated under the "Date" column next to the High level. The High Level may be a hypothetical, historical level and not an actual level of the index. There is no guarantee that the Index will achieve the High Level in the future.
Low: Low refers to the lowest closing level of the index during the time period selected, with the date on which such lowest closing level occurs indicated under the "Date" column next to the Low level. The Low Level may be a hypothetical, historical level and not an actual level of the Index. The level of the Index could, in the future, decline below the Low Level displayed on this website.
Start: Start refers to the closing level of the index on the first trading day of the time period indicated.
End: End refers to the closing level of the index on the last trading day of the time period indicated.

Risk Measures
Volatility: Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Maximum Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical index levels and not actual index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Monthly Maximum Drawdown: Monthly Maximum Drawdown is the highest Maximum Drawdown calculated for each [rolling] monthly period during the specified time period. The Monthly Maximum Drawdown may be based on hypothetical, historical Index levels and not the actual Index levels. The Monthly Maximum Drawdown could, in the future, be larger than the Monthly Maximum Drawdown displayed on this website.
Embedded Index Fee: The levels of the Index are reduced by a daily adjustment factor of 0.80% per annum which may have a considerable impact on the level of the Index.

Return Statistics
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Average Monthly Return: Average Monthly Return is the arithmetic average of the Monthly Returns for each [full calendar month][full monthly anniversary period] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Average Monthly Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Average Monthly Return in the future. Past performance is not indicative of future returns.
Average Monthly Return (Positive Months): Average Monthly Return (Positive Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are greater than or equal to zero. The Average Monthly Return (Positive Months) may be based on hypothetical, historical levels and not an actual level of the Index. There is no guarantee that the Average Monthly Return (Positive Months) for a financial instrument linked to the performance of the Index will achieve the Average Monthly Return (Positive Months) displayed on this website.
Average Monthly Return (Negative Months): Average Monthly Return (Negative Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are less than zero. The Average Monthly Return (Negative Months) may be based on hypothetical, historical levels and not actual levels of the Index. The Average Monthly Return (Negative Months) could, in the future, decline below the Average Monthly Return (Negative Months) displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Number of Negative Months: The Number of Negative Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that less than zero. The Number of Negative Months may be based on hypothetical, historical levels and not actual levels of the Index. The Number of Negative Months during the term of a financial instrument linked to the performance of the index may be greater than the Number of Negative Months displayed on this website.

Return
Daily Return: The Daily Return is the return of the index from the trading day that is 2 [trading][business] days immediately preceding the current day to the [trading][business] day immediately preceding the current day. The Daily Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Daily Return in the future. Past performance is not indicative of future returns.
Month to Date Return: The Month to Date Return is the return of the index from the [first [trading][business]] day of the current calendar month to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Month to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Month to Date Return in the future. Past performance is not indicative of future returns.
Quarter to Date Return: The Quarter to Date Return is the return of the index from the first [trading][business] day of the current calendar quarter to the trading day immediately preceding the date[Note: may need to change this to start from the end of the previous calendar quarter]. The Quarter to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Quarter to Date Return in the future. Past performance is not indicative of future returns.
Year to Date Return: The Year to Date Return is the return of the index from the first [trading][business] day of the current calendar year to the trading day immediately preceding the date [Note: may need to

change this to start from the end of the previous calendar month]. The Year to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Year to Date Return in the future. Past performance is not indicative of future returns.
3M Return: The 3 Month Return is the trailing return of the Index over the past 3 month period ending in the last trading day immediately preceding the date. The 3 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 3 Month Return in the future. Past performance is not indicative of future returns.
6M Return: The 6 Month Return is the trailing return of the index over the past 6 month period ending in the last trading day immediately preceding the date. The 6 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 6 Month Return in the future. Past performance is not indicative of future returns.
1Y Return: The 1 Year Return is the trailing return of the index over the past 1 Year period ending in the last trading day immediately preceding the date. The 1 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 1 Year Return in the future. Past performance is not indicative of future returns.
2Y Return: The 2 Year Return is the trailing return of index over the past 2 Year period ending in the last trading day immediately preceding the date, and is not annualized. The 2 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 2 Year Return in the future. Past performance is not indicative of future returns.
5Y Return: The 5 Year Return is the trailing return of index over the past 5 year period ending in the last trading day immediately preceding the date, and is not annualized. The 5 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 5 Year Return in the future. Past performance is not indicative of future returns.

Analysis & Comparison
Current Level: The Current Level refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
Price Date: The Price Date is the trading day immediately preceding the current day.
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Return for Period: The Return for Period is the trailing return of the over the time period specified. The Return for Period may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Return for Period in the future.
Best Month Return: The Best Month Return is the highest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Best Month Return may be based on a hypothetical, historical performance and not actual performance of the Index. There is no guarantee that the Index will achieve the Best Month Return in the future.
Worst Month Return: The Worst Month Return is the lowest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period over a given period of time. The Worst Month Return may be based on hypothetical, historical performance and not actual performance of the Index. The performance of the Index could, in the future, generate a return that is lower than the Worst Month Return displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the Index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Annualized Volatility: The Annualized Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Max Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Time to Recovery: The Time to Recovery is the [longest sub period during the specified time period from any day on which the Index begins to decline to the first day on which the level of the index returns to the level it had at the beginning of the decline.] [This field will be left blank if the level of the index as of the current day is lower than the highest level reached by the index over the specified time period.] The Time to Recovery may be based on hypothetical, historical performance and not actual performance of the Index. The Time to Recovery could, in the future, be significantly longer than the Time to Recovery displayed on this website.

Volatility %: Reflects the volatility of the Index for the time period selected. The actual one month, three month, six month and one year volatility may be much different than the volatility displayed for any such period in the chart above
Drawdown: Reflects the percentage change in each index during the specified timeframe. Each index has the drawdown set at zero percent at the beginning of the time period set forth in the chart above. The drawdown may be based on hypothetical, historical index levels and not the actual index levels. The applicable drawdown could, in the future, be larger than the drawndown displayed on this website and, accordingly, could be larger than the drawdown for any other index or investment strategy displayed on this chart

(2) Short Summary of the Risks

- The Index and underlying strategies have limited operating history.
- The reported level of the Index and most of the underlying strategies will include the deduction of an adjustment factor.
- The Index may not be successful, may not outperform any alternative strategy or achieve its 5% target volatility.
- The portfolio of underlying strategies may not be a diversified portfolio.
- The Index involves monthly rebalancing and caps the sum of the weights of all underlying strategies, at rebalance, to 200%. It is possible, although unlikely, for the weight of a single underlying strategy to be close to 200%.
- There are risks associated with momentum, carry, mean reversion or short volatility investment strategies.
- The Index comprises only notional assets and liabilities. Some underlying strategies include notional short positions.
- Correlation of performances among the underlying strategies may reduce the performance of the Index.
- The Index is an excess return index and reflects the performance of unfunded or uncollateralized investments in the assets underlying the Index.
- Commodity futures contracts underlying some of the strategies are subject to uncertain legal and regulatory regimes.
- Our affiliate, J.P. Morgan Securities plc ("JPMS plc"), is the Sponsor and Calculation Agent for the Index and underlying strategies. JPMS plc may adjust the Index or any underlying strategy in a way that affects its level.
- The Index is subject to risks associated with currency exchange, interest rates, non-US securities markets and the use of leverage and futures contracts.

(3) General Disclaimers

JPMorgan Chase & Co. ("J.P. Morgan") has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the "SEC") for any offerings to which these materials relate. Before you invest in any offering of securities by J.P. Morgan, you should read the prospectus in that registration statement, the prospectus supplement, as well as the particular product supplement, the relevant term

- JPMorgan JPMCCI LME Lead Excess Return Index | Index Family : J.P. Morgan Commodity Curve Index

Return to List Page | Indices Home

Asset Class	Commodity	**Region**	Multi Region	**Strategy Style**	Traditional Beta	**Strategy Type**	Access Beta	**Currency**	USD
Risk Method	None	**Bloomberg ID**	JMCXLLER	**Reuters ID**		**Core Index**	No		

Description: JPMorgan Commodity Curve Index (JPMCCI) LME Lead Excess Return Index

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods

Time Period 1 Year Start Date dd-mmm-yyyy End Date dd-mmm-yyyy OK

Compare with

None Reference Indices Custom

Index Performance

Index Name	Current Level	Price Date	Annualized Return	Return for Period	Number of Positive Months	Annualized Volatility	Sharpe Ratio	Max Drawdown	Time to Recovery
JPMorgan JPMCCI LME Lead Excess Return Index	218.72	31-Jan-2014	-16.13%	-16.09%	4	18.53%	-0.87	-21.43%	--

Index Levels**


100
96
92
88
84
80
76
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13

Volatility(%)

1 M 3 M 6 M 1 Yr

Drawdown


26%
25%
24%
23%
22%
21%
20%
19%
18%
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13

(1) Calculation descriptions

The first twelve columns reflect the performance of the index from the first trading day of the month displayed to the last trading day of that month.

- JPMorgan JPMCCI LME Lead Price Index | Index Family : J.P. Morgan Commodity Curve Index

Return to List Page | Indices Home

Asset Class	Commodity	**Region**	Multi Region	**Strategy Style**	Traditional Beta	**Strategy Type**	Access Beta	**Currency**	USD
Risk Method	None	**Bloomberg ID**	JMCXLLPI	**Reuters ID**		**Core Index**	No		

Description: JPMorgan Commodity Curve Index (JPMCCI) LME Lead Price Index

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods Export Complete Index History

Select Time Period 1 Year Start Date dd-mmm-yyyy End Date dd-mmm-yyyy OK

Selected Period: 01 February 2013 to 31 January 2014 Export Current Statistics

Index Level Data

	Level	Date
Current	2114.66	31-Jan-2014
High	2463.76	05-Feb-2013
Low	1947.24	02-May-2013
Start	2221.56	31-Dec-2013
End	2114.66	31-Jan-2014

Risk Measures

Volatility	18.51%
Sharpe Ratio	-0.75
Maximum Drawdown	-20.96%
Monthly Maximum Drawdown	-0.11%
Embedded Index Fee	---

Return Statistics

Annualized Return	-13.90%
Number of Positive Months	4
Number of Negative Months	8

Return

Daily Return	-0.12%
Month to Date Return	---
Quarter To Date Return	-4.93%
Year To Date Return	-4.93%
3 Month Return	-3.51%
6 Month Return	-0.57%
1 Year Return	-13.86%
3 Year Return	-17.03%
5 Year Return	80.33%


Index Levels**
102
100
98
96
94
92
90
88
86
84
82
80
78
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13
Selected Start Date: 02-01-2013 Selected End Date: 01-31-2014

Monthly and Annual Return Statistics

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Year
2014	-4.81	-2.02	—	—	—	—	—	—	—	—	—	—	-4.81
2013	—	-6.02	-7.46	-3.98	8.47	-6.74	0.82	3.93	-1.68	3.22	-4.77	6.63	-4.72

(1) Calculation descriptions

The first twelve columns reflect the performance of the index from the first trading day of the month displayed to the last trading day of that month.

The final column reflects the performance of the index for the year displayed.

These returns may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the monthly and annual returns displayed in the future. Past performance is not indicative of future returns.

** - As of the date shown above, the index was calculated based on a level for such index set equal to 100 on the date specified at the "Selected Start Date". The index levels may reflect hypothetical, historical levels and not actual index levels. There is no guarantee that the Index will achieve the return displayed in the chart above in the future.

Index Level Data
Current: Current refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
High: High refers to the highest closing level of the index during the time period selected, with the date on which such highest closing level occurs indicated under the "Date" column next to the High level. The High Level may be a hypothetical, historical level and not an actual level of the Index. There is no guarantee that the Index will achieve the High Level in the future.
Low: Low refers to the lowest closing level of the index during the time period selected, with the date on which such lowest closing level occurs indicated under the "Date" column next to the Low level. The Low Level may be a hypothetical, historical level and not an actual level of the Index. The level of the Index could, in the future, decline below the Low Level displayed on this website.
Start: Start refers to the closing level of the index on the first trading day of the time period indicated.
End: End refers to the closing level of the index on the last trading day of the time period indicated.

Risk Measures
Volatility: Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Maximum Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical index levels and not actual index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Monthly Maximum Drawdown: Monthly Maximum Drawdown is the highest Maximum Drawdown calculated for each [rolling] monthly period during the specified time period. The Monthly Maximum Drawdown may be based on hypothetical, historical index levels and not the actual index levels. The Monthly Maximum Drawdown could, in the future, be larger than the Monthly Maximum Drawdown displayed on this website.
Embedded Index Fee: The levels of the Index are reduced by a daily adjustment factor of 0.80% per annum which may have a considerable impact on the level of the Index.

Return Statistics
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Average Monthly Return: Average Monthly Return is the arithmetic average of the Monthly Returns for each [full calendar month][full monthly anniversary period] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Average Monthly Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the index will achieve the Average Monthly Return in the future. Past performance is not indicative of future returns.
Average Monthly Return (Positive Months): Average Monthly Return (Positive Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are greater than or equal to zero. The Average Monthly Return (Positive Months) may be based on hypothetical, historical levels and not an actual level of the Index. There is no guarantee that the Average Monthly Return (Positive Months) for a financial instrument linked to the performance of the Index will achieve the Average Monthly Return (Positive Months) displayed on this website.
Average Monthly Return (Negative Months): Average Monthly Return (Negative Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are less than zero. The Average Monthly Return (Negative Months) may be based on hypothetical, historical levels and not actual levels of the Index. The Average Monthly Return (Negative Months) could, in the future, decline below the Average Monthly Return (Negative Months) displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Number of Negative Months: The Number of Negative Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that less than zero. The Number of Negative Months may be based on hypothetical, historical levels and not actual levels of the Index. The Number of Negative Months during the term of a financial instrument linked to the performance of the Index may be greater than the Number of Negative Months displayed on this website.

Return
Daily Return: The Daily Return is the return of the index from the trading day that is 2 [trading][business] days immediately preceding the current day to the [trading][business] day immediately preceding the current day. The Daily Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Daily Return in the future. Past performance is not indicative of future returns.
Month to Date Return: The Month to Date Return is the return of the index from the [first [trading][business]] day of the current calendar month to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Month to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Month to Date Return in the future. Past performance is not indicative of future returns.
Quarter to Date Return: The Quarter to Date Return is the return of the index from the first [trading][business] day of the current calendar quarter to the trading day immediately preceding the date[Note: may need to change this to start from the end of the previous calendar quarter]. The Quarter to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Quarter to Date Return in the future. Past performance is not indicative of future returns.
Year to Date Return: The Year to Date Return is the return of the index from the first [trading][business] day of the current calendar year to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Year to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Year to Date Return in the future. Past performance is not indicative of future returns.
3M Return: The 3 Month Return is the trailing return of the index over the past 3 month period ending in the last trading day immediately preceding the date. The 3 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 3 Month Return in the future. Past performance is not indicative of future returns.

6M Return: The 6 Month Return is the trailing return of the index over the past 6 month period ending in the last trading day immediately preceding the date. The 6 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 6 Month Return in the future. Past performance is not indicative of future returns.
1Y Return: The 1 Year Return is the trailing return of the index over the past 1 Year period ending in the last trading day immediately preceding the date. The 1 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 1 Year Return in the future. Past performance is not indicative of future returns.
2Y Return: The 2 Year Return is the trailing return of index over the past 2 Year period ending in the last trading day immediately preceding the date, and is not annualized. The 2 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 2 Year Return in the future. Past performance is not indicative of future returns.
5Y Return: The 5 Year Return is the trailing return of index over the past 5 year period ending in the last trading day immediately preceding the date, and is not annualized. The 5 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 5 Year Return in the future. Past performance is not indicative of future returns.

Analysis & Comparison
Current Level: The Current Level refers to the closing level of the Index as of the trading day immediately preceding the date you have accessed this website.
Price Date: The Price Date is the trading day immediately preceding the current day.
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Return for Period: The Return for Period is the trailing return of the over the time period specified. The Return for Period may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Return for Period in the future.
Best Month Return: The Best Month Return is the highest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Best Month Return may be based on a hypothetical, historical performance and not actual performance of the Index. There is no guarantee that the Index will achieve the Best Month Return in the future.
Worst Month Return: The Worst Month Return is the lowest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period over a given period of time. The Worst Month Return may be based on hypothetical, historical performance and not actual performance of the Index. The performance of the Index could, in the future, generate a return that is lower than the Worst Month Return displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Annualized Volatility: The Annualized Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Max Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Time to Recovery: The Time to Recovery is the [longest sub period during the specified time period from any day on which the index begins to decline to the first day on which the level of the index returns to the level it had at the beginning of the decline.] [This field will be left blank if the level of the index as of the current day is lower than the highest level reached by the index over the specified time period.] The Time to Recovery may be based on hypothetical, historical performance and not actual performance of the Index. The Time to Recovery could, in the future, be significantly longer than the Time to Recovery displayed on this website.

Volatility %: Reflects the volatility of the Index for the time period selected. The actual one month, three month, six month and one year volatility may be much different than the volatility displayed for any such period in the chart above
Drawdown: Reflects the percentage change in each index during the specified timeframe. Each index has the drawdown set at zero percent at the beginning of the time period set forth in the chart above. The drawdown may be based on hypothetical, historical index levels and not the actual index levels. The applicable drawdown could, in the future, be larger than the drawdown displayed on this website and, accordingly, could be larger than the drawdown for any other index or investment strategy displayed on this chart

(2) Short Summary of the Risks

- The Index and underlying strategies have limited operating history.
- The reported level of the Index and most of the underlying strategies will include the deduction of an adjustment factor.
- The Index may not be successful, may not outperform any alternative strategy or achieve its 5% target volatility.
- The portfolio of underlying strategies may not be a diversified portfolio.
- The Index involves monthly rebalancing and caps the sum of the weights of all underlying strategies, at rebalance, to 200%. It is possible, although unlikely, for the weight of a single underlying strategy to be close to 200%.
- There are risks associated with momentum, carry, mean reversion or short volatility investment strategies.
- The Index comprises only notional assets and liabilities. Some underlying strategies include notional short positions.
- Correlation of performances among the underlying strategies may reduce the performance of the Index.
- The Index is an excess return index and reflects the performance of unfunded or uncollateralized investments in the assets underlying the Index.
- Commodity futures contracts underlying some of the strategies are subject to uncertain legal and regulatory regimes.
- Our affiliate, J.P. Morgan Securities plc ("JPMS plc"), is the Sponsor and Calculation Agent for the Index and underlying strategies. JPMS plc may adjust the Index or any underlying strategy in a way that affects its level.
- The Index is subject to risks associated with currency exchange, interest rates, non-US securities markets and the use of leverage and futures contracts.

(3) General Disclaimers

JPMorgan Chase & Co. ("J.P. Morgan") has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the "SEC") for any offerings to which these materials relate. Before you invest in any offering of securities by J.P. Morgan, you should read the prospectus in that registration statement, the prospectus supplement, as well as the particular product supplement, the relevant term sheet or pricing supplement, and any other documents that J.P. Morgan will file with the SEC relating to such offering for more complete information about J.P. Morgan and the offering of any securities. You may get these documents without cost by visiting EDGAR on the SEC Website at www.sec.gov. Alternatively, J.P. Morgan, any agent, or any dealer participating in the particular offering will arrange to send you the prospectus and the prospectus supplement, as well as any product supplement and term sheet or pricing supplement, if you so request by calling toll-free (800) 576-3525.

- JPMorgan JPMCCI LME Lead Price Index | Index Family : J.P. Morgan Commodity Curve Index

Return to List Page | Indices Home

Asset Class	Commodity	**Region**	Multi Region	**Strategy Style**	Traditional Beta	**Strategy Type**	Access Beta	**Currency**	USD
Risk Method	None	**Bloomberg ID**	JMCXLLPI	**Reuters ID**		**Core Index**	No		

Description: JPMorgan Commodity Curve Index (JPMCCI) LME Lead Price Index

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods

Time Period 1 Year Start Date dd-mmm-yyyy End Date dd-mmm-yyyy OK

Compare with None Reference Indices Custom

Index Performance

Index Name	Current Level	Price Date	Annualized Return	Return for Period	Number of Positive Months	Annualized Volatility	Sharpe Ratio	Max Drawdown	Time to Recovery
JPMorgan JPMCCI LME Lead Price Index	2,114.66	31-Jan-2014	-13.90%	-13.86%	4	18.61%	-0.78	-20.96%	--

Index Levels**


102
98
94
90
86
82
78
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13

Volatility(%)

1M 3M 6M 1Yr

Drawdown


26%
25%
24%
23%
22%
21%
20%
19%
18%
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13

(1) Calculation descriptions

The first twelve columns reflect the performance of the index from the first trading day of the month displayed to the last trading day of that month.

The final column reflects the performance of the index for the year displayed.

- JPMorgan JPMCCI LME Lead Total Return Index | Index Family : J.P. Morgan Commodity Curve Index

Return to List Page | Indices Home

Asset Class	Commodity	**Region**	Multi Region	**Strategy Style**	Traditional Beta	**Strategy Type**	Access Beta	**Currency**	USD
Risk Method	None	**Bloomberg ID**	JMCXLLTR	**Reuters ID**		**Core Index**	No		

Description: JPMorgan Commodity Curve Index (JPMCCI) LME Lead Total Return Index

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods

Export Complete Index History

Select Time Period: 1 Year Start Date: dd-mmm-yyyy End Date: dd-mmm-yyyy OK

Selected Period: 01 February 2013 to 31 January 2014

Export Current Statistics

Index Level Data

	Level	Date
Current	477.57	31-Jan-2014
High	570.62	05-Feb-2013
Low	448.43	02-May-2013
Start	502.55	31-Dec-2013
End	477.57	31-Jan-2014

Risk Measures

Volatility	18.53%
Sharpe Ratio	-0.87
Maximum Drawdown	-21.41%
Monthly Maximum Drawdown	-0.11%
Embedded Index Fee	—

Return Statistics

Annualized Return	-16.08%
Number of Positive Months	4
Number of Negative Months	8

Return

Daily Return	-0.12%
Month to Date Return	—
Quarter To Date Return	-5.07%
Year To Date Return	-5.07%
3 Month Return	-4.21%
6 Month Return	-2.06%
1 Year Return	-16.04%
3 Year Return	-21.21%
5 Year Return	62.57%


Index Levels**
102
100
98
96
94
92
90
88
86
84
82
80
78
76
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13
Selected Start Date: 02-01-2013 Selected End Date: 01-31-2014

Monthly and Annual Return Statistics

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Year
2014	-4.97	-2.02	—	—	—	—	—	—	—	—	—	—	-4.97

2013	—	-6.23	-7.58	-4.20	8.19	-6.81	0.70	3.72	-1.94	2.89	-6.12	6.40	-7.12

(1) Calculation descriptions

The first twelve columns reflect the performance of the index from the first trading day of the month displayed to the last trading day of that month.

The final column reflects the performance of the index for the year displayed.

These returns may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the index will achieve the monthly and annual returns displayed in the future. Past performance is not indicative of future returns.

** - As of the date shown above, the index was calculated based on a level for such index set equal to 100 on the date specified at the "Selected Start Date". The Index levels may reflect hypothetical, historical levels and not actual index levels. There is no guarantee that the index will achieve the return displayed in the chart above in the future.

Index Level Data
Current: Current refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
High: High refers to the highest closing level of the index during the time period selected, with the date on which such highest closing level occurs indicated under the "Date" column next to the High level. The High Level may be a hypothetical, historical level and not an actual level of the index. There is no guarantee that the index will achieve the High Level in the future.
Low: Low refers to the lowest closing level of the index during the time period selected, with the date on which such lowest closing level occurs indicated under the "Date" column next to the Low level. The Low Level may be a hypothetical, historical level and not an actual level of the index. The level of the index could, in the future, decline below the Low Level displayed on this website.
Start: Start refers to the closing level of the index on the first trading day of the time period indicated.
End: End refers to the closing level of the index on the last trading day of the time period indicated.

Risk Measures
Volatility: Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Maximum Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical index levels and not actual index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Monthly Maximum Drawdown: Monthly Maximum Drawdown is the highest Maximum Drawdown calculated for each [rolling] monthly period during the specified time period. The Monthly Maximum Drawdown may be based on hypothetical, historical index levels and not the actual index levels. The Monthly Maximum Drawdown could, in the future, be larger than the Monthly Maximum Drawdown displayed on this website.
Embedded Index Fee: The levels of the index are reduced by a daily adjustment factor of 0.80% per annum which may have a considerable impact on the level of the index.

Return Statistics
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Average Monthly Return: Average Monthly Return is the arithmetic average of the Monthly Returns for each [full calendar month][full monthly anniversary period] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Average Monthly Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the index will achieve the Average Monthly Return in the future. Past performance is not indicative of future returns.
Average Monthly Return (Positive Months): Average Monthly Return (Positive Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are greater than or equal to zero. The Average Monthly Return (Positive Months) may be based on hypothetical, historical levels and not an actual level of the index. There is no guarantee that the Average Monthly Return (Positive Months) for a financial instrument linked to the performance of the index will achieve the Average Monthly Return (Positive Months) displayed on this website.
Average Monthly Return (Negative Months): Average Monthly Return (Negative Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are less than zero. The Average Monthly Return (Negative Months) may be based on hypothetical, historical levels and not actual levels of the index. The Average Monthly Return (Negative Months) could, in the future, decline below the Average Monthly Return (Negative Months) displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Number of Negative Months: The Number of Negative Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that less than zero. The Number of Negative Months may be based on hypothetical, historical levels and not actual levels of the index. The Number of Negative Months during the term of a financial instrument linked to the performance of the index may be greater than the Number of Negative Months displayed on this website.

Return
Daily Return: The Daily Return is the return of the index from the trading day that is 2 [trading][business] days immediately preceding the current day to the [trading][business] day immediately preceding the current day. The Daily Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the index will achieve the Daily Return in the future. Past performance is not indicative of future returns.
Month to Date Return: The Month to Date Return is the return of the index from the [first [trading][business]] day of the current calendar month to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Month to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the index will achieve the Month to Date Return in the future. Past performance is not indicative of future returns.
Quarter to Date Return: The Quarter to Date Return is the return of the index from the first [trading][business] day of the current calendar quarter to the trading day immediately preceding the date[Note: may need to change this to start from the end of the previous calendar quarter]. The Quarter to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the index will achieve the Quarter to Date Return in the future. Past performance is not indicative of future returns.
Year to Date Return: The Year to Date Return is the return of the index from the first [trading][business] day of the current calendar year to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Year to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the index

change this to start from the end of the previous calendar month). The Year to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Year to Date Return in the future. Past performance is not indicative of future returns.
3M Return: The 3 Month Return is the trailing return of the index over the past 3 month period ending in the last trading day immediately preceding the date. The 3 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 3 Month Return in the future. Past performance is not indicative of future returns.
6M Return: The 6 Month Return is the trailing return of the index over the past 6 month period ending in the last trading day immediately preceding the date. The 6 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 6 Month Return in the future. Past performance is not indicative of future returns.
1Y Return: The 1 Year Return is the trailing return of the index over the past 1 Year period ending in the last trading day immediately preceding the date. The 1 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 1 Year Return in the future. Past performance is not indicative of future returns.
2Y Return: The 2 Year Return is the trailing return of index over the past 2 Year period ending in the last trading day immediately preceding the date, and is not annualized. The 2 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 2 Year Return in the future. Past performance is not indicative of future returns.
5Y Return: The 5 Year Return is the trailing return of index over the past 5 year period ending in the last trading day immediately preceding the date, and is not annualized. The 5 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 5 Year Return in the future. Past performance is not indicative of future returns.

Analysis & Comparison
Current Level: The Current Level refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
Price Date: The Price Date is the trading day immediately preceding the current day.
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Return for Period: The Return for Period is the trailing return of the over the time period specified. The Return for Period may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Return for Period in the future.
Best Month Return: The Best Month Return is the highest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Best Month Return may be based on a hypothetical, historical performance and not actual performance of the Index. There is no guarantee that the Index will achieve the Best Month Return in the future.
Worst Month Return: The Worst Month Return is the lowest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period over a given period of time. The Worst Month Return may be based on hypothetical, historical performance and not actual performance of the Index. The performance of the Index could, in the future, generate a return that is lower than the Worst Month Return displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Annualized Volatility: The Annualized Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Max Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Time to Recovery: The Time to Recovery is the [longest sub period during the specified time period from any day on which the index begins to decline to the first day on which the level of the index returns to the level it had at the beginning of the decline.] [This field will be left blank if the level of the index as of the current day is lower than the highest level reached by the index over the specified time period.] The Time to Recovery may be based on hypothetical, historical performance and not actual performance of the Index. The Time to Recovery could, in the future, be significantly longer than the Time to Recovery displayed on this website.

Volatility %: Reflects the volatility of the Index for the time period selected. The actual one month, three month, six month and one year volatility may be much different than the volatility displayed for any such period in the chart above
Drawdown: Reflects the percentage change in each index during the specified timeframe. Each index has the drawdown set at zero percent at the beginning of the time period set forth in the chart above. The drawdown may be based on hypothetical, historical index levels and not the actual index levels. The applicable drawdown could, in the future, be larger than the drawdown displayed on this website and, accordingly, could be larger than the drawdown for any other index or investment strategy displayed on this chart

(2) Short Summary of the Risks

- The Index and underlying strategies have limited operating history.
- The reported level of the Index and most of the underlying strategies will include the deduction of an adjustment factor.
- The Index may not be successful, may not outperform any alternative strategy or achieve its 5% target volatility.
- The portfolio of underlying strategies may not be a diversified portfolio.
- The Index involves monthly rebalancing and caps the sum of the weights of all underlying strategies, at rebalance, to 200%. It is possible, although unlikely, for the weight of a single underlying strategy to be close to 200%.
- There are risks associated with momentum, carry, mean reversion or short volatility investment strategies.
- The Index comprises only notional assets and liabilities. Some underlying strategies include notional short positions.
- Correlation of performances among the underlying strategies may reduce the performance of the Index.
- The Index is an excess return index and reflects the performance of unfunded or uncollateralized investments in the assets underlying the Index.
- Commodity futures contracts underlying some of the strategies are subject to uncertain legal and regulatory regimes.
- Our affiliate, J.P. Morgan Securities plc ("JPMS plc"), is the Sponsor and Calculation Agent for the Index and underlying strategies. JPMS plc may adjust the Index or any underlying strategy in a way that affects its level.
- The Index is subject to risks associated with currency exchange, interest rates, non-US securities markets and the use of leverage and futures contracts.

(3) General Disclaimers

JPMorgan Chase & Co. ("J.P. Morgan") has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the "SEC") for any offerings to which these materials relate. Before you invest in any offering of securities by J.P. Morgan, you should read the prospectus in that registration statement, the prospectus supplement, as well as the particular product supplement, the relevant term

- JPMorgan JPMCCI LME Lead Total Return Index | Index Family : J.P. Morgan Commodity Curve Index

Return to List Page | Indices Home

Asset Class	Commodity	**Region**	Multi Region	**Strategy Style**	Traditional Beta	**Strategy Type**	Access Beta	**Currency**	USD
Risk Method	None	**Bloomberg ID**	JMCXLLTR	**Reuters ID**		**Core Index**	No		

Description: JPMorgan Commodity Curve Index (JPMCCI) LME Lead Total Return Index

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods

Time Period 1 Year Start Date dd-mmm-yyyy End Date dd-mmm-yyyy OK

Compare with

None Reference Indices Custom

Index Performance

Index Name	Current Level	Price Date	Annualized Return	Return for Period	Number of Positive Months	Annualized Volatility	Sharpe Ratio	Max Drawdown	Time to Recovery
JPMorgan JPMCCI LME Lead Total Return Index	477.57	31-Jan-2014	-16.08%	-16.04%	4	18.53%	-0.87	-21.41%	--

Index Levels**


100
96
92
88
84
80
76
Feb 13 Apr 13 Jun 13 Aug 13 Oct 13 Dec 13

Volatility(%)

1 M 3 M 6 M 1 Yr

Drawdown


26%
25%
24%
23%
22%
21%
20%
19%
18%
Feb 13 Apr 13 Jun 13 Aug 13 Oct 13 Dec 13

(1) Calculation descriptions

The first twelve columns reflect the performance of the index from the first trading day of the month displayed to the last trading day of that month.

- JPMorgan JPMCCI LME Nickel Excess Return Index | Index Family : J.P. Morgan Commodity Curve Index

Return to List Page | Indices Home

Asset Class	Commodity	**Region**	Multi Region	**Strategy Style**	Traditional Beta	**Strategy Type**	Access Beta	**Currency**	USD
Risk Method	None	**Bloomberg ID**	JMCXLNER	**Reuters ID**		**Core Index**	No		

Description: JPMorgan Commodity Curve Index (JPMCCI) LME Nickel Excess Return Index

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods | Export Complete Index History

Select Time Period: 1 Year | Start Date: dd-mmm-yyyy | End Date: dd-mmm-yyyy | OK

Selected Period: 01 February 2013 to 31 January 2014 | Export Current Statistics

Index Level Data

	Level	Date
Current	218.10	31-Jan-2014
High	297.62	04-Feb-2013
Low	208.11	27-Nov-2013
Start	217.39	31-Dec-2013
End	218.10	31-Jan-2014

Risk Measures

Volatility	21.80%
Sharpe Ratio	-1.21
Maximum Drawdown	-30.08%
Monthly Maximum Drawdown	-0.11%
Embedded Index Fee	—

Return Statistics

Annualized Return	-26.39%
Number of Positive Months	4
Number of Negative Months	8

Return

Daily Return	1.23%
Month to Date Return	—
Quarter To Date Return	-0.42%
Year To Date Return	-0.42%
3 Month Return	-4.58%
6 Month Return	-1.23%
1 Year Return	-28.33%
3 Year Return	-51.11%
5 Year Return	14.39%


Index Levels**
100
96
92
88
84
80
76
72
68
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13
Selected Start Date: 02-01-2013 Selected End Date: 01-31-2014

Monthly and Annual Return Statistics

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Year
2014	0.33	-1.17	—	—	—	—	—	—	—	—	—	—	0.33

2013	—	-9.50	0.23	-7.72	-3.80	-7.65	1.03	-0.71	0.96	4.47	-7.65	2.69	-19.96

(1) Calculation descriptions

The first twelve columns reflect the performance of the index from the first trading day of the month displayed to the last trading day of that month.

The final column reflects the performance of the index for the year displayed.

These returns may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the monthly and annual returns displayed in the future. Past performance is not indicative of future returns.

** - As of the date shown above, the index was calculated based on a level for such index set equal to 100 on the date specified at the "Selected Start Date". The Index levels may reflect hypothetical, historical levels and not actual index levels. There is no guarantee that the Index will achieve the return displayed in the chart above in the future.

Index Level Data
Current: Current refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
High: High refers to the highest closing level of the index during the time period selected, with the date on which such highest closing level occurs indicated under the "Date" column next to the High level. The High Level may be a hypothetical, historical level and not an actual level of the Index. There is no guarantee that the Index will achieve the High Level in the future.
Low: Low refers to the lowest closing level of the index during the time period selected, with the date on which such lowest closing level occurs indicated under the "Date" column next to the Low level. The Low Level may be a hypothetical, historical level and not an actual level of the Index. The level of the Index could, in the future, decline below the Low Level displayed on this website.
Start: Start refers to the closing level of the index on the first trading day of the time period indicated.
End: End refers to the closing level of the index on the last trading day of the time period indicated.

Risk Measures
Volatility: Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Maximum Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Monthly Maximum Drawdown: Monthly Maximum Drawdown is the highest Maximum Drawdown calculated for each [rolling] monthly period during the specified time period. The Monthly Maximum Drawdown may be based on hypothetical, historical Index levels and not the actual Index levels. The Monthly Maximum Drawdown could, in the future, be larger than the Monthly Maximum Drawdown displayed on this website.
Embedded Index Fee: The levels of the Index are reduced by a daily adjustment factor of 0.86% per annum which may have a considerable impact on the level of the Index.

Return Statistics
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Average Monthly Return: Average Monthly Return is the arithmetic average of the Monthly Returns for each [full calendar month][full monthly anniversary period] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Average Monthly Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Average Monthly Return in the future. Past performance is not indicative of future returns.
Average Monthly Return (Positive Months): Average Monthly Return (Positive Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are greater than or equal to zero. The Average Monthly Return (Positive Months) may be based on hypothetical, historical levels and not an actual level of the Index. There is no guarantee that the Average Monthly Return (Positive Months) for a financial instrument linked to the performance of the Index will achieve the Average Monthly Return (Positive Months) displayed on this website.
Average Monthly Return (Negative Months): Average Monthly Return (Negative Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are less than zero. The Average Monthly Return (Negative Months) may be based on hypothetical, historical levels and not actual levels of the Index. The Average Monthly Return (Negative Months) could, in the future, decline below the Average Monthly Return (Negative Months) displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Number of Negative Months: The Number of Negative Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that less than zero. The Number of Negative Months may be based on hypothetical, historical levels and not actual levels of the Index. The Number of Negative Months during the term of a financial instrument linked to the performance of the Index may be greater than the Number of Negative Months displayed on this website.

Return
Daily Return: The Daily Return is the return of the index from the trading day that is 2 [trading][business] days immediately preceding the current day to the [trading][business] day immediately preceding the current day. The Daily Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Daily Return in the future. Past performance is not indicative of future returns.
Month to Date Return: The Month to Date Return is the return of the index from the [first [trading][business]] day of the current calendar month to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Month to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Month to Date Return in the future. Past performance is not indicative of future returns.
Quarter to Date Return: The Quarter to Date Return is the return of the index from the first [trading][business] day of the current calendar quarter to the trading day immediately preceding the date[Note: may need to change this to start from the end of the previous calendar quarter]. The Quarter to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Quarter to Date Return in the future. Past performance is not indicative of future returns.

Year to Date Return: The Year to Date Return is the return of the index from the first [trading][business] day of the current calendar year to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Year to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Year to Date Return in the future. Past performance is not indicative of future returns.
3M Return: The 3 Month Return is the trailing return of the index over the past 3 month period ending in the last trading day immediately preceding the date. The 3 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 3 Month Return in the future. Past performance is not indicative of future returns.
6M Return: The 6 Month Return is the trailing return of the index over the past 6 month period ending in the last trading day immediately preceding the date. The 6 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 6 Month Return in the future. Past performance is not indicative of future returns.
1Y Return: The 1 Year Return is the trailing return of the index over the past 1 Year period ending in the last trading day immediately preceding the date. The 1 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 1 Year Return in the future. Past performance is not indicative of future returns.
2Y Return: The 2 Year Return is the trailing return of index over the past 2 Year period ending in the last trading day immediately preceding the date, and is not annualized. The 2 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 2 Year Return in the future. Past performance is not indicative of future returns.
5Y Return: The 5 Year Return is the trailing return of index over the past 5 year period ending in the last trading day immediately preceding the date, and is not annualized. The 5 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 5 Year Return in the future. Past performance is not indicative of future returns.

Analysis & Comparison
Current Level: The Current Level refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
Price Date: The Price Date is the trading day immediately preceding the current day.
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Return for Period: The Return for Period is the trailing return of the over the time period specified. The Return for Period may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Return for Period in the future.
Best Month Return: The Best Month Return is the highest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Best Month Return may be based on a hypothetical, historical performance and not actual performance of the Index. There is no guarantee that the Index will achieve the Best Month Return in the future.
Worst Month Return: The Worst Month Return is the lowest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period over a given period of time. The Worst Month Return may be based on hypothetical, historical performance and not actual performance of the Index. The performance of the Index could, in the future, generate a return that is lower than the Worst Month Return displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Annualized Volatility: The Annualized Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the volatility shown. Actual annualized volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Max Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical index levels and not actual index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Time to Recovery: The Time to Recovery is the [longest sub period during the specified time period from any day on which the index begins to decline to the first day on which the level of the index returns to the level it had at the beginning of the decline.] [This field will be left blank if the level of the index as of the current day is lower than the highest level reached by the index over the specified time period.] The Time to Recovery may be based on hypothetical, historical performance and not actual performance of the Index. The Time to Recovery could, in the future, be significantly longer than the Time to Recovery displayed on this website.

Volatility %: Reflects the volatility of the Index for the time period selected. The actual one month, three month, six month and one year volatility may be much different than the volatility displayed for any such period in the chart above
Drawdown: Reflects the percentage change in each index during the specified timeframe. Each index has the drawdown set at zero percent at the beginning of the time period set forth in the chart above. The drawdown may be based on hypothetical, historical index levels and not the actual index levels. The applicable drawdown could, in the future, be larger than the drawdown displayed on this website and, accordingly, could be larger than the drawdown for any other index or investment strategy displayed on this chart

(2) Short Summary of the Risks

- The Index and underlying strategies have limited operating history
- The reported level of the Index and most of the underlying strategies will include the deduction of an adjustment factor
- The Index may not be successful, may not outperform any alternative strategy or achieve its 5% target volatility
- The portfolio of underlying strategies may not be a diversified portfolio.
- The Index involves monthly rebalancing and caps the sum of the weights of all underlying strategies, at rebalance, to 200%. It is possible, although unlikely, for the weight of a single underlying strategy to be close to 200%.
- There are risks associated with momentum, carry, mean reversion or short volatility investment strategies.
- The Index comprises only notional assets and liabilities. Some underlying strategies include notional short positions.
- Correlation of performances among the underlying strategies may reduce the performance of the Index.
- The Index is an excess return index and reflects the performance of unfunded or uncollateralized investments in the assets underlying the Index.
- Commodity futures contracts underlying some of the strategies are subject to uncertain legal and regulatory regimes.
- Our affiliate, J.P. Morgan Securities plc ("JPMS plc"), is the Sponsor and Calculation Agent for the Index and underlying strategies. JPMS plc may adjust the Index or any underlying strategy in a way that affects its level.
- The Index is subject to risks associated with currency exchange, interest rates, non-US securities markets and the use of leverage and futures contracts.

(3) General Disclaimers

JPMorgan Chase & Co. ("J.P. Morgan") has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the "SEC") for any offerings to which these materials relate. Before

- JPMorgan JPMCCI LME Nickel Excess Return Index | Index Family : J.P. Morgan Commodity Curve Index

Return to List Page | Indices Home

Asset Class	Commodity	**Region**	Multi Region	**Strategy Style**	Traditional Beta	**Strategy Type**	Access Beta	**Currency**	USD
Risk Method	None	**Bloomberg ID**	JMCXLNER	**Reuters ID**		**Core Index**	No		

Description: JPMorgan Commodity Curve Index (JPMCCI) LME Nickel Excess Return Index

SUMMARY ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods
Time Period 1 Year Start Date dd-mmm-yyyy End Date dd-mmm-yyyy OK

Compare with
None Reference Indices Custom

Index Performance

Index Name	Current Level	Price Date	Annualized Return	Return for Period	Number of Positive Months	Annualized Volatility	Sharpe Ratio	Max Drawdown	Time to Recovery
JPMorgan JPMCCI LME Nickel Excess Return Index	218.10	31-Jan-2014	-28.39%	-28.33%	4	21.80%	-1.21	-30.08%	--

Index Levels**


100
96
92
88
84
80
76
72
68
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13

Volatility(%)

1 M 3 M 6 M 1 Yr

Drawdown


27%
26%
25%
24%
23%
22%
21%
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13

(1) Calculation descriptions

The first twelve columns reflect the performance of the index from the first trading day of the month displayed to the last trading day of that month.

- JPMorgan JPMCCI LME Nickel Price Index | Index Family : J.P. Morgan Commodity Curve Index

Return to List Page | Indices Home

Asset Class	Commodity	**Region**	Multi Region	**Strategy Style**	Traditional Beta	**Strategy Type**	Access Beta	**Currency**	USD
Risk Method	None	**Bloomberg ID**	JMCXLNPI	**Reuters ID**		**Core Index**	No		

Description: JPMorgan Commodity Curve Index (JPMCCI) LME Nickel Price Index

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods — Export Complete Index History

Select Time Period: 1 Year | Start Date: dd-mmm-yyyy | End Date: dd-mmm-yyyy | OK

Selected Period: 01 February 2013 to 31 January 2014

Export Current Statistics

Index Level Data

	Level	Date
Current	13994.80	31-Jan-2014
High	18750.50	04-Feb-2013
Low	13303.65	27-Nov-2013
Start	13919.98	31-Dec-2013
End	13994.80	31-Jan-2014

Risk Measures

Volatility	21.81%
Sharpe Ratio	-1.15
Maximum Drawdown	-29.05%
Monthly Maximum Drawdown	-0.11%
Embedded Index Fee	—

Return Statistics

Annualized Return	-25.01%
Number of Positive Months	5
Number of Negative Months	7

Return

Daily Return	1.23%
Month to Date Return	—
Quarter To Date Return	-0.24%
Year To Date Return	-0.24%
3 Month Return	-4.11%
6 Month Return	-0.23%
1 Year Return	-24.95%
3 Year Return	-39.11%
5 Year Return	-38.11%


Index Levels**
102
98
94
90
86
82
78
74
70
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13
Selected Start Date: 02-01-2013 Selected End Date: 01-31-2014

Monthly and Annual Return Statistics

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Year
2014	0.54	-1.17	—	—	—	—	—	—	—	—	—	—	0.54
2013	—	-9.30	0.26	-7.62	-3.85	-7.42	1.12	-0.54	1.13	4.72	-7.56	2.96	-18.54

(1) Calculation descriptions

The first twelve columns reflect the performance of the index from the first trading day of the month displayed to the last trading day of that month.

The final column reflects the performance of the index for the year displayed.

These returns may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the monthly and annual returns displayed in the future. Past performance is not indicative of future returns.

** - As of the date shown above, the index was calculated based on a level for such index set equal to 100 on the date specified at the "Selected Start Date". The index levels may reflect hypothetical, historical levels and not actual index levels. There is no guarantee that the Index will achieve the return displayed in the chart above in the future.

Index Level Data
Current: Current refers to the closing level of the Index as of the trading day immediately preceding the date you have accessed this website.
High: High refers to the highest closing level of the index during the time period selected, with the date on which such highest closing level occurs indicated under the "Date" column next to the High level. The High Level may be a hypothetical, historical level and not an actual level of the Index. There is no guarantee that the Index will achieve the High Level in the future.
Low: Low refers to the lowest closing level of the index during the time period selected, with the date on which such lowest closing level occurs indicated under the "Date" column next to the Low level. The Low Level may be a hypothetical, historical level and not an actual level of the Index. The level of the Index could, in the future, decline below the Low Level displayed on this website.
Start: Start refers to the closing level of the index on the first trading day of the time period indicated.
End: End refers to the closing level of the index on the last trading day of the time period indicated.

Risk Measures
Volatility: Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Maximum Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Monthly Maximum Drawdown: Monthly Maximum Drawdown is the highest Maximum Drawdown calculated for each [rolling] monthly period during the specified time period. The Monthly Maximum Drawdown may be based on hypothetical, historical Index levels and not the actual Index levels. The Monthly Maximum Drawdown could, in the future, be larger than the Monthly Maximum Drawdown displayed on this website.
Embedded Index Fee: The levels of the Index are reduced by a daily adjustment factor of 0.80% per annum which may have a considerable impact on the level of the Index.

Return Statistics
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Average Monthly Return: Average Monthly Return is the arithmetic average of the Monthly Returns for each [full calendar month][full monthly anniversary period] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Average Monthly Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Average Monthly Return in the future. Past performance is not indicative of future returns.
Average Monthly Return (Positive Months): Average Monthly Return (Positive Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are greater than or equal to zero. The Average Monthly Return (Positive Months) may be based on hypothetical, historical levels and not an actual level of the Index. There is no guarantee that the Average Monthly Return (Positive Months) for a financial instrument linked to the performance of the Index will achieve the Average Monthly Return (Positive Months) displayed on this website.
Average Monthly Return (Negative Months): Average Monthly Return (Negative Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are less than zero. The Average Monthly Return (Negative Months) may be based on hypothetical, historical levels and not actual levels of the Index. The Average Monthly Return (Negative Months) could, in the future, decline below the Average Monthly Return (Negative Months) displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Number of Negative Months: The Number of Negative Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that less than zero. The Number of Negative Months may be based on hypothetical, historical levels and not actual levels of the Index. The Number of Negative Months during the term of a financial instrument linked to the performance of the Index may be greater than the Number of Negative Months displayed on this website.

Return
Daily Return: The Daily Return is the return of the index from the trading day that is 2 [trading][business] days immediately preceding the current day to the [trading][business] day immediately preceding the current day. The Daily Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Daily Return in the future. Past performance is not indicative of future returns.
Month to Date Return: The Month to Date Return is the return of the index from the [first [trading][business]] day of the current calendar month to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Month to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Month to Date Return in the future. Past performance is not indicative of future returns.
Quarter to Date Return: The Quarter to Date Return is the return of the index from the first [trading][business] day of the current calendar quarter to the trading day immediately preceding the date[Note: may need to change this to start from the end of the previous calendar quarter]. The Quarter to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Quarter to Date Return in the future. Past performance is not indicative of future returns.
Year to Date Return: The Year to Date Return is the return of the index from the first [trading][business] day of the current calendar year to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Year to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Year to Date Return in the future. Past performance is not indicative of future returns.
3M Return: The 3 Month Return is the trailing return of the index over the past 3 month period ending in the last trading day immediately preceding the date. The 3 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 3 Month Return in the future. Past performance is not indicative of future returns.

6M Return: The 6 Month Return is the trailing return of the index over the past 6 month period ending in the last trading day immediately preceding the date. The 6 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 6 Month Return in the future. Past performance is not indicative of future returns.
1Y Return: The 1 Year Return is the trailing return of the index over the past 1 Year period ending in the last trading day immediately preceding the date. The 1 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 1 Year Return in the future. Past performance is not indicative of future returns.
2Y Return: The 2 Year Return is the trailing return of index over the past 2 Year period ending in the last trading day immediately preceding the date, and is not annualized. The 2 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 2 Year Return in the future. Past performance is not indicative of future returns.
5Y Return: The 5 Year Return is the trailing return of index over the past 5 year period ending in the last trading day immediately preceding the date, and is not annualized. The 5 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 5 Year Return in the future. Past performance is not indicative of future returns.

Analysis & Comparison
Current Level: The Current Level refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
Price Date: The Price Date is the trading day immediately preceding the current day.
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Return for Period: The Return for Period is the trailing return of the over the time period specified. The Return for Period may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Return for Period in the future.
Best Month Return: The Best Month Return is the highest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Best Month Return may be based on a hypothetical, historical performance and not actual performance of the Index. There is no guarantee that the Index will achieve the Best Month Return in the future.
Worst Month Return: The Worst Month Return is the lowest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period over a given period of time. The Worst Month Return may be based on hypothetical, historical performance and not actual performance of the Index. The performance of the Index could, in the future, generate a return that is lower than the Worst Month Return displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Annualized Volatility: The Annualized Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Max Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Time to Recovery: The Time to Recovery is the [longest sub period during the specified time period from any day on which the index begins to decline to the first day on which the level of the index returns to the level it had at the beginning of the decline.] [This field will be left blank if the level of the index as of the current day is lower than the highest level reached by the index over the specified time period.] The Time to Recovery may be based on hypothetical, historical performance and not actual performance of the Index. The Time to Recovery could, in the future, be significantly longer than the Time to Recovery displayed on this website.

Volatility %: Reflects the volatility of the Index for the time period selected. The actual one month, three month, six month and one year volatility may be much different than the volatility displayed for any such period in the chart above
Drawdown: Reflects the percentage change in each index during the specified timeframe. Each index has the drawdown set at zero percent at the beginning of the time period set forth in the chart above. The drawdown may be based on hypothetical, historical index levels and not the actual index levels. The applicable drawdown could, in the future, be larger than the drawndown displayed on this website and, accordingly, could be larger than the drawdown for any other index or investment strategy displayed on this chart

(2) Short Summary of the Risks

- The Index and underlying strategies have limited operating history.
- The reported level of the Index and most of the underlying strategies will include the deduction of an adjustment factor.
- The Index may not be successful, may not outperform any alternative strategy or achieve its 5% target volatility.
- The portfolio of underlying strategies may not be a diversified portfolio.
- The Index involves monthly rebalancing and caps the sum of the weights of all underlying strategies, at rebalance, to 200%. It is possible, although unlikely, for the weight of a single underlying strategy to be close to 200%.
- There are risks associated with momentum, carry, mean reversion or short volatility investment strategies.
- The Index comprises only notional assets and liabilities. Some underlying strategies include notional short positions.
- Correlation of performances among the underlying strategies may reduce the performance of the Index.
- The Index is an excess return index and reflects the performance of unfunded or uncollateralized investments in the assets underlying the Index.
- Commodity futures contracts underlying some of the strategies are subject to uncertain legal and regulatory regimes.
- Our affiliate, J.P. Morgan Securities plc ("JPMS plc"), is the Sponsor and Calculation Agent for the Index and underlying strategies. JPMS plc may adjust the Index or any underlying strategy in a way that affects its level.
- The Index is subject to risks associated with currency exchange, interest rates, non-US securities markets and the use of leverage and futures contracts.

(3) General Disclaimers

JPMorgan Chase & Co. ("J.P. Morgan") has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the "SEC") for any offerings to which these materials relate. Before you invest in any offering of securities by J.P. Morgan, you should read the prospectus in that registration statement, the prospectus supplement, as well as the particular product supplement, the relevant term sheet or pricing supplement, and any other documents that J.P. Morgan will file with the SEC relating to such offering for more complete information about J.P. Morgan and the offering of any securities. You may get these documents without cost by visiting EDGAR on the SEC Website at www.sec.gov. Alternatively, J.P. Morgan, any agent, or any dealer participating in the particular offering will arrange to send you the prospectus and the prospectus supplement, as well as any product supplement and term sheet or pricing supplement, if you so request by calling toll-free (800) 576-3529.

- JPMorgan JPMCCI LME Nickel Price Index | Index Family : J.P. Morgan Commodity Curve Index

Return to List Page | Indices Home

Asset Class	Commodity	**Region**	Multi Region	**Strategy Style**	Traditional Beta	**Strategy Type**	Access Beta	**Currency**	USD
Risk Method	None	**Bloomberg ID**	JMCXLNPI	**Reuters ID**		**Core Index**	No		

Description: JPMorgan Commodity Curve Index (JPMCCI) LME Nickel Price Index

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods

Time Period 1 Year Start Date dd-mmm-yyyy End Date dd-mmm-yyyy OK

Compare with None Reference Indices Custom

Index Performance

Index Name	Current Level	Price Date	Annualized Return	Return for Period	Number of Positive Months	Annualized Volatility	Sharpe Ratio	Max Drawdown	Time to Recovery
JPMorgan JPMCCI LME Nickel Price Index	13,594.80	31-Jan-2014	-25.01%	-24.55%	5	21.81%	-1.15	-25.05%	--

Index Levels**


102
98
94
90
86
82
78
74
70
Feb 13 Apr 13 Jun 13 Aug 13 Oct 13 Dec 13

Volatility(%)

1 M 3 M 6 M 1 Yr

Drawdown


27%
26%
25%
24%
23%
22%
21%
Feb 13 Apr 13 Jun 13 Aug 13 Oct 13 Dec 13

(1) Calculation descriptions

The first twelve columns reflect the performance of the index from the first trading day of the month displayed to the last trading day of that month.

The final column reflects the performance of the index for the year displayed.

- JPMorgan JPMCCI LME Nickel Total Return Index | Index Family : J.P. Morgan Commodity Curve Index

Return to List Page | Indices Home

Asset Class	Commodity	**Region**	Multi Region	**Strategy Style**	Traditional Beta	**Strategy Type**	Access Beta	**Currency**	USD
Risk Method	None	**Bloomberg ID**	JMCXLNTR	**Reuters ID**		**Core Index**	No		

Description: JPMorgan Commodity Curve Index (JPMCCI) LME Nickel Total Return Index

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods

Export Complete Index History

Select Time Period: 1 Year | Start Date: dd-mmm-yyyy | End Date: dd-mmm-yyyy | OK

Selected Period: 01 February 2013 to 31 January 2014

Export Current Statistics

Index Level Data

	Level	Date
Current	476.22	31-Jan-2014
High	649.47	04-Feb-2013
Low	454.34	27-Nov-2013
Start	474.64	31-Dec-2013
End	476.22	31-Jan-2014

Risk Measures

Volatility	21.80%
Sharpe Ratio	-1.21
Maximum Drawdown	-30.04%
Monthly Maximum Drawdown	-0.11%
Embedded Index Fee	—

Return Statistics

Annualized Return	-26.35%
Number of Positive Months	4
Number of Negative Months	8

Return

Daily Return	1.23%
Month to Date Return	—
Quarter To Date Return	-0.42%
Year To Date Return	-0.42%
3 Month Return	-4.54%
6 Month Return	-1.28%
1 Year Return	-26.29%
3 Year Return	-51.01%
5 Year Return	14.96%


Index Levels
100
96
92
88
84
80
76
72
68
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13
Selected Start Date: 02-01-2013 Selected End Date: 01-31-2014

Monthly and Annual Return Statistics

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Year
2014	0.33	-1.17	—	—	—	—	—	—	—	—	—	—	0.33

2013	—	-9.49	0.24	-7.71	-3.80	-7.85	1.04	-0.71	0.97	4.47	-7.85	2.70	-19.91

(1) Calculation descriptions

The first twelve columns reflect the performance of the index from the first trading day of the month displayed to the last trading day of that month.

The final column reflects the performance of the index for the year displayed.

These returns may be based on hypothetical, historical index levels and not actual Index levels. There is no guarantee that the Index will achieve the monthly and annual returns displayed in the future. Past performance is not indicative of future returns.

** - As of the date shown above, the index was calculated based on a level for such index set equal to 100 on the date specified at the "Selected Start Date". The Index levels may reflect hypothetical, historical levels and not actual index levels. There is no guarantee that the Index will achieve the return displayed in the chart above in the future.

Index Level Data
Current: Current refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
High: High refers to the highest closing level of the index during the time period selected, with the date on which such highest closing level occurs indicated under the "Date" column next to the High level. The High Level may be a hypothetical, historical level and not an actual level of the Index. There is no guarantee that the Index will achieve the High Level in the future.
Low: Low refers to the lowest closing level of the index during the time period selected, with the date on which such lowest closing level occurs indicated under the "Date" column next to the Low level. The Low Level may be a hypothetical, historical level and not an actual level of the Index. The level of the Index could, in the future, decline below the Low Level displayed on this website.
Start: Start refers to the closing level of the index on the first trading day of the time period indicated.
End: End refers to the closing level of the index on the last trading day of the time period indicated.

Risk Measures
Volatility: Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Maximum Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Monthly Maximum Drawdown: Monthly Maximum Drawdown is the highest Maximum Drawdown calculated for each [rolling] monthly period during the specified time period. The Monthly Maximum Drawdown may be based on hypothetical, historical Index levels and not the actual Index levels. The Monthly Maximum Drawdown could, in the future, be larger than the Monthly Maximum Drawdown displayed on this website.
Embedded Index Fee: The levels of the Index are reduced by a daily adjustment factor of 0.80% per annum which may have a considerable impact on the level of the Index.

Return Statistics
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Average Monthly Return: Average Monthly Return is the arithmetic average of the Monthly Returns for each [full calendar month][full monthly anniversary period] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Average Monthly Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Average Monthly Return in the future. Past performance is not indicative of future returns.
Average Monthly Return (Positive Months): Average Monthly Return (Positive Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are greater than or equal to zero. The Average Monthly Return (Positive Months) may be based on hypothetical, historical levels and not an actual level of the Index. There is no guarantee that the Average Monthly Return (Positive Months) for a financial instrument linked to the performance of the Index will achieve the Average Monthly Return (Positive Months) displayed on this website.
Average Monthly Return (Negative Months): Average Monthly Return (Negative Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are less than zero. The Average Monthly Return (Negative Months) may be based on hypothetical, historical levels and not actual levels of the Index. The Average Monthly Return (Negative Months) could, in the future, decline below the Average Monthly Return (Negative Months) displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Number of Negative Months: The Number of Negative Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that less than zero. The Number of Negative Months may be based on hypothetical, historical levels and not actual levels of the Index. The Number of Negative Months during the term of a financial instrument linked to the performance of the Index may be greater than the Number of Negative Months displayed on this website.

Return
Daily Return: The Daily Return is the return of the index from the trading day that is 2 [trading][business] days immediately preceding the current day to the [trading][business] day immediately preceding the current day. The Daily Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Daily Return in the future. Past performance is not indicative of future returns.
Month to Date Return: The Month to Date Return is the return of the index from the [first [trading][business]] day of the current calendar month to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Month to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Month to Date Return in the future. Past performance is not indicative of future returns.
Quarter to Date Return: The Quarter to Date Return is the return of the index from the first [trading][business] day of the current calendar quarter to the trading day immediately preceding the date[Note: may need to change this to start from the end of the previous calendar quarter]. The Quarter to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Quarter to Date Return in the future. Past performance is not indicative of future returns.
Year to Date Return: The Year to Date Return is the return of the index from the first [trading][business] day of the current calendar year to the trading day immediately preceding the date [Note: may need to

change this to start from the end of the previous calendar month]. The Year to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Year to Date Return in the future. Past performance is not indicative of future returns.
3M Return: The 3 Month Return is the trailing return of the index over the past 3 month period ending in the last trading day immediately preceding the date. The 3 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 3 Month Return in the future. Past performance is not indicative of future returns.
6M Return: The 6 Month Return is the trailing return of the index over the past 6 month period ending in the last trading day immediately preceding the date. The 6 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 6 Month Return in the future. Past performance is not indicative of future returns.
1Y Return: The 1 Year Return is the trailing return of the index over the past 1 Year period ending in the last trading day immediately preceding the date. The 1 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 1 Year Return in the future. Past performance is not indicative of future returns.
2Y Return: The 2 Year Return is the trailing return of index over the past 2 Year period ending in the last trading day immediately preceding the date, and is not annualized. The 2 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 2 Year Return in the future. Past performance is not indicative of future returns.
5Y Return: The 5 Year Return is the trailing return of index over the past 5 year period ending in the last trading day immediately preceding the date, and is not annualized. The 5 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 5 Year Return in the future. Past performance is not indicative of future returns.

Analysis & Comparison
Current Level: The Current Level refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
Price Date: The Price Date is the trading day immediately preceding the current day.
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Return for Period: The Return for Period is the trailing return of the over the time period specified. The Return for Period may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Return for Period in the future.
Best Month Return: The Best Month Return is the highest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Best Month Return may be based on a hypothetical, historical performance and not actual performance of the Index. There is no guarantee that the Index will achieve the Best Month Return in the future.
Worst Month Return: The Worst Month Return is the lowest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period over a given period of time. The Worst Month Return may be based on hypothetical, historical performance and not actual performance of the Index. The performance of the Index could, in the future, generate a return that is lower than the Worst Month Return displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Annualized Volatility: The Annualized Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Max Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical index levels and not actual index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Time to Recovery: The Time to Recovery is the [longest sub period during the specified time period from any day on which the index begins to decline to the first day on which the level of the index returns to the level it had at the beginning of the decline.] [This field will be left blank if the level of the index as of the current day is lower than the highest level reached by the index over the specified time period.] The Time to Recovery may be based on hypothetical, historical performance and not actual performance of the Index. The Time to Recovery could, in the future, be significantly longer than the Time to Recovery displayed on this website.

Volatility %: Reflects the volatility of the Index for the time period selected. The actual one month, three month, six month and one year volatility may be much different than the volatility displayed for any such period in the chart above.
Drawdown: Reflects the percentage change in each index during the specified timeframe. Each index has the drawdown set at zero percent at the beginning of the time period set forth in the chart above. The drawdown may be based on hypothetical, historical index levels and not the actual index levels. The applicable drawdown could, in the future, be larger than the drawdown displayed on this website and, accordingly, could be larger than the drawdown for any other index or investment strategy displayed on this chart.

(2) Short Summary of the Risks

- The Index and underlying strategies have limited operating history.
- The reported level of the Index and most of the underlying strategies will include the deduction of an adjustment factor.
- The Index may not be successful, may not outperform any alternative strategy or achieve its 5% target volatility.
- The portfolio of underlying strategies may not be a diversified portfolio.
- The Index involves monthly rebalancing and caps the sum of the weights of all underlying strategies, at rebalance, to 200%. It is possible, although unlikely, for the weight of a single underlying strategy to be close to 200%.
- There are risks associated with momentum, carry, mean reversion or short volatility investment strategies.
- The Index comprises only notional assets and liabilities. Some underlying strategies include notional short positions.
- Correlation of performances among the underlying strategies may reduce the performance of the Index.
- The Index is an excess return index and reflects the performance of unfunded or uncollateralized investments in the assets underlying the Index.
- Commodity futures contracts underlying some of the strategies are subject to uncertain legal and regulatory regimes.
- Our affiliate, J.P. Morgan Securities plc ("JPMS plc"), is the Sponsor and Calculation Agent for the Index and underlying strategies. JPMS plc may adjust the Index or any underlying strategy in a way that affects its level.
- The Index is subject to risks associated with currency exchange, interest rates, non-US securities markets and the use of leverage and futures contracts.

(3) General Disclaimers

JPMorgan Chase & Co. ("J.P. Morgan") has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the "SEC") for any offerings to which these materials relate. Before you invest in any offering of securities by J.P. Morgan, you should read the prospectus in that registration statement, the prospectus supplement, as well as the particular product supplement, the relevant term

+ Expand/Collapse Index Navigation

- JPMorgan JPMCCI LME Nickel Total Return Index | Index Family : J.P. Morgan Commodity Curve Index

Return to List Page | Indices Home

Asset Class	Commodity	**Region**	Multi Region	**Strategy Style**	Traditional Beta	**Strategy Type**	Access Beta	**Currency**	USD
Risk Method	None	**Bloomberg ID**	JMCXLNTR	**Reuters ID**		**Core Index**	No		

Description: JPMorgan Commodity Curve Index (JPMCCI) LME Nickel Total Return Index

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods

Time Period 1 Year | Start Date dd-mmm-yyyy | End Date dd-mmm-yyyy | OK

Compare with ● None ○ Reference Indices ○ Custom

Index Performance

Index Name	Current Level	Price Date	Annualized Return	Return for Period	Number of Positive Months	Annualized Volatility	Sharpe Ratio	Max Drawdown	Time to Recovery
JPMorgan JPMCCI LME Nickel Total Return Index	478.22	31-Jan-2014	-28.35%	-28.29%	4	21.80%	-1.21	-30.04%	--


Index Levels**
100
96
92
88
84
80
76
72
68
Feb 13 Apr 13 Jun 13 Aug 13 Oct 13 Dec 13

Volatility(%)

○ 1 M ○ 3 M ○ 6 M ● 1 Yr


Drawdown
27%
26%
25%
24%
23%
22%
21%
Feb 13 Apr 13 Jun 13 Aug 13 Oct 13 Dec 13

(1) Calculation descriptions

The first twelve columns reflect the performance of the index from the first trading day of the month displayed to the last trading day of that month.

- JPMorgan JPMCCI LME Tin Excess Return Index | Index Family : J.P. Morgan Commodity Curve Index

Return to List Page | Indices Home

Asset Class	Commodity	Region	Multi Region	Strategy Style	Traditional Beta	Strategy Type	Access Beta	Currency	USD
Risk Method	None	Bloomberg ID	JMCXLTER	Reuters ID		Core Index	No		

Description: JPMorgan Commodity Curve Index (JPMCCI) LME Tin Excess Return Index

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods

Select Time Period: 1 Year | Start Date: dd-mmm-yyyy | End Date: dd-mmm-yyyy | OK

Export Complete Index History

Selected Period: 01 February 2013 to 31 January 2014

Export Current Statistics

Index Level Data

	Level	Date
Current	266.76	31-Jan-2014
High	302.83	05-Feb-2013
Low	228.23	05-Jul-2013
Start	270.32	31-Dec-2013
End	266.76	31-Jan-2014

Risk Measures

Volatility	20.73%
Sharpe Ratio	-0.57
Maximum Drawdown	-24.63%
Monthly Maximum Drawdown	-0.12%
Embedded Index Fee	---

Return Statistics

Annualized Return	-11.84%
Number of Positive Months	5
Number of Negative Months	7

Return

Daily Return	-0.01%
Month to Date Return	---
Quarter To Date Return	-0.09%
Year To Date Return	-0.09%
3 Month Return	-3.31%
6 Month Return	4.27%
1 Year Return	-11.81%
3 Year Return	-28.41%
5 Year Return	109.09%


Index Levels**
102
100
98
96
94
92
90
88
86
84
82
80
78
76
74
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13
Selected Start Date: 02-01-2013 Selected End Date: 01-31-2014

Monthly and Annual Return Statistics

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Year
2014	-1.32	-0.42	—	—	—	—	—	—	—	—	—	—	-1.22

2013	—	-5.56	-0.77	-12.37	2.04	-5.85	3.66	4.00	9.96	-2.06	-0.30	-2.01	-4.90

(1) Calculation descriptions

The first twelve columns reflect the performance of the index from the first trading day of the month displayed to the last trading day of that month.

The final column reflects the performance of the index for the year displayed.

These returns may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the monthly and annual returns displayed in the future. Past performance is not indicative of future returns.

** - As of the date shown above, the index was calculated based on a level for such index set equal to 100 on the date specified at the "Selected Start Date". The index levels may reflect hypothetical, historical levels and not actual index levels. There is no guarantee that the Index will achieve the return displayed in the chart above in the future.

Index Level Data
Current: Current refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
High: High refers to the highest closing level of the index during the time period selected, with the date on which such highest closing level occurs indicated under the "Date" column next to the High level. The High Level may be a hypothetical, historical level and not an actual level of the Index. There is no guarantee that the Index will achieve the High Level in the future.
Low: Low refers to the lowest closing level of the index during the time period selected, with the date on which such lowest closing level occurs indicated under the "Date" column next to the Low level. The Low Level may be a hypothetical, historical level and not an actual level of the Index. The level of the Index could, in the future, decline below the Low Level displayed on this website.
Start: Start refers to the closing level of the index on the first trading day of the time period indicated.
End: End refers to the closing level of the index on the last trading day of the time period indicated.

Risk Measures
Volatility: Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Maximum Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical index levels and not actual index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Monthly Maximum Drawdown: Monthly Maximum Drawdown is the highest Maximum Drawdown calculated for each [rolling] monthly period during the specified time period. The Monthly Maximum Drawdown may be based on hypothetical, historical index levels and not the actual index levels. The Monthly Maximum Drawdown could, in the future, be larger than the Monthly Maximum Drawdown displayed on this website.
Embedded Index Fee: The levels of the Index are reduced by a daily adjustment factor of 0.80% per annum which may have a considerable impact on the level of the Index.

Return Statistics
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Average Monthly Return: Average Monthly Return is the arithmetic average of the Monthly Returns for each [full calendar month][full monthly anniversary period] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Average Monthly Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Average Monthly Return in the future. Past performance is not indicative of future returns.
Average Monthly Return (Positive Months): Average Monthly Return (Positive Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are greater than or equal to zero. The Average Monthly Return (Positive Months) may be based on hypothetical, historical levels and not an actual level of the Index. There is no guarantee that the Average Monthly Return (Positive Months) for a financial instrument linked to the performance of the Index will achieve the Average Monthly Return (Positive Months) displayed on this website.
Average Monthly Return (Negative Months): Average Monthly Return (Negative Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are less than zero. The Average Monthly Return (Negative Months) may be based on hypothetical, historical levels and not actual levels of the Index. The Average Monthly Return (Negative Months) could, in the future, decline below the Average Monthly Return (Negative Months) displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Number of Negative Months: The Number of Negative Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that less than zero. The Number of Negative Months may be based on hypothetical, historical levels and not actual levels of the Index. The Number of Negative Months during the term of a financial instrument linked to the performance of the Index may be greater than the Number of Negative Months displayed on this website.

Return
Daily Return: The Daily Return is the return of the index from the trading day that is 2 [trading][business] days immediately preceding the current day to the [trading][business] day immediately preceding the current day. The Daily Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Daily Return in the future. Past performance is not indicative of future returns.
Month to Date Return: The Month to Date Return is the return of the index from the [first [trading][business]] day of the current calendar month to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Month to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Month to Date Return in the future. Past performance is not indicative of future returns.
Quarter to Date Return: The Quarter to Date Return is the return of the index from the first [trading][business] day of the current calendar quarter to the trading day immediately preceding the date[Note: may need to change this to start from the end of the previous calendar quarter]. The Quarter to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Quarter to Date Return in the future. Past performance is not indicative of future returns.

Year to Date Return: The Year to Date Return is the return of the index from the first [trading][business] day of the current calendar year to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Year to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Year to Date Return in the future. Past performance is not indicative of future returns.
3M Return: The 3 Month Return is the trailing return of the index over the past 3 month period ending in the last trading day immediately preceding the date. The 3 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 3 Month Return in the future. Past performance is not indicative of future returns.
6M Return: The 6 Month Return is the trailing return of the index over the past 6 month period ending in the last trading day immediately preceding the date. The 6 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 6 Month Return in the future. Past performance is not indicative of future returns.
1Y Return: The 1 Year Return is the trailing return of the index over the past 1 Year period ending in the last trading day immediately preceding the date. The 1 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 1 Year Return in the future. Past performance is not indicative of future returns.
2Y Return: The 2 Year Return is the trailing return of index over the past 2 Year period ending in the last trading day immediately preceding the date, and is not annualized. The 2 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 2 Year Return in the future. Past performance is not indicative of future returns.
5Y Return: The 5 Year Return is the trailing return of index over the past 5 year period ending in the last trading day immediately preceding the date, and is not annualized. The 5 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 5 Year Return in the future. Past performance is not indicative of future returns.

Analysis & Comparison
Current Level: The Current Level refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
Price Date: The Price Date is the trading day immediately preceding the current day.
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Return for Period: The Return for Period is the trailing return of the over the time period specified. The Return for Period may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Return for Period in the future.
Best Month Return: The Best Month Return is the highest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Best Month Return may be based on a hypothetical, historical performance and not actual performance of the Index. There is no guarantee that the Index will achieve the Best Month Return in the future.
Worst Month Return: The Worst Month Return is the lowest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period over a given period of time. The Worst Month Return may be based on hypothetical, historical performance and not actual performance of the Index. The performance of the Index could, in the future, generate a return that is lower than the Worst Month Return displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Annualized Volatility: The Annualized Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Max Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Time to Recovery: The Time to Recovery is the [longest sub period during the specified time period from any day on which the index begins to decline to the first day on which the level of the index returns to the level it had at the beginning of the decline.] [This field will be left blank if the level of the index as of the current day is lower than the highest level reached by the index over the specified time period.] The Time to Recovery may be based on hypothetical, historical performance and not actual performance of the Index. The Time to Recovery could, in the future, be significantly longer than the Time to Recovery displayed on this website.

Volatility %: Reflects the volatility of the Index for the time period selected. The actual one month, three month, six month and one year volatility may be much different than the volatility displayed for any such period in the chart above
Drawdown: Reflects the percentage change in each index during the specified timeframe. Each index has the drawdown set at zero percent at the beginning of the time period set forth in the chart above. The drawdown may be based on hypothetical, historical index levels and not the actual index levels. The applicable drawdown could, in the future, be larger than the drawndown displayed on this website and, accordingly, could be larger than the drawdown for any other index or investment strategy displayed on this chart

(2) Short Summary of the Risks

- The Index and underlying strategies have limited operating history.
- The reported level of the Index and most of the underlying strategies will include the deduction of an adjustment factor.
- The Index may not be successful, may not outperform any alternative strategy or achieve its 5% target volatility.
- The portfolio of underlying strategies may not be a diversified portfolio.
- The Index involves monthly rebalancing and caps the sum of the weights of all underlying strategies, at rebalance, to 200%. It is possible, although unlikely, for the weight of a single underlying strategy to be close to 200%.
- There are risks associated with momentum, carry, mean reversion or short volatility investment strategies.
- The Index comprises only notional assets and liabilities. Some underlying strategies include notional short positions.
- Correlation of performances among the underlying strategies may reduce the performance of the Index.
- The Index is an excess return index and reflects the performance of unfunded or uncollateralized investments in the assets underlying the Index.
- Commodity futures contracts underlying some of the strategies are subject to uncertain legal and regulatory regimes.
- Our affiliate, J.P. Morgan Securities plc ("JPMS plc"), is the Sponsor and Calculation Agent for the Index and underlying strategies. JPMS plc may adjust the Index or any underlying strategy in a way that affects its level.
- The Index is subject to risks associated with currency exchange, interest rates, non-US securities markets and the use of leverage and futures contracts.

(3) General Disclaimers

JPMorgan Chase & Co. ("J.P. Morgan") has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the "SEC") for any offerings to which these materials relate. Before

- JPMorgan JPMCCI LME Tin Excess Return Index | Index Family : J.P. Morgan Commodity Curve Index

Return to List Page | Indices Home

Asset Class	Commodity	**Region**	Multi Region	**Strategy Style**	Traditional Beta	**Strategy Type**	Access Beta	**Currency**	USD
Risk Method	None	**Bloomberg ID**	JMCXLTER	**Reuters ID**		**Core Index**	No		

Description: JPMorgan Commodity Curve Index (JPMCCI) LME Tin Excess Return Index

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods

Time Period 1 Year Start Date dd-mmm-yyyy End Date dd-mmm-yyyy OK

Compare with None Reference Indices Custom

Index Performance

Index Name	Current Level	Price Date	Annualized Return	Return for Period	Number of Positive Months	Annualized Volatility	Sharpe Ratio	Max Drawdown	Time to Recovery
JPMorgan JPMCCI LME Tin Excess Return Index	266.76	31-Jan-2014	-11.84%	-11.81%	5	20.73%	-0.57	-24.63%	--


Index Levels**
102
98
94
90
86
82
78
74
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13

Volatility(%) 1 M 3 M 6 M 1 Yr


Drawdown
28%
27%
26%
25%
24%
23%
22%
21%
20%
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13

(1) Calculation descriptions

The first twelve columns reflect the performance of the index from the first trading day of the month displayed to the last trading day of that month.

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- JPMorgan JPMCCI LME Tin Price Index | Index Family : J.P. Morgan Commodity Curve Index

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Asset Class	Commodity	**Region**	Multi Region	**Strategy Style**	Traditional Beta	**Strategy Type**	Access Beta	**Currency**	USD
Risk Method	None	**Bloomberg ID**	JMCXLTPI	**Reuters ID**		**Core Index**	No		

Description: JPMorgan Commodity Curve Index (JPMCCI) LME Tin Price Index

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods

Export Complete Index History

Select Time Period: 1 Year | Start Date: dd-mmm-yyyy | End Date: dd-mmm-yyyy | OK

Selected Period: 01 February 2013 to 31 January 2014

Export Current Statistics

Index Level Data

	Level	Date
Current	22044.81	31-Jan-2014
High	24928.09	05-Feb-2013
Low	18840.56	05-Jul-2013
Start	22343.03	31-Dec-2013
End	22044.81	31-Jan-2014

Risk Measures

Volatility	20.73%
Sharpe Ratio	-0.55
Maximum Drawdown	-24.42%
Monthly Maximum Drawdown	-0.12%
Embedded Index Fee	---

Return Statistics

Annualized Return	-11.49%
Number of Positive Months	5
Number of Negative Months	7

Return

Daily Return	-0.01%
Month to Date Return	---
Quarter To Date Return	-0.11%
Year To Date Return	-0.11%
3 Month Return	-3.32%
6 Month Return	4.34%
1 Year Return	-11.46%
3 Year Return	-27.73%
5 Year Return	101.79%


Index Levels**
102
100
98
96
94
92
90
88
86
84
82
80
78
76
74
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13
Selected Start Date: 02-01-2013 Selected End Date: 01-31-2014

Monthly and Annual Return Statistics

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Year
2014	-1.33	-0.42	---	---	---	---	---	---	---	---	---	---	-1.33
2013	---	-5.55	-0.73	-12.32	2.60	-5.87	3.75	4.04	5.56	-2.01	-0.32	-2.00	-4.51

(1) Calculation descriptions

The first twelve columns reflect the performance of the index from the first trading day of the month displayed to the last trading day of that month.

The final column reflects the performance of the index for the year displayed.

These returns may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the index will achieve the monthly and annual returns displayed in the future. Past performance is not indicative of future returns.

** - As of the date shown above, the index was calculated based on a level for such index set equal to 100 on the date specified at the "Selected Start Date". The Index levels may reflect hypothetical, historical levels and not actual index levels. There is no guarantee that the index will achieve the return displayed in the chart above in the future.

Index Level Data
Current: Current refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
High: High refers to the highest closing level of the index during the time period selected, with the date on which such highest closing level occurs indicated under the "Date" column next to the High level. The High Level may be a hypothetical, historical level and not an actual level of the index. There is no guarantee that the Index will achieve the High Level in the future.
Low: Low refers to the lowest closing level of the index during the time period selected, with the date on which such lowest closing level occurs indicated under the "Date" column next to the Low level. The Low Level may be a hypothetical, historical level and not an actual level of the Index. The level of the Index could, in the future, decline below the Low Level displayed on this website.
Start: Start refers to the closing level of the index on the first trading day of the time period indicated.
End: End refers to the closing level of the index on the last trading day of the time period indicated.

Risk Measures
Volatility: Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Maximum Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Monthly Maximum Drawdown: Monthly Maximum Drawdown is the highest Maximum Drawdown calculated for each [rolling] monthly period during the specified time period. The Monthly Maximum Drawdown may be based on hypothetical, historical Index levels and not the actual Index levels. The Monthly Maximum Drawdown could, in the future, be larger than the Monthly Maximum Drawdown displayed on this website.
Embedded Index Fee: The levels of the Index are reduced by a daily adjustment factor of 0.80% per annum which may have a considerable impact on the level of the Index.

Return Statistics
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Average Monthly Return: Average Monthly Return is the arithmetic average of the Monthly Returns for each [full calendar month][full monthly anniversary period] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Average Monthly Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Average Monthly Return in the future. Past performance is not indicative of future returns.
Average Monthly Return (Positive Months): Average Monthly Return (Positive Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are greater than or equal to zero. The Average Monthly Return (Positive Months) may be based on hypothetical, historical levels and not an actual level of the Index. There is no guarantee that the Average Monthly Return (Positive Months) for a financial instrument linked to the performance of the Index will achieve the Average Monthly Return (Positive Months) displayed on this website.
Average Monthly Return (Negative Months): Average Monthly Return (Negative Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are less than zero. The Average Monthly Return (Negative Months) may be based on hypothetical, historical levels and not actual levels of the Index. The Average Monthly Return (Negative Months) could, in the future, decline below the Average Monthly Return (Negative Months) displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Number of Negative Months: The Number of Negative Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that less than zero. The Number of Negative Months may be based on hypothetical, historical levels and not actual levels of the Index. The Number of Negative Months during the term of a financial instrument linked to the performance of the index may be greater than the Number of Negative Months displayed on this website.

Return
Daily Return: The Daily Return is the return of the index from the trading day that is 2 [trading][business] days immediately preceding the current day to the [trading][business] day immediately preceding the current day. The Daily Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Daily Return in the future. Past performance is not indicative of future returns.
Month to Date Return: The Month to Date Return is the return of the index from the [first [trading][business]] day of the current calendar month to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Month to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Month to Date Return in the future. Past performance is not indicative of future returns.
Quarter to Date Return: The Quarter to Date Return is the return of the index from the first [trading][business] day of the current calendar quarter to the trading day immediately preceding the date[Note: may need to change this to start from the end of the previous calendar quarter]. The Quarter to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Quarter to Date Return in the future. Past performance is not indicative of future returns.
Year to Date Return: The Year to Date Return is the return of the index from the first [trading][business] day of the current calendar year to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Year to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Year to Date Return in the future. Past performance is not indicative of future returns.
3M Return: The 3 Month Return is the trailing return of the index over the past 3 month period ending in the last trading day immediately preceding the date. The 3 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 3 Month Return in the future. Past performance is not indicative of future returns.

6M Return: The 6 Month Return is the trailing return of the index over the past 6 month period ending in the last trading day immediately preceding the date. The 6 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 6 Month Return in the future. Past performance is not indicative of future returns.
1Y Return: The 1 Year Return is the trailing return of the index over the past 1 Year period ending in the last trading day immediately preceding the date. The 1 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 1 Year Return in the future. Past performance is not indicative of future returns.
2Y Return: The 2 Year Return is the trailing return of index over the past 2 Year period ending in the last trading day immediately preceding the date, and is not annualized. The 2 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 2 Year Return in the future. Past performance is not indicative of future returns.
5Y Return: The 5 Year Return is the trailing return of index over the past 5 year period ending in the last trading day immediately preceding the date, and is not annualized. The 5 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 5 Year Return in the future. Past performance is not indicative of future returns.

Analysis & Comparison
Current Level: The Current Level refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
Price Date: The Price Date is the trading day immediately preceding the current day.
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Return for Period: The Return for Period is the trailing return of the over the time period specified. The Return for Period may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Return for Period in the future.
Best Month Return: The Best Month Return is the highest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Best Month Return may be based on a hypothetical, historical performance and not actual performance of the Index. There is no guarantee that the Index will achieve the Best Month Return in the future.
Worst Month Return: The Worst Month Return is the lowest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period over a given period of time. The Worst Month Return may be based on hypothetical, historical performance and not actual performance of the Index. The performance of the Index could, in the future, generate a return that is lower than the Worst Month Return displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Annualized Volatility: The Annualized Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Max Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical index levels and not actual index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Time to Recovery: The Time to Recovery is the [longest sub period during the specified time period from any day on which the index begins to decline to the first day on which the level of the index returns to the level it had at the beginning of the decline.] [This field will be left blank if the level of the index as of the current day is lower than the highest level reached by the index over the specified time period.] The Time to Recovery may be based on hypothetical, historical performance and not actual performance of the Index. The Time to Recovery could, in the future, be significantly longer than the Time to Recovery displayed on this website.

Volatility %: Reflects the volatility of the Index for the time period selected. The actual one month, three month, six month and one year volatility may be much different than the volatility displayed for any such period in the chart above
Drawdown: Reflects the percentage change in each index during the specified timeframe. Each index has the drawdown set at zero percent at the beginning of the time period set forth in the chart above. The drawdown may be based on hypothetical, historical index levels and not the actual index levels. The applicable drawdown could, in the future, be larger than the drawdown displayed on this website and, accordingly, could be larger than the drawdown for any other index or investment strategy displayed on this chart

(2) Short Summary of the Risks

- The Index and underlying strategies have limited operating history.
- The reported level of the Index and most of the underlying strategies will include the deduction of an adjustment factor.
- The Index may not be successful, may not outperform any alternative strategy or achieve its 5% target volatility.
- The portfolio of underlying strategies may not be a diversified portfolio.
- The Index involves monthly rebalancing and caps the sum of the weights of all underlying strategies, at rebalance, to 200%. It is possible, although unlikely, for the weight of a single underlying strategy to be close to 200%.
- There are risks associated with momentum, carry, mean reversion or short volatility investment strategies.
- The Index comprises only notional assets and liabilities. Some underlying strategies include notional short positions.
- Correlation of performances among the underlying strategies may reduce the performance of the Index.
- The Index is an excess return index and reflects the performance of unfunded or uncollateralized investments in the assets underlying the Index.
- Commodity futures contracts underlying some of the strategies are subject to uncertain legal and regulatory regimes.
- Our affiliate, J.P. Morgan Securities plc("JPMS plc"), is the Sponsor and Calculation Agent for the Index and underlying strategies. JPMS plc may adjust the Index or any underlying strategy in a way that affects its level.
- The Index is subject to risks associated with currency exchange, interest rates, non-US securities markets and the use of leverage and futures contracts.

(3) General Disclaimers

JPMorgan Chase & Co. ("J.P. Morgan") has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the "SEC") for any offerings to which these materials relate. Before you invest in any offering of securities by J.P. Morgan, you should read the prospectus in that registration statement, the prospectus supplement, as well as the particular product supplement, the relevant term sheet or pricing supplement, and any other documents that J.P. Morgan will file with the SEC relating to such offering for more complete information about J.P. Morgan and the offering of any securities. You may get these documents without cost by visiting EDGAR on the SEC Website at www.sec.gov. Alternatively, J.P. Morgan, any agent, or any dealer participating in the particular offering will arrange to send you the prospectus and the prospectus supplement, as well as any product supplement and term sheet or pricing supplement, if you so request by calling toll-free (800) 576-3529.

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- JPMorgan JPMCCI LME Tin Price Index | Index Family : J.P. Morgan Commodity Curve Index

Return to List Page | Indices Home

Asset Class	Commodity	**Region**	Multi Region	**Strategy Style**	Traditional Beta	**Strategy Type**	Access Beta	**Currency**	USD
Risk Method	None	**Bloomberg ID**	JMCXLTPI	**Reuters ID**		**Core Index**	No		

Description: JPMorgan Commodity Curve Index (JPMCCI) LME Tin Price Index

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods

Time Period 1 Year | Start Date dd-mmm-yyyy | End Date dd-mmm-yyyy | OK

Compare with (•) None ( ) Reference Indices ( ) Custom

Index Performance

Index Name	Current Level	Price Date	Annualized Return	Return for Period	Number of Positive Months	Annualized Volatility	Sharpe Ratio	Max Drawdown	Time to Recovery
JPMorgan JPMCCI LME Tin Price Index	22,044.81	31-Jan-2014	-11.49%	-11.46%	5	20.73%	-0.55	-24.42%	--

Index Levels


102
98
94
90
86
82
78
74
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13

Volatility(%)

( ) 1 M ( ) 3 M ( ) 6 M (•) 1 Yr

Drawdown


28%
27%
26%
25%
24%
23%
22%
21%
20%
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13

(1) Calculation descriptions

The first twelve columns reflect the performance of the index from the first trading day of the month displayed to the last trading day of that month.

The final column reflects the performance of the index for the year displayed.

- JPMorgan JPMCCI LME Tin Total Return Index | Index Family : J.P. Morgan Commodity Curve Index

Return to List Page | Indices Home

Asset Class	Commodity	**Region**	Multi Region	**Strategy Style**	Traditional Beta	**Strategy Type**	Access Beta	**Currency**	USD
Risk Method	None	**Bloomberg ID**	JMCXLTTR	**Reuters ID**		**Core Index**	No		

Description: JPMorgan Commodity Curve Index (JPMCCI) LME Tin Total Return Index

SUMMARY | ANALYSIS & COMPARISONS

View and Filter Report for Various Time Periods

Export Complete Index History

Select Time Period: 1 Year | Start Date: dd-mmm-yyyy | End Date: dd-mmm-yyyy | OK

Selected Period: 01 February 2013 to 31 January 2014

Export Current Statistics

Index Level Data

	Level	Date
Current	582.47	31-Jan-2014
High	660.86	05-Feb-2013
Low	498.20	05-Jul-2013
Start	590.24	31-Dec-2013
End	582.47	31-Jan-2014

Risk Measures

Volatility	20.73%
Sharpe Ratio	-0.57
Maximum Drawdown	-24.61%
Monthly Maximum Drawdown	-0.12%
Embedded Index Fee	—

Return Statistics

Annualized Return	-11.79%
Number of Positive Months	6
Number of Negative Months	6

Return

Daily Return	-0.01%
Month to Date Return	—
Quarter To Date Return	-0.09%
Year To Date Return	-0.09%
3 Month Return	-3.30%
6 Month Return	4.30%
1 Year Return	-11.76%
3 Year Return	-28.27%
5 Year Return	110.12%


Index Levels**
102
100
98
96
94
92
90
88
86
84
82
80
78
76
74
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13
Selected Start Date: 02-01-2013 Selected End Date: 01-31-2014

Monthly and Annual Return Statistics

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Year
2014	-1.32	-0.42	—	—	—	—	—	—	—	—	—	—	-1.32
2013	—	-5.55	-0.76	-12.36	2.54	-5.96	3.69	4.09	9.96	-2.06	-0.30	-2.01	-4.85

(1) Calculation descriptions

The first twelve columns reflect the performance of the index from the first trading day of the month displayed to the last trading day of that month.

The final column reflects the performance of the index for the year displayed.

These returns may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the index will achieve the monthly and annual returns displayed in the future. Past performance is not indicative of future returns.

** - As of the date shown above, the index was calculated based on a level for such index set equal to 100 on the date specified at the "Selected Start Date". The Index levels may reflect hypothetical, historical levels and not actual index levels. There is no guarantee that the index will achieve the return displayed in the chart above in the future.

Index Level Data
Current: Current refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
High: High refers to the highest closing level of the index during the time period selected, with the date on which such highest closing level occurs indicated under the "Date" column next to the High level. The High Level may be a hypothetical, historical level and not an actual level of the index. There is no guarantee that the index will achieve the High Level in the future.
Low: Low refers to the lowest closing level of the index during the time period selected, with the date on which such lowest closing level occurs indicated under the "Date" column next to the Low level. The Low Level may be a hypothetical, historical level and not an actual level of the index. The level of the index could, in the future, decline below the Low Level displayed on this website.
Start: Start refers to the closing level of the index on the first trading day of the time period indicated.
End: End refers to the closing level of the index on the last trading day of the time period indicated.

Risk Measures
Volatility: Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Maximum Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Monthly Maximum Drawdown: Monthly Maximum Drawdown is the highest Maximum Drawdown calculated for each [rolling] monthly period during the specified time period. The Monthly Maximum Drawdown may be based on hypothetical, historical Index levels and not the actual Index levels. The Monthly Maximum Drawdown could, in the future, be larger than the Monthly Maximum Drawdown displayed on this website.
Embedded Index Fee: The levels of the Index are reduced by a daily adjustment factor of 0.80% per annum which may have a considerable impact on the level of the Index.

Return Statistics
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Average Monthly Return: Average Monthly Return is the arithmetic average of the Monthly Returns for each [full calendar month][full monthly anniversary period] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Average Monthly Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Average Monthly Return in the future. Past performance is not indicative of future returns.
Average Monthly Return (Positive Months): Average Monthly Return (Positive Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are greater than or equal to zero. The Average Monthly Return (Positive Months) may be based on hypothetical, historical levels and not an actual level of the Index. There is no guarantee that the Average Monthly Return (Positive Months) for a financial instrument linked to the performance of the Index will achieve the Average Monthly Return (Positive Months) displayed on this website.
Average Monthly Return (Negative Months): Average Monthly Return (Negative Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are less then zero. The Average Monthly Return (Negative Months) may be based on hypothetical, historical levels and not actual levels of the Index. The Average Monthly Return (Negative Months) could, in the future, decline below the Average Monthly Return (Negative Months) displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Number of Negative Months: The Number of Negative Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that less than zero. The Number of Negative Months may be based on hypothetical, historical levels and not actual levels of the Index. The Number of Negative Months during the term of a financial instrument linked to the performance of the Index may be greater than the Number of Negative Months displayed on this website.

Return
Daily Return: The Daily Return is the return of the index from the trading day that is 2 [trading][business] days immediately preceding the current day to the [trading][business] day immediately preceding the current day. The Daily Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the index will achieve the Daily Return in the future. Past performance is not indicative of future returns.
Month to Date Return: The Month to Date Return is the return of the index from the [first [trading][business]] day of the current calendar month to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Month to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Month to Date Return in the future. Past performance is not indicative of future returns.
Quarter to Date Return: The Quarter to Date Return is the return of the index from the first [trading][business] day of the current calendar quarter to the trading day immediately preceding the date[Note: may need to change this to start from the end of the previous calendar quarter]. The Quarter to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the index will achieve the Quarter to Date Return in the future. Past performance is not indicative of future returns.
Year to Date Return: The Year to Date Return is the return of the index from the first [trading][business] day of the current calendar year to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Year to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Year to Date Return in the future. Past performance is not indicative of future returns.
3M Return: The 3 Month Return is the trailing return of the index over the past 3 month period ending in the last trading day immediately preceding the date. The 3 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the index will achieve the 3 Month Return in the future. Past performance is not indicative of future returns.

historical index levels and not actual index levels. There is no guarantee that the index will achieve the 3 Month Return in the future. Past performance is not indicative of future returns.
6M Return: The 6 Month Return is the trailing return of the index over the past 6 month period ending in the last trading day immediately preceding the date. The 6 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the index will achieve the 6 Month Return in the future. Past performance is not indicative of future returns.
1Y Return: The 1 Year Return is the trailing return of the index over the past 1 Year period ending in the last trading day immediately preceding the date. The 1 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the index will achieve the 1 Year Return in the future. Past performance is not indicative of future returns.
2Y Return: The 2 Year Return is the trailing return of index over the past 2 Year period ending in the last trading day immediately preceding the date, and is not annualized. The 2 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the index will achieve the 2 Year Return in the future. Past performance is not indicative of future returns.
5Y Return: The 5 Year Return is the trailing return of index over the past 5 year period ending in the last trading day immediately preceding the date, and is not annualized. The 5 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the index will achieve the 5 Year Return in the future. Past performance is not indicative of future returns.

Analysis & Comparison
Current Level: The Current Level refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
Price Date: The Price Date is the trading day immediately preceding the current day.
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Return for Period: The Return for Period is the trailing return of the over the time period specified. The Return for Period may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the index will achieve the Return for Period in the future.
Best Month Return: The Best Month Return is the highest Monthly Return of the index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Best Month Return may be based on a hypothetical, historical performance and not actual performance of the index. There is no guarantee that the index will achieve the Best Month Return in the future.
Worst Month Return: The Worst Month Return is the lowest Monthly Return of the index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period over a given period of time. The Worst Month Return may be based on hypothetical, historical performance and not actual performance of the index. The performance of the index could, in the future, generate a return that is lower than the Worst Month Return displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Annualized Volatility: The Annualized Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Max Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical index levels and not actual index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Time to Recovery: The Time to Recovery is the [longest sub period during the specified time period from any day on which the index begins to decline to the first day on which the level of the index returns to the level it had at the beginning of the decline.] [This field will be left blank if the level of the index as of the current day is lower than the highest level reached by the index over the specified time period.] The Time to Recovery may be based on hypothetical, historical performance and not actual performance of the index. The Time to Recovery could, in the future, be significantly longer than the Time to Recovery displayed on this website.

Volatility %: Reflects the volatility of the index for the time period selected. The actual one month, three month, six month and one year volatility may be much different than the volatility displayed for any such period in the chart above.
Drawdown: Reflects the percentage change in each index during the specified timeframe. Each index has the drawdown set at zero percent at the beginning of the time period set forth in the chart above. The drawdown may be based on hypothetical, historical index levels and not the actual index levels. The applicable drawdown could, in the future, be larger than the drawdown displayed on this website and, accordingly, could be larger than the drawdown for any other index or investment strategy displayed on this chart.

(2) Short Summary of the Risks

- The Index and underlying strategies have limited operating history.
- The reported level of the Index and most of the underlying strategies will include the deduction of an adjustment factor.
- The Index may not be successful, may not outperform any alternative strategy or achieve its 5% target volatility.
- The portfolio of underlying strategies may not be a diversified portfolio.
- The Index involves monthly rebalancing and caps the sum of the weights of all underlying strategies, at rebalance, to 200%. It is possible, although unlikely, for the weight of a single underlying strategy to be close to 200%.
- There are risks associated with momentum, carry, mean reversion or short volatility investment strategies.
- The Index comprises only notional assets and liabilities. Some underlying strategies include notional short positions.
- Correlation of performances among the underlying strategies may reduce the performance of the Index.
- The Index is an excess return index and reflects the performance of unfunded or uncollateralized investments in the assets underlying the Index.
- Commodity futures contracts underlying some of the strategies are subject to uncertain legal and regulatory regimes.
- Our affiliate, J.P. Morgan Securities plc ("JPMS plc"), is the Sponsor and Calculation Agent for the Index and underlying strategies. JPMS plc may adjust the Index or any underlying strategy in a way that affects its level.
- The Index is subject to risks associated with currency exchange, interest rates, non-US securities markets and the use of leverage and futures contracts.

(3) General Disclaimers

JPMorgan Chase & Co. ("J.P. Morgan") has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the "SEC") for any offerings to which these materials relate. Before you invest in any offering of securities by J.P. Morgan, you should read the prospectus in that registration statement, the prospectus supplement, as well as the particular product supplement, the relevant term sheet or pricing supplement, and any other documents that J.P. Morgan will file with the SEC relating to such offering for more complete information about J.P. Morgan and the offering of any securities. You may get these documents without cost by visiting EDGAR on the SEC Website at www.sec.gov. Alternatively, J.P. Morgan, any agent, or any dealer participating in the particular offering will arrange to send you the prospectus and the prospectus supplement, as well as any product supplement and term sheet or pricing supplement, if you so request by calling toll-free (800) 576-3529.

Use of Simulated Returns
Back-testing and other statistical analysis material that is provided in connection with the explanations of the potential returns of the securities linked to the Index use simulated analysis and hypothetical circumstances to estimate how it may have performed prior to its actual existence. The results obtained from such "back-testing" information should not be considered indicative of the actual results that might be obtained from an investment or participation in a financial instrument or transaction referencing the Index. J.P. Morgan provides no assurance or guarantee that the securities linked to the Index will operate or would have operated in the past in a manner consistent with these materials. The hypothetical, back-tested, historical levels presented herein have not been verified by an independent third party, and such hypothetical, back-tested, historical levels have inherent limitations. Alternative simulations, techniques, modeling or assumptions might produce significantly different results and prove to be more appropriate. Actual results will vary, perhaps materially, from the simulated returns presented in this website.

IRS Circular 230 Disclosure
We and our affiliates do not provide tax advice. Accordingly, any discussion of U.S. tax matters contained herein is not intended or written to be used, and cannot be used, in connection with the promotion, marketing or recommendation by anyone unaffiliated with J.P. Morgan of any of the matters address herein or for the purpose of avoiding U.S. tax-related penalties. Investment suitability must be determined individually for each investor, and the financial instruments described herein may not be suitable for all investors. This information is not intended to provide and should not be relied upon as providing accounting, legal, regulatory or tax advice. Investors should consult with their own advisors as to these matters.

This material is not a product of J.P. Morgan Research Departments

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Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

- JPMorgan JPMCCI LME Tin Total Return Index | Index Family : J.P. Morgan Commodity Curve Index

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Asset Class	Commodity	**Region**	Multi Region	**Strategy Style**	Traditional Beta	**Strategy Type**	Access Beta	**Currency**	USD
Risk Method	None	**Bloomberg ID**	JMCXLTTR	**Reuters ID**		**Core Index**	No		

Description: JPMorgan Commodity Curve Index (JPMCCI) LME Tin Total Return Index

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods

Time Period 1 Year Start Date dd-mmm-yyyy End Date dd-mmm-yyyy OK

Compare with (•) None ( ) Reference Indices ( ) Custom

Index Performance

Index Name	Current Level	Price Date	Annualized Return	Return for Period	Number of Positive Months	Annualized Volatility	Sharpe Ratio	Max Drawdown	Time to Recovery
JPMorgan JPMCCI LME Tin Total Return Index	892.47	31-Jan-2014	-11.79%	-11.78%	6	20.73%	-0.87	-24.61%	–

Index Levels**


102
98
94
90
86
82
78
74
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13

Volatility(%)

( ) 1 M ( ) 3 M ( ) 6 M (•) 1 Yr

Drawdown


28%
27%
26%
25%
24%
23%
22%
21%
20%
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13

(1) Calculation descriptions

The first twelve columns reflect the performance of the index from the first trading day of the month displayed to the last trading day of that month.

The final column reflects the performance of the index for the year displayed.

- JPMorgan JPMCCI LME Zinc Excess Return Index | Index Family : J.P. Morgan Commodity Curve Index

Return to List Page | Indices Home

Asset Class	Commodity	**Region**	Multi Region	**Strategy Style**	Traditional Beta	**Strategy Type**	Access Beta	**Currency**	USD
Risk Method	None	**Bloomberg ID**	JMCXLXER	**Reuters ID**		**Core Index**	No		

Description: JPMorgan Commodity Curve Index (JPMCCI) LME Zinc Excess Return Index

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods Export Complete Index History

Select Time Period: 1 Year | Start Date: dd-mmm-yyyy | End Date: dd-mmm-yyyy | OK

Selected Period: 01 February 2013 to 31 January 2014 Export Current Statistics

Index Level Data

	Level	Date
Current	88.50	31-Jan-2014
High	104.15	12-Feb-2013
Low	84.86	27-Nov-2013
Start	92.49	31-Dec-2013
End	88.50	31-Jan-2014

Risk Measures

Volatility	15.57%
Sharpe Ratio	-0.90
Maximum Drawdown	-18.71%
Monthly Maximum Drawdown	-8.07%
Embedded Index Fee	—

Return Statistics

Annualized Return	-14.04%
Number of Positive Months	5
Number of Negative Months	7

Return

Daily Return	-0.62%
Month to Date Return	—
Quarter To Date Return	-5.30%
Year To Date Return	-5.30%
3 Month Return	0.20%
6 Month Return	2.81%
1 Year Return	-14.00%
3 Year Return	-28.62%
5 Year Return	36.93%


Index Levels**
104
102
100
98
96
94
92
90
88
86
84
82
80
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13
Selected Start Date: 02-01-2013 Selected End Date: 01-31-2014

Monthly and Annual Return Statistics

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Year
2014	-4.31	-1.71	—	—	—	—	—	—	—	—	—	—	-4.31

2013	—	-4.03	-8.26	-2.06	2.74	-4.19	-1.21	2.98	0.13	1.34	-4.01	8.39	-8.45

1) Calculation descriptions

The first twelve columns reflect the performance of the index from the first trading day of the month displayed to the last trading day of that month.

The final column reflects the performance of the index for the year displayed.

These returns may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the monthly and annual returns displayed in the future. Past performance is not indicative of future returns.

* - As of the date shown above, the index was calculated based on a level for such index set equal to 100 on the date specified at the "Selected Start Date". The Index levels may reflect hypothetical, historical levels and not actual index levels. There is no guarantee that the Index will achieve the return displayed in the chart above in the future.

Index Level Data

Current: Current refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.

High: High refers to the highest closing level of the index during the time period selected, with the date on which such highest closing level occurs indicated under the "Date" column next to the High level. The High Level may be a hypothetical, historical level and not an actual level of the Index. There is no guarantee that the Index will achieve the High Level in the future.

Low: Low refers to the lowest closing level of the index during the time period selected, with the date on which such lowest closing level occurs indicated under the "Date" column next to the Low level. The Low Level may be a hypothetical, historical level and not an actual level of the Index. The level of the Index could, in the future, decline below the Low Level displayed on this website.

Start: Start refers to the closing level of the index on the first trading day of the time period indicated.

End: End refers to the closing level of the index on the last trading day of the time period indicated.

Risk Measures

Volatility: Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.

Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.

Maximum Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.

Monthly Maximum Drawdown: Monthly Maximum Drawdown is the highest Maximum Drawdown calculated for each [rolling] monthly period during the specified time period. The Monthly Maximum Drawdown may be based on hypothetical, historical Index levels and not the actual Index levels. The Monthly Maximum Drawdown could, in the future, be larger than the Monthly Maximum Drawdown displayed on this website.

Embedded Index Fee: The levels of the Index are reduced by a daily adjustment factor of 0.80% per annum which may have a considerable impact on the level of the Index.

Return Statistics

Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.

Average Monthly Return: Average Monthly Return is the arithmetic average of the Monthly Returns for each [full calendar month][full monthly anniversary period] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Average Monthly Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Average Monthly Return in the future. Past performance is not indicative of future returns.

Average Monthly Return (Positive Months): Average Monthly Return (Positive Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are greater than or equal to zero. The Average Monthly Return (Positive Months) may be based on hypothetical, historical levels and not an actual level of the Index. There is no guarantee that the Average Monthly Return (Positive Months) for a financial instrument linked to the performance of the Index will achieve the Average Monthly Return (Positive Months) displayed on this website.

Average Monthly Return (Negative Months): Average Monthly Return (Negative Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are less than zero. The Average Monthly Return (Negative Months) may be based on hypothetical, historical levels and not actual levels of the Index. The Average Monthly Return (Negative Months) could, in the future, decline below the Average Monthly Return (Negative Months) displayed on this website.

Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.

Number of Negative Months: The Number of Negative Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that less than zero. The Number of Negative Months may be based on hypothetical, historical levels and not actual levels of the Index. The Number of Negative Months during the term of a financial instrument linked to the performance of the Index may be greater than the Number of Negative Months displayed on this website.

Return

Daily Return: The Daily Return is the return of the index from the trading day that is 2 [trading][business] days immediately preceding the current day to the [trading][business] day immediately preceding the current day. The Daily Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Daily Return in the future. Past performance is not indicative of future returns.

Month to Date Return: The Month to Date Return is the return of the index from the [first [trading][business]] day of the current calendar month to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Month to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Month to Date Return in the future. Past performance is not indicative of future returns.

Quarter to Date Return: The Quarter to Date Return is the return of the index from the first [trading][business] day of the current calendar quarter to the trading day immediately preceding the date[Note: may need to change this to start from the end of the previous calendar quarter]. The Quarter to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Quarter to Date Return in the future. Past performance is not indicative of future returns.

Year to Date Return: The Year to Date Return is the return of the index from the first [trading][business] day of the current calendar year to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Year to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index

will achieve the Year to Date Return in the future. Past performance is not indicative of future returns.
3M Return: The 3 Month Return is the trailing return of the index over the past 3 month period ending in the last trading day immediately preceding the date. The 3 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the index will achieve the 3 Month Return in the future. Past performance is not indicative of future returns.
6M Return: The 6 Month Return is the trailing return of the index over the past 6 month period ending in the last trading day immediately preceding the date. The 6 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the index will achieve the 6 Month Return in the future. Past performance is not indicative of future returns.
1Y Return: The 1 Year Return is the trailing return of the index over the past 1 Year period ending in the last trading day immediately preceding the date. The 1 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the index will achieve the 1 Year Return in the future. Past performance is not indicative of future returns.
2Y Return: The 2 Year Return is the trailing return of index over the past 2 Year period ending in the last trading day immediately preceding the date, and is not annualized. The 2 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 2 Year Return in the future. Past performance is not indicative of future returns.
5Y Return: The 5 Year Return is the trailing return of index over the past 5 year period ending in the last trading day immediately preceding the date, and is not annualized. The 5 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 5 Year Return in the future. Past performance is not indicative of future returns.

Analysis & Comparison
Current Level: The Current Level refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
Price Date: The Price Date is the trading day immediately preceding the current day.
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Return for Period: The Return for Period is the trailing return of the over the time period specified. The Return for Period may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the index will achieve the Return for Period in the future.
Best Month Return: The Best Month Return is the highest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Best Month Return may be based on a hypothetical, historical performance and not actual performance of the Index. There is no guarantee that the Index will achieve the Best Month Return in the future.
Worst Month Return: The Worst Month Return is the lowest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period over a given period of time. The Worst Month Return may be based on hypothetical, historical performance and not actual performance of the Index. The performance of the Index could, in the future, generate a return that is lower than the Worst Month Return displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Annualized Volatility: The Annualized Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Max Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Time to Recovery: The Time to Recovery is the [longest sub period during the specified time period from any day on which the index begins to decline to the first day on which the level of the index returns to the level it had at the beginning of the decline.] [This field will be left blank if the level of the index as of the current day is lower than the highest level reached by the index over the specified time period.] The Time to Recovery may be based on hypothetical, historical performance and not actual performance of the Index. The Time to Recovery could, in the future, be significantly longer than the Time to Recovery displayed on this website.

Volatility %: Reflects the volatility of the Index for the time period selected. The actual one month, three month, six month and one year volatility may be much different than the volatility displayed for any such period in the chart above
Drawdown: Reflects the percentage change in each index during the specified timeframe. Each index has the drawdown set at zero percent at the beginning of the time period set forth in the chart above. The drawdown may be based on hypothetical, historical index levels and not the actual index levels. The applicable drawdown could, in the future, be larger than the drawdown displayed on this website and, accordingly, could be larger than the drawdown for any other index or investment strategy displayed on this chart

(2) Short Summary of the Risks

- The Index and underlying strategies have limited operating history.
- The reported level of the Index and most of the underlying strategies will include the deduction of an adjustment factor.
- The Index may not be successful, may not outperform any alternative strategy or achieve its 5% target volatility.
- The portfolio of underlying strategies may not be a diversified portfolio.
- The Index involves monthly rebalancing and caps the sum of the weights of all underlying strategies, at rebalance, to 200%. It is possible, although unlikely, for the weight of a single underlying strategy to be close to 200%.
- There are risks associated with momentum, carry, mean reversion or short volatility investment strategies.
- The Index comprises only notional assets and liabilities. Some underlying strategies include notional short positions.
- Correlation of performances among the underlying strategies may reduce the performance of the Index.
- The Index is an excess return index and reflects the performance of unfunded or uncollateralized investments in the assets underlying the Index.
- Commodity futures contracts underlying some of the strategies are subject to uncertain legal and regulatory regimes.
- Our affiliate, J.P. Morgan Securities plc ("JPMS plc"), is the Sponsor and Calculation Agent for the Index and underlying strategies. JPMS plc may adjust the Index or any underlying strategy in a way that affects its level.
- The Index is subject to risks associated with currency exchange, interest rates, non-US securities markets and the use of leverage and futures contracts.

(3) General Disclaimers

JPMorgan Chase & Co. ("J.P. Morgan") has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the "SEC") for any offerings to which these materials relate. Before you invest in any offering of securities by J.P. Morgan, you should read the prospectus in that registration statement, the prospectus supplement, as well as the particular product supplement, the relevant term sheet or pricing supplement, and any other documents that J.P. Morgan will file with the SEC relating to such offering for more complete information about J.P. Morgan and the offering of any securities. You may

- JPMorgan JPMCCI LME Zinc Excess Return Index | Index Family : J.P. Morgan Commodity Curve Index

Return to List Page | Indices Home

Asset Class	Commodity	**Region**	Multi Region	**Strategy Style**	Traditional Beta	**Strategy Type**	Access Beta	**Currency**	USD
Risk Method	None	**Bloomberg ID**	JMCXLXER	**Reuters ID**		**Core Index**	No		

Description: JPMorgan Commodity Curve Index (JPMCCI) LME Zinc Excess Return Index

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods

Time Period 1 Year Start Date dd-mmm-yyyy End Date dd-mmm-yyyy OK

Compare with None Reference Indices Custom

Index Performance

Index Name	Current Level	Price Date	Annualized Return	Return for Period	Number of Positive Months	Annualized Volatility	Sharpe Ratio	Max Drawdown	Time to Recovery
JPMorgan JPMCCI LME Zinc Excess Return Index	88.50	31-Jan-2014	-14.04%	-14.00%	5	15.57%	-0.90	-18.71%	--


Index Levels**
104
100
96
92
88
84
80
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13

Volatility(%) 1 M 3 M 6 M 1 Yr


Drawdown
23%
22%
21%
20%
19%
18%
17%
16%
15%
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13

(1) Calculation descriptions

The first twelve columns reflect the performance of the index from the first trading day of the month displayed to the last trading day of that month.

- JPMorgan JPMCCI LME Zinc Price Index | Index Family : J.P. Morgan Commodity Curve Index

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Asset Class	Commodity	**Region**	Multi Region	**Strategy Style**	Traditional Beta	**Strategy Type**	Access Beta	**Currency**	USD
Risk Method	None	**Bloomberg ID**	JMCXLXPI	**Reuters ID**		**Core Index**	No		

Description: JPMorgan Commodity Curve Index (JPMCCI) LME Zinc Price Index

SUMMARY | ANALYSIS & COMPARISONS

View and Filter Report for Various Time Periods — Export Complete Index History

Select Time Period: 1 Year | Start Date: dd-mmm-yyyy | End Date: dd-mmm-yyyy | OK

Selected Period: 01 February 2013 to 31 January 2014

Export Current Statistics

Index Level Data

	Level	Date
Current	1974.43	31-Jan-2014
High	2217.31	12-Feb-2013
Low	1830.63	02-May-2013
Start	2062.41	31-Dec-2013
End	1974.43	31-Jan-2014

Risk Measures

Volatility	15.56%
Sharpe Ratio	-0.62
Maximum Drawdown	-17.44%
Monthly Maximum Drawdown	-0.07%
Embedded Index Fee	---

Return Statistics

Annualized Return	-9.65%
Number of Positive Months	5
Number of Negative Months	7

Return

Daily Return	-0.62%
Month to Date Return	---
Quarter To Date Return	-5.26%
Year To Date Return	-5.26%
3 Month Return	1.12%
6 Month Return	5.29%
1 Year Return	-9.63%
3 Year Return	-20.23%
5 Year Return	66.45%


Index Levels**
104
102
100
98
96
94
92
90
88
86
84
82
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13
Selected Start Date: 02-01-2013 Selected End Date: 01-31-2014

Monthly and Annual Return Statistics

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Year
2014	-4.27	-1.71	---	---	---	---	---	---	---	---	---	---	-4.27
2013	---	-3.05	-8.11	-1.44	3.19	-3.61	-0.94	3.04	0.04	1.82	-3.47	8.78	-1.51

(1) Calculation descriptions

The first twelve columns reflect the performance of the index from the first trading day of the month displayed to the last trading day of that month.

The final column reflects the performance of the index for the year displayed.

These returns may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the monthly and annual returns displayed in the future. Past performance is not indicative of future returns.

** - As of the date shown above, the index was calculated based on a level for such index set equal to 100 on the date specified at the "Selected Start Date". The Index levels may reflect hypothetical, historical levels and not actual index levels. There is no guarantee that the Index will achieve the return displayed in the chart above in the future.

Index Level Data
Current: Current refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
High: High refers to the highest closing level of the index during the time period selected, with the date on which such highest closing level occurs indicated under the "Date" column next to the High level. The High Level may be a hypothetical, historical level and not an actual level of the Index. There is no guarantee that the Index will achieve the High Level in the future.
Low: Low refers to the lowest closing level of the index during the time period selected, with the date on which such lowest closing level occurs indicated under the "Date" column next to the Low level. The Low Level may be a hypothetical, historical level and not an actual level of the Index. The level of the Index could, in the future, decline below the Low Level displayed on this website.
Start: Start refers to the closing level of the index on the first trading day of the time period indicated.
End: End refers to the closing level of the index on the last trading day of the time period indicated.

Risk Measures
Volatility: Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Maximum Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Monthly Maximum Drawdown: Monthly Maximum Drawdown is the highest Maximum Drawdown calculated for each [rolling] monthly period during the specified time period. The Monthly Maximum Drawdown may be based on hypothetical, historical Index levels and not the actual Index levels. The Monthly Maximum Drawdown could, in the future, be larger than the Monthly Maximum Drawdown displayed on this website.
Embedded Index Fee: The levels of the Index are reduced by a daily adjustment factor of 0.80% per annum which may have a considerable impact on the level of the Index.

Return Statistics
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Average Monthly Return: Average Monthly Return is the arithmetic average of the Monthly Returns for each [full calendar month][full monthly anniversary period] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Average Monthly Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Average Monthly Return in the future. Past performance is not indicative of future returns.
Average Monthly Return (Positive Months): Average Monthly Return (Positive Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are greater than or equal to zero. The Average Monthly Return (Positive Months) may be based on hypothetical, historical levels and not an actual level of the Index. There is no guarantee that the Average Monthly Return (Positive Months) for a financial instrument linked to the performance of the Index will achieve the Average Monthly Return (Positive Months) displayed on this website.
Average Monthly Return (Negative Months): Average Monthly Return (Negative Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are less than zero. The Average Monthly Return (Negative Months) may be based on hypothetical, historical levels and not actual levels of the Index. The Average Monthly Return (Negative Months) could, in the future, decline below the Average Monthly Return (Negative Months) displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Number of Negative Months: The Number of Negative Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that less than zero. The Number of Negative Months may be based on hypothetical, historical levels and not actual levels of the Index. The Number of Negative Months during the term of a financial instrument linked to the performance of the Index may be greater than the Number of Negative Months displayed on this website.

Return
Daily Return: The Daily Return is the return of the index from the trading day that is 2 [trading][business] days immediately preceding the current day to the [trading][business] day immediately preceding the current day. The Daily Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Daily Return in the future. Past performance is not indicative of future returns.
Month to Date Return: The Month to Date Return is the return of the index from the [first [trading][business]] day of the current calendar month to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Month to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Month to Date Return in the future. Past performance is not indicative of future returns.
Quarter to Date Return: The Quarter to Date Return is the return of the index from the first [trading][business] day of the current calendar quarter to the trading day immediately preceding the date[Note: may need to change this to start from the end of the previous calendar quarter]. The Quarter to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Quarter to Date Return in the future. Past performance is not indicative of future returns.
Year to Date Return: The Year to Date Return is the return of the index from the first [trading][business] day of the current calendar year to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Year to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Year to Date Return in the future. Past performance is not indicative of future returns.
3M Return: The 3 Month Return is the trailing return of the index over the past 3 month period ending in the last trading day immediately preceding the date. The 3 Month Return may be based on hypothetical,

historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 3 Month Return in the future. Past performance is not indicative of future returns.
6M Return: The 6 Month Return is the trailing return of the index over the past 6 month period ending in the last trading day immediately preceding the date. The 6 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 6 Month Return in the future. Past performance is not indicative of future returns.
1Y Return: The 1 Year Return is the trailing return of the index over the past 1 Year period ending in the last trading day immediately preceding the date. The 1 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 1 Year Return in the future. Past performance is not indicative of future returns.
2Y Return: The 2 Year Return is the trailing return of index over the past 2 Year period ending in the last trading day immediately preceding the date, and is not annualized. The 2 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 2 Year Return in the future. Past performance is not indicative of future returns.
5Y Return: The 5 Year Return is the trailing return of index over the past 5 year period ending in the last trading day immediately preceding the date, and is not annualized. The 5 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 5 Year Return in the future. Past performance is not indicative of future returns.

Analysis & Comparison
Current Level: The Current Level refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
Price Date: The Price Date is the trading day immediately preceding the current day.
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Return for Period: The Return for Period is the trailing return of the over the time period specified. The Return for Period may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Return for Period in the future.
Best Month Return: The Best Month Return is the highest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Best Month Return may be based on a hypothetical, historical performance and not actual performance of the Index. There is no guarantee that the Index will achieve the Best Month Return in the future.
Worst Month Return: The Worst Month Return is the lowest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period over a given period of time. The Worst Month Return may be based on hypothetical, historical performance and not actual performance of the Index. The performance of the Index could, in the future, generate a return that is lower than the Worst Month Return displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Annualized Volatility: The Annualized Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Max Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Time to Recovery: The Time to Recovery is the [longest sub period during the specified time period from any day on which the index begins to decline to the first day on which the level of the index returns to the level it had at the beginning of the decline.] [This field will be left blank if the level of the index as of the current day is lower than the highest level reached by the index over the specified time period.] The Time to Recovery may be based on hypothetical, historical performance and not actual performance of the Index. The Time to Recovery could, in the future, be significantly longer than the Time to Recovery displayed on this website.

Volatility %: Reflects the volatility of the Index for the time period selected. The actual one month, three month, six month and one year volatility may be much different than the volatility displayed for any such period in the chart above
Drawdown: Reflects the percentage change in each index during the specified timeframe. Each index has the drawdown set at zero percent at the beginning of the time period set forth in the chart above. The drawdown may be based on hypothetical, historical index levels and not the actual index levels. The applicable drawdown could, in the future, be larger than the drawdown displayed on this website and, accordingly, could be larger than the drawdown for any other index or investment strategy displayed on this chart

(2) Short Summary of the Risks

- The Index and underlying strategies have limited operating history.
- The reported level of the Index and most of the underlying strategies will include the deduction of an adjustment factor.
- The Index may not be successful, may not outperform any alternative strategy or achieve its 5% target volatility.
- The portfolio of underlying strategies may not be a diversified portfolio.
- The Index involves monthly rebalancing and caps the sum of the weights of all underlying strategies, at rebalance, to 200%. It is possible, although unlikely, for the weight of a single underlying strategy to be close to 200%.
- There are risks associated with momentum, carry, mean reversion or short volatility investment strategies.
- The Index comprises only notional assets and liabilities. Some underlying strategies include notional short positions.
- Correlation of performances among the underlying strategies may reduce the performance of the Index.
- The Index is an excess return index and reflects the performance of unfunded or uncollateralized investments in the assets underlying the Index.
- Commodity futures contracts underlying some of the strategies are subject to uncertain legal and regulatory regimes.
- Our affiliate, J.P. Morgan Securities plc ("JPMS plc"), is the Sponsor and Calculation Agent for the Index and underlying strategies. JPMS plc may adjust the Index or any underlying strategy in a way that affects its level.
- The Index is subject to risks associated with currency exchange, interest rates, non-US securities markets and the use of leverage and futures contracts.

(3) General Disclaimers

JPMorgan Chase & Co. ("J.P. Morgan") has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the "SEC") for any offerings to which these materials relate. Before you invest in any offering of securities by J.P. Morgan, you should read the prospectus in that registration statement, the prospectus supplement, as well as the particular product supplement, the relevant term sheet or pricing supplement, and any other documents that J.P. Morgan will file with the SEC relating to such offering for more complete information about J.P. Morgan and the offering of any securities. You may get these documents without cost by visiting EDGAR on the SEC Website at www.sec.gov. Alternatively, J.P. Morgan, any agent, or any dealer participating in the particular offering will arrange to send you the prospectus and the prospectus supplement, as well as any product supplement and term sheet or pricing supplement, if you so request by calling toll-free (800) 576-3529.

- JPMorgan JPMCCI LME Zinc Price Index | Index Family : J.P. Morgan Commodity Curve Index

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Asset Class	Commodity	**Region**	Multi Region	**Strategy Style**	Traditional Beta	**Strategy Type**	Access Beta	**Currency**	USD
Risk Method	None	**Bloomberg ID**	JMCXLXPI	**Reuters ID**		**Core Index**	No		

Description: JPMorgan Commodity Curve Index (JPMCCI) LME Zinc Price Index

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods

Time Period 1 Year Start Date dd-mmm-yyyy End Date dd-mmm-yyyy OK

Compare with

(•) None ( ) Reference Indices ( ) Custom

Index Performance

Index Name	Current Level	Price Date	Annualized Return	Return for Period	Number of Positive Months	Annualized Volatility	Sharpe Ratio	Max Drawdown	Time to Recovery
JPMorgan JPMCCI LME Zinc Price Index	1,974.43	31-Jan-2014	-9.65%	-9.63%	5	15.50%	-0.62	-17.44%	--

Index Levels**


102
98
94
90
86
82
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13

Volatility(%)

( ) 1 M ( ) 3 M ( ) 6 M (•) 1 Yr

Drawdown


23%
22%
21%
20%
19%
18%
17%
16%
15%
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13

(1) Calculation descriptions

The first twelve columns reflect the performance of the index from the first trading day of the month displayed to the last trading day of that month.

The final column reflects the performance of the index for the year displayed.

- JPMorgan JPMCCI LME Zinc Total Return Index | Index Family : J.P. Morgan Commodity Curve Index

Return to List Page | Indices Home

Asset Class	Commodity	**Region**	Multi Region	**Strategy Style**	Traditional Beta	**Strategy Type**	Access Beta	**Currency**	USD
Risk Method	None	**Bloomberg ID**	JNCXLXTR	**Reuters ID**		**Core Index**	No		

Description: JPMorgan Commodity Curve Index (JPMCCI) LME Zinc Total Return Index

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods Export Complete Index History

Select Time Period 1 Year Start Date dd-mmm-yyyy End Date dd-mmm-yyyy OK

Selected Period: 01 February 2013 to 31 January 2014

Export Current Statistics

Index Level Data

	Level	Date
Current	193.24	31-Jan-2014
High	227.29	12-Feb-2013
Low	184.85	27-Nov-2013
Start	201.94	31-Dec-2013
End	193.24	31-Jan-2014

Risk Measures

Volatility	15.57%
Sharpe Ratio	-0.90
Maximum Drawdown	-18.67%
Monthly Maximum Drawdown	-0.07%
Embedded Index Fee	---

Return Statistics

Annualized Return	-13.99%
Number of Positive Months	5
Number of Negative Months	7

Return

Daily Return	-0.62%
Month to Date Return	---
Quarter To Date Return	-5.30%
Year To Date Return	-5.30%
3 Month Return	0.22%
6 Month Return	2.84%
1 Year Return	-13.95%
3 Year Return	-28.48%
5 Year Return	37.61%


Index Levels**
104
102
100
98
96
94
92
90
88
86
84
82
80
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13
Selected Start Date: 02-01-2013 Selected End Date: 01-31-2014

Monthly and Annual Return Statistics

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Year
2014	-4.31	-1.71	---	---	---	---	---	---	---	---	---	---	-4.31

2013	—	-4.03	-8.25	-2.06	2.75	-4.19	-1.20	2.96	0.13	1.35	-4.00	8.40	-6.39

(1) Calculation descriptions

The first twelve columns reflect the performance of the index from the first trading day of the month displayed to the last trading day of that month.

The final column reflects the performance of the index for the year displayed.

These returns may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the monthly and annual returns displayed in the future. Past performance is not indicative of future returns.

** - As of the date shown above, the index was calculated based on a level for such index set equal to 100 on the date specified at the "Selected Start Date". The Index levels may reflect hypothetical, historical levels and not actual index levels. There is no guarantee that the Index will achieve the return displayed in the chart above in the future.

Index Level Data
Current: Current refers to the closing level of the Index as of the trading day immediately preceding the date you have accessed this website.
High: High refers to the highest closing level of the index during the time period selected, with the date on which such highest closing level occurs indicated under the "Date" column next to the High level. The High Level may be a hypothetical, historical level and not an actual level of the Index. There is no guarantee that the Index will achieve the High Level in the future.
Low: Low refers to the lowest closing level of the index during the time period selected, with the date on which such lowest closing level occurs indicated under the "Date" column next to the Low level. The Low Level may be a hypothetical, historical level and not an actual level of the Index. The level of the Index could, in the future, decline below the Low Level displayed on this website.
Start: Start refers to the closing level of the index on the first trading day of the time period indicated.
End: End refers to the closing level of the index on the last trading day of the time period indicated.

Risk Measures
Volatility: Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Maximum Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical index levels and not actual index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Monthly Maximum Drawdown: Monthly Maximum Drawdown is the highest Maximum Drawdown calculated for each [rolling] monthly period during the specified time period. The Monthly Maximum Drawdown may be based on hypothetical, historical Index levels and not the actual Index levels. The Monthly Maximum Drawdown could, in the future, be larger than the Monthly Maximum Drawdown displayed on this website.
Embedded Index Fee: The levels of the Index are reduced by a daily adjustment factor of 0.80% per annum which may have a considerable impact on the level of the Index.

Return Statistics
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Average Monthly Return: Average Monthly Return is the arithmetic average of the Monthly Returns for each [full calendar month][full monthly anniversary period] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Average Monthly Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Average Monthly Return in the future. Past performance is not indicative of future returns.
Average Monthly Return (Positive Months): Average Monthly Return (Positive Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are greater than or equal to zero. The Average Monthly Return (Positive Months) may be based on hypothetical, historical levels and not an actual level of the Index. There is no guarantee that the Average Monthly Return (Positive Months) for a financial instrument linked to the performance of the Index will achieve the Average Monthly Return (Positive Months) displayed on this website.
Average Monthly Return (Negative Months): Average Monthly Return (Negative Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are less than zero. The Average Monthly Return (Negative Months) may be based on hypothetical, historical levels and not actual levels of the Index. The Average Monthly Return (Negative Months) could, in the future, decline below the Average Monthly Return (Negative Months) displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the Index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Number of Negative Months: The Number of Negative Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the Index had returns that less than zero. The Number of Negative Months may be based on hypothetical, historical levels and not actual levels of the Index. The Number of Negative Months during the term of a financial instrument linked to the performance of the Index may be greater than the Number of Negative Months displayed on this website.

Return
Daily Return: The Daily Return is the return of the index from the trading day that is 2 [trading][business] days immediately preceding the current day to the [trading][business] day immediately preceding the current day. The Daily Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Daily Return in the future. Past performance is not indicative of future returns.
Month to Date Return: The Month to Date Return is the return of the index from the [first [trading][business]] day of the current calendar month to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Month to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Month to Date Return in the future. Past performance is not indicative of future returns.
Quarter to Date Return: The Quarter to Date Return is the return of the index from the first [trading][business] day of the current calendar quarter to the trading day immediately preceding the date[Note: may need to change this to start from the end of the previous calendar quarter]. The Quarter to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Quarter to Date Return in the future. Past performance is not indicative of future returns.
Year to Date Return: The Year to Date Return is the return of the index from the first [trading][business] day of the current calendar year to the trading day immediately preceding the date [Note: may need to

change this to start from the end of the previous calendar month. The Year to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Year to Date Return in the future. Past performance is not indicative of future returns.
3M Return: The 3 Month Return is the trailing return of the index over the past 3 month period ending in the last trading day immediately preceding the date. The 3 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 3 Month Return in the future. Past performance is not indicative of future returns.
6M Return: The 6 Month Return is the trailing return of the index over the past 6 month period ending in the last trading day immediately preceding the date. The 6 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 6 Month Return in the future. Past performance is not indicative of future returns.
1Y Return: The 1 Year Return is the trailing return of the index over the past 1 Year period ending in the last trading day immediately preceding the date. The 1 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 1 Year Return in the future. Past performance is not indicative of future returns.
2Y Return: The 2 Year Return is the trailing return of index over the past 2 Year period ending in the last trading day immediately preceding the date, and is not annualized. The 2 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 2 Year Return in the future. Past performance is not indicative of future returns.
5Y Return: The 5 Year Return is the trailing return of index over the past 5 year period ending in the last trading day immediately preceding the date, and is not annualized. The 5 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 5 Year Return in the future. Past performance is not indicative of future returns.

Analysis & Comparison
Current Level: The Current Level refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
Price Date: The Price Date is the trading day immediately preceding the current day.
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Return for Period: The Return for Period is the trailing return of the over the time period specified. The Return for Period may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Return for Period in the future.
Best Month Return: The Best Month Return is the highest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Best Month Return may be based on a hypothetical, historical performance and not actual performance of the Index. There is no guarantee that the Index will achieve the Best Month Return in the future.
Worst Month Return: The Worst Month Return is the lowest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period over a given period of time. The Worst Month Return may be based on hypothetical, historical performance and not actual performance of the Index. The performance of the Index could, in the future, generate a return that is lower than the Worst Month Return displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Annualized Volatility: The Annualized Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Max Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical index levels and not actual index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Time to Recovery: The Time to Recovery is the [longest sub period during the specified time period from any day on which the index begins to decline to the first day on which the level of the index returns to the level it had at the beginning of the decline.] [This field will be left blank if the level of the index as of the current day is lower than the highest level reached by the index over the specified time period.] The Time to Recovery may be based on hypothetical, historical performance and not actual performance of the Index. The Time to Recovery could, in the future, be significantly longer than the Time to Recovery displayed on this website.

Volatility %: Reflects the volatility of the Index for the time period selected. The actual one month, three month, six month and one year volatility may be much different than the volatility displayed for any such period in the chart above
Drawdown: Reflects the percentage change in each index during the specified timeframe. Each index has the drawdown set at zero percent at the beginning of the time period set forth in the chart above. The drawdown may be based on hypothetical, historical index levels and not the actual index levels. The applicable drawdown could, in the future, be larger than the drawdown displayed on this website and, accordingly, could be larger than the drawdown for any other index or investment strategy displayed on this chart

(2) Short Summary of the Risks

- The Index and underlying strategies have limited operating history.
- The reported level of the Index and most of the underlying strategies will include the deduction of an adjustment factor.
- The Index may not be successful, may not outperform any alternative strategy or achieve its 5% target volatility.
- The portfolio of underlying strategies may not be a diversified portfolio.
- The Index involves monthly rebalancing and caps the sum of the weights of all underlying strategies, at rebalance, to 200%. It is possible, although unlikely, for the weight of a single underlying strategy to be close to 200%.
- There are risks associated with momentum, carry, mean reversion or short volatility investment strategies.
- The Index comprises only notional assets and liabilities. Some underlying strategies include notional short positions.
- Correlation of performances among the underlying strategies may reduce the performance of the Index.
- The Index is an excess return index and reflects the performance of unfunded or uncollateralized investments in the assets underlying the Index.
- Commodity futures contracts underlying some of the strategies are subject to uncertain legal and regulatory regimes.
- Our affiliate, J.P. Morgan Securities plc ("JPMS plc"), is the Sponsor and Calculation Agent for the Index and underlying strategies. JPMS plc may adjust the Index or any underlying strategy in a way that affects its level.
- The Index is subject to risks associated with currency exchange, interest rates, non-US securities markets and the use of leverage and futures contracts.

(3) General Disclaimers

JPMorgan Chase & Co. ("J.P. Morgan") has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the "SEC") for any offerings to which these materials relate. Before you invest in any offering of securities by J.P. Morgan, you should read the prospectus in that registration statement, the prospectus supplement, as well as the particular product supplement, the relevant term

- JPMorgan JPMCCI LME Zinc Total Return Index | Index Family : J.P. Morgan Commodity Curve Index

Return to List Page | Indices Home

Asset Class	Commodity	**Region**	Multi Region	**Strategy Style**	Traditional Beta	**Strategy Type**	Access Beta	**Currency**	USD
Risk Method	None	**Bloomberg ID**	JMCXLXTR	**Reuters ID**		**Core Index**	No		

Description: JPMorgan Commodity Curve Index (JPMCCI) LME Zinc Total Return Index

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods

Time Period 1 Year | Start Date dd-mmm-yyyy | End Date dd-mmm-yyyy | OK

Compare with: (•) None ( ) Reference Indices ( ) Custom

Index Performance

Index Name	Current Level	Price Date	Annualized Return	Return for Period	Number of Positive Months	Annualized Volatility	Sharpe Ratio	Max Drawdown	Time to Recovery
JPMorgan JPMCCI LME Zinc Total Return Index	193.24	31-Jan-2014	-13.99%	-13.95%	5	15.57%	-0.90	-18.87%	–

Index Levels**


104
100
96
92
88
84
80
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13

Volatility(%)

( ) 1M ( ) 3M ( ) 6M (•) 1Yr

Drawdown


23%
22%
21%
20%
19%
18%
17%
16%
15%
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13

(1) Calculation descriptions

The first twelve columns reflect the performance of the index from the first trading day of the month displayed to the last trading day of that month.

- JPMorgan JPMCCI Livestock Excess Return Index | Index Family : J.P. Morgan Commodity Curve Index

Return to List Page | Indices Home

Asset Class	Commodity	**Region**	Multi Region	**Strategy Style**	Traditional Beta	**Strategy Type**	Access Beta	**Currency**	USD
Risk Method	None	**Bloomberg ID**	JMCXLER	**Reuters ID**		**Core Index**	No		

Description: JPMorgan Commodity Curve Index (JPMCCI) Livestock Excess Return Index

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods Export Complete Index History

Select Time Period: 1 Year Start Date: dd-mmm-yyyy End Date: dd-mmm-yyyy OK

Selected Period: 01 February 2013 to 31 January 2014

Export Current Statistics

Index Level Data

	Level	Date
Current	100.63	31-Jan-2014
High	100.66	22-Jan-2014
Low	89.57	17-May-2013
Start	97.39	31-Dec-2013
End	100.63	31-Jan-2014

Risk Measures

Volatility	7.33%
Sharpe Ratio	0.45
Maximum Drawdown	-8.07%
Monthly Maximum Drawdown	-0.04%
Embedded Index Fee	---

Return Statistics

Annualized Return	3.28%
Number of Positive Months	6
Number of Negative Months	6

Return

Daily Return	0.31%
Month to Date Return	---
Quarter To Date Return	2.61%
Year To Date Return	2.61%
3 Month Return	3.13%
6 Month Return	8.35%
1 Year Return	3.27%
3 Year Return	-7.26%
5 Year Return	1.09%


Index Levels**
106
104
102
100
98
96
94
92
90
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13
Selected Start Date: 02-01-2013 Selected End Date: 01-31-2014

Monthly and Annual Return Statistics

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Year
2014	3.32	0.88	—	—	—	—	—	—	—	—	—	—	3.12

2013	—	-4.14	-0.69	-1.15	-0.66	2.26	-0.37	2.05	1.92	1.16	-0.05	-0.66	-1.90

(1) Calculation descriptions

The first twelve columns reflect the performance of the index from the first trading day of the month displayed to the last trading day of that month.

The final column reflects the performance of the index for the year displayed.

These returns may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the index will achieve the monthly and annual returns displayed in the future. Past performance is not indicative of future returns.

** - As of the date shown above, the index was calculated based on a level for such index set equal to 100 on the date specified at the "Selected Start Date". The index levels may reflect hypothetical, historical levels and not actual index levels. There is no guarantee that the index will achieve the return displayed in the chart above in the future.

Index Level Data
Current: Current refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
High: High refers to the highest closing level of the index during the time period selected, with the date on which such highest closing level occurs indicated under the "Date" column next to the High level. The High Level may be a hypothetical, historical level and not an actual level of the Index. There is no guarantee that the Index will achieve the High Level in the future.
Low: Low refers to the lowest closing level of the index during the time period selected, with the date on which such lowest closing level occurs indicated under the "Date" column next to the Low level. The Low Level may be a hypothetical, historical level and not an actual level of the Index. The level of the Index could, in the future, decline below the Low Level displayed on this website.
Start: Start refers to the closing level of the index on the first trading day of the time period indicated.
End: End refers to the closing level of the index on the last trading day of the time period indicated.

Risk Measures
Volatility: Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Maximum Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Monthly Maximum Drawdown: Monthly Maximum Drawdown is the highest Maximum Drawdown calculated for each [rolling] monthly period during the specified time period. The Monthly Maximum Drawdown may be based on hypothetical, historical Index levels and not the actual Index levels. The Monthly Maximum Drawdown could, in the future, be larger than the Monthly Maximum Drawdown displayed on this website.
Embedded Index Fee: The levels of the Index are reduced by a daily adjustment factor of 0.80% per annum which may have a considerable impact on the level of the Index.

Return Statistics
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Average Monthly Return: Average Monthly Return is the arithmetic average of the Monthly Returns for each [full calendar month][full monthly anniversary period] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Average Monthly Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Average Monthly Return in the future. Past performance is not indicative of future returns.
Average Monthly Return (Positive Months): Average Monthly Return (Positive Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are greater than or equal to zero. The Average Monthly Return (Positive Months) may be based on hypothetical, historical levels and not an actual level of the Index. There is no guarantee that the Average Monthly Return (Positive Months) for a financial instrument linked to the performance of the Index will achieve the Average Monthly Return (Positive Months) displayed on this website.
Average Monthly Return (Negative Months): Average Monthly Return (Negative Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are less than zero. The Average Monthly Return (Negative Months) may be based on hypothetical, historical levels and not actual levels of the Index. The Average Monthly Return (Negative Months) could, in the future, decline below the Average Monthly Return (Negative Months) displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Number of Negative Months: The Number of Negative Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that less than zero. The Number of Negative Months may be based on hypothetical, historical levels and not actual levels of the Index. The Number of Negative Months during the term of a financial instrument linked to the performance of the Index may be greater than the Number of Negative Months displayed on this website.

Return
Daily Return: The Daily Return is the return of the index from the trading day that is 2 [trading][business] days immediately preceding the current day to the [trading][business] day immediately preceding the current day. The Daily Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Daily Return in the future. Past performance is not indicative of future returns.
Month to Date Return: The Month to Date Return is the return of the index from the [first [trading][business]] day of the current calendar month to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Month to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Month to Date Return in the future. Past performance is not indicative of future returns.
Quarter to Date Return: The Quarter to Date Return is the return of the index from the first [trading][business] day of the current calendar quarter to the trading day immediately preceding the date[Note: may need to change this to start from the end of the previous calendar quarter]. The Quarter to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Quarter to Date Return in the future. Past performance is not indicative of future returns.
Year to Date Return: The Year to Date Return is the return of the index from the first [trading][business] day of the current calendar year to the trading day immediately preceding the date [Note: may need to

change this to start from the end of the previous calendar month]. The Year to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Year to Date Return in the future. Past performance is not indicative of future returns.
3M Return: The 3 Month Return is the trailing return of the index over the past 3 month period ending in the last trading day immediately preceding the date. The 3 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 3 Month Return in the future. Past performance is not indicative of future returns.
6M Return: The 6 Month Return is the trailing return of the index over the past 6 month period ending in the last trading day immediately preceding the date. The 6 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 6 Month Return in the future. Past performance is not indicative of future returns.
1Y Return: The 1 Year Return is the trailing return of the index over the past 1 Year period ending in the last trading day immediately preceding the date. The 1 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 1 Year Return in the future. Past performance is not indicative of future returns.
2Y Return: The 2 Year Return is the trailing return of index over the past 2 Year period ending in the last trading day immediately preceding the date, and is not annualized. The 2 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 2 Year Return in the future. Past performance is not indicative of future returns.
5Y Return: The 5 Year Return is the trailing return of index over the past 5 year period ending in the last trading day immediately preceding the date, and is not annualized. The 5 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 5 Year Return in the future. Past performance is not indicative of future returns.

Analysis & Comparison
Current Level: The Current Level refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
Price Date: The Price Date is the trading day immediately preceding the current day.
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Return for Period: The Return for Period is the trailing return of the over the time period specified. The Return for Period may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Return for Period in the future.
Best Month Return: The Best Month Return is the highest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Best Month Return may be based on a hypothetical, historical performance and not actual performance of the Index. There is no guarantee that the Index will achieve the Best Month Return in the future.
Worst Month Return: The Worst Month Return is the lowest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period over a given period of time. The Worst Month Return may be based on hypothetical, historical performance and not actual performance of the Index. The performance of the Index could, in the future, generate a return that is lower than the Worst Month Return displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Annualized Volatility: The Annualized Volatility refers to the standard deviation of the daily logarithmic returns of the Index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Max Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical index levels and not actual index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Time to Recovery: The Time to Recovery is the [longest sub period during the specified time period from any day on which the index begins to decline to the first day on which the level of the index returns to the level it had at the beginning of the decline.] [This field will be left blank if the level of the index as of the current day is lower than the highest level reached by the index over the specified time period.] The Time to Recovery may be based on hypothetical, historical performance and not actual performance of the Index. The Time to Recovery could, in the future, be significantly longer than the Time to Recovery displayed on this website.

Volatility %: Reflects the volatility of the Index for the time period selected. The actual one month, three month, six month and one year volatility may be much different than the volatility displayed for any such period in the chart above
Drawdown: Reflects the percentage change in each index during the specified timeframe. Each index has the drawdown set at zero percent at the beginning of the time period set forth in the chart above. The drawdown may be based on hypothetical, historical index levels and not the actual index levels. The applicable drawdown could, in the future, be larger than the drawdown displayed on this website and, accordingly, could be larger than the drawdown for any other index or investment strategy displayed on this chart

(2) Short Summary of the Risks

- The Index and underlying strategies have limited operating history.
- The reported level of the Index and most of the underlying strategies will include the deduction of an adjustment factor.
- The Index may not be successful, may not outperform any alternative strategy or achieve its 5% target volatility.
- The portfolio of underlying strategies may not be a diversified portfolio.
- The Index involves monthly rebalancing and caps the sum of the weights of all underlying strategies, at rebalance, to 200%. It is possible, although unlikely, for the weight of a single underlying strategy to be close to 200%.
- There are risks associated with momentum, carry, mean reversion or short volatility investment strategies.
- The Index comprises only notional assets and liabilities. Some underlying strategies include notional short positions.
- Correlation of performances among the underlying strategies may reduce the performance of the Index.
- The Index is an excess return Index and reflects the performance of unfunded or uncollateralized investments in the assets underlying the Index.
- Commodity futures contracts underlying some of the strategies are subject to uncertain legal and regulatory regimes.
- Our affiliate, J.P. Morgan Securities plc ("JPMS plc"), is the Sponsor and Calculation Agent for the Index and underlying strategies. JPMS plc may adjust the Index or any underlying strategy in a way that affects its level.
- The Index is subject to risks associated with currency exchange, interest rates, non-US securities markets and the use of leverage and futures contracts.

(3) General Disclaimers

JPMorgan Chase & Co. ("J.P. Morgan") has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the "SEC") for any offerings to which these materials relate. Before you invest in any offering of securities by J.P. Morgan, you should read the prospectus in that registration statement, the prospectus supplement, as well as the particular product supplement, the relevant term

- JPMorgan JPMCCI Livestock Excess Return Index | Index Family : J.P. Morgan Commodity Curve Index

Return to List Page | Indices Home

Asset Class	Commodity	**Region**	Multi Region	**Strategy Style**	Traditional Beta	**Strategy Type**	Access Beta	**Currency**	USD
Risk Method	None	**Bloomberg ID**	JMCXLER	**Reuters ID**		**Core Index**	No		

Description: JPMorgan Commodity Curve Index (JPMCCI) Livestock Excess Return Index

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods

Time Period 1 Year Start Date dd-mmm-yyyy End Date dd-mmm-yyyy OK

Compare with: None Reference Indices Custom

Index Performance

Index Name	Current Level	Price Date	Annualized Return	Return for Period	Number of Positive Months	Annualized Volatility	Sharpe Ratio	Max Drawdown	Time to Recovery
JPMorgan JPMCCI Livestock Excess Return Index	100.63	31-Jan-2014	3.28%	3.27%	6	7.33%	0.45	-8.07%	-4 M -3 D


Index Levels**
106
104
102
100
98
96
94
92
90
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13

Volatility(%)

1 M 3 M 6 M 1 Yr


Drawdown
10.4%
10%
9.6%
9.2%
8.8%
8.4%
8%
7.6%
7.2%
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13

(1) Calculation descriptions

The first twelve columns reflect the performance of the index from the first trading day of the month displayed to the last trading day of that month.

- JPMorgan JPMCCI Livestock Price Index | Index Family : J.P. Morgan Commodity Curve Index

Return to List Page | Indices Home

Asset Class	Commodity	**Region**	Multi Region	**Strategy Style**	Traditional Beta	**Strategy Type**	Access Beta	**Currency**	USD
Risk Method	None	**Bloomberg ID**	JMCXLPI	**Reuters ID**		**Core Index**	No		

Description: JPMorgan Commodity Curve Index (JPMCCI) Livestock Price Index

SUMMARY | ANALYSIS & COMPARISONS

View and Filter Report for Various Time Periods — Export Complete Index History

Select Time Period: 1 Year | Start Date: dd-mmm-yyyy | End Date: dd-mmm-yyyy | OK

Selected Period: 01 February 2013 to 31 January 2014

Export Current Statistics

Index Level Data

	Level	Date
Current	176.32	31-Jan-2014
High	176.37	22-Jan-2014
Low	155.10	17-May-2013
Start	170.24	31-Dec-2013
End	176.32	31-Jan-2014

Risk Measures

Volatility	7.33%
Sharpe Ratio	0.74
Maximum Drawdown	-7.29%
Monthly Maximum Drawdown	-8.04%
Embedded Index Fee	—

Return Statistics

Annualized Return	5.41%
Number of Positive Months	6
Number of Negative Months	6

Return

Daily Return	0.31%
Month to Date Return	—
Quarter To Date Return	2.83%
Year To Date Return	2.83%
3 Month Return	4.18%
6 Month Return	10.47%
1 Year Return	5.40%
3 Year Return	14.68%
5 Year Return	14.68%


Index Levels**
108
106
104
102
100
98
96
94
92
90
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13
Selected Start Date: 02-01-2013 Selected End Date: 01-31-2014

Monthly and Annual Return Statistics

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Year
2014	3.57	0.68	—	—	—	—	—	—	—	—	—	—	3.57
2013	—	-3.91	-0.14	-0.94	-0.78	1.55	-0.45	2.18	2.59	1.25	0.55	-0.80	1.18

(1) Calculation descriptions

The first twelve columns reflect the performance of the index from the first trading day of the month displayed to the last trading day of that month.

The final column reflects the performance of the index for the year displayed.

These returns may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the index will achieve the monthly and annual returns displayed in the future. Past performance is not indicative of future returns.

** - As of the date shown above, the index was calculated based on a level for such index set equal to 100 on the date specified at the "Selected Start Date". The Index levels may reflect hypothetical, historical levels and not actual index levels. There is no guarantee that the Index will achieve the return displayed in the chart above in the future.

Index Level Data
Current: Current refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
High: High refers to the highest closing level of the index during the time period selected, with the date on which such highest closing level occurs indicated under the "Date" column next to the High level. The High Level may be a hypothetical, historical level and not an actual level of the Index. There is no guarantee that the Index will achieve the High Level in the future.
Low: Low refers to the lowest closing level of the index during the time period selected, with the date on which such lowest closing level occurs indicated under the "Date" column next to the Low level. The Low Level may be a hypothetical, historical level and not an actual level of the Index. The level of the Index could, in the future, decline below the Low Level displayed on this website.
Start: Start refers to the closing level of the index on the first trading day of the time period indicated.
End: End refers to the closing level of the index on the last trading day of the time period indicated.

Risk Measures
Volatility: Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Maximum Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Monthly Maximum Drawdown: Monthly Maximum Drawdown is the highest Maximum Drawdown calculated for each [rolling] monthly period during the specified time period. The Monthly Maximum Drawdown may be based on hypothetical, historical Index levels and not the actual Index levels. The Monthly Maximum Drawdown could, in the future, be larger than the Monthly Maximum Drawdown displayed on this website.
Embedded Index Fee: The levels of the Index are reduced by a daily adjustment factor of 0.80% per annum which may have a considerable impact on the level of the Index.

Return Statistics
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Average Monthly Return: Average Monthly Return is the arithmetic average of the Monthly Returns for each [full calendar month][full monthly anniversary period] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Average Monthly Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Average Monthly Return in the future. Past performance is not indicative of future returns.
Average Monthly Return (Positive Months): Average Monthly Return (Positive Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are greater than or equal to zero. The Average Monthly Return (Positive Months) may be based on hypothetical, historical levels and not an actual level of the Index. There is no guarantee that the Average Monthly Return (Positive Months) for a financial instrument linked to the performance of the Index will achieve the Average Monthly Return (Positive Months) displayed on this website.
Average Monthly Return (Negative Months): Average Monthly Return (Negative Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are less than zero. The Average Monthly Return (Negative Months) may be based on hypothetical, historical levels and not actual levels of the Index. The Average Monthly Return (Negative Months) could, in the future, decline below the Average Monthly Return (Negative Months) displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Number of Negative Months: The Number of Negative Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that less than zero. The Number of Negative Months may be based on hypothetical, historical levels and not actual levels of the Index. The Number of Negative Months during the term of a financial instrument linked to the performance of the Index may be greater than the Number of Negative Months displayed on this website.

Return
Daily Return: The Daily Return is the return of the index from the trading day that is 2 [trading][business] days immediately preceding the current day to the [trading][business] day immediately preceding the current day. The Daily Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Daily Return in the future. Past performance is not indicative of future returns.
Month to Date Return: The Month to Date Return is the return of the index from the [first [trading][business]] day of the current calendar month to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Month to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the index will achieve the Month to Date Return in the future. Past performance is not indicative of future returns.
Quarter to Date Return: The Quarter to Date Return is the return of the index from the first [trading][business] day of the current calendar quarter to the trading day immediately preceding the date[Note: may need to change this to start from the end of the previous calendar quarter]. The Quarter to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Quarter to Date Return in the future. Past performance is not indicative of future returns.
Year to Date Return: The Year to Date Return is the return of the index from the first [trading][business] day of the current calendar year to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Year to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Year to Date Return in the future. Past performance is not indicative of future returns.
3M Return: The 3 Month Return is the trailing return of the index over the past 3 month period ending in the last trading day immediately preceding the date. The 3 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 3 Month Return in the future. Past performance is not indicative of future returns.

6M Return: The 6 Month Return is the trailing return of the index over the past 6 month period ending in the last trading day immediately preceding the date. The 6 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 6 Month Return in the future. Past performance is not indicative of future returns.
1Y Return: The 1 Year Return is the trailing return of the index over the past 1 Year period ending in the last trading day immediately preceding the date. The 1 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 1 Year Return in the future. Past performance is not indicative of future returns.
2Y Return: The 2 Year Return is the trailing return of index over the past 2 Year period ending in the last trading day immediately preceding the date, and is not annualized. The 2 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 2 Year Return in the future. Past performance is not indicative of future returns.
5Y Return: The 5 Year Return is the trailing return of index over the past 5 year period ending in the last trading day immediately preceding the date, and is not annualized. The 5 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 5 Year Return in the future. Past performance is not indicative of future returns.

Analysis & Comparison
Current Level: The Current Level refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
Price Date: The Price Date is the trading day immediately preceding the current day.
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Return for Period: The Return for Period is the trailing return of the over the time period specified. The Return for Period may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Return for Period in the future.
Best Month Return: The Best Month Return is the highest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Best Month Return may be based on a hypothetical, historical performance and not actual performance of the Index. There is no guarantee that the Index will achieve the Best Month Return in the future.
Worst Month Return: The Worst Month Return is the lowest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period over a given period of time. The Worst Month Return may be based on hypothetical, historical performance and not actual performance of the Index. The performance of the Index could, in the future, generate a return that is lower than the Worst Month Return displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the Index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Annualized Volatility: The Annualized Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Max Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical index levels and not actual index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Time to Recovery: The Time to Recovery is the [longest sub period during the specified time period from any day on which the index begins to decline to the first day on which the level of the index returns to the level it had at the beginning of the decline.] [This field will be left blank if the level of the index as of the current day is lower than the highest level reached by the index over the specified time period.] The Time to Recovery may be based on hypothetical, historical performance and not actual performance of the Index. The Time to Recovery could, in the future, be significantly longer than the Time to Recovery displayed on this website.

Volatility %: Reflects the volatility of the Index for the time period selected. The actual one month, three month, six month and one year volatility may be much different than the volatility displayed for any such period in the chart above
Drawdown: Reflects the percentage change in each index during the specified timeframe. Each index has the drawdown set at zero percent at the beginning of the time period set forth in the chart above. The drawdown may be based on hypothetical, historical index levels and not the actual index levels. The applicable drawdown could, in the future, be larger than the drawndown displayed on this website and, accordingly, could be larger than the drawdown for any other index or investment strategy displayed on this chart

(2) Short Summary of the Risks

- The Index and underlying strategies have limited operating history
- The reported level of the Index and most of the underlying strategies will include the deduction of an adjustment factor.
- The Index may not be successful, may not outperform any alternative strategy or achieve its 5% target volatility.
- The portfolio of underlying strategies may not be a diversified portfolio.
- The Index involves monthly rebalancing and caps the sum of the weights of all underlying strategies, at rebalance, to 200%. It is possible, although unlikely, for the weight of a single underlying strategy to be close to 200%.
- There are risks associated with momentum, carry, mean reversion or short volatility investment strategies.
- The Index comprises only notional assets and liabilities. Some underlying strategies include notional short positions.
- Correlation of performances among the underlying strategies may reduce the performance of the Index.
- The Index is an excess return index and reflects the performance of unfunded or uncollateralized investments in the assets underlying the Index.
- Commodity futures contracts underlying some of the strategies are subject to uncertain legal and regulatory regimes.
- Our affiliate, J.P. Morgan Securities plc ("JPMS plc"), is the Sponsor and Calculation Agent for the Index and underlying strategies. JPMS plc may adjust the Index or any underlying strategy in a way that affects its level.
- The Index is subject to risks associated with currency exchange, interest rates, non-US securities markets and the use of leverage and futures contracts.

(3) General Disclaimers

JPMorgan Chase & Co. ("J.P. Morgan") has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the "SEC") for any offerings to which these materials relate. Before you invest in any offering of securities by J.P. Morgan, you should read the prospectus in that registration statement, the prospectus supplement, as well as the particular product supplement, the relevant term sheet or pricing supplement, and any other documents that J.P. Morgan will file with the SEC relating to such offering for more complete information about J.P. Morgan and the offering of any securities. You may get these documents without cost by visiting EDGAR on the SEC Website at www.sec.gov. Alternatively, J.P. Morgan, any agent, or any dealer participating in the particular offering will arrange to send you the prospectus and the prospectus supplement, as well as any product supplement and term sheet or pricing supplement, if you so request by calling toll-free (800) 576-3529.

+ Expand/Collapse Index Navigation

- JPMorgan JPMCCI Livestock Price Index | Index Family : J.P. Morgan Commodity Curve Index

Return to List Page | Indices Home

Asset Class	Commodity	**Region**	Multi Region	**Strategy Style**	Traditional Beta	**Strategy Type**	Access Beta	**Currency**	USD
Risk Method	None	**Bloomberg ID**	JMCXLPI	**Reuters ID**		**Core Index**	No		

Description: JPMorgan Commodity Curve Index (JPMCCI) Livestock Price Index

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods

Time Period 1 Year Start Date dd-mmm-yyyy End Date dd-mmm-yyyy OK

Compare with: None / Reference Indices / Custom

Index Performance

Index Name	Current Level	Price Date	Annualized Return	Return for Period	Number of Positive Months	Annualized Volatility	Sharpe Ratio	Max Drawdown	Time to Recovery
JPMorgan JPMCCI Livestock Price Index	178.32	31-Jan-2014	5.41%	5.40%	6	7.33%	0.74	-7.29%	-4 M -13 D


Index Levels**
108
106
104
102
100
98
96
94
92
90
Feb 13 Apr 13 Jun 13 Aug 13 Oct 13 Dec 13


Volatility(%)
1 M 3 M 6 M 1 Yr


Drawdown
10.4%
10%
9.6%
9.2%
8.8%
8.4%
8%
7.6%
7.2%
Feb 13 Apr 13 Jun 13 Aug 13 Oct 13 Dec 13

(1) Calculation descriptions

The first twelve columns reflect the performance of the index from the first trading day of the month displayed to the last trading day of that month.

The final column reflects the performance of the index for the year displayed.

- JPMorgan JPMCCI Livestock Total Return Index | Index Family : J.P. Morgan Commodity Curve Index

Return to List Page | Indices Home

Asset Class	Commodity	**Region**	Multi Region	**Strategy Style**	Traditional Beta	**Strategy Type**	Access Beta	**Currency**	USD
Risk Method	None	**Bloomberg ID**	JMCXLITR	**Reuters ID**		**Core Index**	No		

Description: JPMorgan Commodity Curve Index (JPMCCI) Livestock Total Return Index

SUMMARY ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods Export Complete Index History

Select Time Period 1 Year Start Date dd-mmm-yyyy End Date dd-mmm-yyyy OK

Selected Period: 01 February 2013 to 31 January 2014

Export Current Statistics

Index Level Data

	Level	Date
Current	219.71	31-Jan-2014
High	219.78	22-Jan-2014
Low	195.51	17-May-2013
Start	212.64	31-Dec-2013
End	219.71	31-Jan-2014

Risk Measures

Volatility	7.33%
Sharpe Ratio	0.46
Maximum Drawdown	-8.05%
Monthly Maximum Drawdown	-0.04%
Embedded Index Fee	---

Return Statistics

Annualized Return	3.34%
Number of Positive Months	6
Number of Negative Months	6

Return

Daily Return	0.31%
Month to Date Return	---
Quarter To Date Return	2.62%
Year To Date Return	2.62%
3 Month Return	3.15%
6 Month Return	8.38%
1 Year Return	3.33%
3 Year Return	-7.08%
5 Year Return	1.59%


Index Levels**
106
104
102
100
98
96
94
92
90
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13
Selected Start Date: 02-01-2013 Selected End Date: 01-31-2014

Monthly and Annual Return Statistics

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Year
2014	3.33	0.00	—	—	—	—	—	—	—	—	—	—	3.33

2013	—	-4.13	-0.68	-1.14	-0.86	2.27	-0.37	2.05	1.95	1.16	-0.04	-0.86	-1.85

(1) Calculation descriptions

The first twelve columns reflect the performance of the Index from the first trading day of the month displayed to the last trading day of that month.

The final column reflects the performance of the Index for the year displayed.

These returns may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the monthly and annual returns displayed in the future. Past performance is not indicative of future returns.

** - As of the date shown above, the index was calculated based on a level for such index set equal to 100 on the date specified at the "Selected Start Date". The Index levels may reflect hypothetical, historical levels and not actual index levels. There is no guarantee that the Index will achieve the return displayed in the chart above in the future.

Index Level Data
Current: Current refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
High: High refers to the highest closing level of the index during the time period selected, with the date on which such highest closing level occurs indicated under the "Date" column next to the High level. The High Level may be a hypothetical, historical level and not an actual level of the Index. There is no guarantee that the Index will achieve the High Level in the future.
Low: Low refers to the lowest closing level of the index during the time period selected, with the date on which such lowest closing level occurs indicated under the "Date" column next to the Low level. The Low Level may be a hypothetical, historical level and not an actual level of the Index. The level of the Index could, in the future, decline below the Low Level displayed on this website.
Start: Start refers to the closing level of the index on the first trading day of the time period indicated.
End: End refers to the closing level of the index on the last trading day of the time period indicated.

Risk Measures
Volatility: Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Maximum Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Monthly Maximum Drawdown: Monthly Maximum Drawdown is the highest Maximum Drawdown calculated for each [rolling] monthly period during the specified time period. The Monthly Maximum Drawdown may be based on hypothetical, historical Index levels and not the actual Index levels. The Monthly Maximum Drawdown could, in the future, be larger than the Monthly Maximum Drawdown displayed on this website.
Embedded Index Fee: The levels of the Index are reduced by a daily adjustment factor of 0.80% per annum which may have a considerable impact on the level of the Index.

Return Statistics
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Average Monthly Return: Average Monthly Return is the arithmetic average of the Monthly Returns for each [full calendar month][full monthly anniversary period] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Average Monthly Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Average Monthly Return in the future. Past performance is not indicative of future returns.
Average Monthly Return (Positive Months): Average Monthly Return (Positive Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are greater then or equal to zero. The Average Monthly Return (Positive Months) may be based on hypothetical, historical levels and not an actual level of the Index. There is no guarantee that the Average Monthly Return (Positive Months) for a financial instrument linked to the performance of the Index will achieve the Average Monthly Return (Positive Months) displayed on this website.
Average Monthly Return (Negative Months): Average Monthly Return (Negative Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are less than zero. The Average Monthly Return (Negative Months) may be based on hypothetical, historical levels and not actual levels of the Index. The Average Monthly Return (Negative Months) could, in the future, decline below the Average Monthly Return (Negative Months) displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Number of Negative Months: The Number of Negative Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that less than zero. The Number of Negative Months may be based on hypothetical, historical levels and not actual levels of the Index. The Number of Negative Months during the term of a financial instrument linked to the performance of the Index may be greater than the Number of Negative Months displayed on this website.

Return
Daily Return: The Daily Return is the return of the index from the trading day that is 2 [trading][business] days immediately preceding the current day to the [trading][business] day immediately preceding the current day. The Daily Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Daily Return in the future. Past performance is not indicative of future returns.
Month to Date Return: The Month to Date Return is the return of the index from the [first [trading][business]] day of the current calendar month to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Month to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Month to Date Return in the future. Past performance is not indicative of future returns.
Quarter to Date Return: The Quarter to Date Return is the return of the index from the first [trading][business] day of the current calendar quarter to the trading day immediately preceding the date[Note: may need to change this to start from the end of the previous calendar quarter]. The Quarter to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Quarter to Date Return in the future. Past performance is not indicative of future returns.
Year to Date Return: The Year to Date Return is the return of the index from the first [trading][business] day of the current calendar year to the trading day immediately preceding the date [Note: may need to

change this to start from the end of the previous calendar month]. The Year to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Year to Date Return in the future. Past performance is not indicative of future returns.
3M Return: The 3 Month Return is the trailing return of the index over the past 3 month period ending in the last trading day immediately preceding the date. The 3 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 3 Month Return in the future. Past performance is not indicative of future returns.
6M Return: The 6 Month Return is the trailing return of the index over the past 6 month period ending in the last trading day immediately preceding the date. The 6 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 6 Month Return in the future. Past performance is not indicative of future returns.
1Y Return: The 1 Year Return is the trailing return of the index over the past 1 Year period ending in the last trading day immediately preceding the date. The 1 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 1 Year Return in the future. Past performance is not indicative of future returns.
2Y Return: The 2 Year Return is the trailing return of index over the past 2 Year period ending in the last trading day immediately preceding the date, and is not annualized. The 2 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 2 Year Return in the future. Past performance is not indicative of future returns.
5Y Return: The 5 Year Return is the trailing return of index over the past 5 year period ending in the last trading day immediately preceding the date, and is not annualized. The 5 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 5 Year Return in the future. Past performance is not indicative of future returns.

Analysis & Comparison
Current Level: The Current Level refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
Price Date: The Price Date is the trading day immediately preceding the current day.
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Return for Period: The Return for Period is the trailing return of the over the time period specified. The Return for Period may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Return for Period in the future.
Best Month Return: The Best Month Return is the highest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Best Month Return may be based on a hypothetical, historical performance and not actual performance of the Index. There is no guarantee that the Index will achieve the Best Month Return in the future.
Worst Month Return: The Worst Month Return is the lowest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period over a given period of time. The Worst Month Return may be based on hypothetical, historical performance and not actual performance of the Index. The performance of the Index could, in the future, generate a return that is lower than the Worst Month Return displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Annualized Volatility: The Annualized Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Max Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical index levels and not actual index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Time to Recovery: The Time to Recovery is the [longest sub period during the specified time period from any day on which the index begins to decline to the first day on which the level of the index returns to the level it had at the beginning of the decline.] [This field will be left blank if the level of the index as of the current day is lower than the highest level reached by the index over the specified time period.] The Time to Recovery may be based on hypothetical, historical performance and not actual performance of the Index. The Time to Recovery could, in the future, be significantly longer than the Time to Recovery displayed on this website.

Volatility %: Reflects the volatility of the Index for the time period selected. The actual one month, three month, six month and one year volatility may be much different than the volatility displayed for any such period in the chart above
Drawdown: Reflects the percentage change in each index during the specified timeframe. Each index has the drawdown set at zero percent at the beginning of the time period set forth in the chart above. The drawdown may be based on hypothetical, historical index levels and not the actual index levels. The applicable drawdown could, in the future, be larger than the drawdown displayed on this website and, accordingly, could be larger than the drawdown for any other index or investment strategy displayed on this chart

(2) Short Summary of the Risks

- The Index and underlying strategies have limited operating history.
- The reported level of the Index and most of the underlying strategies will include the deduction of an adjustment factor.
- The Index may not be successful, may not outperform any alternative strategy or achieve its 5% target volatility.
- The portfolio of underlying strategies may not be a diversified portfolio.
- The Index involves monthly rebalancing and caps the sum of the weights of all underlying strategies, at rebalance, to 200%. It is possible, although unlikely, for the weight of a single underlying strategy to be close to 200%.
- There are risks associated with momentum, carry, mean reversion or short volatility investment strategies.
- The Index comprises only notional assets and liabilities. Some underlying strategies include notional short positions.
- Correlation of performances among the underlying strategies may reduce the performance of the Index.
- The Index is an excess return index and reflects the performance of unfunded or uncollateralized investments in the assets underlying the Index.
- Commodity futures contracts underlying some of the strategies are subject to uncertain legal and regulatory regimes.
- Our affiliate, J.P. Morgan Securities plc ("JPMS plc"), is the Sponsor and Calculation Agent for the Index and underlying strategies. JPMS plc may adjust the Index or any underlying strategy in a way that affects its level.
- The Index is subject to risks associated with currency exchange, interest rates, non-US securities markets and the use of leverage and futures contracts.

(3) General Disclaimers

JPMorgan Chase & Co. ("J.P. Morgan") has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the "SEC") for any offerings to which these materials relate. Before you invest in any offering of securities by J.P. Morgan, you should read the prospectus in that registration statement, the prospectus supplement, as well as the particular product supplement, the relevant term

- JPMorgan JPMCCI Livestock Total Return Index | Index Family : J.P. Morgan Commodity Curve Index

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Asset Class	Commodity	**Region**	Multi Region	**Strategy Style**	Traditional Beta	**Strategy Type**	Access Beta	**Currency**	USD
Risk Method	None	**Bloomberg ID**	JMCXLITR	**Reuters ID**		**Core Index**	No		

Description: JPMorgan Commodity Curve Index (JPMCCI) Livestock Total Return Index

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods

Time Period 1 Year Start Date dd-mmm-yyyy End Date dd-mmm-yyyy OK

Compare with: None Reference Indices Custom

Index Performance

Index Name	Current Level	Price Date	Annualized Return	Return for Period	Number of Positive Months	Annualized Volatility	Sharpe Ratio	Max Drawdown	Time to Recovery
JPMorgan JPMCCI Livestock Total Return Index	215.71	31-Jan-2014	3.34%	3.33%	6	7.33%	0.46	-8.05%	-4 M -3 D

Index Levels**


106
104
102
100
98
96
94
92
90
Feb 13 Apr 13 Jun 13 Aug 13 Oct 13 Dec 13

Volatility(%)

1 M 3 M 6 M 1 Yr

Drawdown


10.4%
10%
9.6%
9.2%
8.8%
8.4%
8%
7.6%
7.2%
Feb 13 Apr 13 Jun 13 Aug 13 Oct 13 Dec 13

(*) Calculation descriptions

The first twelve columns reflect the performance of the index from the first trading day of the month displayed to the last trading day of that month.